As filed with the Securities and Exchange Commission on February 6, 2015

1933 Act File No. [333 -             ];1940 Act File No. 811–21593

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-2

☑	REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
☐	PRE-EFFECTIVE AMENDMENT NO.
☐	POST-EFFECTIVE AMENDMENT NO.

and/or

☑	REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
☑	AMENDMENT NO. 64

Kayne Anderson MLP Investment Company

(Exact name of registrant as specified in charter)

811 Main Street, 14th Floor

Houston, TX 77002

(Address of Principal Executive Offices)

Registrant’s Telephone Number, Including Area Code: (877) 657-3863

David J. Shladovsky, Esq.

KA Fund Advisors, LLC

1800 Avenue of the Stars, Third Floor

Los Angeles, California 90067

(Name and Address of Agent for Service)

Copies of Communications to:

David A. Hearth, Esq. Paul Hastings LLP 55 Second Street, 24th Floor San Francisco, California 94105-3441 (415) 856-7000	John F. Della Grotta, Esq. Paul Hastings LLP 695 Town Center Drive, 17th Floor Costa Mesa, California 92626-1924 (714) 668-6210

Approximate Date of Proposed Public Offering: From time to time after the effective date of the Registration Statement.

If any of the securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box.    ☑

It is proposed that this filing will become effective (check appropriate box):    ☐

when declared effective pursuant to section 8(c).

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

Title of Securities Being Registered	Amount Being Registered(1)	Proposed Maximum Offering Price per Unit	Proposed Maximum Aggregate Offering Price(2)	Amount of Registration Fee
Common Stock, $0.001 par value per share (3)
Preferred Stock, $0.001 par value per share (3)
Debt Securities
Total			$1,000,000,000	$(4)

(1)	There are being registered hereunder a presently indeterminate number of shares of common stock, shares of preferred stock or debt securities to be offered on an immediate, continuous or delayed basis.
(2)	Estimated solely for the purpose of determining the registration fee pursuant to Rule 457(o) under the Securities Act of 1933. In no event will the aggregate initial offering price of all securities offered from time to time pursuant to the prospectus included as a part of this Registration Statement exceed $1,000,000,000.
(3)	Includes shares that the underwriters have the option to purchase to cover over-allotments, if any.
(4)	$37,794.29 transmitted via federal wire transfer (reference no. 0205B1QGC01C004492). A registration fee amount of $78,406.71, which represents that portion of the registration fee attributable to the unsold securities under the Registrant’s Registration Statement on Form N-2 (File No. 333-193497) filed on January 23, 2014, is being applied to and offset against the registration fee currently due pursuant to Rule 415(a)(6) and Rule 457(p) under the Securities Act.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933, as amended, or until this Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any jurisdiction where the offer, solicitation or sale is not permitted.

BASE PROSPECTUS

Subject to completion dated February 6, 2015

$ 1,000,000,000

Common Stock

Preferred Stock

Debt Securities

Kayne Anderson MLP Investment Company (the “Company,” “we,” “us,” or “our”) is a non-diversified, closed-end management investment company that began investment activities on September 28, 2004 following our initial public offering. Our investment objective is to obtain a high after-tax total return by investing at least 85% of our total assets in energy-related partnerships and their affiliates (collectively, “master limited partnerships” or “MLPs”), and in other companies that, as their principal business, operate assets used in the gathering, transporting, processing, storing, refining, distributing, mining or marketing of natural gas, natural gas liquids, crude oil, refined petroleum products or coal (collectively with MLPs, “Midstream Energy Companies”). We invest in equity securities of (i) master limited partnerships, including preferred, common and subordinated units and general partner interests, (ii) owners of such interests in master limited partnerships, and (iii) other Midstream Energy Companies. Additionally, we may invest in debt securities of MLPs and other Midstream Energy Companies. Substantially all of our total assets consist of publicly traded securities of MLPs and other Midstream Energy Companies. We are permitted to invest up to 50% of our total assets in unregistered or otherwise restricted securities of MLPs and other Midstream Energy Companies, including securities issued by private companies.

We may offer, from time to time, shares of our common stock ($0.001 par value per share), shares of our preferred stock ($0.001 par value per share), or debt securities, which we refer to in this prospectus collectively as our securities, in one or more offerings. We may offer our common stock, preferred stock or debt securities separately or in concurrent separate offerings, in amounts, at prices and on terms set forth in a prospectus supplement to this prospectus. You should read this prospectus and the related prospectus supplement carefully before you decide to invest in any of our securities.

We may offer and sell our securities to or through underwriters, through dealers or agents that we designate from time to time, directly to purchasers or through a combination of these methods. If an offering of our securities involves any underwriters, dealers or agents, then the applicable prospectus supplement will name the underwriters, dealers or agents and will provide information regarding any applicable purchase price, fee, commission or discount arrangements made with those underwriters, dealers or agents or the basis upon which such amount may be calculated. For more information about the manners in which we may offer our securities, see “Plan of Distribution.” We may not sell our securities through agents, underwriters or dealers without delivery of a prospectus supplement.

We are managed by KA Fund Advisors, LLC (“KAFA”), a subsidiary of Kayne Anderson Capital Advisors, L.P. (together, with KAFA, “Kayne Anderson”), a leading investor in MLPs. As of December 31, 2014, Kayne Anderson and its affiliates managed approximately $27 billion, including approximately $20 billion in MLPs and other Midstream Energy Companies.

(continued on the following page)

Investing in our securities may be speculative and involve a high degree of risk and should not constitute a complete investment program. Before buying any securities, you should read the discussion of the material risks of investing in our securities in “Risk Factors” beginning on page 23 of this prospectus. You should consider carefully these risks together with all of the other information contained in this prospectus and any prospectus supplement before making a decision to purchase our securities.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

The date of this prospectus is                     , 2015.

(continued from the previous page)

Shares of our common stock are listed on the New York Stock Exchange (“NYSE”) under the symbol “KYN.” The net asset value of our common stock at the close of business on December 31, 2014 was $34.31 per share, and the last sale price per share of our common stock on the NYSE as of that date was $38.18. See “Market and Net Asset Value Information.”

Shares of common stock of closed-end investment companies, like ours, frequently trade at discounts to their net asset values. If our common stock trades at a discount to our net asset value, the risk of loss may increase for purchasers of our common stock, especially for those investors who expect to sell their common stock in a relatively short period after purchasing shares in this offering. See “Risk Factors—Additional Risks Related to Our Common Stock—Market Discount From Net Asset Value Risk.”

Our common stock is junior in liquidation and distribution rights to our debt securities and preferred stock. The issuance of our debt securities and preferred stock represents the leveraging of our common stock. See “Use of Leverage—Effects of Leverage,” “Risk Factors—Additional Risks Related to Our Common Stock—Leverage Risk to Common Stockholders” and “Description of Capital Stock.” The issuance of any additional common stock offered by this prospectus will enable us to increase the aggregate amount of our leverage. Our preferred stock is senior in liquidation and distribution rights to our common stock and junior in liquidation and distribution rights to our debt securities. Our debt securities are unsecured obligations and, upon our liquidation, dissolution or winding up, rank (i) senior to all of our outstanding common stock and any preferred stock; (ii) on a parity with our obligations to any unsecured creditors and any unsecured securities representing our indebtedness, including our outstanding notes and any notes that we may issue under this registration statement; and (iii) junior to our obligations to any secured creditors.

This prospectus is part of a registration statement that we have filed with the Securities and Exchange Commission (the “SEC”), using the “shelf” registration process. Under the shelf registration process, we may offer, from time to time, our common stock, preferred stock or debt securities, separately or in concurrent offerings, in amounts, at prices and on terms set forth in prospectus supplements to this prospectus. The securities may be offered at prices and on terms described in one or more supplements to this prospectus. This prospectus provides you with a general description of the securities that we may offer. Each time we use this prospectus to offer securities, we will provide a prospectus supplement that will contain specific information about the terms of that offering. The prospectus supplement may also add, update or change information contained in this prospectus. This prospectus, together with any prospectus supplement, sets forth concisely the information about us that a prospective investor ought to know before investing. You should read this prospectus and the related prospectus supplement before deciding whether to invest and retain them for future reference. A Statement of Additional Information, dated                     , 2015 (the “SAI”), containing additional information about us, has been filed with the SEC and is incorporated by reference in its entirety into this prospectus. You may request a free copy of our SAI, the table of contents of which is on page 98 of this prospectus and our annual, semi-annual and quarterly reports to stockholders (when available), and request other information about the Company by calling toll-free at (877) 657-3863, or by writing to us at 811 Main Street, 14th Floor, Houston, Texas 77002, Attention: Investor Relations Department or by visiting our website at http://www.kaynefunds.com. The information contained in, or accessed through our website does not form part of this prospectus.

We are subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and the Investment Company Act of 1940, as amended (the “1940 Act”) and are required to file reports (including our annual and semi-annual reports, proxy statements and other information with the SEC. We voluntarily file quarterly shareholder reports. Copies of such reports, proxy statements and other information, as well as the registration statement and the amendments, exhibits and schedules thereto, can be obtained from the SEC’s Public Reference Room in Washington, D.C. Information relating to the Public Reference Room may be obtained by calling the SEC at (202) 551-8090. Such materials, and other information regarding the Company, are also available on the SEC’s website (http://www.sec.gov). You may also e-mail requests for these documents to publicinfo@sec.gov or make a request in writing to the SEC’s Public Reference Room, 100 F Street, N.E., Room 1580, Washington, D.C. 20549-0112.

None of our common stock, preferred stock or debt securities represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and they are not federally insured by the Federal Deposit Insurance Corporation, the Federal Board or any other governmental agency.

You should rely only on the information contained or incorporated by reference in this prospectus and any related prospectus supplement. We have not authorized any other person to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. We are not making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted or where the person making the offer or sale is not qualified to do so or to any person to whom it is not permitted to make such offer or sale. You should assume that the information appearing in this prospectus and any prospectus supplement is accurate only as of the respective dates on their front covers, regardless of the time of delivery of this prospectus, any prospectus supplement, or any sale of our common stock. Our business, financial condition, results of operations and prospects may have changed since that date.

PROSPECTUS SUMMARY

This summary highlights selected information contained elsewhere in this prospectus. This summary does not contain all of the information that you should consider before investing in our securities offered by this prospectus. You should carefully read the entire prospectus, any related prospectus supplement and the SAI, including the documents incorporated by reference into them, particularly the section entitled “Risk Factors” and the financial statements and related notes. Except where the context suggests otherwise, the terms the “Company,” “we,” “us,” and “our” refer to Kayne Anderson MLP Investment Company; “KAFA” or the “Adviser” refers to KA Fund Advisors, LLC; “Kayne Anderson” refers to KAFA and its managing member, Kayne Anderson Capital Advisors, L.P., collectively; “midstream energy assets” refers to assets used in the gathering, transporting, processing, storing, refining, distributing, mining or marketing of natural gas, natural gas liquids, crude oil, refined petroleum products or coal; “MLPs” or “master limited partnerships” refers to (i) energy-related partnerships, (ii) energy-related limited liability companies treated as partnerships and (iii) affiliates of those energy-related partnerships, substantially all of whose assets consist of interests in publicly traded partnerships; “Midstream Energy Companies” means (i) MLPs and (ii) other companies that, as their principal business, operate midstream energy assets; and “Energy Companies” means companies that own and operate assets that are used in or provide services to the energy sector, including assets used in exploring, developing, producing, transporting, storing, gathering, processing, refining, distributing, mining or marketing of natural gas, natural gas liquids, crude oil, refined products or coal.

The Company

Kayne Anderson MLP Investment Company, a Maryland corporation, is a non-diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Our outstanding shares of common stock are listed on the New York Stock Exchange (the “NYSE”) under the symbol “KYN.”

We began investment activities in September 2004 following our initial public offering. As of December 31, 2014, we had approximately 110.0 million shares of common stock outstanding, net assets applicable to our common stock of approximately $3.8 billion and total assets of approximately $7.0 billion.

Investment Objective

Our investment objective is to obtain a high after-tax total return by investing at least 85% of our total assets in MLPs and other Midstream Energy Companies.

Investment Policies

We have adopted the following non-fundamental investment policies:

•	For as long as the word “MLP” is in our name, it shall be our policy, under normal market conditions, to invest at least 80% of our total assets in MLPs.

•	We intend to invest at least 50% of our total assets in publicly traded securities of MLPs and other Midstream Energy Companies.

•	Under normal market conditions, we may invest up to 50% of our total assets in unregistered or otherwise restricted securities of MLPs and other Midstream Energy Companies. The types of unregistered or otherwise restricted securities that we may purchase include common units, subordinated units, preferred units, and convertible units of, and general partner interests in, MLPs, and securities of other public and private Midstream Energy Companies.

•	We may invest up to 15% of our total assets in any single issuer.

•	We may invest up to 20% of our total assets in debt securities of MLPs and other Midstream Energy Companies, including below investment grade debt securities (commonly referred to as “junk bonds” or “high yield bonds”) rated, at the time of investment, at least B3 by Moody’s Investors Service, Inc., B- by Standard & Poor’s or Fitch Ratings, comparably rated by another rating agency or, if unrated, determined by Kayne Anderson to be of comparable quality. In addition, up to one-quarter of our permitted investments in debt securities (or up to 5% of our total assets) may be invested in unrated debt securities or debt securities that are rated less than B3/B- of public or private companies.

•	Under normal market conditions, our policy is to utilize our Borrowings and our preferred stock (each a “Leverage Instrument” and collectively “Leverage Instruments”) in an amount that represents approximately 30% of our total assets, including proceeds from such Leverage Instruments. However, we reserve the right at any time, if we believe that market conditions are appropriate, to use Leverage Instruments to the extent permitted by the 1940 Act.

•	We may, but are not required to, use derivative investments and engage in short sales to hedge against interest rate, market and issuer risks.

Unless otherwise stated, all investment restrictions apply at the time of purchase and we will not be required to reduce a position due solely to market value fluctuations. However, although we may not be required to sell securities due to subsequent changes in value, if such changes cause us to have invested less than 80% of our total assets in securities of MLPs, we will be required to make future purchases of securities in a manner so as to bring us into compliance with this investment policy.

Our Board of Directors may change these investment policies without the approval of the holders of a majority of our voting securities, provided that our securities holders receive at least 60 days’ prior written notice of any change.

Our Portfolio Investments

As of December 31, 2014, we held $7.0 billion in equity investments and no debt investments. Our top 10 largest holdings by issuer as of that date were:

	Company	Sector	Amount ($ millions)	Percent of Total Investments
1.	Kinder Morgan, Inc.	Midstream Company	$781.9	11.2%
2.	Enterprise Products Partners L.P.	Midstream MLP	695.0	10.0
3.	Energy Transfer Partners, L.P.	Midstream MLP	468.2	6.7
4.	MarkWest Energy Partners, L.P.	Midstream MLP	402.4	5.8
5.	Regency Energy Partners LP	Midstream MLP	372.5	5.4
6.	Williams Partners L.P.(1)	Midstream MLP	366.6	5.3
7.	Plains All American Pipeline, L.P.	Midstream MLP	364.2	5.2
8.	DCP Midstream Partners, LP	Midstream MLP	295.8	4.3
9.	ONEOK Partners, L.P.	Midstream MLP	248.1	3.6
10.	Western Gas Partners, LP	Midstream MLP	242.1	3.5

(1)	On October 4, 2014, Williams Partners L.P. (“WPZ”) entered into a merger agreement with Access Midstream Partners, L.P. (“ACMP”). As of December 31, 2014, we held $202.3 million of ACMP. The merger closed on February 2, 2015.

Our Investment Adviser

KA Fund Advisors, LLC (“KAFA” or the “Adviser”) is our investment adviser, responsible for implementing and administering our investment strategy. KAFA is a subsidiary of Kayne Anderson Capital

Advisors, L.P. (“KACALP” and together with KAFA, “Kayne Anderson”). Both KAFA and KACALP are SEC-registered investment advisers. As of December 31, 2014, Kayne Anderson and its affiliates managed approximately $27 billion, including approximately $20 billion in MLPs and other Midstream Energy Companies. We believe that Kayne Anderson has developed an understanding of the MLP market that enables it to identify and take advantage of public MLP investment opportunities. In addition, Kayne Anderson’s senior professionals have developed a strong reputation in the energy sector and have many long-term relationships with industry managers, which we believe gives Kayne Anderson an important advantage in sourcing and structuring private investments.

KAFA manages three other publicly traded investment companies: Kayne Anderson Energy Total Return Fund, Inc. (NYSE: KYE); Kayne Anderson Energy Development Company (NYSE: KED); and Kayne Anderson Midstream/Energy Fund, Inc. (NYSE: KMF). Kayne Anderson has invested in MLPs and other Midstream Energy Companies since 1998.

The Offering

We may offer, from time to time, up to $1,000,000,000 of our securities at prices and on terms to be set forth in one or more prospectus supplements to this prospectus.

We may offer and sell our securities to or through underwriters, through dealers or agents that we designate from time to time, directly to purchasers or through a combination of these methods. If an offering of securities involves any underwriters, dealers or agents, then the applicable prospectus supplement will name the underwriters, dealers or agents and will provide information regarding any applicable purchase price, fee, commission or discount arrangements made with those underwriters, dealers or agents or the basis upon which such amount may be calculated. See “Plan of Distribution.” We may not sell any of our securities through agents, underwriters or dealers without delivery of a prospectus supplement describing the method and terms of the offering of our securities.

Use of Financial Leverage

We plan to utilize financial leverage with respect to our common stock through the issuance of preferred stock and debt securities, our revolving credit facility, term loan and other borrowings (such as prime brokerage or margin loans). The timing and terms of any leverage transactions will be determined by our Board of Directors. The issuance of additional common stock offered by this prospectus will enable us to increase the aggregate amount of our leverage. Throughout this prospectus, our debt securities, our revolving credit facility and other borrowings are collectively referred to as “Borrowings.”

We generally will seek to enhance our total returns through the use of financial leverage. Under normal market conditions, our policy is to utilize our Borrowings and our preferred stock, (each a “Leverage Instrument” and collectively “Leverage Instruments”) in an amount that represents approximately 30% of our total assets, including proceeds from such Leverage Instruments (which equates to approximately 57.6% of our net asset value as of December 31, 2014). However, based on market conditions at the time, we may use Leverage Instruments in amounts that represent greater than 30% leverage to the extent permitted by the 1940 Act. As of December 31, 2014, our Leverage Instruments represented approximately 27.9% of our total assets. At December 31, 2014, our asset coverage ratios under the 1940 Act, were 400% and 293% for debt and total leverage (debt plus preferred stock), respectively. Our long-term target asset coverage ratio with respect to our debt is 375%, but at times our target asset coverage ratios may be above or below this amount due to market conditions. Leverage Instruments have seniority in liquidation and distribution rights over our common stock. Costs associated with any issuance of preferred stock are borne by common stockholders and result in a reduction of the net asset value of our common stock. See “Use of Leverage.”

Because KAFA’s management fee is based upon a percentage of our average total assets, KAFA’s fee is higher since we employ leverage. Therefore, KAFA has a financial incentive to use leverage, which may create a conflict of interest between KAFA and our common stockholders.

There can be no assurance that our leveraging strategy will be successful during any period in which it is used. The use of leverage involves significant risks and creates a greater risk of loss, as well as potential for more gain, for holders of our common stock than if leverage is not used. See “Risk Factors—Additional Risks Related to Our Common Stock—Leverage Risk to Common Stockholders” and “—Additional Risks Related to Our Preferred Stock—Senior Leverage Risk to Preferred Stockholders.”

Derivatives and Other Strategies

We may write call options with the purpose of generating realized gains or reducing our ownership of certain securities. We will only write call options on securities that we hold in our portfolio (i.e., covered calls). A call option on a security is a contract that gives the holder of such call option the right to buy the security underlying the call option from the writer of such call option at a specified price at any time during the term of the option. At the time the call option is sold, the writer of a call option receives a premium (or call premium) from the buyer of such call option. If we write a call option on a security, we have the obligation upon exercise of such call option to deliver the underlying security upon payment of the exercise price. When we write a call option, an amount equal to the premium received by us will be recorded as a liability and will be subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by us as realized gains from investments on the expiration date. If we repurchase a written call option prior to its exercise, the difference between the premium received and the amount paid to repurchase the option is treated as a realized gain or realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether we have realized a gain or loss. We, as the writer of the option, bear the market risk of an unfavorable change in the price of the security underlying the written option.

We currently expect to utilize hedging techniques such as interest rate swaps to mitigate potential interest rate risk on a portion of our Leverage Instruments. Such interest rate swaps would principally be used to protect us against higher costs on our Leverage Instruments resulting from increases in short-term interest rates. We anticipate that the majority of our interest rate hedges will be interest rate swap contracts with financial institutions.

We may use short sales, arbitrage and other strategies to try to generate additional return. As part of such strategies, we may (i) engage in paired long-short trades to arbitrage pricing disparities in securities held in our portfolio; (ii) purchase call options or put options, (iii) enter into total return swap contracts; or (iv) sell securities short. Paired trading consists of taking a long position in one security and concurrently taking a short position in another security within the same or an affiliated issuer. With a long position, we purchase a stock outright; whereas with a short position, we would sell a security that we do not own and must borrow to meet our settlement obligations. We will realize a profit or incur a loss from a short position depending on whether the value of the underlying stock decreases or increases, respectively, between the time the stock is sold and when we replace the borrowed security. See “Risk Factors—Risks Related to Our Investments and Investment Techniques—Short Sales Risk.” A total return swap is a contract between two parties designed to replicate the economics of directly owning a security. We may enter into total return swaps with financial institutions related to equity investments in certain MLPs.

To a lesser extent, we may use various hedging and other risk management strategies to seek to manage market risks. Such hedging strategies would be utilized to seek to protect against possible adverse changes in the market value of securities held in our portfolio, or to otherwise protect the value of our portfolio. We may execute our hedging and risk management strategy by engaging in a variety of transactions, including buying or selling options or futures contracts on indexes. See “Risk Factors—Risks Related to Our Investments and Investment Techniques—Derivatives Risk.”

For purposes of determining compliance with the requirement that we invest 80% of our total assets in MLPs, we value derivative instruments based on their respective current fair market values. See “Investment Objective and Policies.”

Distributions

We have paid distributions to our common stockholders every fiscal quarter since inception and intend to continue to pay quarterly distributions to our common stockholders, funded in part by the net distributable income generated from our portfolio investments. The net distributable income generated from our portfolio investments is the amount received by us as cash or paid-in-kind distributions from equity securities owned by us, interest payments received on debt securities owned by us, other payments on securities owned by us, net premiums received from the sale of covered call options and income tax benefits (on net investment loss), if any, less current or anticipated operating expenses, income tax expense (on net investment income), if any, and our leverage costs (including dividends on preferred stock issued by us and excluding non-cash amortization of costs to issue leverage). On January 16, 2015 we paid a quarterly distribution of $0.655 per share to our common stockholders. Payment of future distributions is subject to approval by our Board of Directors, as well as meeting the covenants of our senior debt, the terms of our preferred stock and the asset coverage requirements of the 1940 Act. The Fund expects that a portion of its distributions may constitute a return of capital (“ROC”) distribution, which represents a return of a stockholder’s original investment in the Fund. See “Tax Matters—Federal Income Taxation of Holders of Our Common Stock.”

We pay dividends on the Series A MRP Shares, Series B MRP Shares, Series C MRP Shares, Series E MRP Shares, Series F MRP Shares, Series G MRP Shares, Series H MRP Shares and Series I MRP Shares (collectively, the “MRP Shares”) in accordance with the terms thereof. The holders of the Series A MRP Shares, Series B MRP Shares, Series C MRP Shares, Series H MRP Shares and Series I MRP Shares shall be entitled to receive quarterly cumulative cash dividends, and the holders of the Series E MRP Shares, Series F MRP Shares and Series G MRP Shares shall be entitled to receive monthly cumulative cash dividends, when, as and if authorized by the Board of Directors. See “Description of Securities—Preferred Stock.”

Use of Proceeds

Unless otherwise specified in a prospectus supplement, we intend to use the net proceeds of any sales of our securities pursuant to this prospectus to make investments in portfolio companies in accordance with our investment objective and policies, to repay indebtedness or for general corporate purposes. Pending such investments, we anticipate either investing the proceeds in short-term securities issued by the U.S. government or its agencies or instrumentalities or in high quality, short-term or long-term debt obligations or money market instruments. The supplement to this prospectus relating to an offering will more fully identify the use of proceeds from such offering. See “Use of Proceeds.”

Taxation

We are treated as a corporation for federal income tax purposes and, as a result, we are subject to corporate income tax to the extent we recognize net taxable income. As a partner in MLPs, we report our allocable share of each MLP’s taxable income or loss in computing our taxable income or loss, whether or not we actually receive any cash from such MLP. See “Tax Matters.”

Stockholder Tax Features

Excluding the impact of any realized gains or realized losses, we expect that a portion of our distributions to our common stockholders may constitute a non-taxable return of capital distribution. If we make distributions from current and accumulated earnings and profits (which includes realized gains or realized losses, if any) as computed for federal income tax purposes, such distributions will generally be taxable to stockholders in the current period as ordinary income for federal income tax purposes and would be eligible for the lower tax rates applicable to qualified dividend income of non-corporate taxpayers under current law. If such distributions exceed our current and accumulated earnings and profits as computed for federal income tax purposes, such excess distributions will constitute a non-taxable return of capital to the extent of a common stockholder’s basis in our common stock and will result in a reduction of such basis. To the extent such excess exceeds a common stockholder’s basis in our common stock, such excess will be taxed as capital gain. A “return of capital” represents a return of a stockholder’s original investment in our shares, and should not be confused with a dividend from earnings and profits. Upon the sale of common stock, a holder of our common stock generally will recognize capital gain or loss measured by the difference between the sale proceeds received by the common stockholder and the common stockholder’s federal income tax basis in our common stock sold, as adjusted to reflect return of capital. See “Tax Matters.”

Risk Considerations

Investing in our securities involves risk, including the risk that you may receive little or no return on your investment, or even that you may lose part of all of your investment. Therefore, before investing in our securities you should consider carefully the risks set forth in “Risk Factors” beginning on page 23. We are designed primarily as a long-term investment vehicle, and none of our common stock, preferred stock or debt securities is an appropriate investment for a short-term trading strategy. An investment in our securities should not constitute a complete investment program for any investor and involves a high degree of risk. Due to the uncertainty in all investments, there can be no assurance that we will achieve our investment objective.

Tax Risks

In addition to other risk considerations, an investment in our securities will involve certain tax risks, including the risk the master limited partnerships in which we invest will be classified as corporations rather than as partnerships for federal income tax purposes (which may reduce our return, negatively affect the net asset value of our common stock and negatively impact asset coverage ratios for our senior securities) and the risk of changes in tax laws or regulations, or interpretations thereof, which could adversely affect us or the portfolio companies in which we invest. Tax matters are very complicated, and the federal, state, local and foreign tax consequences of an investment in and holding of our securities will depend on the facts of each investor’s situation. Investors are encouraged to consult their own tax advisers regarding the specific tax consequences that may affect such investors. See “Risk Factors—Tax Risks” for more information on these risks.

Dividend Reinvestment Plan

We have adopted a dividend reinvestment plan for our common stockholders. Our plan is an “opt out” dividend reinvestment plan. As a result, if we declare a cash distribution to our common stockholders, then such distributions will be automatically reinvested in additional shares of our common stock, unless the stockholder specifically elects to receive cash. Common stockholders who receive distributions in the form of stock will be subject to the same federal, state and local tax consequences as common stockholders who elect to receive their distribution in cash. See “Dividend Reinvestment Plan.”

Trading at a Discount

The shares of common stock of closed-end investment companies frequently trade at prices lower than their net asset value. We cannot assure you that our common stock will trade at a price higher than or equal to our net asset value. The possibility that our common stock may trade at a discount to our net asset value is separate and distinct from the risk that our common stock’s net asset value may decline. In addition to net asset value, the market price of our common stock may be affected by such factors as the distributions we make, which are in turn affected by expenses, the stability of our distributions, liquidity and market supply and demand. If we were to issue our common stock at a price less than our net asset value (such offering would require the approval or our stockholders), our net asset value would be reduced immediately following such offering. See “Risk Factors,” “Description of Capital Stock” and “Our Structure; Common Stock Repurchases and Change In Our Structure.” Our common stock is designed primarily for long-term investors and you should not purchase our common stock if you intend to sell it shortly after purchase.

FORWARD-LOOKING STATEMENTS

Certain statements in this prospectus constitute forward-looking statements, which involve known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such forward-looking statements. Such factors include, among others, those listed under “Risk Factors” in this prospectus and our SAI. In this prospectus, we use words such as “anticipates,” “believes,” “expects,” “intends” and similar expressions to identify forward-looking statements.

The forward-looking statements contained in this prospectus include statements as to:

•	our operating results;

•	our business prospects;

•	our existing investments and our expected investments;

•	our contractual arrangements and relationships with third parties;

•	the dependence of our future success on the general economy and its impact on the industries in which we invest;

•	our ability to source favorable private investments;

•	the ability of the MLPs and other Midstream Energy Companies in which we invest to achieve their objectives;

•	our use of financial leverage and expected financings;

•	our tax status;

•	the tax status of the MLPs in which we intend to invest;

•	the adequacy of our cash resources and working capital; and

•	the timing and amount of distributions, dividends and interest income from the MLPs and other Midstream Energy Companies in which we invest.

The factors identified above are believed to be important factors, but not necessarily all of the important factors, that could cause our actual results to differ materially from those expressed in any forward-looking statement. Unpredictable or unknown factors could also have material adverse effects on us. Since our actual results, performance or achievements could differ materially from those expressed in, or implied by, these forward-looking statements, we cannot give any assurance that any of the events anticipated by the forward-looking statements will occur, or, if any of them do, what impact they will have on our results of operations and financial condition. All forward-looking statements included in this prospectus are expressly qualified in their entirety by the foregoing cautionary statements. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this prospectus. We do not undertake any obligation to update, amend or clarify these forward-looking statements or the risk factors contained in this prospectus, whether as a result of new information, future events or otherwise, except as may be required under the federal securities laws. Although we undertake no obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise, you are advised to consult any additional disclosures that we may make directly to you or through reports that we in the future may file with the SEC, including our annual reports. We acknowledge that, notwithstanding the foregoing statement, the safe harbor for forward-looking statements under the Private Securities Litigation Reform Act of 1995 does not apply to investment companies such as us.

KAYNE ANDERSON MLP INVESTMENT COMPANY

We are a non-diversified, closed-end management investment company registered under the 1940 Act. We were formed as a Maryland corporation in June 2004 and began investment activities in September 2004 after our initial public offering. Our common stock is listed on the NYSE under the symbol “KYN.”

As of December 31, 2014, we had (a) approximately 110 million shares of common stock outstanding, (b) $524 million of MRP Shares outstanding, and (c) $1,435 million in Notes outstanding. As of December 31, 2014, we had net assets applicable to our common stock of approximately $3.8 billion and total assets of approximately $7.0 billion.

The following table sets forth information about our outstanding securities as of December 31, 2014 (the information in the table is unaudited; and amounts are in 000s):

Title of Class	Amount of Shares/ Aggregate Liquidation Preference/ Aggregate Principal Amount Authorized	Amount Held by Us or for Our Account	Actual Amount Outstanding
Common Stock	$179,040	$0	$110,000
Series A Mandatory Redeemable Preferred Shares(1)	104,000	0	104,000
Series B Mandatory Redeemable Preferred Shares(1)	8,000	0	8,000
Series C Mandatory Redeemable Preferred Shares(1)	42,000	0	42,000
Series E Mandatory Redeemable Preferred Shares(1)	120,000	0	120,000
Series F Mandatory Redeemable Preferred Shares(1)	125,000	0	125,000
Series G Mandatory Redeemable Preferred Shares(1)	50,000	0	50,000
Series H Mandatory Redeemable Preferred Shares(1)	50,000	0	50,000
Series I Mandatory Redeemable Preferred Shares(1)	25,000	0	25,000
Notes, Series O	65,000	0	65,000
Notes, Series Q	15,000	0	15,000
Notes, Series R	25,000	0	25,000
Notes, Series S	60,000	0	60,000
Notes, Series T	40,000	0	40,000
Notes, Series U	60,000	0	60,000
Notes, Series V	70,000	0	70,000
Notes, Series W	100,000	0	100,000
Notes, Series X	14,000	0	14,000
Notes, Series Y	20,000	0	20,000
Notes, Series Z	15,000	0	15,000
Notes, Series AA	15,000	0	15,000
Notes, Series BB	35,000	0	35,000
Notes, Series CC	76,000	0	76,000
Notes, Series DD	75,000	0	75,000
Notes, Series EE	50,000	0	50,000
Notes, Series FF	65,000	0	65,000
Notes, Series GG	45,000	0	45,000
Notes, Series HH	250,000	0	250,000
Notes, Series II	30,000	0	30,000
Notes, Series JJ	30,000	0	30,000
Notes, Series KK	80,000	0	80,000
Notes, Series LL	50,000	0	50,000
Notes, Series MM	40,000	0	40,000
Notes, Series NN	20,000	0	20,000
Notes, Series OO	90,000	0	90,000

(1)	Each share has a liquidation preference of $25.00.

Our principal office is located at 811 Main Street, 14th Floor, Houston, Texas 77002, and our telephone number is (713) 493-2020.

FEES AND EXPENSES

The following table contains information about the costs and expenses that common stockholders will bear directly or indirectly. The table below assumes the use of Leverage Instruments in an amount equal to 24.3% of our total assets, which represents our average leverage levels for the fiscal year ended November 30, 2014, and shows our expenses as a percentage of net assets attributable to our common stock. We caution you that the percentages in the table below indicating annual expenses are estimates and may vary from actual results.

Stockholder Transaction Expenses:
Sales Load Paid (as a percentage of offering price) (1)	—%
Offering Expenses Borne (as a percentage of offering price) (2)
Dividend Reinvestment Plan Fees (3)	None

Total Stockholder Transaction Expenses (as a percentage of offering price)(4)	—%

Percentage of Net Assets Attributable to Common Stock (5)

Annual Expenses:
Management Fees (6)	2.50%
Interest Payments (including issuance costs) on Borrowed Funds	1.17
Dividend Payments (including issuance costs) on Preferred Stock	0.57
Other Expenses (exclusive of current and deferred income tax expense)	0.11

Annual Expenses (exclusive of current and deferred income tax expense)	4.35
Current Income Tax Expense (7)	0.09
Deferred Income Tax Expense (7)	8.20

Total Annual Expenses (including current and deferred income tax expenses)	12.64%

(1)	The sales load will apply only if the securities to which this prospectus relates are sold to or through underwriters. In such case, a corresponding prospectus supplement will disclose the applicable sales load.

(2)	The related prospectus supplement will disclose the estimated amount of offering expenses, the offering price and the offering expenses as a percentage of the offering price.

(3)	The expenses of administering our Dividend Reinvestment Plan are included in Other Expenses. Common stockholders will pay brokerage charges if they direct American Stock Transfer & Trust Company, as their agent (the “Plan Administrator”), to sell their common stock held in a dividend reinvestment account. See “Dividend Reinvestment Plan.”

(4)	The related prospectus supplement will disclose the offering price and the total stockholder transaction expenses as a percentage of the offering price.

(5)	The annual expenses in the table are calculated using (i) such expenses as reported on our statement of operations for the fiscal year ended November 30, 2014 and (ii) our average net assets for the fiscal year ended November 30, 2014.

(6)

Pursuant to the terms of the investment management agreement between the Company and KAFA, the management fee is calculated at an annual rate of 1.375% of our average total assets (excluding net deferred income tax assets, if any). KAFA has agreed, for a period of one year ending on December 11, 2015, to waive a portion of its management fee. The fee waiver agreement provides for a management fee of 1.375% on average total assets up to $4.5 billion, a fee of 1.25% on average total assets between $4.5 billion and $9.5 billion, a fee of 1.125% on average total assets between $9.5 billion and $14.5 billion, and a fee of 1.0%

on average total assets in excess of $14.5 billion. Management fees in the table above do not reflect this fee waiver (management fee would be 2.42% if the fee waiver was included). Management fees in the table above are calculated as a percentage of net assets attributable to common stock, which results in a higher percentage than the percentage attributable to average total assets. See “Management—Investment Management Agreement.”

(7)	For the fiscal year ended November 30, 2014, we recorded current tax expense of $3.6 million and net deferred tax expense of $325.4 million attributable to our net investment loss, realized gains and unrealized gains.

The purpose of the table above and the example below is to help you understand all fees and expenses that you would bear directly or indirectly as a holder of our common stock. See “Management” and “Dividend Reinvestment Plan.”

Example

The following example illustrates the expenses that common stockholders would pay on a $1,000 investment in our common stock, assuming total annual expenses before tax are 4.35% of net asset value in year 1. The following example assumes that all distributions are reinvested at net asset value, an annual rate of return of 5% on our portfolio securities, and expenses include income tax expense associated with the 5% assumed rate of return on such portfolio securities.

	1 Year	3 Years	5 Years	10 Years
Expenses	$64	$197	$338	$726

THE EXAMPLE AND THE EXPENSES IN THE TABLE ABOVE SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE EXPENSES. The example assumes that the estimated “Annual Expenses (exclusive of current and deferred income tax expense)” set forth in the Annual Expenses table are accurate and that all distributions are reinvested at net asset value. ACTUAL EXPENSES (INCLUDING THE COST OF LEVERAGE, IF ANY, AND OTHER EXPENSES) MAY BE GREATER OR LESS THAN THOSE SHOWN. Moreover, our actual rate of return may be greater or less than the hypothetical 5% return shown in the example. IN THE EVENT THAT A SALES LOAD APPLIES, AN EXAMPLE SIMILAR TO THIS WILL BE RESTATED IN A CORRESPONDING PROSPECTUS SUPPLEMENT TO SHOW THE EFFECT OF THE SALES LOAD.

FINANCIAL HIGHLIGHTS

The Financial Highlights set forth below are derived from our financial statements, the accompanying notes thereto, and the report of PricewaterhouseCoopers LLP thereon for the fiscal year ended November 30, 2014 (the “2014 Audited Financial Statements”) which are incorporated by reference into our SAI. Copies of our SAI are available from us without charge upon request.

FINANCIAL HIGHLIGHTS

(amounts in 000’s, except share and per share amounts)

	For the Fiscal Year Ended November 30,
	2014	2013	2012

Per Share of Common Stock(1)
Net asset value, beginning of period	$34.30	$28.51	$27.01
Net investment income (loss)(2)	(0.76)	(0.73)	(0.71)
Net realized and unrealized gain (loss)	5.64	8.72	4.27

Total income (loss) from operations	4.88	7.99	3.56

Dividends and distributions — auction rate preferred(2)(3)	—	—	—

Common dividends(3)	(2.28)	(1.54)	(1.54)
Common distributions — return of capital(3)	(0.25)	(0.75)	(0.55)

Total dividends and distributions — common	(2.53)	(2.29)	(2.09)

Underwriting discounts and offering costs on the issuance of auction rate preferred stock	—	—	—
Effect of issuance of common stock	0.06	0.09	0.02
Effect of shares issued in reinvestment of distributions	—	—	0.01

Total capital stock transactions	0.06	0.09	0.03

Net asset value, end of period	$36.71	$34.30	$28.51

Market value per share of common stock, end of period	$38.14	$37.23	$31.13

Total investment return based on common stock market value(4)	9.9%	28.2%	19.3%
Supplemental Data and Ratios(5)
Net assets applicable to common stockholders, end of period	$4,026,822	$3,443,916	$2,520,821
Ratio of expenses to average net assets
Management fees (net of fee waiver)	2.4%	2.4%	2.4%
Other expenses	0.1	0.1	0.2

Subtotal	2.5	2.5	2.6
Interest expense and distributions on mandatory redeemable preferred stock(2)	1.8	2.1	2.4
Income tax expense	8.3	14.4	7.2

Total expenses	12.6%	19.0%	12.2%

Ratio of net investment income (loss) to average net assets(2)	(2.0)%	(2.3)%	(2.5)%
Net increase (decrease) in net assets to common stockholders resulting from operations to average net assets	13.2%	24.3%	11.6%
Portfolio turnover rate	17.6%	21.2%	20.4%
Average net assets	$3,967,458	$3,027,563	$2,346,249
Notes outstanding, end of period	1,435,000	1,175,000	890,000
Credit facility outstanding, end of period	—	69,000	19,000
Term loan outstanding, end of period	51,000	—	—
Auction rate preferred stock, end of period	—	—	—
Mandatory redeemable preferred stock, end of period	524,000	449,000	374,000
Average shares of common stock outstanding	107,305,514	94,658,194	82,809,687
Asset coverage of total debt(6)	406.2%	412.9%	418.5%
Asset coverage of total leverage (debt and preferred stock)(7)	300.3%	303.4%	296.5%
Average amount of borrowings per share of common stock during the period(1)	$13.23	$11.70	$10.80

See accompanying notes to the financial highlights

FINANCIAL HIGHLIGHTS

(amounts in 000’s, except share and per share amounts)

	For the Fiscal Year Ended November 30,
	2011	2010	2009	2008

Per Share of Common Stock(1)
Net asset value, beginning of period	$26.67	$20.13	$14.74	$30.08
Net investment income (loss)(2)	(0.69)	(0.44)	(0.33)	(0.73)
Net realized and unrealized gain (loss)	2.91	8.72	7.50	(12.56)

Total income (loss) from operations	2.22	8.28	7.17	(13.29)

Dividends and distributions — auction rate preferred(2)(3)	—	—	(0.01)	(0.10)

Common dividends(3)	(1.26)	(0.84)	—	—
Common distributions — return of capital(3)	(0.72)	(1.08)	(1.94)	(1.99)

Total dividends and distributions — common	(1.98)	(1.92)	(1.94)	(1.99)

Underwriting discounts and offering costs on the issuance of auction rate preferred stock	—	—	—	—
Effect of issuance of common stock	0.09	0.16	0.12	—
Effect of shares issued in reinvestment of distributions	0.01	0.02	0.05	0.04

Total capital stock transactions	0.10	0.18	0.17	0.04

Net asset value, end of period	$27.01	$26.67	$20.13	$14.74

Market value per share of common stock, end of period	$28.03	$28.49	$24.43	$13.37

Total investment return based on common stock market value(4)	5.6%	26.0%	103.0%	(48.8)%
Supplemental Data and Ratios(5)
Net assets applicable to common stockholders, end of period	$2,029,603	$1,825,891	$1,038,277	$651,156
Ratio of expenses to average net assets
Management fees (net of fee waiver)	2.4%	2.1%	2.1%	2.2%
Other expenses	0.2	0.2	0.4	0.3

Subtotal	2.6	2.3	2.5	2.5
Interest expense and distributions on mandatory redeemable preferred stock(2)	2.3	1.9	2.5	3.4
Income tax expense	4.8	20.5	25.4	— (8)

Total expenses	9.7%	24.7%	30.4%	5.9%

Ratio of net investment income (loss) to average net assets(2)	(2.5)%	(1.8)%	(2.0)%	(2.8)%
Net increase (decrease) in net assets to common stockholders resulting from operations to average net assets	7.7%	34.6%	43.2%	(51.2)%
Portfolio turnover rate	22.3%	18.7%	28.9%	6.7%
Average net assets	$1,971,469	$1,432,266	$774,999	$1,143,192
Notes outstanding, end of period	775,000	620,000	370,000	304,000
Credit facility outstanding, end of period	—	—	—	—
Term loan outstanding, end of period	—	—	—	—
Auction rate preferred stock, end of period	—	—	75,000	75,000
Mandatory redeemable preferred stock, end of period	260,000	160,000	—	—
Average shares of common stock outstanding	72,661,162	60,762,952	46,894,632	43,671,666
Asset coverage of total debt(6)	395.4%	420.3%	400.9%	338.9%
Asset coverage of total leverage (debt and preferred stock)(7)	296.1%	334.1%	333.3%	271.8%
Average amount of borrowings per share of common stock during the period(1)	$10.09	$7.70	$6.79	$11.52

See accompanying notes to the financial highlights

FINANCIAL HIGHLIGHTS

(amounts in 000’s, except share and per share amounts)

	For the Fiscal Year Ended November 30,
	2007	2006	2005

Per Share of Common Stock(1)
Net asset value, beginning of period	$28.99	$25.07	$23.91
Net investment income (loss)(2)	(0.73)	(0.62)	(0.17)
Net realized and unrealized gain (loss)	3.58	6.39	2.80

Total income (loss) from operations	2.85	5.77	2.63

Dividends and distributions — auction rate preferred(2)(3)	(0.10)	(0.10)	(0.05)

Common dividends(3)	(0.09)	—	(0.13)
Common distributions — return of capital(3)	(1.84)	(1.75)	(1.37)

Total dividends and distributions — common	(1.93)	(1.75)	(1.50)

Underwriting discounts and offering costs on the issuance of auction rate preferred stock	—	—	(0.03)
Effect of issuance of common stock	0.26	—	0.11
Effect of shares issued in reinvestment of distributions	0.01	—	—

Total capital stock transactions	0.27	—	0.08

Net asset value, end of period	$30.08	$28.99	$25.07

Market value per share of common stock, end of period	$28.27	$31.39	$24.33

Total investment return based on common stock market value(4)	(4.4)%	37.9%	3.7%
Supplemental Data and Ratios(5)
Net assets applicable to common stockholders, end of period	$1,300,030	$1,103,392	$932,090
Ratio of expenses to average net assets
Management fees (net of fee waiver)	2.3%	3.2%	1.2%
Other expenses	0.2	0.2	0.3

Subtotal	2.5	3.4	1.5
Interest expense and distributions on mandatory redeemable preferred stock(2)	2.3	1.7	0.8
Income tax expense	3.5	13.8	6.4

Total expenses	8.3%	18.9%	8.7%

Ratio of net investment income (loss) to average net assets(2)	(2.3)%	(2.4)%	(0.7)%
Net increase (decrease) in net assets to common stockholders resulting from operations to average net assets	7.3%	21.7%	10.0%
Portfolio turnover rate	10.6%	10.0%	25.6%
Average net assets	$1,302,425	$986,908	$870,672
Notes outstanding, end of period	505,000	320,000	260,000
Credit facility outstanding, end of period	97,000	17,000	—
Term loan outstanding, end of period	—	—	—
Auction rate preferred stock, end of period	75,000	75,000	75,000
Mandatory redeemable preferred stock, end of period	—	—	—
Average shares of common stock outstanding	41,134,949	37,638,314	34,077,731
Asset coverage of total debt(6)	328.4%	449.7%	487.3%
Asset coverage of total leverage (debt and preferred stock)(7)	292.0%	367.8%	378.2%
Average amount of borrowings per share of common stock during the period(1)	$12.14	$8.53	$5.57

See accompanying notes to the financial highlights

FINANCIAL HIGHLIGHTS

(amounts in 000’s, except share and per share amounts)

Notes to the Financial Highlights

(1)	Based on average shares of common stock outstanding.

(2)	Distributions on the Company’s MRP Shares are treated as an operating expense under GAAP and are included in the calculation of net investment income (loss). See Note 2 — Significant Accounting Policies.

(3)	The information presented for each period is a characterization of the total distributions paid to preferred stockholders and common stockholders as either a dividend (eligible to be treated as qualified dividend income) or a distribution (return of capital) and is based on the Company’s earnings and profits.

(4)	Total investment return is calculated assuming a purchase of common stock at the market price on the first day and a sale at the current market price on the last day of the period reported. The calculation also assumes reinvestment of distributions at actual prices pursuant to the Company’s dividend reinvestment plan.

(5)	Unless otherwise noted, ratios are annualized.

(6)	Calculated pursuant to section 18(a)(1)(A) of the 1940 Act. Represents the value of total assets less all liabilities not represented by unsecured notes (“Notes”) or any other senior securities representing indebtedness and MRP Shares divided by the aggregate amount of Notes and any other senior securities representing indebtedness. Under the 1940 Act, the Company may not declare or make any distribution on its common stock nor can it incur additional indebtedness if, at the time of such declaration or incurrence, its asset coverage with respect to senior securities representing indebtedness would be less than 300%. For purposes of this test, the Credit Facility and the Term Loan are considered senior securities representing indebtedness.

(7)	Calculated pursuant to section 18(a)(2)(A) of the 1940 Act. Represents the value of total assets less all liabilities not represented by Notes, any other senior securities representing indebtedness and MRP Shares divided by the aggregate amount of Notes, any other senior securities representing indebtedness and MRP Shares. Under the 1940 Act, the Company may not declare or make any distribution on its common stock nor can it issue additional preferred stock if at the time of such declaration or issuance, its asset coverage with respect to all senior securities would be less than 200%. In addition to the limitations under the 1940 Act, the Company, under the terms of its MRP Shares, would not be able to declare or pay any distributions on its common stock if such declaration would cause its asset coverage with respect to all senior securities to be less than 225%. For purposes of these tests, the Credit Facility and the Term Loan are considered senior securities representing indebtedness.

(8)	For the fiscal year ended November 30, 2008, the Company accrued deferred income tax benefits of $339,991 (29.7% of average net assets) primarily related to unrealized losses on investments. Realization of a deferred tax benefit was dependent on whether there would be sufficient taxable income of the appropriate character within the carryforward periods to realize a portion or all of the deferred tax benefit. Because it could not have been predicted whether the Company would incur a benefit in the future, a deferred income tax benefit of 0% was assumed.

See accompanying notes to the financial statements

SENIOR SECURITIES

Information about our outstanding senior securities (including Series D Auction Rate Preferred Shares (“ARP Shares”), MRP Shares, Notes and other indebtedness) is shown in the following table as of each fiscal year ended November 30 since we commenced operations. The information has been derived from our 2014 Audited Financial Statements which are incorporated by reference into our SAI.

Year	Title of Security	Total Amount Outstanding (1) ($ in 000s)	Asset Coverage Per $1,000 of Principal or Liquidation Preference Amount	Involuntary Liquidating Preference Amount (2) ($ in 000s)	Average Market Value (3)(4)
2014
	Notes
	Series O	65,000	4,062	65,000	N/A
	Series Q	15,000	4,062	15,000	N/A
	Series R	25,000	4,062	25,000	N/A
	Series S	60,000	4,062	60,000	N/A
	Series T	40,000	4,062	40,000	N/A
	Series U	60,000	4,062	60,000	N/A
	Series V	70,000	4,062	70,000	N/A
	Series W	100,000	4,062	100,000	N/A
	Series X	14,000	4,062	14,000	N/A
	Series Y	20,000	4,062	20,000	N/A
	Series Z	15,000	4,062	15,000	N/A
	Series AA	15,000	4,062	15,000	N/A
	Series BB	35,000	4,062	35,000	N/A
	Series CC	76,000	4,062	76,000	N/A
	Series DD	75,000	4,062	75,000	N/A
	Series EE	50,000	4,062	50,000	N/A
	Series FF	65,000	4,062	65,000	N/A
	Series GG	45,000	4,062	45,000	N/A
	Series HH	250,000	4,062	250,000	N/A
	Series II	30,000	4,062	30,000	N/A
	Series JJ	30,000	4,062	30,000	N/A
	Series KK	80,000	4,062	80,000	N/A
	Series LL	50,000	4,062	50,000	N/A
	Series MM	40,000	4,062	40,000	N/A
	Series NN	20,000	4,062	20,000	N/A
	Series OO	90,000	4,062	90,000	N/A
	Revolving Credit Facility	—	—	—	—
	Term Loan	51,000	4,062	51,000	N/A
	MRP Shares
	Series A	104,000	3,003	104,000	N/A
	Series B	8,000	3,003	8,000	N/A
	Series C	42,000	3,003	42,000	N/A
	Series E	120,000	3,003	120,000	121,536
	Series F	125,000	3,003	125,000	122,800
	Series G	50,000	3,003	50,000	50,680
	Series H	50,000	3,003	50,000	N/A
	Series I	25,000	3,003	25,000	N/A

Year	Title of Security	Total Amount Outstanding (1) ($ in 000s)	Asset Coverage Per $1,000 of Principal or Liquidation Preference Amount	Involuntary Liquidating Preference Amount (2) ($ in 000s)	Average Market Value (3)(4)
2013
	Notes	1,175,000	4,129	1,175,000	$	N/A
	Revolving Credit Facility	69,000	4,129	69,000		N/A
	MRP Shares
	Series A-C	154,000	3,034	154,000		N/A
	Series E	120,000	3,034	120,000		121,032
	Series F	125,000	3,034	125,000		121,461
	Series G	50,000	3,034	50,000		49,718
2012
	Notes	$890,000	$4,185	$890,000	$	N/A
	Revolving Credit Facility	19,000	4,185	19,000		N/A
	MRP Shares
	Series A-C	154,000	2,965	154,000		N/A
	Series D	100,000	2,965	100,000		101,645
	Series E	120,000	2,965	120,000		121,971
2011
	Notes	$775,000	$3,954	$775,000	$	N/A
	Revolving Credit Facility	—	—	—		N/A
	MRP Shares
	Series A-C	$160,000	$2,961	$160,000		N/A
	Series D	100,000	2,961	100,000		101,419
2010
	Notes	$620,000	$4,203	$620,000		N/A
	Revolving Credit Facility	—	—	—		N/A
	MRP Shares
	Series A-C	160,000	3,341	160,000		N/A
2009
	Notes	$370,000	$4,009	$370,000		N/A
	Revolving Credit Facility	—	—	—		N/A
	ARP Shares	75,000	3,333	75,000		N/A
2008
	Notes	$304,000	$3,389	$304,000		N/A
	Revolving Credit Facility	—	—	—		N/A
	ARP Shares	75,000	2,718	75,000		N/A
2007
	Notes	$505,000	$3,284	$505,000		N/A
	Revolving Credit Facility	97,000	3,284	97,000		N/A
	ARP Shares	75,000	2,920	75,000		N/A
2006
	Notes	$320,000	$4,497	$320,000		N/A
	Revolving Credit Facility	17,000	4,497	17,000		N/A
	ARP Shares	75,000	3,678	75,000		N/A

Year	Title of Security	Total Amount Outstanding (1) ($ in 000s)	Asset Coverage Per $1,000 of Principal or Liquidation Preference Amount	Involuntary Liquidating Preference Amount (2) ($ in 000s)	Average Market Value (3)(4)
2005
	Notes	$260,000	$4,873	$260,000	N/A
	ARP Shares	75,000	3,782	75,000	N/A

(1)	Total amount of each class of senior securities outstanding at the end of the period presented.

(2)	The amount to which such class of senior security would be entitled upon the involuntary liquidation of the issuer in preference to any security junior to it.

(3)	Not applicable for senior securities not registered for public trading.

(4)	For MRP Shares that are publicly traded, the market value is based on the average daily closing price.

MARKET AND NET ASSET VALUE INFORMATION

Shares of our common stock are listed on the NYSE under the symbol “KYN.” Our common stock commenced trading on the NYSE on September 28, 2004.

Our common stock has traded both at a premium and at a discount in relation to its net asset value. Although our common stock has traded at a premium to net asset value, we cannot assure that this will continue after the offering or that the common stock will not trade at a discount in the future. Our issuance of common stock may have an adverse effect on prices in the secondary market for our common stock by increasing the number of shares of common stock available, which may create downward pressure on the market price for our common stock. Shares of closed-end investment companies frequently trade at a discount to net asset value. See “Risk Factors—Additional Risks Related to Our Common Stock—Market Discount From Net Asset Value Risk.”

The following table sets forth for each of the fiscal quarters indicated the range of high and low closing sales price of our common stock and the quarter-end sales price, each as reported on the NYSE, the net asset value per share of common stock and the premium or discount to net asset value per share at which our shares were trading. Net asset value is generally determined on a weekly basis (as of each Thursday) and on the last day of each calendar month. See “Net Asset Value” for information as to the determination of our net asset value.

			Quarter-End Closing
	Quarterly Closing Sales Price
	High	Low	Sales Price	Net Asset Value Per Share of Common Stock (1)	Premium/ (Discount) of Sales Price to Net Asset Value (2)
Fiscal Year 2014
Fourth Quarter	$41.16	$36.07	$38.14	$36.71	3.9%
Third Quarter	41.02	37.16	41.02	41.27	(0.6)
Second Quarter	37.29	35.88	37.29	37.06	0.6
First Quarter	39.85	36.04	36.55	34.69	5.4
Fiscal Year 2013
Fourth Quarter	$37.50	$34.42	$37.23	$34.30	8.5%
Third Quarter	39.68	34.42	35.57	33.01	7.8
Second Quarter	39.07	33.11	37.21	32.91	13.1
First Quarter	35.72	28.86	35.38	30.92	14.4
Fiscal Year 2012
Fourth Quarter	$31.65	$28.68	$31.13	$28.51	9.2%
Third Quarter	31.52	28.56	30.50	28.66	6.4
Second Quarter	31.47	27.80	28.99	26.38	9.9
First Quarter	32.89	28.34	31.40	30.08	4.4

Source of market prices: Reuters Group PLC.

(1)	NAV per share is determined as of close of business on the last day of the relevant quarter and therefore may not reflect the NAV per share on the date of the high and low closing sales prices, which may or may not fall on the last day of the quarter. NAV per share is calculated as described under the caption “Net Asset Value.”

(2)	Calculated as of the quarter-end closing sales price divided by the quarter-end NAV.

On December 31, 2014, the last reported sales price of our common stock on the NYSE was $38.18, which represented a premium of approximately 11.3% to the NAV per share reported by us on that date.

As of December 31, 2014, we had approximately 110.0 million shares of common stock outstanding and we had net assets applicable to common stockholders of approximately $3.8 billion.

USE OF PROCEEDS

Unless otherwise specified in a prospectus supplement, we will use the net proceeds from any sales of our securities pursuant to this prospectus to make investments in portfolio companies in accordance with our investment objectives and policies, to repay indebtedness, or for general corporate purposes. The supplement to this prospectus relating to an offering will more fully identify the use of proceeds from such offering.

To the extent a portion of the proceeds from such offering are used to make investments in portfolio companies, the relevant prospectus supplement will include an estimate of the length of time it is expected to take to invest such proceeds. We anticipate such length of time will be less than three months. To the extent a portion of the proceeds from such offering are used to repay indebtedness, such transactions will be effected as soon as practicable after completion of the relevant offering.

Pending the use of proceeds, as described above, we anticipate either investing the proceeds in short-term securities issued by the U.S. government or its agencies or instrumentalities or in high quality, short-term or long-term debt obligations or money market instruments. A delay in the anticipated use of proceeds could lower returns, reduce our distribution to common stockholders and reduce the amount of cash available to make dividend and interest payments on preferred stock and debt securities, respectively.

As of December 31, 2014, we had no borrowings under our credit facility or term loan. Our revolving credit facility has a term of three years and matures on March 4, 2016. Amounts repaid under our credit facility will remain available for future borrowings. Outstanding balances under the credit facility accrue interest daily at a rate equal to LIBOR plus 1.60% per annum based on current asset coverage ratios. The interest rate may vary between LIBOR plus 1.60% and LIBOR plus 2.25% depending on asset coverage ratios. We pay a fee equal to a rate of 0.30% per annum on any unused amounts of the credit facility. Our term loan has a term of five years and matures on February 18, 2019. Amounts repaid under our term loan will remain available for future borrowings. Borrowings under the term loan bear interest at a rate of LIBOR plus 1.30%. We pay a fee of 0.25% per annum on any unused amounts of the term loan.

RISK FACTORS

Investing in our securities involves risk, including the risk that you may receive little or no return on your investment or that you may lose part or all of your investment. The following discussion summarizes some of the risks that a potential investor should carefully consider before deciding whether to invest in our securities offered hereby. For additional information about the risks associated with investing in our securities, see “Our Investments” in our SAI, as well as any risk factors included in the applicable prospectus supplement.

Risks Related to Our Investments and Investment Techniques

Investment and Market Risk

An investment in our securities is subject to investment risk, including the possible loss of the entire amount that you invest. Your investment in our securities represents an indirect investment in MLPs, other Midstream Energy Companies and other securities owned by us, some of which will be traded on a national securities exchange or in the over-the-counter markets. An investment in our securities is not intended to constitute a complete investment program and should not be viewed as such. The value of these publicly traded securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. The value of the securities in which we invest may affect the value of our securities. Your securities at any point in time may be worth less than your original investment, even after taking into account the reinvestment of our distributions. We are primarily a long-term investment vehicle and should not be used for short-term trading.

Risks of Investing in MLP Units

In addition to the risks summarized herein, an investment in MLP units involves certain risks which differ from an investment in the securities of a corporation. Limited partners of MLPs, unlike investors in the securities of a corporation, have limited control and voting rights on matters affecting the partnership. In addition, there are certain tax risks associated with an investment in MLP units and conflicts of interest exist between limited partners and the general partner, including those arising from incentive distribution payments.

Energy Sector Risk

Our concentration in the energy sector may present more risk than if we were broadly diversified over multiple sectors of the economy. A downturn in one or more industries within the energy sector, material declines in energy-related commodity prices (such as those experienced from mid 2014 to present), adverse political, legislative or regulatory developments or other events could have a larger impact on us than on an investment company that does not concentrate in the energy sector. At times, the performance of companies in the energy sector may lag the performance of other sectors or the broader market as a whole. In addition, there are several specific risks associated with investments in the energy sector, including the following:

Supply and Demand Risk.    MLPs and other Energy Companies could be adversely affected by reductions in the supply of or demand for energy commodities. In addition, MLPs and other Energy Companies could be adversely affected by increases in supply of energy commodities if there is not a corresponding increase in demand for such commodities. The adverse impact of these events could lead to a substantial reduction in the growth rate of distributions paid by MLPs and other Energy companies to their equity holders or, in certain circumstances, a reduction in distributions paid to equity holders. The volume of production of energy commodities and the volume of energy commodities available for transportation, mining, storage, processing or distribution could be affected by a variety of factors, including depletion of resources; depressed commodity prices; catastrophic events; labor relations; increased environmental or other governmental regulation; equipment malfunctions and maintenance difficulties; volumes of imports or exports; international politics, policies of OPEC; and increased competition from alternative energy sources. Alternatively, a decline in demand for energy commodities could result from factors such as adverse economic conditions; increased taxation; increased environmental or other governmental regulation; increased fuel economy; increased energy conservation or use of alternative energy sources; legislation intended to promote the use of alternative energy sources; or increased commodity prices.

Commodity Pricing Risk.    The operations and financial performance of MLPs and other Energy Companies may be directly affected by energy commodity prices, especially those MLPs and other Energy Companies that own the underlying energy commodity or receive payments for services that are based on commodity prices. Such impact may be a result of changes in the price for such commodity or a result of changes in the price of one energy commodity relative to the price of another energy commodity (for example, the price of natural gas relative to the price of natural gas liquids). Commodity prices fluctuate for several reasons, including changes in market and economic conditions, the impact of weather on demand, levels of domestic production and international production, policies implemented by OPEC, energy conservation, domestic and foreign governmental regulation and taxation and the availability of local, intrastate and interstate transportation systems. Volatility of commodity prices, which may lead to a reduction in production or supply, may also negatively impact the performance of MLPs and other Energy Companies which are solely involved in the transportation, processing, storing, distribution or marketing of commodities. For example, crude oil and natural gas liquids prices declined by over 50% from July 2014 to January 2015. These severe price declines impacted the drilling capital budgets of Energy Companies engaged in exploration and production and in turn caused a decline in volume expectations for many MLPs and other Midstream Energy Companies. Volatility of commodity prices may also make it more difficult for MLPs and other Energy Companies to raise capital to the extent the market perceives that their performance may be directly or indirectly tied to commodity prices and there is uncertainty regarding these companies’ ability to maintain growing cash distributions to its equity holders. In addition to the volatility of commodity prices, extremely high commodity prices may drive further energy conservation efforts which may adversely affect the performance of MLPs and other Energy Companies.

Regulatory Risk.    MLPs and other Energy Companies are subject to significant federal, state and local government regulation in virtually every aspect of their operations, including (i) how facilities are constructed, maintained and operated, (ii) how services are provided, (iii) environmental and safety controls, and, in some cases (iv) the prices they may charge for the products and services they provide. Such regulation can change rapidly or over time in both scope and intensity. Various governmental authorities have the power to enforce compliance with these regulations and the permits issued under them, and violators are subject to administrative, civil and criminal penalties, including civil fines, injunctions or both. Stricter laws, regulations or enforcement policies could be enacted in the future which would likely increase compliance costs and may adversely affect the financial performance of MLPs and other Energy Companies.

In particular, changes to laws and increased regulations or enforcement policies as a result of oil spills, such as the Macondo oil spill in the Gulf of Mexico, onshore oil pipeline spills or spills attributable to railroad accidents may adversely affect the financial performance of MLPs and other Energy Companies. Additionally, changes to laws and increased regulation or restrictions to the use of hydraulic fracturing or the disposal of wastewater associated with hydraulic fracturing and production from unconventional reserves may adversely impact the ability of Energy Companies to economically develop oil and natural gas resources and, in turn, reduce production of such commodities and adversely impact the financial performance of MLPs and other Energy Companies.

The operation of energy assets, including gathering systems, pipelines, processing plants, fractionators, rail transloading facilities, refineries and other facilities, is subject to stringent and complex federal, state and local environmental laws and regulations. Failure to comply with these laws and regulations may trigger a variety of administrative, civil and criminal enforcement measures, including the assessment of monetary penalties, the imposition of remedial requirements, and the issuance of orders enjoining future operations. Certain environmental statutes, including RCRA, CERCLA, the federal Oil Pollution Act and analogous state laws and regulations, impose strict, joint and several liability for costs required to clean up and restore sites where hazardous substances have been disposed of or otherwise released. Moreover, it is not uncommon for neighboring landowners and other third parties to file claims for personal injury and property damage allegedly caused by the release of hazardous substances or other waste products into the environment.

Federal, state and local governments may enact laws, and federal, state and local agencies (such as the Environmental Protection Agency) may promulgate rules or regulations, that prohibit or significantly regulate the operation of energy assets. For instance, increased regulatory scrutiny of hydraulic fracturing, which is used by Energy Companies to develop oil and natural gas reserves, could result in additional laws and regulations governing hydraulic fracturing or, potentially, prohibit the action. Increased regulatory scrutiny of disposal of wastewater, which is a byproduct of hydraulic fracturing and production of unconventional reserves and must be disposed, could result in additional laws or regulations governing such disposal activities. While we are not able to predict the likelihood of such an event or its impact, it is possible that additional restrictions on hydraulic fracturing or wastewater disposal could result in a reduction in production of oil, natural gas and natural gas liquids. The use of hydraulic fracturing is critical to the recovery of economic amounts of oil, natural gas and natural gas liquids from unconventional reserves, and the associated wastewater must be disposed. MLPs and other Midstream Energy Companies have increasingly focused on the construction of midstream assets to facilitate the development of unconventional reserves. As a result, restrictions on hydraulic fracturing or wastewater disposal could have an adverse impact on the financial performance of MLPs and other Midstream Energy Companies.

There is an inherent risk that MLPs and other Energy Companies may incur material environmental costs and liabilities due to the nature of their businesses and the substances they handle. For example, an accidental release from a pipeline could subject the owner of such pipeline to substantial liabilities for environmental cleanup and restoration costs, claims made by neighboring landowners and other third parties for personal injury and property damage, and fines or penalties for related violations of environmental laws or regulations. Moreover, the possibility exists that stricter laws, regulations or enforcement policies could significantly increase the compliance costs of MLPs and other Energy Companies. Similarly, the implementation of more stringent environmental requirements could significantly increase the cost of any remediation that may become necessary. MLPs and other Energy Companies may not be able to recover these costs from insurance or recover these costs in the rates they charge customers.

Depletion Risk.    Most MLPs and other Midstream Energy Companies are engaged in the transporting, storing, distributing and processing of natural gas, natural gas liquids, crude oil, refined petroleum products or coal on behalf of shippers. In addition, some MLPs and other Energy Companies are engaged in the production of such commodities. Energy reserves naturally deplete as they are produced over time, and to maintain or grow their revenues, these companies need to maintain or expand their reserves through exploration of new sources of supply, through the development of existing sources, through acquisitions, or through long-term contracts to acquire reserves. The financial performance of MLPs and other Energy Companies may be adversely affected if they, or the companies to whom they provide the service, are unable to cost-effectively acquire additional reserves sufficient to replace the natural decline. If an Energy Company fails to add reserves by acquiring or developing them, its reserves and production will decline over time as they are produced. If an Energy Company is not able to raise capital on favorable terms, it may not be able to add to or maintain its reserves. If an Energy Company, as a result of a material decline in commodity prices, has less operating cash flow to reinvest to develop or acquire reserves, it may not be able to add or maintain its reserves.

Reserve Risks.    Energy Companies engaged in the production of natural gas, natural gas liquids, crude oil and other energy commodities are subject to overstatement of the quantities of their reserves based upon any reserve estimates that prove to be inaccurate, that no commercially productive amounts of such energy commodities will be discovered as a result of drilling or other exploration activities, the curtailment, delay or cancellation of exploration activities are as a result of low commodity prices, unexpected conditions or miscalculations, title problems, pressure or irregularities in formations, equipment failures or accidents, adverse weather conditions, compliance with environmental and other governmental requirements and cost of, or shortages or delays in the availability of, drilling rigs and other exploration equipment, and operational risks and hazards associated with the development of the underlying properties, including natural disasters, blowouts, explosions, fires, leakage of such energy commodities, mechanical failures, cratering, and pollution.

Catastrophic Event Risk.    MLPs and other Energy Companies operating in the energy sector are subject to many dangers inherent in the production, exploration, management, transportation, processing and distribution of natural gas, natural gas liquids, crude oil, refined petroleum products and other hydrocarbons. These dangers include leaks, fires, explosions, damage to facilities and equipment resulting from natural disasters, inadvertent damage to facilities and equipment (such as those suffered by BP’s Deepwater Horizon drilling platform in the 2010 Macondo oil spill or recent oil spills by various onshore pipelines) and terrorist acts. The U.S. government has issued warnings that energy assets, specifically U.S. pipeline infrastructure, may be targeted in future terrorist attacks. These dangers give rise to risks of substantial losses as a result of loss or destruction of reserves; damage to or destruction of property, facilities and equipment; pollution and environmental damage; and personal injury or loss of life. Any occurrence of such catastrophic events could bring about a limitation, suspension or discontinuation of the operations of certain assets owned by such MLP or other Energy Company. MLPs and other Energy Companies operating in the energy sector may not be fully insured against all risks inherent in their business operations and, therefore, accidents and catastrophic events could adversely affect such companies’ financial condition and ability to pay distributions to unitholders or shareholders. We expect that increased governmental regulation to mitigate such catastrophic risk, such as the recent oil spills referred to above, could increase insurance premiums and other operating costs for MLPs and other Energy Companies.

Acquisition Risk.    The abilities of MLPs and other Energy Companies to grow and to increase cash distributions to unitholders can be highly dependent on their ability to make acquisitions that result in an increase in cash flows. In the event that MLPs and other Energy Companies are unable to make such accretive acquisitions because they are unable to identify attractive acquisition candidates and negotiate acceptable purchase contracts, because they are unable to raise financing for such acquisitions on economically acceptable terms, or because they are outbid by competitors, their future growth and ability to raise distributions will be limited. Furthermore, even if MLPs and other Energy Companies do consummate acquisitions that they believe will be accretive, the acquisitions may instead result in a decrease in cash flow. Any acquisition involves risks, including, among other things: mistaken assumptions about volumes, revenues and costs, including synergies; the assumption of unknown liabilities; limitations on rights to indemnity from the seller; the diversion of management’s attention from other business concerns; unforeseen difficulties operating in new product or geographic areas; and customer or key employee losses at the acquired businesses.

Affiliated Party Risk.    Certain MLPs are dependent on their parents or sponsors for a majority of their revenues. Any failure by an MLP’s parents or sponsors to satisfy their payments or obligations would impact the MLP’s revenues and cash flows and ability to make interest payments and distributions.

Industry Specific Risks

MLPs and other Energy Companies are also subject to risks that are specific to the industry they serve.

Midstream.    MLPs and other Midstream Energy Companies that operate midstream assets are subject to supply and demand fluctuations in the markets they serve which may be impacted by a wide range of factors including fluctuating commodity prices, weather, increased conservation or use of alternative fuel sources, increased governmental or environmental regulation, depletion, rising interest rates, declines in domestic or foreign production, accidents or catastrophic events, and economic conditions, among others. Further, MLPs and other Midstream Energy Companies that operate gathering and processing assets are subject to natural declines in the production of the oil and gas fields they serve. In addition, some gathering and processing contracts subject the owner of such assets to direct commodity price risk.

Marine Transportation.    MLPs and other Midstream Energy Companies with marine transportation assets are exposed to many of the same risks as other MLPs and Midstream Energy Companies. In addition, the highly cyclical nature of the marine transportation industry may lead to volatile changes in charter rates and vessel values, which may adversely affect the revenues, profitability and cash flows of such companies in our portfolio. Fluctuations in charter rates result from changes in the supply and demand for vessel capacity and changes in the supply and demand for certain energy commodities. Changes in demand for transportation of commodities over longer distances and supply of vessels to carry those commodities may materially affect revenues, profitability and cash flows. The value of marine transportation vessels may fluctuate and could adversely affect the value of marine transportation company securities in our portfolio. Declining marine transportation values could affect the ability of marine transportation companies to raise cash by limiting their ability to refinance their vessels, thereby adversely impacting such company’s liquidity. Marine transportation company vessels are at risk of damage or loss because of events such as mechanical failure, collision, human error, war, terrorism, piracy, cargo loss and bad weather. In addition, changing economic, regulatory and political conditions in some countries, including political and military conflicts, have from time to time resulted in attacks on vessels, mining of waterways, piracy, terrorism, labor strikes, boycotts and government requisitioning of vessels. These sorts of events could interfere with marine transportation shipping lanes and result in market disruptions and a significant reduction in cash flow for the marine transportation companies in our portfolio.

Coal.    MLPs with coal assets are subject to supply and demand fluctuations in the markets they serve, which will be impacted by a wide range of domestic and foreign factors including fluctuating commodity prices, the level of their customers’ coal stockpiles, weather, increased conservation or use of alternative fuel sources, increased governmental or environmental regulation, depletion, declines in production, mining accidents or catastrophic events, health claims and economic conditions, among others. In light of increased state and federal regulation, it has been increasingly difficult to obtain and maintain the permits necessary to mine coal. Further, such permits, if obtained, have increasingly contained more stringent, and more difficult and costly to comply with, provisions relating to environmental protection.

Exploration and production.    MLPs and other Energy Companies that own oil and gas reserves are particularly vulnerable to declines in the demand for and prices of crude oil and natural gas. The accuracy of any reserve estimate is a function of the quality of available data, the accuracy of assumptions regarding future commodity prices and future exploration and development costs and engineering and geological interpretations and judgments. Any significant variance from the assumptions used could result in the actual quantity of reserves and future net cash flow being materially different from those estimated in reserve reports. Substantial downward adjustments in reserve estimates could have a material adverse effect on the value of such reserves and the financial condition of such company. In addition, due to natural declines in reserves and production, energy companies must economically find or acquire and develop additional reserves in order to maintain and grow their production levels and cash flow.

Propane.    MLPs with propane assets are subject to earnings variability based upon weather conditions in the markets they serve, fluctuating commodity prices, customer conservation and increased use of alternative fuels, increased governmental or environmental regulation, and accidents or catastrophic events, among others.

Refining.    MLPs and other Energy Companies that operate refining assets are subject to many of the same risks as other MLPs and other Energy Companies that operate midstream assets. In addition, the fluctuations in commodity prices and the price relationship between certain commodities (for instance, the price of crude oil and the price of gasoline) will impact the financial results of MLPs and other Energy Companies that operate refining assets.

Other.    MLPs and other Energy Companies that operate other energy related assets are subject to many of the same risks as other MLPs and Energy Companies that operate midstream assets, coal assets and refining assets. Examples of such types of other energy-related assets include: (i) retail gasoline distribution, (ii) production of sand used as a proppant in the production of crude oil and natural gas (“frac sand”),

(iii) production of coke, which is used as a raw material in the steelmaking process, (iv) manufacturing of ethylene that used as a raw material to make plastic, (v) the mining of soda ash, which is a raw material used to make glass, detergents and other chemicals, (vi) the manufacturing of methanol, which is used as a fuel additive as well as in various chemical applications and (vii) the manufacturing of ammonia, which is a raw material used to make fertilizer.

Tax Risks of Investing in Equity Securities of MLPs

Tax Risk of MLPs.    Our ability to meet our investment objective will depend, in part, on the level of taxable income and distributions and dividends we receive from the MLP securities in which we invest, a factor over which we have no control. The benefit we derive from our investment in MLPs is largely dependent on the MLPs being treated as partnerships and not as corporations for federal income tax purposes. As a partnership, an MLP has no tax liability at the entity level. If, as a result of a change in current law or a change in an MLP’s business, an MLP were treated as a corporation for federal income tax purposes, such MLP would be obligated to pay federal income tax on its income at the corporate tax rate. If an MLP were classified as a corporation for federal income tax purposes, the amount of cash available for distribution by the MLP would likely be reduced and distributions received by us would be taxed under federal income tax laws applicable to corporate distributions (as dividend income, return of capital, or capital gain), which would reduce the amount of cash flow we have to pay interest expense and dividends on our senior securities. Additionally, treatment of an MLP as a corporation for federal income tax purposes would likely result in a reduction in the after-tax return to us, likely causing a decline in the value of our assets and a reduction in the asset coverage ratios for our senior securities.

Legislative efforts to change tax laws to simplify the tax code and increase corporate tax receipts could result in proposals to eliminate “pass through entities” for tax purposes. We cannot predict the likelihood of any such changes. Such legislation, if approved by Congress, could result in MLPs no longer being treated as partnerships for tax purposes.

Non-Diversification Risk

We are a non-diversified, closed-end investment company under the 1940 Act and will not be treated as a regulated investment company under the Internal Revenue Code of 1986, as amended, or the Code. Accordingly, there are no regulatory requirements under the 1940 Act or the Code on the minimum number or size of securities we hold. As of December 31, 2014, we held investments in approximately 68 issuers.

As of December 31, 2014, substantially all of our total assets were invested in publicly traded securities of MLPs and other Midstream Energy Companies. As of December 31, 2014, there were 125 publicly traded MLPs (partnerships) which manage and operate energy assets. We primarily select our investments in publicly traded securities from securities issued by MLPs in this small pool, together with securities issued by newly public MLPs, if any. We also invest in publicly traded securities issued by other Midstream Energy Companies.

As a result of selecting our investments from this small pool of publicly traded securities, a change in the value of the securities of any one of these publicly traded MLPs could have a significant impact on our portfolio. In addition, as there can be a correlation in the valuation of the securities of publicly traded MLPs, a change in value of the securities of one such MLP could negatively influence the valuations of the securities of other publicly traded MLPs that we may hold in our portfolio.

As we may invest up to 15% of our total assets in any single issuer, a decline in value of the securities of such an issuer could significantly impact the value of our portfolio.

Dependence on Limited Number of MLP Customers and Suppliers

Certain MLPs and other Midstream Energy Companies in which we may invest depend upon a limited number of customers for a majority of their revenue. Similarly, certain MLPs and other Midstream Energy Companies in which we may invest depend upon a limited number of suppliers of goods or services to continue their operations. The loss of any such customers or suppliers could materially adversely affect such MLPs’ and other Midstream Companies’ results of operation and cash flow, and their ability to make distributions to equity holders could therefore be materially adversely affected.

Capital Markets Risk

Global financial markets and economic conditions continue to be volatile — in particular for Energy Companies as a result of the decline in commodity prices experienced from mid 2014 to present. As a result of this, MLPs and other Energy Companies may be unable to obtain new debt or equity financing on acceptable terms or at all when market conditions are most volatile. If funding is not available when needed, or is available only on unfavorable terms, MLPs and other Energy Companies may not be able to meet their obligations as they come due. Moreover, without adequate funding, many MLPs and other Energy Companies will be unable to execute their growth strategies, complete future acquisitions, take advantage of other business opportunities or respond to competitive pressures, any of which could have a material adverse effect on their revenues and results of operations.

Delay in Use of Proceeds

Although we intend to invest the proceeds of this offering in accordance with our investment objective as soon as practicable, such investments may be delayed if suitable investments are unavailable at the time. The trading market and volumes for securities of MLPs, other Midstream Energy Companies and other Energy Companies may, at times, be less liquid than the market for other securities. Pending such investment, the proceeds of the offering may temporarily be invested in cash, cash equivalents, short-term securities issued by the U.S. government or its agencies or instrumentalities or in high quality, short-term or long-term debt obligations or money market instruments. Income we received from these securities would likely be less than returns and yields sought pursuant to our investment objective and policies. See “Use of Proceeds.”

Political Instability Risk.    MLPs and other Energy Companies in which we may invest are subject to disruption as a result of terrorist activities, war, and other geopolitical events, including the upheaval in the Middle East or other energy producing regions. The U.S. government has issued warnings that energy assets, specifically those related to pipeline and other energy infrastructure, production facilities and transmission and distribution facilities, may be targeted in future terrorist attacks. Internal unrest, acts of violence or strained relations between a government and energy companies or other governments may affect the operations and profitability of MLPs and other Energy Companies, particularly marine transportation companies, in which we invest. Political instability in other parts of the world may also cause volatility and disruptions in the market for the securities of MLPs and other Energy Companies, even those that operate solely in North America.

Weather Risks.    Weather conditions and the seasonality of weather patterns play a role in the cash flows of certain MLPs and other Energy Companies. MLPs in the propane industry, for example, rely on the winter heating season to generate almost all of their cash flow. In an unusually warm winter season, propane MLPs experience decreased demand for their product. Although most MLPs and other Energy Companies can reasonably predict seasonal weather demand based on normal weather patterns, extreme weather conditions, such as the hurricanes that severely damaged cities along the U.S. Gulf Coast in the last decade, demonstrate that no amount of preparation can protect an MLP or other Energy Company from the unpredictability of the weather. The damage done by extreme weather also may serve to increase insurance premiums for energy assets owned by MLPs and other Energy Companies, could significantly increase the volatility in the supply of energy-related commodities and could adversely affect such companies’ financial condition and ability to pay distributions to shareholders.

Cash Flow Risk

A substantial portion of the cash flow received by us is derived from our investment in equity securities of MLPs and other Midstream Energy Companies. The amount of cash that an MLP or other Midstream Energy Company has available to pay its debt and equity holders depends upon the amount of cash flow generated from the company’s operations. Cash flow from operations will vary from quarter to quarter and is largely dependent on factors affecting the company’s operations and factors affecting the energy industry in general. Large declines in commodity prices (such as those experienced from mid 2014 to present) can result in material declines in cash flow from operations. In addition to the risk factors described herein, other factors which may reduce the amount of cash an MLP or other Midstream Energy Company has available to pay its debt and equity holders include increased operating costs, maintenance capital expenditures, acquisition costs, expansion or construction costs and borrowing costs. Further, covenants in debt instruments issued by MLPs and other Midstream Energy Companies in which we intend to invest may restrict distributions to equity holders or, in certain circumstances, may not allow distributions to be made to equity holders.

Concentration Risk

Our investments are concentrated in the energy sector. The focus of our portfolio on specific industries within the energy sector may present more risks than if our portfolio were broadly diversified over numerous sectors of the economy. A downturn in one or more industries within the energy sector would have a larger impact on us than on an investment company that does not concentrate in the energy sector. The performance of securities in the energy sector may lag the performance of other industries or the broader market as a whole. To the extent that we invest a relatively high percentage of our assets in the obligations of a limited number of issuers, we may be more susceptible than a more widely diversified investment company to any single economic, political or regulatory occurrence.

Interest Rate Risk

Valuations of securities in which we invest are based on numerous factors, including sector and business fundamentals, management expertise, and expectations of future operating results. Most of the securities in which we invest pay quarterly dividends/distributions to investors and are viewed by investors as yield-based investments. As a result, yields for these securities are also susceptible, in the short-term, to fluctuations in interest rates and the equity prices of such securities may decline when interest rates rise. Because we invest in equity securities of MLPs and other Midstream Energy Companies, our net asset value and the asset coverage ratios on our senior securities may decline if interest rates rise.

Inflation / Deflation Risk

Inflation risk is the risk that the value of assets or income from investment will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of our securities and distributions that we pay declines. In addition, during any periods of rising inflation, the dividend rates or borrowing costs associated with our use of leverage would likely increase. Deflation risk is the risk that prices throughout the economy decline over time — the opposite of inflation. Deflation may have an adverse effect on the creditworthiness of issuers and may make issuer defaults more likely, which may result in a decline in the value of our portfolio.

Risk of Conflicting Transactions by the Investment Advisor

Kayne Anderson manages portfolios of other investment companies and client accounts that invest in similar or the same securities as the company. It is possible that Kayne Anderson would effect a purchase of a security for us when another investment company or client account is selling that same security, or vice versa.

Kayne Anderson will use reasonable efforts to avoid adverse impacts on the company’s transactions as a result of those other transactions, but there can be no assurances that adverse impacts will be avoided.

Equity Securities Risk

The vast majority of our assets are invested in equity securities of MLPs and other Midstream Energy Companies. Such securities are subject to general movements in the stock market and a significant drop in the stock market may depress the price of securities to which we have exposure. Equity securities prices fluctuate for several reasons, including changes in the financial condition of a particular issuer, investors’ perceptions of MLPs and other Midstream Energy Companies, investors’ perceptions of the energy industry, the general condition of the relevant stock market, or when political or economic events affecting the issuers occur. In addition, the prices of MLP units and other Midstream Energy Company equity securities may be sensitive to rising interest rates given their yield-based nature. In addition, MLP and other Midstream Energy Company equity securities held by the Company may decline in price if the issuer fails to make anticipated distributions or dividend payments because, among other reasons, the issuer experiences a decline in its financial condition.

Small Capitalization Risk

Certain of the MLPs and other Midstream Energy Companies in which we invest may have comparatively smaller capitalizations than other companies whose securities are included in major benchmarked indexes. Investing in the securities of smaller MLPs and other Midstream Energy Companies presents some unique investment risks. These MLPs and other Midstream Energy Companies may have limited product lines and markets, as well as shorter operating histories, less experienced management and more limited financial resources than larger MLPs and other Midstream Energy Companies and may be more vulnerable to adverse general market or economic developments. Stocks of smaller MLPs and other Midstream Energy Companies may be less liquid than those of larger MLPs and other Midstream Energy Companies and may experience greater price fluctuations than larger MLPs and other Midstream Energy Companies. In addition, small-cap securities may not be widely followed by the investment community, which may result in reduced demand. This means that we could have greater difficulty selling such securities at the time and price that we would like.

Debt Securities Risks

Debt securities in which we invest are subject to many of the risks described elsewhere in this section. In addition, they are subject to credit risk and other risks, depending on the quality and other terms of the debt security.

Credit Risk.    An issuer of a debt security may be unable to make interest payments and repay principal. We could lose money if the issuer of a debt obligation is, or is perceived to be, unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The downgrade of a security by rating agencies may further decrease its value. Additionally, we may purchase a debt security that has payment-in-kind interest, which represents contractual interest added to the principal balance and due at the maturity date of the debt security in which we invest. It is possible that by effectively increasing the principal balance payable or deferring cash payment of such interest until maturity, the use of payment-in-kind features will increase the risk that such amounts will become uncollectible when due and payable.

Below Investment Grade and Unrated Debt Securities Risk.    Below investment grade debt securities (commonly referred to as “junk bonds” or “high yield bonds”) are rated Ba1 or less by Moody’s, BB+ or less by Fitch or Standard & Poor’s, or comparably rated by another rating agency. Below investment grade and unrated debt securities generally pay a premium above the yields of U.S. government securities or debt securities of investment grade issuers because they are subject to greater risks than these securities. These risks, which reflect their speculative character, include the following: greater yield and price volatility; greater credit risk and risk of default; potentially greater sensitivity to general economic or industry conditions; potential lack of attractive resale opportunities (illiquidity); and additional expenses to seek recovery from issuers who default.

In addition, the prices of these below investment grade and other unrated debt securities in which we may invest are more sensitive to negative developments, such as a decline in the issuer’s revenues or profitability or a general economic downturn, than are the prices of higher grade securities. Below investment grade and unrated debt securities tend to be less liquid than investment grade securities and the market for below investment grade and unrated debt securities could contract further under adverse market or economic conditions. In such a scenario, it may be more difficult for us to sell these securities in a timely manner or for as high a price as could be realized if such securities were more widely traded. The market value of below investment grade and unrated debt securities may be more volatile than the market value of investment grade securities and generally tends to reflect the market’s perception of the creditworthiness of the issuer and short-term market developments to a greater extent than investment grade securities, which primarily reflect fluctuations in general levels of interest rates. In the event of a default by a below investment grade or unrated debt security held in our portfolio in the payment of principal or interest, we may incur additional expense to the extent we are required to seek recovery of such principal or interest. For a further description of below investment grade and unrated debt securities and the risks associated therewith, see “Investment Objective and Policies”.

Prepayment Risk.    Certain debt instruments, particularly below investment grade securities, may contain call or redemption provisions which would allow the issuer thereof to prepay principal prior to the debt instrument’s stated maturity. This is known as prepayment risk. Prepayment risk is greater during a falling interest rate environment as issuers can reduce their cost of capital by refinancing higher yielding debt instruments with lower yielding debt instruments. An issuer may also elect to refinance its debt instruments with lower yielding debt instruments if the credit standing of the issuer improves. To the extent debt securities in our portfolio are called or redeemed, we may be forced to reinvest in lower yielding securities.

Interest Rate Risk for Debt and Equity Securities

Debt securities, and equity securities that pay dividends and distributions, have the potential to decline in value, sometimes dramatically, when interest rates rise or are expected to rise. In general, the values or prices of debt securities vary inversely with interest rates. The change in a debt security’s price depends on several factors, including its maturity. Generally, debt securities with longer maturities are subject to greater price volatility from changes in interest rates. Adjustable rate instruments also react to interest rate changes in a similar manner although generally to a lesser degree (depending, however, on the characteristics of the reset terms).

Risks Associated with Investing in Initial Public Offerings (“IPOs”)

Securities purchased in IPOs are often subject to the general risks associated with investments in companies with small market capitalizations and, at times, are magnified. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in an IPO may be highly volatile. At any particular time, or from time to time, we may not be able to invest in IPOs, or to invest to the extent desired, because, for example, only a small portion (if any) of the securities being offered in an IPO may be available to us. In addition, under certain market conditions, a relatively small number of companies may issue securities in IPOs. Our investment performance during periods when we are unable to invest significantly or at all in IPOs may be lower than during periods when we are able to do so. IPO securities may be volatile, and we cannot predict whether investments in IPOs will be successful. As we grow in size, the positive effect of IPO investments on the Company may decrease.

Risks Associated with a Private Investment in a Public Entity (“PIPE”) Transaction

PIPE investors purchase securities directly from a publicly traded company in a private placement transaction, typically at a discount to the market price of the company’s common stock. Because the sale of the securities is not registered under the Securities Act of 1933, as amended (the “Securities Act”), the securities are “restricted” and cannot be immediately resold by the investors into the public markets. Until we can sell such securities into the public markets, our holdings will be less liquid, and any sales will need to be made pursuant to an exemption under the Securities Act.

Privately Held Company Risk

Investing in privately held companies involves risk. For example, privately held companies are not subject to SEC reporting requirements, are not required to maintain their accounting records in accordance with generally accepted accounting principles, and are not required to maintain effective internal controls over financial reporting. As a result, KAFA may not have timely or accurate information about the business, financial condition and results of operations of the privately held companies in which we invest. In addition, the securities of privately held companies are generally illiquid, and entail the risks described under “—Liquidity Risk” below.

Liquidity Risk

Securities with limited trading volumes may display volatile or erratic price movements. Kayne Anderson is one of the largest investors in MLPs and Midstream Energy Companies. Thus, it may be more difficult for us to buy and sell significant amounts of such securities without an unfavorable impact on prevailing market prices. Larger purchases or sales of these securities by us in a short period of time may cause abnormal movements in the market price of these securities. As a result, these securities may be difficult to dispose of at a fair price at the times when we believe it is desirable to do so. These securities are also more difficult to value, and Kayne Anderson’s judgment as to value will often be given greater weight than market quotations, if any exist. Investment of our capital in securities that are less actively traded or over time experience decreased trading volume may restrict our ability to take advantage of other market opportunities.

We also invest in unregistered or otherwise restricted securities. The term “restricted securities” refers to securities that are unregistered or are held by control persons of the issuer and securities that are subject to contractual restrictions on their resale. Unregistered securities are securities that cannot be sold publicly in the United States without registration under the Securities Act, unless an exemption from such registration is available. Restricted securities may be more difficult to value and we may have difficulty disposing of such assets either in a timely manner or for a reasonable price. In order to dispose of an unregistered security, we, where we have contractual rights to do so, may have to cause such security to be registered. A considerable period may elapse between the time the decision is made to sell the security and the time the security is registered so that we could sell it. Contractual restrictions on the resale of securities vary in length and scope and are generally the result of a negotiation between the issuer and acquiror of the securities. We would, in either case, bear the risks of any downward price fluctuation during that period. The difficulties and delays associated with selling restricted securities could result in our inability to realize a favorable price upon disposition of such securities, and at times might make disposition of such securities impossible.

Our investments in restricted securities may include investments in private companies. Such securities are not registered under the Securities Act until the company becomes a public company. Accordingly, in addition to the risks described above, our ability to dispose of such securities on favorable terms would be limited until the portfolio company becomes a public company.

Portfolio Turnover Risk

We anticipate that our annual portfolio turnover rate will range between 15% and 25%, but the rate may vary greatly from year to year. Portfolio turnover rate is not considered a limiting factor in KAFA’s execution of investment decisions. A higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by us. See “Investment Objective and Policies—Investment Practices—Portfolio Turnover” and “Tax Matters.”

Derivatives Risk

We may purchase and sell derivative investments such as exchange-listed and over-the-counter put and call options on securities, equity, fixed income, interest rate and currency indices, and other financial instruments, enter into total return swaps and various interest rate transactions such as swaps. We also may purchase derivative investments that combine features of these instruments. The use of derivatives has risks, including the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the other party to the transaction or illiquidity of the derivative investments. Furthermore, the ability to successfully use these techniques depends on our ability to predict pertinent market movements, which cannot be assured. Thus, the use of derivatives may result in losses greater than if they had not been used, may require us to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation we can realize on an investment or may cause us to hold a security that we might otherwise sell. Additionally, amounts paid by us as premiums and cash or other assets held in margin accounts with respect to derivative transactions are not otherwise available to us for investment purposes.

During the fiscal year ended November 30, 2014, we entered into interest rate swaps and wrote covered call options. The fair value of these derivative instruments, measured on a weekly basis, was less than 1% of our total assets during fiscal 2014. In prior years, we have written covered call options and entered into interest rate swaps. We expect to continue to utilize derivative instruments in a manner similar to our activity during fiscal 2014. We will not allow the fair value of our derivative instruments to exceed 25% of total assets.

We currently expect to write covered call options. As the writer of a covered call option, during the option’s life we give up the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but we retain the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price. There can be no assurance that a liquid market will exist when we seek to close out an option position. If trading were suspended in an option purchased by us, we would not be able to close out the option. If we were unable to close out a covered call option that we had written on a security, we would not be able to sell the underlying security unless the option expired without exercise.

Depending on whether we would be entitled to receive net payments from the counterparty on a swap, which in turn would depend on the general state of short-term interest rates at that point in time, a default by a counterparty could negatively impact the performance of our common stock. In addition, at the time an interest rate transaction reaches its scheduled termination date, there is a risk that we would not be able to obtain a replacement transaction or that the terms of the replacement would not be as favorable as on the expiring transaction. If this occurs, it could have a negative impact on the performance of our common stock. If we fail to maintain any required asset coverage ratios in connection with any use by us of Leverage Instruments, we may be required to redeem or prepay some or all of the Leverage Instruments. Such redemption or prepayment would likely result in our seeking to terminate early all or a portion of any swap or cap transactions. Early termination of a swap could result in a termination payment by or to us.

We segregate liquid assets against or otherwise cover our future obligations under such swap transactions, in order to provide that our future commitments for which we have not segregated liquid assets against or otherwise covered, together with any outstanding Borrowings, do not exceed 33 1/3% of our total assets less liabilities (other than the amount of our Borrowings). In addition, such transactions and other use of Leverage Instruments by us are subject to the asset coverage requirements of the 1940 Act, which generally restrict us from engaging in such transactions unless the value of our total assets less liabilities (other than the amount of our Borrowings) is at least 300% of the principal amount of our Borrowings and the value of our total assets less liabilities (other than the amount of our Leverage Instruments) are at least 200% of the principal amount of our Leverage Instruments.

The use of interest rate and commodity swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. Depending on market conditions in general, our use of swaps could enhance or harm the overall performance of our common stock. For example, we may use interest rate swaps in connection with any use by us of Leverage Instruments. To the extent interest rates decline, the value of the interest rate swap or cap could decline, and could result in a decline in the net asset value of our common stock. In addition, if short-term interest rates are lower than our fixed rate of payment on the interest rate swap, the swap will reduce common stock net earnings. As of December 31, 2014, we had no interest rate swaps outstanding.

Interest rate swaps do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that we are contractually obligated to make. If the counterparty defaults, we would not be able to use the anticipated net receipts under the swap to offset any declines in the value of our portfolio assets being hedged or the increase in our cost of Leverage Instruments. Depending on whether we would be entitled to receive net payments from the counterparty on the swap, which in turn would depend on the general state of the market rates at that point in time, such a default could negatively impact the performance of our common stock.

Short Sales Risk

Short selling involves selling securities which may or may not be owned and borrowing the same securities for delivery to the purchaser, with an obligation to replace the borrowed securities at a later date. Short selling allows the short seller to profit from declines in market prices to the extent such declines exceed the transaction costs and the costs of borrowing the securities. A short sale creates the risk of an unlimited loss, in that the price of the underlying security could theoretically increase without limit, thus increasing the cost of buying those securities to cover the short position. There can be no assurance that the securities necessary to cover a short position will be available for purchase. Purchasing securities to close out the short position can itself cause the price of the securities to rise further, thereby exacerbating the loss.

Our obligation to replace a borrowed security is secured by collateral deposited with the broker-dealer, usually cash, U.S. government securities or other liquid securities similar to those borrowed. We also are required to segregate similar collateral to the extent, if any, necessary so that the value of both collateral amounts in the aggregate is at all times equal to at least 100% of the current market value of the security sold short. Depending on arrangements made with the broker-dealer from which we borrowed the security regarding payment over of any payments received by us on such security, we may not receive any payments (including interest) on the collateral deposited with such broker-dealer.

Risks Related to Our Business and Structure

Use of Leverage

We currently utilize Leverage Instruments and intend to continue to do so. Under normal market conditions, our policy is to utilize Leverage Instruments in an amount that represents approximately 30% of our total assets, including proceeds from such Leverage Instruments (which equates to approximately 57.6% of our net asset value as of December 31, 2014). However, based on market conditions at the time, we may use Leverage Instruments in amounts that represent greater than 30% leverage to the extent permitted by the 1940 Act. As of December 31, 2014, our Leverage Instruments represented approximately 27.9% of our total assets. Leverage Instruments have seniority in liquidation and distribution rights over our common stock.

As of December 31, 2014, we had $1,435 million of Notes outstanding, and had no borrowings under our revolving credit facility or term loan. As of December 31, 2014, we had 20,960,000 Mandatory Redeemable Preferred (“MRP”) Shares ($524 million aggregate liquidation preference) outstanding. Our revolving credit facility has a term of three years and matures on March 4, 2016, and our term loan has a term of five years and matures on February 18, 2019. Our Notes and MRP Shares have maturity dates and mandatory redemption dates ranging from 2015 to 2025. If we are unable to renew or refinance our credit facility or term loan prior to maturity or if we are unable to refinance our Notes or MRP Shares as they mature, we may be forced to sell securities in our portfolio to repay debt as it matures. If we are required to sell portfolio securities to repay outstanding debt, such sales may be at prices lower than what we would otherwise realize if we were not required to sell such securities at such time. Additionally, we may be unable to refinance our debt or sell a sufficient amount of portfolio securities to repay debt as it matures, which could cause an event of default on our debt securities.

Leverage Instruments constitute a substantial lien and burden by reason of their prior claim against our income and against our net assets in liquidation. The rights of lenders to receive payments of interest on and repayments of principal of any Borrowings are senior to the rights of holders of common stock and preferred stock, with respect to the payment of distributions or upon liquidation. We may not be permitted to declare dividends and distributions with respect to common stock or preferred stock or purchase common stock or preferred stock unless at such time, we meet certain asset coverage requirements and no event of default exists under any Borrowing. In addition, we may not be permitted to pay distributions on common stock unless all dividends on the preferred stock and/or accrued interest on Borrowings have been paid, or set aside for payment.

In an event of default under any Borrowing, the lenders have the right to cause a liquidation of collateral (i.e., sell MLP units and other of our assets) and, if any such default is not cured, the lenders may be able to control the liquidation as well. If an event of default occurs or in an effort to avoid an event of default, we may be forced to sell securities at inopportune times and, as a result, receive lower prices for such security sales.

Certain types of leverage, including the Notes, subject us to certain affirmative covenants relating to asset coverage and our portfolio composition and may impose special restrictions on our use of various investment techniques or strategies or in our ability to pay distributions on common stock and preferred stock in certain instances. In addition, we are subject to certain negative covenants relating to transactions with affiliates, mergers and consolidation, among others. We are also subject to certain restrictions on investments imposed by guidelines of one or more rating agencies, which issue ratings for Leverage Instruments issued by us. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the 1940 Act. Kayne Anderson does not believe that these covenants or guidelines will impede it from managing our portfolio in accordance with our investment objective and policies.

Our Series U and HH Notes pay interest expense based on short-term interest rates, and our interest expense on borrowings under our credit facility and term loan is based on short-term interest rates. If short-term interest rates rise, interest rates on our debt securities, collectively referred to as “senior securities,” may rise so that the amount of interest payable to holders of our senior securities would exceed the amount of income from our portfolio securities. This might require us to sell portfolio securities at a time when we otherwise would not do so, which may affect adversely our future earnings ability. While we may manage this risk through interest rate transactions, there is no guarantee that we will implement these strategies or that we will be successful in reducing or eliminating interest rate risk. In addition, rising market interest rates could impact negatively the value of our investment portfolio, reducing the amount of assets serving as asset coverage for our senior securities.

Interest Rate Hedging Risk

We hedge against interest rate risk resulting from our leveraged capital structure. We do not intend to hedge interest rate risk of portfolio holdings. Interest rate transactions that we may use for hedging purposes will expose us to certain risks that differ from the risks associated with our portfolio holdings. There are economic costs of hedging reflected in the price of interest rate swaps and similar techniques, the cost of which can be significant. In addition, our success in using hedging instruments is subject to KAFA’s ability to predict correctly changes in the relationships of such hedging instruments to our leverage risk, and there can be no assurance that KAFA’s judgment in this respect will be accurate. To the extent there is a decline in interest rates, the value of interest rate swaps could decline, and result in a decline in the net asset value of our common stock (and asset coverage ratios for our senior securities). In addition, if the counterparty to an interest rate swap or cap defaults, we would not be able to use the anticipated net receipts under the interest rate swap to offset our cost of financial leverage.

Tax Risks

In addition to other risk considerations, an investment in our securities will involve certain tax risks, including, but not limited to, the risks summarized below and discussed in more detail in this prospectus. The federal, state, local and foreign tax consequences of an investment in and holding of our securities will depend on the facts of each investor’s situation. Investors are encouraged to consult their own tax advisers regarding the specific tax consequences that may affect them.

We cannot assure you what percentage of the distributions paid on our common stock, if any, will be treated as qualified dividend income or return of capital or what the tax rates on various types of income or gain will be in future years. New legislation could negatively impact the amount and tax characterization of distributions received by our common stockholders. Under current law, qualified dividend income received by individual stockholders is taxed at a maximum federal tax rate of 20% for individuals, provided a holding period requirement and certain other requirements are met. In addition, certain recent proposals have called for the elimination of tax incentives widely used by oil, gas and coal companies and the imposition of new fees on certain energy producers. The elimination of such tax incentives and imposition of such fees could adversely affect MLPs in which we invest and the energy sector generally.

Deferred Tax Risks.    As a limited partner in the MLPs in which we invest, we will be allocated our distributive share of income, gains, losses, deductions and credits from those MLPs. Historically, a significant portion of income from such MLPs has been offset by tax deductions. We will incur a current tax liability on our distributive share of an MLP’s income and gains that is not offset by tax deductions, losses and credits, or our capital or net operating loss carryforwards or other applicable deductions, if any. The percentage of an MLP’s income and gains which is offset by tax deductions, losses and credits will fluctuate over time for various reasons. A significant slowdown in acquisition activity or capital spending by MLPs held in our portfolio could result in a reduction of accelerated depreciation generated by new acquisitions, which may result in increased current tax liability to us.

We rely to some extent on information provided by the MLPs, which may not necessarily be timely, to estimate taxable income allocable to the MLP units held in the portfolio and to estimate the associated current or deferred taxes. Such estimates are made in good faith. From time to time, as new information becomes available, we modify our estimates or assumptions regarding our deferred taxes. See “Tax Matters.”

Deferred Tax Risks of Investing in our Securities.    A reduction in the return of capital portion of the distributions that we receive from our portfolio investments or an increase in our earnings and profits and portfolio turnover may reduce that portion of our distribution treated as a tax-deferred return of capital and increase that portion treated as a dividend, resulting in lower after-tax distributions to our common and preferred stockholders. See “Tax Matters.”

Management Risk; Dependence on Key Personnel of Kayne Anderson

Our portfolio is subject to management risk because it is actively managed. KAFA applies investment techniques and risk analyses in making investment decisions for us, but there can be no guarantee that they will produce the desired results.

We depend upon Kayne Anderson’s key personnel for our future success and upon their access to certain individuals and investments in the MLP and Midstream Energy industries. In particular, we depend on the diligence, skill and network of business contacts of our portfolio managers, who evaluate, negotiate, structure, close and monitor our investments. These individuals do not have long-term employment contracts with Kayne Anderson, although they do have equity interests and other financial incentives to remain with Kayne Anderson. For a description of Kayne Anderson, see “Management—Investment Adviser.” We also depend on the senior management of Kayne Anderson. The departure of any of our portfolio managers or the senior management of Kayne Anderson could have a material adverse effect on our ability to achieve our investment objective. In addition, we can offer no assurance that KAFA will remain our investment adviser or that we will continue to have access to Kayne Anderson’s industry contacts and deal flow.

Conflicts of Interest of Kayne Anderson

Conflicts of interest may arise because Kayne Anderson and its affiliates generally carry on substantial investment activities for other clients in which we will have no interest. Kayne Anderson or its affiliates may have financial incentives to favor certain of such accounts over us. Any of their proprietary accounts and other customer accounts may compete with us for specific trades. Kayne Anderson or its affiliates may buy or sell securities for us which differ from securities bought or sold for other accounts and customers, even though their investment objectives and policies may be similar to ours. Situations may occur when we could be disadvantaged because of the investment activities conducted by Kayne Anderson or its affiliates for their other accounts. Such situations may be based on, among other things, legal or internal restrictions on the combined size of positions that may be taken for us and the other accounts, thereby limiting the size of our position, or the difficulty of liquidating an investment for us and the other accounts where the market cannot absorb the sale of the combined position.

Our investment opportunities may be limited by affiliations of Kayne Anderson or its affiliates with MLPs or other Midstream Energy Companies. In addition, to the extent that Kayne Anderson sources and structures private investments in MLPs, certain employees of Kayne Anderson may become aware of actions planned by MLPs, such as acquisitions, that may not be announced to the public. It is possible that we could be precluded from investing in an MLP about which Kayne Anderson has material non-public information; however, it is Kayne Anderson’s intention to ensure that any material non-public information available to certain Kayne Anderson employees not be shared with those employees responsible for the purchase and sale of publicly traded MLP securities.

KAFA also manages Kayne Anderson Energy Total Return Fund, Inc., a closed-end investment company listed on the NYSE under the ticker “KYE,” Kayne Anderson Energy Development Company, a closed-end investment company listed on the NYSE under the ticker “KED” and Kayne Anderson Midstream/Energy Fund, Inc., a closed-end investment company listed on the NYSE under the ticker “KMF.” In addition to closed-end investment companies, KAFA also manages two private investment funds, KA First Reserve, LLC and KA First Reserve XII, LLC, and two accounts owned by insurance companies which together had approximately $1.8 billion in combined total assets as of December 31, 2014, and KACALP manages several private investment funds and separately managed accounts (collectively, “Affiliated Funds”). Some of the Affiliated Funds have investment objectives that are similar to or overlap with ours. In particular, certain Affiliated Funds invest in MLPs and other Midstream Energy Companies. Further, Kayne Anderson may at some time in the future, manage other investment funds with the same investment objective as ours.

Investment decisions for us are made independently from those of Kayne Anderson’s other clients; however, from time to time, the same investment decision may be made for more than one fund or account. When two or more clients advised by Kayne Anderson or its affiliates seek to purchase or sell the same publicly traded securities, the securities actually purchased or sold are allocated among the clients on a good faith equitable basis by Kayne Anderson in its discretion in accordance with the clients’ various investment objectives and procedures adopted by Kayne Anderson and approved by our Board of Directors. In some cases, this system may adversely affect the price or size of the position we may obtain. In other cases, however, our ability to participate in volume transactions may produce better execution for us.

We and our affiliates, including Affiliated Funds, may be precluded from co-investing in private placements of securities, including in any portfolio companies that we control. Except as permitted by law, Kayne Anderson will not co-invest its other clients’ assets in the private transactions in which we invest. Kayne Anderson will allocate private investment opportunities among its clients, including us, based on allocation policies that take into account several suitability factors, including the size of the investment opportunity, the amount each client has available for investment and the client’s investment objectives. These allocation policies may result in the allocation of investment opportunities to an Affiliated Fund rather than to us. The policies contemplate that Kayne Anderson will exercise discretion, based on several factors relevant to the determination, in allocating the entirety, or a portion, of such investment opportunities to an Affiliated Fund, in priority to other prospectively interested advisory clients, including us. In this regard, when applied to specified investment opportunities that would normally be suitable for us, the allocation policies may result in certain Affiliated Funds having greater priority than us to participate in such opportunities depending on the totality of the considerations, including, among other things, our available capital for investment, our existing holdings, applicable tax and diversification standards to which we may then be subject and the ability to efficiently liquidate a portion of our existing portfolio in a timely and prudent fashion in the time period required to fund the transaction.

The investment management fee paid to KAFA is based on the value of our assets, as periodically determined. A significant percentage of our assets may be illiquid securities acquired in private transactions for which market quotations will not be readily available. Although we will adopt valuation procedures designed to determine valuations of illiquid securities in a manner that reflects their fair value, there typically is a range of prices that may be established for each individual security. Senior management of KAFA, our Board of Directors and its Valuation Committee, and a third-party valuation firm participate in the valuation of our securities. See “Net Asset Value.”

Risk of Owning Securities of Affiliates

From time to time, we may “control” or may be an “affiliate” of one or more of our portfolio companies, as each of these terms is defined in the 1940 Act. In general, under the 1940 Act, we would be presumed to “control” a portfolio company if we and our affiliates owned 25% or more of its outstanding voting securities and would be an “affiliate” of a portfolio company if we and our affiliates owned 5% or more of its outstanding voting securities. The 1940 Act contains prohibitions and restrictions relating to transactions between investment companies and their affiliates (including our investment adviser), principal underwriters and affiliates of those affiliates or underwriters.

We believe that there are several factors that determine whether or not a security should be considered a “voting security” in complex structures such as limited partnerships of the kind in which we invest. We also note that the SEC staff has issued guidance on the circumstances under which it would consider a limited partnership interest to constitute a voting security. Under most partnership agreements, the management of the partnership is vested in the general partner, and the limited partners, individually or collectively, have no rights to manage or influence management of the partnership through such activities as participating in the selection of the managers or the board of the limited partnership or the general partner. As a result, we believe that many of the limited partnership interests in which we invest should not be considered voting securities. However, it is possible that the SEC staff may consider the limited partner interests we hold in certain limited partnerships to be voting securities. If such a determination were made, we may be regarded as a person affiliated with and controlling the issuer(s) of those securities for purposes of Section 17 of the 1940 Act.

In making such a determination as to whether to treat any class of limited partnership interests we hold as a voting security, we consider, among other factors, whether or not the holders of such limited partnership interests have the right to elect the board of directors of the limited partnership or the general partner. If the holders of such limited partnership interests do not have the right to elect the board of directors, we generally have not treated such security as a voting security. In other circumstances, based on the facts and circumstances of those partnership agreements, including the right to elect the directors of the general partner, we have treated those securities as voting securities and, therefore, as affiliates. If we do not consider the security to be a voting security, we will not consider such partnership to be an “affiliate” unless we and our affiliates own more than 25% of the outstanding securities of such partnership. Additionally, certain partnership agreements give common unitholders the right to elect its board of directors, but limit the amount of voting securities any limited partner can hold to no more than 4.9% of the partnership’s outstanding voting securities (i.e., any amounts held in excess of such limit by a limited partner do not have voting rights). In such instances, we do not consider ourself to be an affiliate if we own more than 5% of such partnership’s common units.

As of December 31, 2014, we believe that MarkWest Energy Partners, L.P. meets the criteria described above and is therefore considered our affiliate.

As of December 31, 2014, we also considered Plains GP Holdings, L.P. (“Plains GP”), Plains All American GP LLC (“Plains All American GP”), and Plains All American Pipeline, L.P. (“PAA”) to be affiliates. Robert V. Sinnott is Chief Executive Officer of Kayne Anderson Capital Advisors, L.P. (“KACALP”), the managing member of KAFA. Mr. Sinnott also serves as a director of (i) Plains GP and (ii) Plains All American GP, which controls the general partner of PAA. Members of senior management of KACALP and KAFA, various affiliated funds managed by KACALP, including the Company, own shares of Plains GP as well as interests in Plains AAP, L.P. (“PAA GP”) (which are exchangeable into shares of Plains GP). The Company believes that it is an affiliate of Plains GP and PAA under the 1940 Act by virtue of (i) the Company’s and other affiliated Kayne Anderson funds’ ownership interest in Plains GP and PAA GP and (ii) Mr. Sinnott’s participation on the boards of Plains GP and Plains All American GP.

We must abide by the 1940 Act restrictions on transactions with affiliates and, as a result, our ability to purchase securities of MarkWest Energy Partners, L.P., Plains GP, Plains All American GP and PAA may be more limited in certain instances than if we were not considered an affiliate of such companies.

There is no assurance that the SEC staff will not consider that other limited partnership securities that we own and do not treat as voting securities are, in fact, voting securities for the purposes of Section 17 of the 1940 Act. If such determination were made, we will be required to abide by the restrictions on “control” or “affiliate” transactions as proscribed in the 1940 Act. We or any portfolio company that we control, and our affiliates, may from time to time engage in certain of such joint transactions, purchases, sales and loans in reliance upon and in compliance with the conditions of certain exemptive rules promulgated by the SEC. We cannot assure you, however, that we would be able to satisfy the conditions of these rules with respect to any particular eligible transaction, or even if we were allowed to engage in such a transaction that the terms would be more or as favorable to us or any company that we control as those that could be obtained in an arm’s length transaction. As a result of these prohibitions, restrictions may be imposed on the size of positions that may be taken for us or on the type of investments that we could make.

Certain Affiliations

We are affiliated with KA Associates, Inc., a Financial Industry Regulatory Authority, Inc. (“FINRA”) member broker-dealer. Absent an exemption from the SEC or other regulatory relief, we are generally precluded from effecting certain principal transactions with affiliated brokers, and our ability to utilize affiliated brokers for agency transactions is subject to restrictions. This could limit our ability to engage in securities transactions and take advantage of market opportunities.

Valuation Risk

Market prices may not be readily available for certain of our investments in restricted or unregistered investments in public companies or investments in private companies. The value of such investments will ordinarily be determined based on fair valuations determined by the Board of Directors or its designee pursuant to procedures adopted by the Board of Directors. Restrictions on resale or the absence of a liquid secondary market may adversely affect our ability to determine our net asset value. The sale price of securities that are not readily marketable may be lower or higher than our most recent determination of their fair value. Additionally, the value of these securities typically requires more reliance on the judgment of KAFA than that required for securities for which there is an active trading market. Due to the difficulty in valuing these securities and the absence of an active trading market for these investments, we may not be able to realize these securities’ true value or may have to delay their sale in order to do so.

Anti-Takeover Provisions

Our Charter, Bylaws and the Maryland General Corporation Law include provisions that could limit the ability of other entities or persons to acquire control of us, to convert us to open-end status, or to change the composition of our Board of Directors. We also have adopted other measures that may make it difficult for a third party to obtain control of us, including provisions of our Charter classifying our Board of Directors in three classes serving staggered three-year terms, and provisions authorizing our Board of Directors to classify or reclassify shares of our stock in one or more classes or series to cause the issuance of additional shares of our stock, and to amend our Charter, without stockholder approval, to increase or decrease the number of shares of stock that we have the authority to issue. These provisions, as well as other provisions of our Charter and Bylaws, could have the effect of discouraging, delaying, deferring or preventing a transaction or a change in control that might otherwise be in the best interests of our stockholders. As a result, these provisions may deprive our common stockholders of opportunities to sell their common stock at a premium over the then current market price of our common stock. See “Description of Capital Stock.”

Additional Risks Related to Our Common Stock

Market Discount From Net Asset Value Risk

Our common stock has traded both at a premium and at a discount to our net asset value. The last reported sale price, as of December 31, 2014 was $38.18 per share. Our net asset value per share and percentage premium to net asset value per share of our common stock as of December 31, 2014 were $34.31 and 11.3%, respectively. There is no assurance that this premium will continue after the date of this prospectus or that our common stock will not again trade at a discount. Shares of closed-end investment companies frequently trade at a discount to their net asset value. This characteristic is a risk separate and distinct from the risk that our net asset value could decrease as a result of our investment activities and may be greater for investors expecting to sell their shares in a relatively short period following completion of this offering. Although the value of our net assets is generally considered by market participants in determining whether to purchase or sell shares, whether investors will realize gains or losses upon the sale of our common stock depends upon whether the market price of our common stock at the time of sale is above or below the investor’s purchase price for our common stock. Because the market price of our common stock is affected by factors such as net asset value, distribution levels (which are dependent, in part, on expenses), supply of and demand for our common stock, stability of distributions, trading volume, general market and economic conditions, and other factors beyond our control, we cannot predict whether our common stock will trade at, below or above net asset value or at, below or above the offering price.

Leverage Risk to Common Stockholders

The issuance of Leverage Instruments represents the leveraging of our common stock. Leverage is a technique that could adversely affect our common stockholders. Unless the income and capital appreciation, if any, on securities acquired with the proceeds from Leverage Instruments exceed the costs of the leverage, the use of leverage could cause us to lose money. When leverage is used, the net asset value and market value of our common stock will be more volatile. There is no assurance that our use of leverage will be successful.

Our common stockholders bear the costs of leverage through higher operating expenses. Our common stockholders also bear management fees, whereas holders of notes or preferred stock do not bear management fees. Because management fees are based on our total assets, our use of leverage increases the effective management fee borne by our common stockholders. In addition, the issuance of additional senior securities by us would result in offering expenses and other costs, which would ultimately be borne by our common stockholders. Fluctuations in interest rates could increase our interest or dividend payments on Leverage Instruments and could reduce cash available for distributions on common stock. Certain Leverage Instruments are subject to covenants regarding asset coverage, portfolio composition and other matters, which may affect our ability to pay distributions to our common stockholders in certain instances. We may also be required to pledge our assets to the lenders in connection with certain other types of borrowing.

Leverage involves other risks and special considerations for common stockholders including: the likelihood of greater volatility of net asset value and market price of our common stock than a comparable portfolio without leverage; the risk of fluctuations in dividend rates or interest rates on Leverage Instruments; that the dividends or interest paid on Leverage Instruments may reduce the returns to our common stockholders or result in fluctuations in the distributions paid on our common stock; the effect of leverage in a declining market, which is likely to cause a greater decline in the net asset value of our common stock than if we were not leveraged, which may result in a greater decline in the market price of our common stock; and when we use financial leverage, the investment management fee payable to Kayne Anderson may be higher than if we did not use leverage.

While we may from time to time consider reducing leverage in response to actual or anticipated changes in interest rates or actual or anticipated changes in investment values in an effort to mitigate the increased volatility of current income and net asset value associated with leverage, there can be no assurance that we will actually reduce leverage in the future or that any reduction, if undertaken, will benefit our common stockholders. Changes in the future direction of interest rates or changes in investment values are difficult to predict accurately. If we were to reduce leverage based on a prediction about future changes to interest rates (or future changes in investment values), and that prediction turned out to be incorrect, the reduction in leverage would likely result in a reduction in income and/or total returns to common stockholders relative to the circumstance if we had not reduced leverage. We may decide that this risk outweighs the likelihood of achieving the desired reduction to volatility in income and the price of our common stock if the prediction were to turn out to be correct, and determine not to reduce leverage as described above.

Finally, the 1940 Act provides certain rights and protections for preferred stockholders which may adversely affect the interests of our common stockholders. See “Description of Capital Stock.”

Additional Risks Related to Our Senior Securities

An investment in our preferred stock or debt securities is subject to the following additional risks:

Interest Rate Risk.    Distributions and interest payable on our senior securities are subject to interest rate risk. To the extent that distributions or interest on such securities are based on short-term rates, our leverage costs may rise so that the amount of distributions or interest due to holders of senior securities would exceed the cash flow generated by our portfolio securities. To the extent that any of our leverage costs are fixed, our leverage costs may increase when our senior securities mature. This might require that we sell portfolio securities at a time when we otherwise would not do so, which may adversely affect our future ability to generate cash flow. In addition, rising market interest rates could negatively impact the value of our investment portfolio, reducing the amount of assets serving as asset coverage for senior securities.

Ratings and Asset Coverage Risk.    Rating agencies have in the past, and may in the future, downgrade the ratings assigned to our senior securities, which may make your securities less liquid in the secondary market. Fitch has assigned a rating of “AAA” to all of our outstanding series of Notes. Fitch has also assigned a rating of “AA” to all of our outstanding MRP Shares.

A rating may not fully or accurately reflect all of the risks associated with a senior security. If a rating agency downgrades the ratings assigned to our senior securities, we may be required to alter our portfolio or redeem our senior securities. We may voluntarily redeem our securities under certain circumstances to the extent permitted under the terms of such securities, which may require that we meet specified asset maintenance tests and other requirements.

To the extent that senior securities offered hereby are rated of similar or the same ratings as those respectively assigned to outstanding MRP Shares and Notes, the ratings do not eliminate or necessarily mitigate the risks of investing in our senior securities.

We have issued Notes, which constitute or will constitute senior securities representing indebtedness, as defined in the 1940 Act. Accordingly, the value of our total assets, less all our liabilities and indebtedness not represented by such Notes and debt securities, must be at least equal to 300% of the aggregate principal value of such Notes and debt securities. Upon the issuance of our preferred stock, the value of our total assets, less all our liabilities and indebtedness not represented by senior securities must be at least equal, immediately after the issuance of preferred stock, to 200% of the aggregate principal value of the Notes, any debt securities and our preferred stock.

We may issue senior securities with asset coverage or portfolio composition provisions in addition to, and more stringent than, those required by the 1940 Act. In addition, restrictions have been and may be imposed by the rating agencies on certain investment practices in which we may otherwise engage. Any lender with respect to any additional Borrowings by us may require additional asset coverage and portfolio composition provisions as well as restrictions on our investment practices.

Senior Leverage Risk.    Because we have outstanding Borrowings and may issue additional debt securities, which are senior to our preferred stock, we are prohibited from declaring, paying or making any dividends on our preferred stock unless we satisfy certain conditions.

We are also prohibited from declaring, paying or making any distributions on common stock unless we satisfy certain conditions. See “Description of Capital Stock—Preferred Stock—Limitations on Distributions.”

Our Borrowings may constitute a substantial burden on our preferred stock by reason of their prior claim against our income and against our net assets in liquidation. We may not be permitted to declare dividends or other distributions, including with respect to our preferred stock, or purchase or redeem shares, including preferred stock, unless (1) at the time thereof we meet certain asset coverage requirements and (2) there is no event of default under our Borrowings that is continuing. See “Description of Capital Stock—Preferred Stock—Limitations on Distributions.” In the event of a default under our Borrowings, the holders of our debt securities have the right to accelerate the maturity of debt securities and the trustee may institute judicial proceedings against us to enforce the rights of holders of debt securities.

Our Notes are unsecured obligations and, upon our liquidation, dissolution or winding up, will rank: (1) senior to all of our outstanding common stock and any outstanding preferred stock; (2) on a parity with any of our unsecured creditors and any unsecured senior securities representing indebtedness; and (3) junior to any of our secured creditors. Secured creditors of ours may include, without limitation, parties entering into interest rate swap, floor or cap transactions, or other similar transactions with us that create liens, pledges, charges, security interests, security agreements or other encumbrances on our assets.

Inflation Risk.    Inflation is the reduction in the purchasing power of money resulting from an increase in the price of goods and services. Inflation risk is the risk that the inflation adjusted or “real” value of an investment in preferred stock or debt securities or the income from that investment will be worth less in the future. As inflation occurs, the real value of the preferred stock or debt securities and the distributions or interest payable to holders of preferred stock or interest payable to holders of debt securities declines.

Net Asset Value Risk.    A material decline in our NAV may impair our ability to maintain required levels of asset coverage for our preferred stock or debt securities.

DISTRIBUTIONS

We have paid distributions to common stockholders every fiscal quarter since inception. The following table sets forth information, during the past three years, about distributions we paid to our common stockholders, percentage participation by common stockholders in our dividend reinvestment program and reinvestments and related issuances of additional shares of common stock as a result of such participation (the information in the table is unaudited):

Distribution Payment Date to Common Stockholders	Amount of Distribution Per Share	Percentage of Common Stockholders Electing to Participate in Dividend Reinvestment Program	Amount of Corresponding Reinvestment through Dividend Reinvestment Program (1)	Additional Shares of Common Stock Issued through Dividend Reinvestment Program (1)
April 13, 2012	$0.5175	13%	$5,436	191
July 13, 2012	0.5275	12	5,293	181
October 12, 2012	0.5375	12	5,648	191
January 11, 2013	0.5500	12	5,733	190
April 12, 2013	0.5650	11	5,779	172
July 12, 2013	0.5800	11	6,151	179
October 11, 2013	0.5950	11	6,436	196
January 10, 2014	0.6100	11	6,786	192
April 11, 2014	0.6250	10	6,966	203
July 11, 2014	0.6400	10	6,835	188
October 10, 2014	0.6500	10	7,088	195
January 16, 2015	0.6550	10	7,047	219

(1)	Numbers in thousands.

We intend to continue to pay quarterly distributions to our common stockholders, funded in part by the net distributable income generated from our portfolio investments. The net distributable income generated from our portfolio investments is the amount received by us as cash or paid-in-kind distributions from equity securities owned by us, interest payments received on debt securities owned by us, other payments on securities owned by us, net premiums received from the sale of covered call options and income tax benefits (on net investment loss), if any, less current or anticipated operating expenses, income tax expense (on net investment income), if any, and our leverage costs (including dividends on preferred stock issued by us but excluding non-cash amortization of costs to issue leverage). We expect that a portion of our future distributions will be treated as a return of capital to stockholders for tax purposes.

Our quarterly distributions to common stockholders, if any, will be determined by our Board of Directors and will be subject to meeting the covenants of our debt securities, our revolving credit facilities and other borrowings, and the terms of our preferred stock and asset coverage requirements of the 1940 Act. There is no assurance we will continue to pay regular distributions or that we will do so at a particular rate.

We pay dividends on the MRP Shares in accordance with the terms thereof. The holders of the MRP Shares shall be entitled to receive cumulative cash dividends, when, as and if authorized by the Board of Directors from funds legally available for distribution. Dividend payment dates with respect to the MRP Shares shall be, with respect to each dividend period, the first business day of the month next following each dividend period. Dividends on Series A MRP Shares, Series B MRP Shares, Series C MRP Shares, Series H MRP Shares and Series I MRP Shares are payable quarterly, and dividends on Series E MRP Shares, Series F MRP Shares and Series G MRP Shares are payable monthly. See “Description of Securities—Preferred Stock”.

Because the cash distributions received from the MLPs in our portfolio are expected to exceed the earnings and profits associated with owning such MLPs, we expect that a portion of our distributions will be paid from sources other than our current or accumulated earnings and profits. The portion of the distribution which exceeds our current or accumulated earnings and profits will be treated as a return of capital to the extent of a stockholder’s basis in our common stock, then as capital gain. See “Tax Matters.”

DIVIDEND REINVESTMENT PLAN

We have adopted a Dividend Reinvestment Plan (the “Plan”) that provides that, unless you elect to receive your dividends or distributions in cash, they will be automatically reinvested by the Plan Administrator, American Stock Transfer & Trust Company (“AST”), in additional shares of our common stock. If you elect to receive your dividends or distributions in cash, you will receive them in cash paid by check mailed directly to you by the Plan Administrator.

No action is required on the part of a registered stockholder to have their cash distribution reinvested in shares of our common stock. Unless you or your brokerage firm decides to opt out of the Plan, the number of shares of common stock you will receive will be determined as follows:

(1)	The number of shares to be issued to a stockholder shall be based on share price equal to 95% of the closing price of our common stock one day prior to the dividend payment date.

(2)	Our Board of Directors may, in its sole discretion, instruct us to purchase shares of our common stock in the open market in connection with the implementation of the Plan as follows: if our common stock is trading below net asset value at the time of valuation, upon notice from us, the Plan Administrator will receive the dividend or distribution in cash and will purchase common stock in the open market, on the NYSE or elsewhere, for the participants’ accounts, except that the Plan Administrator will endeavor to terminate purchases in the open market and cause us to issue the remaining shares if, following the commencement of the purchases, the market value of the shares, including brokerage commissions, exceeds the net asset value at the time of valuation. Provided the Plan Administrator can terminate purchases on the open market, the remaining shares will be issued by us at a price equal to the greater of (i) the net asset value at the time of valuation or (ii) 95% of the then current market price. It is possible that the average purchase price per share paid by the Plan Administrator may exceed the market price at the time of valuation, resulting in the purchase of fewer shares than if the dividend or distribution had been paid entirely in common stock issued by us.

You may withdraw from the Plan at any time by giving written notice to the Plan Administrator, or by telephone in accordance with such reasonable requirements as we and the Plan Administrator may agree upon. If you withdraw or the Plan is terminated, you will receive a certificate for each whole share in your account under the Plan and you will receive a cash payment for any fractional shares in your account. If you wish, the Plan Administrator will sell your shares and send the proceeds to you, less brokerage commissions. The Plan Administrator is authorized to deduct a $15 transaction fee plus a $0.10 per share brokerage commission from the proceeds.

The Plan Administrator maintains all common stockholders’ accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Common stock in your account will be held by the Plan Administrator in non-certificated form. The Plan Administrator will forward to each participant any proxy solicitation material and will vote any shares so held only in accordance with proxies returned to us. Any proxy you receive will include all common stock you have received under the Plan.

There is no brokerage charge for reinvestment of your dividends or distributions in common stock. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Administrator when it makes open market purchases.

Automatically reinvesting dividends and distributions does not avoid a taxable event or the requirement to pay income taxes due upon the receipt of dividends and distributions, even though you have not received any cash with which to pay the resulting tax. See “Tax Matters.”

If you hold your common stock with a brokerage firm that does not participate in the Plan, you will not be able to participate in the Plan and any distribution reinvestment may be effected on different terms than those described above. Consult your financial advisor for more information.

The Plan Administrator’s fees under the Plan will be borne by us. There is no direct service charge to participants in the Plan; however, we reserve the right to amend or terminate the Plan, including amending the Plan to include a service charge payable by the participants, if in the judgment of the Board of Directors the change is warranted. Any amendment to the Plan, except amendments necessary or appropriate to comply with applicable law or the rules and policies of the SEC or any other regulatory authority, require us to provide at least 30 days written notice to each participant. Additional information about the Plan may be obtained from American Stock Transfer & Trust Company at 6201 15th Avenue, Brooklyn, New York 11219.

INVESTMENT OBJECTIVE AND POLICIES

Our investment objective is to obtain high after-tax total return by investing at least 85% of our total assets in public and private investments in MLPs and other Midstream Energy Companies. Our investment objective is considered a fundamental policy and therefore may not be changed without the approval of the holders of a “majority of the outstanding” voting securities. When used with respect to our voting securities, a “majority of the outstanding” voting securities means (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy, or (ii) more than 50% of the shares, whichever is less. There can be no assurance that we will achieve our investment objective.

The following investment policies are considered non-fundamental and may be changed by the Board of Directors without the approval of the holders of a “majority of the outstanding” voting securities, provided that the holders of such voting securities receive at least 60 days’ prior written notice of any change:

•	For as long as the word “MLP” is in our name, it shall be our policy, under normal market conditions, to invest at least 80% of our total assets in MLPs.

•	We intend to invest at least 50% of our total assets in publicly traded securities of MLPs and other Midstream Energy Companies.

•	Under normal market conditions, we may invest up to 50% of our total assets in unregistered or otherwise restricted securities of MLPs and other Midstream Energy Companies. The types of unregistered or otherwise restricted securities that we may purchase include common units, subordinated units, preferred units, and convertible units of, and general partner interests in, MLPs, and securities of other public and private Midstream Energy Companies.

•	We may invest up to 15% of our total assets in any single issuer.

•	We may invest up to 20% of our total assets in debt securities of MLPs and other Midstream Energy Companies, including below investment grade debt securities rated, at the time of investment, at least B3 by Moody’s, B- by Standard & Poor’s or Fitch, comparably rated by another rating agency or, if unrated, determined by Kayne Anderson to be of comparable quality. In addition, up to one-quarter of our permitted investments in debt securities (or up to 5% of our total assets) may be invested in unrated debt securities or debt securities that are rated less than B3/B- of public or private companies.

•	Under normal market conditions, our policy is to utilize our Borrowings and our preferred stock (each a “Leverage Instrument” and collectively “Leverage Instrument”) in an amount that represents approximately 30% of our total assets, including proceeds from such Leverage Instruments. However, we reserve the right at any time, if we believe that market conditions are appropriate, to use Leverage Instruments to the extent permitted by the 1940 Act.

•	We may, but are not required to, use derivative investments and engage in short sales to hedge against interest rate and market risks.

Unless otherwise stated, all investment restrictions apply at the time of purchase and we will not be required to reduce a position due solely to market value fluctuations.

Description of MLPs

Master limited partnerships are entities that are publicly traded and are treated as partnerships for federal income tax purposes. Master limited partnerships are typically structured as limited partnerships or as limited liability companies treated as partnerships. The units for these entities are listed and traded on a U.S. securities exchange. To qualify as a master limited partnership, the entity must receive at least 90% of its income from qualifying sources as set forth in Section 7704(d) of the Code. These qualifying sources include natural resource-based activities such as the exploration, development, mining, production, gathering, processing, refining, transportation, storage, distribution and marketing of mineral or natural resources. Limited partnerships have two classes of interests: general partner interests and limited partner interests. The general partner typically controls the operations and management of the partnership through an equity interest in the partnership (typically up to 2% of total equity). Limited partners own the remainder of the partnership and have a limited role in the partnership’s operations and management.

Master limited partnerships organized as limited partnerships typically have two classes of limited partner interests—common units and subordinated units, but certain variable rate MLPs (as described below) only have one class of limited partners interests—common units.

MLPs that have two classes of limited partnership interests (common units and subordinated units) are structured such that common units and general partner interests have first priority to receive quarterly cash distributions up to an established minimum amount (“minimum quarterly distributions” or “MQD”). Common units also accrue arrearages in distributions to the extent the MQD is not paid. Once common units have been paid, subordinated units receive distributions of up to the MQD; however, subordinated units do not accrue arrearages. Distributable cash in excess of the MQD paid to both common and subordinated units is distributed to both common and subordinated units on a pro rata basis. Whenever a distribution is paid to either common unitholders or subordinated unitholders, the general partner is paid a proportional distribution. The holders of incentive distribution rights (“IDRs”) , usually the general partner, are eligible to receive incentive distributions if the general partner operates the business in a manner which results in distributions paid per unit surpassing specified target levels. As cash distributions to the limited partners increase, the IDRs receive an increasingly higher percentage of the incremental cash distributions. These IDRs encourage the general partner to streamline costs, make investments and acquire assets in order to increase the partnership’s cash flow and raise the quarterly cash distribution in order to reach target levels, which benefits all security holders of such MLP. The general partner interest may be held by either a private or publicly traded entity. In many cases, the general partner owns common units, subordinated units and IDRs in addition to a general partner interest in the MLP.

In addition to the common unit and subordinated unit structure for MLPs, certain recently formed MLPs have adopted variable distribution policies. Typically, an MLP with a variable distribution will only have one class of limited partnership interests, common units, and will distribute 100% of its distributable cash flow on a quarterly basis. Such MLPs will not have an MQD and will not have subordinated units and/or IDRs. This type of distribution policy is utilized by MLPs with more exposure to commodity prices or more cyclical businesses and, as a result, more variability in such MLP’s distributable cash flow.

For purposes of our investment objective, the term “MLPs” includes affiliates of MLPs that own general partner interests or, in some cases, subordinated units, registered or unregistered common units, or other limited partner units in an MLP.

The MLPs and other Midstream Energy Companies in which we invest primarily own and operate midstream assets, which are the assets used by Energy Companies in performing services related to energy logistics. These assets provide the link between the source point of energy products such as natural gas and natural gas liquids and oil (i.e., where it is produced) and the end users (i.e., where it is consumed). Midstream assets include those used in transporting, storing, gathering, treating, processing, fractionating, transloading, distributing or marketing of natural gas, natural gas liquids, oil or refined products.

Natural gas related midstream assets serve to collect natural gas from the wellhead in small diameter pipelines, known as gathering systems. After natural gas is gathered, it can be either delivered directly into a natural gas pipeline system or to gas processing and treating plants for removal of natural gas liquids and impurities. After being processed, resulting “residue” natural gas is transported by large diameter intrastate and interstate pipelines across the country to end users. During the transportation process, natural gas may be placed in storage facilities, which consist of salt caverns, aquifers and depleted gas reservoirs, for withdrawal at a later date. Finally, after being transported by the intrastate and interstate pipelines, natural gas enters small diameter distribution lines pipelines, usually owned by local utilities, for delivery to consumers of such natural gas.

Midstream assets also process, store and transport natural gas liquids, or NGLs. Before natural gas can be transported through major transportation pipelines, it must be processed by removing the NGLs to meet pipeline specifications. NGLs are transported by pipelines, truck, rail and barges from natural gas processing plants to fractionators and storage facilities. At the fractionator, the NGLs are separated into component products such as ethane, propane, butane and natural gasoline. These products are then transported to storage facilities and end consumers, such as petrochemical facilities and other industrial users.

Similarly, midstream assets transport crude oil by pipeline, truck and rail from the wellhead to the refinery. At the refinery, oil is refined into gasoline, distillates (such as diesel and heating oil) and other refined products. Refined products are then transported by pipeline, truck, rail and barges from the refinery to storage terminals and are ultimately transported to end users such as gas stations, airports and other industrial users.

Owners of midstream assets generally do not own the energy products flowing through their assets. Instead, midstream assets often charge a fee determined primarily by volume handled and service provided. Further, the fee charged for such service is often regulated by the Federal Energy Regulatory Commission or a similar state agency, and may be based on the market price of the transported commodity.

Description of Other Midstream Energy Companies

Other Midstream Energy Companies are companies, other than midstream MLPs, that own and operate midstream assets. These companies are not structured as master limited partnerships and are taxed as corporations.

Our Portfolio

At any given time, we expect that our portfolio will have some or all of the types of the following types of investments: (i) equity securities of MLPs, (ii) equity securities of other Midstream Energy Companies, (iii) equity securities of other Energy Companies and (iv) debt securities of Energy Companies. A description of our investment policies and restrictions and more information about our portfolio investments are contained in this prospectus and our SAI.

Investment Practices

Covered Calls.    We may write call options with the purpose of generating realized gains or reducing our ownership of certain securities. We will only write call options on securities that we hold in our portfolio (i.e., covered calls). A call option on a security is a contract that gives the holder of such call option the right to buy the security underlying the call option from the writer of such call option at a specified price at any time during the term of the option. At the time the call option is sold, the writer of a call option receives a premium (or call premium) from the buyer of such call option. If we write a call option on a security, we have the obligation upon exercise of such call option to deliver the underlying security upon payment of the exercise price. When we write a call option, an amount equal to the premium received by us will be recorded as a liability and will be subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by us as realized gains from investments on the expiration date. If we repurchase a written call option prior to its exercise, the difference between the premium received and the amount paid to repurchase the option is treated as a realized gain or realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether we have realized a gain or loss. We, as the writer of the option, bear the market risk of an unfavorable change in the price of the security underlying the written option.

Interest Rate Swaps.    We currently expect to utilize hedging techniques such as interest rate swaps to mitigate potential interest rate risk on a portion of our Leverage Instruments. Such interest rate swaps would principally be used to protect us against higher costs on our Leverage Instruments resulting from increases in short-term interest rates. We anticipate that the majority of our interest rate hedges will be interest rate swap contracts with financial institutions.

Use of Arbitrage and Other Derivative-Based Strategies.    We may use short sales, arbitrage and other strategies to try to generate additional return. As part of such strategies, we may (i) engage in paired long-short trades to arbitrage pricing disparities in securities held in our portfolio; (ii) purchase call options or put options; (iii) enter into total return swap contracts; or (iv) sell securities short. Paired trading consists of taking a long position in one security and concurrently taking a short position in another security within the same or an affiliated issuer. With a long position, we purchase a stock outright; whereas with a short position, we would sell a security that we do not own and must borrow to meet our settlement obligations. We will realize a profit or incur a loss from a short position depending on whether the value of the underlying stock decreases or increases, respectively, between the time the stock is sold and when we replace the borrowed security. See “Risk Factors—Risks Related to Our Investments and Investment Techniques—Short Sales Risk.” A total return swap is a contract between two parties designed to replicate the economics of directly owning a security. We may enter into total return swaps with financial institutions related to equity investments in certain master limited partnerships.

Value of Derivative Instruments.    For purposes of determining compliance with the requirement that we invest 80% of our total assets in MLPs, we value derivative instruments based on their respective current fair market values.

Other Risk Management Strategies.    To a lesser extent, we may use various hedging and other risk management strategies to seek to manage market risks. Such hedging strategies would be utilized to seek to protect against possible adverse changes in the market value of securities held in our portfolio, or to otherwise protect the value of our portfolio. We may execute our hedging and risk management strategy by engaging in a variety of transactions, including buying or selling options or futures contracts on indexes. See “Risk Factors—Risks Related to Our Investments and Investment Techniques—Derivatives Risk.”

Portfolio Turnover.    We anticipate that our annual portfolio turnover rate will range between 15% and 25%, but the rate may vary greatly from year to year. Portfolio turnover rate is not considered a limiting factor in KAFA’s execution of investment decisions. The types of MLPs in which we intend to invest historically have made cash distributions to limited partners that would not be taxed as income to us in that tax year but rather would be treated as a non-taxable return of capital to the extent of our basis. As a result, the tax related to such distribution would be deferred until subsequent sale of our MLP units, at which time we would pay any required tax on capital gain. Therefore, the sooner we sell such MLP units, the sooner we would be required to pay tax on resulting capital gains, and the cash available to us to pay distributions to our common stockholders in the year of such tax payment would be less than if such taxes were deferred until a later year. In addition, the greater the number of such MLP units that we sell in any year, i.e., the higher our turnover rate, the greater our potential tax liability for that year. These taxable gains may increase our current and accumulated earnings and profits, resulting in a greater portion of our common stock distributions being treated as dividend income to our common stockholders. In addition, a higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by us. See “Tax Matters.”

USE OF LEVERAGE

We generally will seek to enhance our total returns through the use of financial leverage, which may include the issuance of Leverage Instruments. Under normal market conditions, our policy is to utilize Leverage Instruments in an amount that represents approximately 30% of our total assets, including proceeds from such Leverage Instruments (which equates to 57.6% of our net asset value as of December 31, 2014). However, based on market conditions at the time, we may use Leverage Instruments in amounts that represent greater than 30% leverage to the extent permitted by the 1940 Act. As of December 31, 2014, our Leverage Instruments represented approximately 27.9% of our total assets. At December 31, 2014, our asset coverage ratios under the 1940 Act were 400% and 293% for debt and total leverage (debt plus preferred stock), respectively. Our long-term target asset coverage ratio with respect to our debt is 375%, but at times our target asset coverage ratios may be above or below this amount due to market conditions. Depending on the type of Leverage Instruments involved, our use of financial leverage may require the approval of our Board of Directors. Leverage creates a greater risk of loss, as well as potential for more gain, for our common stock than if leverage is not used. Our common stock is junior in liquidation and distribution rights to our Leverage Instruments. We expect to invest the net proceeds derived from any use of Leverage Instruments according to the investment objective and policies described in this prospectus.

Leverage creates risk for our common stockholders, including the likelihood of greater volatility of net asset value and market price of our common stock, and the risk of fluctuations in dividend rates or interest rates on Leverage Instruments which may affect the return to the holders of our common stock or will result in fluctuations in the distributions paid by us on our common stock. To the extent the return on securities purchased with funds received from Leverage Instruments exceeds their cost (including increased expenses to us), our total return will be greater than if Leverage Instruments had not been used. Conversely, if the return derived from such securities is less than the cost of Leverage Instruments (including increased expenses to us), our total return will be less than if Leverage Instruments had not been used, and therefore, the amount available for distribution to our common stockholders will be reduced. In the latter case, KAFA in its best judgment nevertheless may determine to maintain our leveraged position if it expects that the long-term benefits of so doing will outweigh the near-term impact of the reduced return to our common stockholders.

The management fees paid to KAFA will be calculated on the basis of our total assets including proceeds from Leverage Instruments. During periods in which we use financial leverage, the management fee payable to KAFA may be higher than if we did not use a leveraged capital structure. Consequently, we and KAFA may have differing interests in determining whether to leverage our assets. Our Board of Directors monitors our use of Leverage Instruments and this potential conflict. The use of leverage creates risks and involves special considerations. See “Risk Factors—Additional Risks Related to Our Common Stock—Leverage Risk to Common Stockholders.”

The Maryland General Corporation Law authorizes us, without prior approval of our common stockholders, to borrow money. In this regard, we may obtain proceeds through Borrowings and may secure any such Borrowings by mortgaging, pledging or otherwise subjecting as security our assets. In connection with such Borrowings, we may be required to maintain minimum average balances with the lender or to pay a commitment or other fee to maintain a line of credit. Any such requirements will increase the cost of such Borrowing over its stated interest rate.

Under the requirements of the 1940 Act, we, immediately after issuing any senior securities representing indebtedness, must have an asset coverage of at least 300% after such issuance. With respect to such issuance, asset coverage means the ratio which the value of our total assets, less all liabilities and indebtedness not represented by senior securities (as defined in the 1940 Act), bears to the aggregate amount of senior securities representing indebtedness issued by us.

The rights of our lenders to receive interest on and repayment of principal of any Borrowings will be senior to those of our common stockholders, and the terms of any such Borrowings may contain provisions which limit certain of our activities, including the payment of distributions to our common stockholders in certain circumstances. Under the 1940 Act, we may not declare any dividend or other distribution on any class of our capital stock, or purchase any such capital stock, unless our aggregate indebtedness has, at the time of the declaration of any such dividend or distribution, or at the time of any such purchase, an asset coverage of at least 300% after declaring the amount of such dividend, distribution or purchase price, as the case may be. Further, the 1940 Act does (in certain circumstances) grant our lenders certain voting rights in the event of default in the payment of interest on or repayment of principal.

Certain types of Leverage Instruments subject us to certain affirmative covenants relating to asset coverage and portfolio composition and may impose special restrictions on our use of various investment techniques or strategies or on our ability to pay distributions on common stock in certain circumstances. In addition, we are subject to certain negative covenants relating to transactions with affiliates, mergers and consolidations among others. We are also subject to certain restrictions on investments imposed by guidelines of one or more rating agencies, which issue ratings for the Leverage Instruments issued by us. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the 1940 Act. It is not anticipated that these covenants or guidelines will impede KAFA from managing our portfolio in accordance with our investment objective and policies.

In an event of default under any Borrowing, the lenders have the right to cause a liquidation of collateral (i.e., sell securities in our portfolio and other assets) and, if any such default is not cured, the lenders may be able to control the liquidation as well. If an event of default occurs or in an effort to avoid an event of default, we may be forced to sell securities at inopportune times and, as a result, receive lower prices for such security sales.

Under the 1940 Act, we are not permitted to issue preferred stock unless immediately after such issuance the value of our total assets less all liabilities and indebtedness not represented by senior securities is at least 200% of the sum of the liquidation value of the outstanding preferred stock plus the aggregate amount of senior securities representing indebtedness. In addition, we are not permitted to declare any cash dividend or other distribution on our common stock unless, at the time of such declaration, our preferred stock has an asset coverage of at least 200%. Further, we have agreed, while the MRP Shares are outstanding, to maintain asset coverage of at least 225%. If necessary, we will purchase or redeem our preferred stock to maintain the applicable asset coverage ratio. In addition, as a condition to obtaining ratings on the preferred stock, the terms of any preferred stock include asset coverage maintenance provisions which will require the redemption of the preferred stock in the event of non-compliance by us and may also prohibit distributions on our common stock in such circumstances. In order to meet redemption requirements, we may have to liquidate portfolio securities. Such liquidations and redemptions would cause us to incur related transaction costs and could result in capital losses to us. If we have preferred stock outstanding, two of our directors will be elected by the holders of our preferred stock (voting as a class). Our remaining directors will be elected by holders of our common stock and preferred stock voting together as a single class. In the event we fail to pay dividends on our preferred stock for two years, holders of preferred stock would be entitled to elect a majority of our directors.

To the extent that we use additional Leverage Instruments, the Borrowings that we anticipate issuing will have maturity dates ranging from 1 to 12 years from the date of issuance. The preferred stock we anticipate issuing is a mandatory redeemable preferred that must be redeemed within 5 to 10 years from the date of issuance. If we are unable to refinance such Leverage Instruments when they mature, we may be forced to sell securities in our portfolio to repay such Leverage Instruments. Further, if we do not repay the Leverage Instruments when they mature, we will trigger an event of default on our Borrowings (which will increase the interest rate on such Borrowings and give the holders of such Borrowings certain rights) and will trigger a higher dividend rate on our preferred stock.

We may also borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions which otherwise might require untimely dispositions of our securities. See “Investment Objective and Policies—Our Portfolio—Temporary Defensive Position.”

Effects of Leverage

As of December 31, 2014, we had $1,435 million, aggregate principal amount, of fixed and floating rate Notes outstanding.

The table below sets forth the key terms of each of the Notes.

Series	Principal Outstanding December 31, 2014 ($ in millions)	Fixed/Floating Interest Rate	Maturity
O	$65	4.210%	May 2015
Q	15	3.230%	November 2015
R	25	3.730%	November 2017
S	60	4.400%	November 2020
T	40	4.500%	November 2022
U	60	3-month LIBOR + 145 bps	May 2016
V	70	3.710%	May 2016
W	100	4.380%	May 2018
X	14	2.460%	May 2015
Y	20	2.910%	May 2017
Z	15	3.390%	May 2019
AA	15	3.560%	May 2020
BB	35	3.770%	May 2021
CC	76	3.950%	May 2022
DD	75	2.74%	April 2019
EE	50	3.200%	April 2021
FF	65	3.570%	April 2023
GG	45	3.670%	April 2025
HH	250	3-month LIBOR + 125 bps	August 2016
II	30	2.880%	July 2019
JJ	30	3.460%	July 2021
KK	80	3.930%	July 2024
LL	50	2.890%	October 2020
MM	40	3.260%	October 2022
NN	20	3.370%	October 2023
OO	90	3.460%	October 2024

	$1,435

As of December 31, 2014, we had no borrowings under our revolving credit facility. The interest rate payable by us on borrowings under our revolving credit facility with JPMorgan Chase Bank, N.A., Bank of America, N.A., UBS AG, Citibank, N.A., Scotiabank, Morgan Stanley Bank, N.A., Wells Fargo Bank, N.A. and Royal Bank of Canada may vary between LIBOR plus 1.60% and LIBOR plus 2.25%, depending on asset coverage ratios. Outstanding loan balances accrue interest daily at a rate equal to LIBOR plus 1.60% per annum based on current asset coverage ratios. We pay a commitment fee equal to a rate of 0.30% per annum on any unused amounts of the $250 million commitment for the revolving credit facility.

As of December 31, 2014, we had no borrowings under our term loan. The interest rates payable by us on our borrowings under our term loan with Sumitomo Mitsui Banking Corporation is LIBOR plus 1.30% per annum. We pay a commitment fee equal to a rate of 0.25% per annum on any unused amounts of the $150 million commitment for the term loan. Amounts borrowed under our term loan can be repaid and subsequently reborrowed.

As of December 31, 2014, we had $524 million, aggregate liquidation value, of MRP Shares outstanding. The table below sets forth the key terms of each series of MRP Shares.

Series	Shares Outstanding(1)	Liquidation Value December 31, 2014 ($ in millions)	Dividend Rate	Mandatory Redemption Date
A	4,160,000	$104	5.57%	May 2017
B	320,000	8	4.53%	November 2017
C	1,680,000	42	5.20%	November 2020
E	4,800,000	120	4.25%	April 2019
F	5,000,000	125	3.50%	April 2020
G	2,000,000	50	4.60%	October 2021
H	2,000,000	50	4.06%	July 2021
I	1,000,000	25	3.86%	October 2022

	20,960,000	$524

(1)	Each share has a liquidation preference of $25.00.

Assuming that our leverage costs remain as described above, our average annual cost of leverage would be 3.76%. Income generated by our portfolio as of December 31, 2014 must exceed 1.40% in order to cover such leverage costs. These numbers are merely estimates used for illustration; actual dividend or interest rates on the Leverage Instruments will vary frequently and may be significantly higher or lower than the rate estimated above.

The following table is furnished in response to requirements of the SEC. It is designed to illustrate the effect of leverage on common stock total return, assuming investment portfolio total returns (comprised of income and changes in the value of securities held in our portfolio) of minus 10% to plus 10%. These assumed investment portfolio returns are hypothetical figures and are not necessarily indicative of the investment portfolio returns experienced or expected to be experienced by us. See “Risk Factors.” Further, the assumed investment portfolio total returns are after all of our expenses other than expenses associated with leverage, but such leverage expenses are included when determining the common stock total return. The table further reflects the issuance of Leverage Instruments representing 27.9% of our total assets (actual leverage at December 31, 2014), and our estimated leverage costs of 3.76%. The cost of leverage is expressed as a blended interest/dividend rate and represents the weighted average cost on our Leverage Instruments.

Assumed Portfolio Total Return (Net of Expenses)	(10)%	(5)%	0%	5%	10%
Common Stock Total Return	(21.2)%	(11.9)%	(2.6)%	6.7%	16.0%

Common stock total return is composed of two elements: common stock distributions paid by us (the amount of which is largely determined by our net distributable income after paying dividends or interest on our Leverage Instruments) and gains or losses on the value of the securities we own. As required by SEC rules, the table above assumes that we are more likely to suffer capital losses than to enjoy capital appreciation. For example, to assume a total return of 0% we must assume that the distributions we receive on our investments is entirely offset by losses in the value of those securities.

MANAGEMENT

Directors and Officers

Our business and affairs are managed under the direction of our Board of Directors, including supervision of the duties performed by KAFA. Our Board of Directors currently consists of five directors. The Board of Directors consists of a majority of directors who are not “interested persons” as defined in Section 2(a)(19) of the 1940 Act. We refer to these individuals as our “Independent Directors.” The Board of Directors elects our officers, who serve at the Board’s discretion, and are responsible for our day-to-day operations. Additional information regarding our Board and its committees is set forth under “Management” in our SAI.

Investment Adviser

KAFA is our investment adviser and is registered with the SEC under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). KAFA also is responsible for managing our business affairs and providing certain clerical, bookkeeping and other administrative services. KAFA is a Delaware limited liability company. The managing member of KAFA is KACALP, an investment adviser registered with the SEC under the Advisers Act. Kayne Anderson has one general partner, Kayne Anderson Investment Management, Inc., and a number of individual limited partners. Kayne Anderson Investment Management, Inc. is a Nevada corporation controlled by Richard A. Kayne. Kayne Anderson’s predecessor was established as an independent investment advisory firm in 1984.

KAFA’s management of our portfolio is led by two of its Senior Managing Directors, Kevin S. McCarthy and J.C. Frey, who have each served as our portfolio managers since our inception in 2004. Our portfolio managers draw on the research and analytical support of David L. LaBonte, a Senior Managing Director of Kayne Anderson, as well as the experience and expertise of other professionals at Kayne Anderson, including its Chairman, Richard Kayne, and its President and Chief Executive Officer, Robert V. Sinnott, as well as James C. Baker, Ron M. Logan and Jody C. Meraz.

Portfolio Management

Kevin S. McCarthy is our Chief Executive Officer and he has served as the Chief Executive Officer and co-portfolio manager of Kayne Anderson Energy Total Return Fund, Inc. since March 2005, of Kayne Anderson Energy Development Company since September 2006, and Kayne Anderson Midstream/Energy Fund, Inc. since November 2010. Mr. McCarthy currently serves as a Co-Managing Partner of KACALP and KAFA, and has served as a Senior Managing Director of KACALP since June 2004 and of KAFA since 2006. Prior to that, Mr. McCarthy was global head of energy at UBS Securities LLC. In that role, Mr. McCarthy had senior responsibility for all of UBS’ energy investment banking activities. Mr. McCarthy was with UBS Securities from 2000 to 2004. From 1995 to 2000, Mr. McCarthy led the energy investment banking activities of Dean Witter Reynolds and then PaineWebber Incorporated. Mr. McCarthy began his investment banking career in 1984. Mr. McCarthy earned a BA degree in Economics and Geology from Amherst College in 1981, and an MBA degree in Finance from the University of Pennsylvania’s Wharton School in 1984.

J.C. Frey is a Co-Managing Partner of Kayne Anderson. Mr. Frey serves as portfolio manager of Kayne Anderson’s funds investing in MLP securities, including service as a co-portfolio manager, Executive Vice President, Assistant Secretary and Assistant Treasurer of the Company, Kayne Anderson Energy Total Return Fund, Inc., Kayne Anderson Energy Development Company and Kayne Anderson Midstream/Energy Fund, Inc. Mr. Frey began investing in MLPs on behalf of Kayne Anderson in 1998 and has served as portfolio manager of Kayne Anderson’s MLP funds since their inception in 2000. Prior to joining Kayne Anderson in 1997, Mr. Frey was a CPA and audit manager in KPMG Peat Marwick’s financial services group, specializing in banking and finance clients, and loan securitizations. Mr. Frey graduated from Loyola Marymount University with a BS degree in Accounting in 1990. In 1991, he received a Master’s degree in Taxation from the University of Southern California.

Firm Management

Richard A. Kayne is Chairman of Kayne Anderson and a Director of its affiliated broker-dealer, KA Associates, Inc. Mr. Kayne began his career in 1966 as an analyst with Loeb, Rhodes & Co. in New York. Prior to forming Kayne Anderson’s predecessor in 1984, Mr. Kayne was a principal of Cantor Fitzgerald & Co., Inc., where he managed private accounts, a hedge fund and a portion of the firm’s capital. Mr. Kayne is a trustee of and the former Chairman of the Investment Committee of the University of California at Los Angeles Foundation, and is a trustee and Co-Chairman of the Investment Committee of the Jewish Community Foundation of Los Angeles. Mr. Kayne earned a BS degree in Statistics from Stanford University in 1966 and an MBA degree from UCLA’s Anderson School of Management in 1968.

Robert V. Sinnott is President and Chief Executive Officer of Kayne Anderson. Mr. Sinnott is a member of the Board of Directors of Plains All American Pipeline, LP and PAA GP Holdings, L.P. He joined Kayne Anderson in 1992. From 1986 to 1992, Mr. Sinnott was Vice President and senior securities officer of Citibank’s Investment Banking Division, concentrating in high-yield corporate buyouts and restructuring opportunities. From 1981 to 1986, Mr. Sinnott served as Director of corporate finance for United Energy Resources, a pipeline company. Mr. Sinnott began his career in the financial industry in 1976 as a Vice President and debt analyst for Bank of America in its oil and gas finance department. Mr. Sinnott graduated from the University of Virginia in 1971 with a BA degree in Economics. In 1976, Mr. Sinnott received an MBA degree in Finance from Harvard University.

Investment Professionals

James C. Baker is a Senior Managing Director of Kayne Anderson, providing analytical support for investments in master limited partnerships and other energy sub-sectors. He also serves as our Executive Vice President and as Executive Vice President of Kayne Anderson Energy Total Return Fund, Inc., Kayne Anderson Midstream/Energy Fund, Inc. and Kayne Anderson Energy Development Company, and serves on the Board of Directors of Kayne Anderson Energy Development Company. Prior to joining Kayne Anderson in 2004, Mr. Baker was a Director in the energy investment banking group at UBS Securities LLC. At UBS, Mr. Baker focused on securities underwriting and mergers and acquisitions in the MLP industry. Prior to joining UBS in 2000, Mr. Baker was an Associate in the energy investment banking group at PaineWebber Incorporated. Mr. Baker received a BBA degree in Finance from the University of Texas at Austin in 1995 and an MBA degree in Finance from Southern Methodist University in 1997.

Ron M. Logan, Jr. is a Senior Managing Director of Kayne Anderson, providing analytical support for investments in master limited partnerships and other energy sub-sectors. He also serves as our Senior Vice President and as Senior Vice President of Kayne Anderson Energy Total Return Fund, Inc., Kayne Anderson Midstream/Energy Fund, Inc. and Kayne Anderson Energy Development Company. Prior to joining Kayne Anderson in 2006, Mr. Logan was an independent consultant to several leading energy firms. From 2003 to 2005, he served as Senior Vice President of Ferrellgas Inc. with responsibility for the firm’s supply, wholesale, transportation, storage, and risk management activities. Before joining Ferrellgas, Mr. Logan was employed for six years by Dynegy Midstream Services where he was Vice President of the Louisiana Gulf Coast Region and also headed the company’s business development activities. Mr. Logan began his career with Chevron Corporation in 1984, where he held positions of increasing responsibility in marketing, trading and commercial development through 1997. Mr. Logan earned a BS degree in Chemical Engineering from Texas A&M University in 1983 and an MBA degree from the University of Chicago in 1994.

Jody C. Meraz is a Managing Director for Kayne Anderson. He also serves as our Vice President and as Vice President of Kayne Anderson Energy Total Return Fund, Inc., Kayne Anderson Midstream/Energy Fund, Inc. and Kayne Anderson Energy Development Company. He is responsible for providing analytical support for investments in master limited partnerships and other energy sub-sectors. Prior to joining Kayne Anderson in 2005, Mr. Meraz was a member of the energy investment banking group at Credit Suisse First Boston, where he focused on securities underwriting transactions and mergers and acquisitions. From 2001 to 2003, Mr. Meraz was in the Merchant Energy group at El Paso Corporation. Mr. Meraz earned a BA degree in Economics from the University of Texas at Austin in 2001 and an MBA degree in Finance and Economics from the University of Chicago in 2010.

Alan Boswell is a Senior Vice President for Kayne Anderson. He is responsible for providing analytical support for investments in master limited partnerships and other energy sub-sectors. Prior to joining Kayne Anderson in 2012, Mr. Boswell was a Vice President in the global energy group at Citigroup Global Markets Inc. where he focused on securities underwriting and mergers and acquisitions, primarily for midstream energy companies. Prior to joining Citigroup, Mr. Boswell practiced corporate securities law for Vinson & Elkins L.L.P. from 2005 to 2007. Mr. Boswell received an AB in Economics from Princeton University in 2001 and a JD from The University of Texas School of Law in 2005.

Dennis Biray is an associate for Kayne Anderson. He is responsible for providing analytical support in the area of master limited partnerships. Prior to joining Kayne Anderson in 2013, Mr. Biray was an analyst in the Global Energy Investment Banking Division at Bank of America Merrill Lynch. Mr. Biray earned his B.B.A. in Business Honors and Corporate Finance from The University of Texas at Austin in 2009.

Harrison Little is an analyst for Kayne Anderson. He is responsible for providing analytical support in the area of master limited partnerships. Prior to joining Kayne Anderson in 2012, Mr. Little was an analyst in the Energy Investment Banking Group at Jefferies. Mr. Little earned his B.A. in Plan II and his B.B.A. in Business Honors from The University of Texas at Austin in 2011.

Matthew Ostendorf is an analyst for Kayne Anderson. He is responsible for providing analytical support in the area of master limited partnerships. Prior to joining Kayne Anderson in 2013, Mr. Ostendorf was an analyst in the Global Energy Investment Banking Division at Citigroup. Mr. Ostendorf earned his B.B.A. in Business Honors and Corporate Finance from The University of Texas at Austin in 2011.

Research Analysts

David L. LaBonte is a Senior Managing Director of Kayne Anderson, responsible for coordinating and providing research and analytical support in master limited partnerships and other Midstream Energy Companies. Mr. LaBonte joined Kayne Anderson from Citigroup’s Smith Barney unit, where he was a Managing Director in the U.S. Equity Research Division responsible for providing research coverage of MLPs and other Midstream Energy Companies. Mr. LaBonte worked at Smith Barney from 1998 until March 2005. Prior thereto, Mr. LaBonte was a Vice President in the Investment Management Group of Wells Fargo Bank, where he was responsible for research coverage of the natural gas pipeline industry and managing equity and fixed-income portfolios. In 1993, Mr. LaBonte received his BS degree in Corporate Finance from California Polytechnic University-Pomona.

Chander Bishnoi is an analyst for Kayne Anderson. He is responsible for providing research coverage for the firm’s marketable securities activities. Prior to joining Kayne Anderson Capital Advisors, Mr. Bishnoi was an assistant director at The UCLA Foundation where he was part of the investment management team that managed UCLA’s Endowed Fund. From 2005 to 2011, Mr. Bishnoi was responsible for sourcing investments, conducting diligence, and making investment recommendations across the equity, fixed income, distressed debt, commodities, real estate, and buy-out asset classes. Mr. Bishnoi earned a B.S. in Business Administration from the UC Berkeley Haas School of Business and an M.B.A. from the MIT Sloan School of Management.

Justin Campeau is a research analyst for Kayne Anderson. He is responsible for providing research coverage of energy-related master limited partnerships and other Midstream Energy Companies. Mr. Campeau earned a Bachelor of Commerce from McGill University in 2006.

Randy Laufman is a research analyst for Kayne Anderson’s marketable securities activities and is responsible for the analysis of high yield and distressed debt investments with a primary emphasis on metals/mining, marine transportation and offshore drilling. Prior to joining Kayne Anderson in 2014, Mr. Laufman worked as a senior credit analyst at Odeon Capital Group, LLC focusing on opportunities in high yield, distressed and convertibles. Prior to that, Mr. Laufman worked for over ten years as a senior analyst with Imperial Capital, LLC, primarily focusing on the marine transportation sector, convertible bonds and other opportunities in high yield and distressed. Mr. Laufman earned a B.S. in business from Indiana University. He is a Chartered Financial Analyst charter-holder and is a member of the CFA Institute and the CFA Society of Los Angeles.

Lou Lazzara is a research analyst for Kayne Anderson. He is responsible for providing research coverage of energy-related master limited partnerships and other midstream energy companies. Prior to joining Kayne Anderson, Mr. Lazzara worked as a research analyst for Citigroup Global Markets where he provided research of the midstream energy sector with a focus on MLPs. From 2003 to 2009, he worked for Fitch Ratings in their Structured Credit Group and as a director of their Fund and Asset Manager Rating Group. Prior thereto, Mr. Lazzara was a CPA and senior associate in PricewaterhouseCoopers’ financial services group focusing on audits of mutual and hedge funds. Mr. Lazzara earned a BS degree in accountancy from Villanova University in 2000 and an MBA from Columbia Business School in 2008.

Nick Norstrom, CFA is a research analyst for Kayne Anderson. He is responsible for providing equity research and analytics on marine-related MLPs as well as other marine transportation companies. Prior to joining Kayne Anderson in 2014, Mr. Norstrom was an equity analyst in the marine group at Jefferies, where he focused on marine MLPs. From 2005 to 2007, Mr. Norstrom worked as an associate analyst on the industrials team in the equity research department at AG Edwards where he was responsible for providing analytical support on the large cap multi-industry and electrical equipment group. Mr. Norstrom earned a BS in Mechanical Engineering from the University of Illinois in 2002 and an MBA from the University of Missouri in 2005. In addition, he holds the Chartered Financial Analyst designation and is a member of the CFA Society of Houston.

Eri Nosaka is a research analyst for Kayne Anderson. She is responsible for high yield debt analysis. Prior to joining Kayne Anderson in 2012, Ms. Nosaka worked as an analyst in the Leveraged Finance group at Morgan Stanley. From 2008 to 2010 Ms. Nosaka worked in the Securities department at Cravath, Swaine & Moore LLP. Ms. Nosaka earned a B.A. in International Studies and English Literature from Middlebury College in 2008.

Michael E. Schimmel is a research analyst and portfolio manager for Kayne Anderson. He is responsible for co-managing the high yield bond and bank loan allocations within several Kayne Anderson funds as well as serving as a research analyst for several energy sub-sectors. Prior to joining Kayne Anderson in 2005, Mr. Schimmel was a credit analyst and convertible bond trader at Akanthos Capital Management, LLC, a Los Angeles based hedge fund that specializes in convertible arbitrage and capital structure arbitrage. From 1994 to 1999 and from 2001 to 2003, he worked as a high-yield credit analyst at Trust Company of the West, where he followed several industries, including industrials and cyclicals. Mr. Schimmel earned a BA degree in Economics from Pomona College in 1993 and an MBA degree from the UCLA Anderson School of Management in 2001.

David O. Schumacher is a research analyst and portfolio manager for Kayne Anderson. He is responsible for co-managing the high yield bond and bank loan allocations within several Kayne Anderson funds as well as serving as a research analyst for Upstream Energy Companies. Prior to joining Kayne Anderson in 2007, Mr. Schumacher was a high-yield analyst at Trust Company of the West following the chemical, refining, paper/packaging, industrial and service industries. From 2003 to 2005, he worked as a high-yield analyst at Caywood-Scholl Capital Management, a San Diego based high-yield bond manager. Mr. Schumacher earned a BA degree in Public Policy Analysis and Chemistry at Pomona College in 1994 and an MBA degree from the UCLA Anderson School of Management in 2003.

Ian Sinnott is a research analyst for Kayne Anderson. He is responsible for the analysis of debt investments with an emphasis on Upstream Energy Companies. Mr. Sinnott rejoined Kayne Anderson in 2012, having previously worked as a research analyst responsible for Canadian upstream and midstream royalty and income trusts and MLPs from 2005 to 2010. Prior to that Mr. Sinnott worked for four years as an associate with Citigroup Asset Management in the Equity Research group. From 2010-2011, Mr. Sinnott was CFO of ruubix, Inc. Mr. Sinnott earned a B.A. in Economics from Harvard University in 2001. He is a Chartered Financial Analyst charter-holder and is a member of the CFA Institute and the New York Society of Security Analysts.

Aaron P. Terry is a research analyst for Kayne Anderson. He is responsible for providing analytical support for Kayne Anderson’s investments in income trusts and other upstream energy companies. Prior to joining Kayne Anderson in 2011, Mr. Terry was an associate director in the global energy investment banking group at UBS, where he focused on securities underwriting transactions and mergers and acquisitions. From 2008 to 2010, Mr. Terry was in the corporate restructuring group at Alvarez & Marsal, specializing in energy turnarounds. From 2006 to 2008, Mr. Terry was in the investment banking group at Bear Stearns. Mr. Terry earned his B.B.A. in Accounting and Information Systems from the University of Oklahoma in 1999, and an MBA degree from the University of Texas at Austin in 2006.

Our SAI provides information about our portfolio managers’ compensation, other accounts managed by them, and their ownership of securities issued by us.

The principal office of KAFA is located at 811 Main Street, 14th Floor, Houston, Texas 77002. KACALP’s principal office is located at 1800 Avenue of the Stars, Second Floor, Los Angeles, California 90067. For additional information concerning KAFA, including a description of the services to be provided by KAFA, see “—Investment Management Agreement” below.

Investment Management Agreement

Pursuant to an investment management agreement between us and KAFA, effective for periods commencing on or after December 12, 2006 (the “Investment Management Agreement”), we pay a management fee, computed and paid quarterly at an annual rate of 1.375% of our average quarterly total assets less a fee waiver. On September 17, 2014, we renewed our agreement with KAFA for a period of one year. The agreement will expire on December 11, 2015 and may be renewed annually thereafter upon approval of our Board of Directors (including a majority of our directors who are not “interested persons” of ours, as such term is defined in the 1940 Act). In conjunction with this renewal, we amended and extended our fee waiver agreement with KAFA for an additional one-year term expiring on December 11, 2015. The fee waiver agreement provides for a management fee of 1.375% on average total assets up to $4.5 billion, a fee of 1.25% on average total assets between $4.5 billion and $9.5 billion, a fee of 1.125% on average total assets between $9.5 billion and $14.5 billion, and a fee of 1.0% on average total assets in excess of $14.5 billion. During the fiscal year ended November 30, 2014, our net management fee was 2.4% of our average net assets.

For purposes of calculating the management fee, the “average total assets” for each quarterly period are determined by averaging the total assets at the last day of that quarter with the total assets at the last day of the prior quarter. Our total assets shall be equal to our average quarterly gross asset value (which includes assets attributable to or proceeds from our use of Leverage Instruments and excludes any deferred tax assets), minus the sum of our accrued and unpaid distribution on any outstanding common stock and accrued and unpaid dividends on any outstanding preferred stock and accrued liabilities (other than liabilities associated with Leverage Instruments issued by us and any accrued taxes). Liabilities associated with Leverage Instruments include the principal amount of any Borrowings that we issue, the liquidation preference of any outstanding preferred stock, and other liabilities from other forms of borrowing or leverage such as short positions and put or call options held or written by us.

In addition to KAFA’s management fee, we pay all other costs and expenses of our operations, such as compensation of our directors (other than those employed by Kayne Anderson), custodian, transfer agency, administrative, accounting and distribution disbursing expenses, legal fees, borrowing or leverage expenses, marketing, advertising and public/investor relations expenses, expenses of independent auditors, expenses of personnel including those who are affiliates of Kayne Anderson reasonably incurred in connection with arranging or structuring portfolio transactions for us, expenses of repurchasing our securities, expenses of preparing, printing and distributing stockholder reports, notices, proxy statements and reports to governmental agencies, and taxes, if any.

The Investment Management Agreement will continue in effect from year to year after its current one-year term commencing on December 11, 2014, so long as its continuation is approved at least annually by our Board of Directors including a majority of Independent Directors or by the vote of a majority of our outstanding voting securities. The Investment Management Agreement may be terminated at any time without the payment of any penalty upon 60 days’ written notice by either party, or by action of the Board of Directors or by a vote of a majority of our outstanding voting securities, accompanied by appropriate notice. It also provides that it will automatically terminate in the event of its assignment, within the meaning of the 1940 Act. This means that an assignment of the Investment Management Agreement to an affiliate of Kayne Anderson would normally not cause a termination of the Investment Management Agreement.

Because KAFA’s fee is based upon a percentage of our total assets, KAFA’s fee will be higher to the extent we employ financial leverage. As noted, we have issued Leverage Instruments in a combined amount equal to approximately 27.9% of our total assets as of December 31, 2014.

A discussion regarding the basis for approval by the Board of Directors of our Investment Management Agreement with KAFA is available in our November 30, 2014 Annual Report to Stockholders.

NET ASSET VALUE

Calculation of Net Asset Value

We determine our net asset value no less frequently than as of the last day of each month based on the most recent close of regular session trading on the NYSE, and make our net asset value available for publication monthly. Currently, we calculate our net asset value on a weekly basis and such calculation is made available on our website, http://www.kaynefunds.com. Net asset value is computed by dividing the value of all of our assets (including accrued interest and distributions and current and deferred income tax assets), less all of our liabilities (including accrued expenses, distributions payable, current and deferred accrued income taxes, and any Borrowings) and the liquidation value of any outstanding preferred stock, by the total number of common shares outstanding. Because we are a corporation that is obligated to pay income taxes, we accrue income tax liabilities and assets. As with any other asset or liability, our tax assets and liabilities increase or decrease our net asset value.

We invest our assets primarily in MLPs, which generally are treated as partnerships for federal income tax purposes. As a limited partner in the MLPs, we include our allocable share of the MLP’s taxable income or loss in computing our taxable income or loss. We may rely to some extent on information provided by the MLPs, which may not necessarily be timely, to estimate taxable income allocable to the MLP units held in our portfolio and to estimate the associated deferred tax liability (or deferred tax asset). Such estimates will be made in good faith. From time to time we will modify our estimates and/or assumptions regarding our deferred tax liability (or deferred tax asset) as new information becomes available. To the extent we modify our estimates and/or assumptions, our net asset value would likely fluctuate.

Deferred income taxes reflect taxes on unrealized gains/(losses) which are attributable to the difference between the fair market value and tax basis of our investments and the tax benefit of accumulated capital or net operating losses. We will accrue a net deferred tax liability if our future tax liability on our unrealized gains exceeds the tax benefit of our accumulated capital or net operating losses, if any. We will accrue a net deferred tax asset if our future tax liability on our unrealized gains is less than the tax benefit of our accumulated capital or net operating losses or if we have net unrealized losses on our investments. To the extent we have a net deferred tax asset, consideration is given as to whether or not a valuation allowance is required. The need to establish a valuation allowance for deferred tax assets is assessed periodically based on the criterion established by the Statement of Financial Standards, Accounting for Income Taxes (ASC 740) that it is more likely than not that some portion or all of the deferred tax asset will not be realized. In our assessment for a valuation allowance, consideration is given to all positive and negative evidence related to the realization of the deferred tax asset. This assessment considers, among other matters, the nature, frequency and severity of current and cumulative losses, forecasts of future profitability (which are highly dependent on future MLP cash distributions), the duration of statutory carryforward periods and the associated risk that capital or net operating loss carryforwards may expire unused. If a valuation allowance is required to reduce the deferred tax asset in the future, it could have a material impact on our net asset value and results of operations in the period it is recorded.

Investment Valuation

Readily marketable portfolio securities listed on any exchange other than the NASDAQ Stock Market, Inc. (“NASDAQ”) are valued, except as indicated below, at the last sale price on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the most recent bid and ask prices on such day. Securities admitted to trade on the NASDAQ are valued at the NASDAQ official closing price. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities.

Equity securities traded in the over-the-counter market, but excluding securities admitted to trading on the NASDAQ, are valued at the closing bid prices. Debt securities that are considered bonds are valued by using the mean of the bid and ask prices provided by an independent pricing service. For debt securities that are considered bank loans, the fair market value is determined by using the mean of the bid and ask prices provided by the agent or syndicate bank or principal market maker. Any securities for which (a) reliable market quotations are not available in the judgment of KAFA, or (b) the pricing service does not provide a valuation or provides a valuation that in the judgment of KAFA is stale or does not represent fair value, shall each be valued in a manner that most fairly reflects fair value of the security on the valuation date. When price quotes are not available, fair market value will be based on prices of comparable securities. In certain cases, we may not be able to purchase or sell debt securities at the quoted prices due to the lack of liquidity for these securities.

Exchange-traded options and futures contracts are valued at the last sales price at the close of trading in the market where such contracts are principally traded or, if there was no sale on the applicable exchange on such day, at the mean between the quoted bid and ask price as of the close of such exchange.

We may hold a substantial amount of securities that are privately issued or otherwise restricted as to resale. For these securities, as well as any other portfolio security held by us for which reliable market quotations are not readily available, valuations are determined in a manner that most accurately reflects fair value of the security on the valuation date. Unless otherwise determined by our Board of Directors, the following valuation process is used for such securities:

•	Investment Team Valuation. The applicable investments are valued by senior professionals of KAFA who are responsible for the portfolio investments. The investments will be valued monthly with new investments valued at the time such investment was made.

•	Investment Team Valuation Documentation. Preliminary valuation conclusions will be determined by senior management of KAFA. Such valuation and supporting documentation is submitted to the Valuation Committee (a committee of our Board of Directors) and our Board of Directors on a quarterly basis.

•	Valuation Committee. The Valuation Committee meets to consider the valuations submitted by KAFA at the end of each quarter. Between meetings of the Valuation Committee, a senior officer of KAFA is authorized to make valuation determinations. All valuation determinations of the Valuation Committee are subject to ratification by our Board of Directors at its next regular meeting.

•	Valuation Firm. Quarterly, a third-party valuation firm engaged by our Board of Directors reviews the valuation methodologies and calculations employed for these securities, unless the aggregate fair value of such security is less than 0.1% of total assets.

•	Board of Directors Determination. Our Board of Directors meets quarterly to consider the valuations provided by KAFA and the Valuation Committee and ratify valuations for the applicable securities. Our Board of Directors considers the report provided by the third-party valuation firm in reviewing and determining in good faith the fair value of the applicable portfolio securities.

Unless otherwise determined by the Board of Directors, we value our private investments in public equity (“PIPE”) investments that are convertible into or otherwise will become publicly tradeable (e.g., through subsequent registration or expiration of a restriction on trading) based on the market value of the publicly-traded security less a discount. The discount is initially equal to the discount negotiated at the time that we agree to a purchase price. To the extent that such securities are convertible or otherwise become publicly traded within a time frame that may be reasonably determined, this discount will be amortized on a straight line basis over such estimated time frame.

Our investments in private companies are typically valued using one of or a combination of the following valuation techniques: (i) analysis of valuations for publicly traded companies in a similar line of business (“public company analysis”), (ii) analysis of valuations for comparable M&A transactions (“M&A analysis”) and (iii) discounted cash flow analysis.

The public company analysis utilizes valuation ratios (commonly referred to as trading multiples) for publicly traded companies in a similar line of business as the portfolio company to estimate the fair value of such portfolio company. Typically, our analysis focuses on the ratio of enterprise value (“EV”) to earnings before interest expense, income tax expense, depreciation and amortization (“EBITDA”) which is referred to as an EV/EBITDA multiple and the ratio of equity market value (“EMV”) to distributable cash flow (“DCF”) which is referred to as a EMV/DCF multiple. For these analyses, we utilize projections provided by external sources (i.e., third party equity research estimates) as well as internally developed estimates, and we focus on EBITDA and DCF projections for the current calendar year and next calendar year. Based on this data, we select a range of multiples for each metric given the trading multiples of similar publicly traded companies and apply such multiples to the portfolio company’s EBITDA and DCF to estimate the portfolio company’s enterprise value and equity value. When calculating these values, we apply a discount to the portfolio company’s estimated equity value for the lack of marketability in the portfolio company’s securities.

The M&A analysis utilizes valuation multiples for historical M&A transactions for companies or assets in a similar line of business as the portfolio company to estimate the fair value of such portfolio company. Typically, our analysis focuses on EV/EBITDA multiples. We select a range of multiples based on EV/EBITDA multiples for similar M&A transactions and apply such ranges to the portfolio company’s EBITDA to estimate the portfolio company’s enterprise value. We utilize projections provided by external sources as well as internally developed estimates to calculate the valuation multiples of the comparable M&A transactions.

The discounted cash flow analysis is used to estimate the equity value for the portfolio company based on estimated cash flows of such portfolio company. Such cash flows include a terminal value for the portfolio company, which is typically based on an EV/EBITDA multiple. A present value of these cash flows is determined by using estimated discount rates (based on our estimate for required equity rate of return for such portfolio company).

Under all of these valuation techniques, we estimate operating results of our portfolio companies (including EBITDA and DCF). These estimates utilize unobservable inputs such as historical operating results, which may be unaudited, and projected operating results, which will be based on operating assumptions for such portfolio company. These estimates will be sensitive to changes in assumptions specific to such portfolio company as well as general assumptions for the industry. Other unobservable inputs utilized in the valuation techniques outlined above include: discounts for lack of marketability, selection of publicly-traded companies, selection of similar M&A transactions, selected ranges for valuation multiples and expected required rates of return (discount rates).

Changes in EBITDA multiples, DCF multiples, or discount rates, each in isolation, may change the fair value of our portfolio investments. Generally, a decrease in EBITDA multiples or DCF multiples, or an increase in discount rates will result in a decrease in the fair value of our portfolio investments.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of our investments may fluctuate from period to period. Additionally, the fair value of our investments may differ from the values that would have been used had a ready market existed for such investments and may differ materially from the values that we may ultimately realize.

DESCRIPTION OF SECURITIES

The following description is based on relevant portions of the Maryland General Corporation Law and on our Charter and Bylaws. This summary is not necessarily complete, and we refer you to the Maryland General Corporation Law and our Charter and Bylaws for a more detailed description of the provisions summarized below.

Capital Stock

As of December 31, 2014, our authorized capital consists of 179,040,000 shares of common stock, $0.001 par value per share and 20,960,000 shares of MRP Shares ($524 million aggregate liquidation preference). As of December 31, 2014, there are no outstanding options or warrants to purchase our stock and no stock has been authorized for issuance under any equity compensation plans. Under Maryland law, our stockholders generally are not personally liable for our debts or obligations.

Our Board of Directors may, without any action by our stockholders, amend our Charter from time to time to increase or decrease the aggregate number of shares of stock or the number of shares of any class or series that we have authority to issue under our Charter and under the 1940 Act. Additionally, our Charter authorizes the Board of Directors to classify and reclassify any unissued common stock into other classes or series of preferred stock ranking on parity with the MRP Shares from time to time by setting or changing the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms and conditions of redemption for each class or series. Although we have no present intention of doing so, we could issue a class or series of stock that could delay, defer or prevent a transaction or change in control of us that might otherwise be in the stockholders’ best interest.

Common Stock

General.    As of December 31, 2014, we had approximately 110.0 million shares of common stock outstanding. Shares of our common stock are listed on the New York Stock Exchange under the symbol “KYN.”

All common stock offered pursuant to this prospectus and any related prospectus supplement will be, upon issuance, duly authorized, fully paid and nonassessable. All common stock offered pursuant to this prospectus and any related prospectus supplement will be of the same class and will have identical rights, as described below. Holders of shares of common stock are entitled to receive distributions when, as and if authorized by the Board of Directors and declared by us out of assets legally available for the payment of distributions. Holders of common stock have no preference, conversion, exchange, sinking fund, redemption or appraisal rights and have no preemptive rights to subscribe for any of our securities. Shares of common stock are freely transferable, except where their transfer is restricted by federal and state securities laws or by contract. All shares of common stock have equal earnings, assets, distribution, liquidation and other rights.

Distributions.    Distributions may be paid to the holders of our common stock if, as and when authorized by our Board of Directors and declared by us out of funds legally available therefor.

The yield on our common stock will likely vary from period to period depending on factors including the following:

•	market conditions;

•	the timing of our investments in portfolio securities;

•	the securities comprising our portfolio;

•	changes in interest rates (including changes in the relationship between short-term rates and long-term rates);

•	the amount and timing of the use of borrowings and other leverage by us;

•	the effects of leverage on our common stock (discussed above under “Leverage”);

•	the timing of the investment of offering proceeds and leveraged proceeds in portfolio securities; and

•	our net assets and operating expenses.

Consequently, we cannot guarantee any particular yield on our common stock, and the yield for any given period is not an indication or representation of future yield on the common stock.

Limitations on Distributions.    So long as our MRP Shares are outstanding, holders of common stock or other shares of stock, if any, ranking junior to our MRP Shares as to dividends or upon liquidation will not be entitled to receive any distributions from us unless (1) we have paid all accumulated dividends due on the MRP Shares on or prior to the date of such distribution; (2) we have redeemed the full number of MRP Shares required to be redeemed by any provision for mandatory redemption contained in the articles supplementary of such MRP Shares; (3) our asset coverage (as defined in the 1940 Act) with respect to outstanding debt securities and preferred stock would be at least 225%; and (4) the assets in our portfolio have a value, discounted in accordance with guidelines set forth by each applicable rating agency, at least equal to the basic maintenance amount required by such rating agency under its specific rating agency guidelines, in each case, after giving effect to distributions. See “Leverage.”

So long as senior securities representing indebtedness, including the Notes, are outstanding, holders of shares of common stock will not be entitled to receive any distributions from us unless (1) there is no event of default existing under the terms of our Borrowings, including the Notes, (2) our asset coverage (as defined in the 1940 Act) with respect to any outstanding senior securities representing indebtedness would be at least 300% and (3) the assets in our portfolio have a value, discounted in accordance with guidelines set forth by each applicable rating agency, at least equal to the basic maintenance amount required by such rating agency under its specific rating agency guidelines, in each case, after giving effect to such distribution.

Liquidation Rights.    Common stockholders are entitled to share ratably in our assets legally available for distribution to stockholders in the event of liquidation, dissolution or winding up, after payment of or adequate provision for all known debts and liabilities, including any outstanding debt securities or other borrowings and any interest thereon. These rights are subject to the preferential rights of any other class or series of our stock, including the preferred stock. The rights of common stockholders upon liquidation, dissolution or winding up are subordinated to the rights of holders of outstanding Notes and the MRP Shares.

Voting Rights.    Each outstanding share of common stock entitles the holder to one vote on all matters submitted to a vote of the common stockholders, including the election of directors. The presence of the holders of shares of common stock entitled to cast a majority of the votes entitled to be cast shall constitute a quorum at a meeting of stockholders. Our Charter provides that, except as otherwise provided in the Bylaws, directors shall be elected by the affirmative vote of the holders of a majority of the shares of stock outstanding and entitled to vote thereon. There is no cumulative voting in the election of directors. Consequently, at each annual meeting of stockholders, the holders of a majority of the outstanding shares of stock entitled to vote will be able to elect all of the successors of the class of directors whose terms expire at that meeting, except that holders of preferred stock have the right to elect two directors at all times. Pursuant to our Charter and Bylaws, the Board of Directors may amend the Bylaws to alter the vote required to elect directors.

Under the rules of the NYSE applicable to listed companies, we normally will be required to hold an annual meeting of stockholders in each fiscal year. If we are converted into an open-end company or if for any reason the shares are no longer listed on the NYSE (or any other national securities exchange the rules of which require annual meetings of stockholders), we may amend our Bylaws so that we are not otherwise required to hold annual meetings of stockholders.

Issuance of Additional Shares.    The provisions of the 1940 Act generally require that the public offering price of common stock of a closed-end investment company (less underwriting commissions and discounts) must equal or exceed the NAV of such company’s common stock (calculated within 48 hours of pricing), unless such sale is made with the consent of a majority of the company’s outstanding common stockholders. Any sale of common stock by us will be subject to the requirement of the 1940 Act.

Preferred Stock

General.    As of December 31, 2014, there were 4,160,000 issued and outstanding shares of Series A MRP Shares, 320,000 issued and outstanding shares of Series B MRP Shares, 1,680,000 issued and outstanding shares of Series C MRP Shares, 4,800,000 issued and outstanding shares of Series E MRP Shares, 5,000,000 issued and outstanding shares of Series F MRP Shares, 2,000,000 issued and outstanding shares of Series G MRPS, 2,000,000 issued and outstanding shares of series H MRP Shares and 1,000,000 issued and outstanding shares of Series I MRP Shares, each with a liquidation preference of $25.00 per share. The terms of preferred stock that may be issued pursuant to this registration statement will be described in a related prospectus supplement and will include the following:

•	the form and title of the security;

•	the aggregate liquidation preference of the preferred stock;

•	the dividend rate of the preferred stock;

•	any optional or mandatory redemption provisions;

•	any changes in paying agents or security registrar; and

•	any other terms of the preferred stock.

Terms of the MRP Shares and the Preferred Stock That We May Issue

Preference.    Preferred Stock (including the outstanding MRP Shares) ranks junior to our debt securities (including the Notes), and senior to all common stock. Under the 1940 Act, we may only issue one class of senior equity securities, which in the aggregate may represent no more than 50% of our total assets. So long as any MRP Shares are outstanding, additional issuances of preferred stock must be considered to be of the same class as any MRP Shares under the 1940 Act and interpretations thereunder and must rank on a parity with the MRP Shares with respect to the payment of dividends or the distribution of assets upon our liquidation or winding up (“Parity Shares”). We may issue Parity Shares if, upon issuance (1) we meet the asset coverage test of at least 225%, and (2) we maintain assets in our portfolio that have a value, discounted in accordance with current applicable rating agency guidelines, at least equal to the basic maintenance amount required under such rating agency guidelines. The Series A MRP Shares, the Series B MRP Shares, the Series C MRP Shares, the Series H MRP Shares and the Series I MRP Shares shall have the benefit of any rights substantially similar to certain mandatory redemption and voting provisions in the articles supplementary for the Parity Shares which are additional or more beneficial than the rights of the holders of the MRP Shares. Such rights incorporated by reference into the articles supplementary for each series of MRP Shares shall be terminated when and if terminated with respect to the other Parity Shares and shall be amended and modified concurrently with any amendment or modification of such other Parity Shares.

Dividends and Dividend Periods

General.    Holders of the MRP Shares will be entitled to receive cash dividends, when, as and if authorized by the Board of Directors and declared by us, out of funds legally available therefor, on the initial dividend payment date with respect to the initial dividend period and, thereafter, on each dividend payment date with respect to a subsequent dividend period at the rate per annum (the “Dividend Rate”) equal to the applicable rate (or the default rate) for each dividend period. The applicable rate is computed on the basis of a 360 day year. Dividends so declared and payable shall be paid to the extent permitted under Maryland law and to the extent available and in preference to and priority over any distributions declared and payable on our common stock.

Payment of Dividends, Dividend Periods and Fixed Dividend Rate. Dividends on Series A MRP Shares, Series B MRP Shares, Series C MRP Shares, Series H MRP Shares and Series I MRP Shares will be payable quarterly and dividends on the Series E MRP Shares, the Series F MRP Shares and the Series G MRP Shares will be payable monthly. Dividend periods for each series of the Series A MRP Shares, the Series B MRP Shares, the Series C MRP Shares, the Series H MRP Shares and the Series I MRP Shares will end on February 28, May 31, August 31 and November 30, and dividend periods for the Series E MRP Shares, the Series F MRP Shares and the Series G MRP Shares will end at the end of each month. Dividends will be paid on the first business day following the last day of each dividend period and upon redemption of such series of the MRP Shares. The table below sets forth applicable rate (per annum) for each series of MRP Shares, and may be adjusted upon a change in the credit rating of such series of MRP Shares.

Series	Fixed Dividend Rate
A	5.57%
B	4.53%
C	5.20%
E	4.25%
F	3.50%
G	4.60%
H	4.06%
I	3.86%

Adjustment to MRP Shares Fixed Dividend Rate—Ratings.    So long as each series of MRP Shares are rated on any date no less than “A” by Fitch (and no less than an equivalent of such ratings by some other rating agency), then the Dividend Rate will be equal to the applicable rate for such series of MRP Shares. As of December 31, 2013, Fitch has assigned each of our outstanding series of MRP Shares a rating of “AA”. If the lowest credit rating assigned on any date to the then outstanding Series A MRP Shares, Series B MRP Shares, Series C MRP Shares, Series H MRP Shares or Series I MRP Shares by Fitch (or any other rating agency) is equal to one of the ratings set forth in the table below (or its equivalent by some other rating agency), the Dividend Rate applicable to such outstanding MRP Shares for such date will be adjusted by adding the respective enhanced dividend amount (which shall not be cumulative) set opposite such rating to the applicable rate.

Fitch	Enhanced Dividend Amount
“A–”	0.5%
“BBB+” to “BBB–”	2.0%
“BB+” and lower	4.0%

If the highest credit rating assigned by Fitch (or any other rating agency) on any date to the then outstanding Series E MRP Shares, the Series F MRP Shares or the Series G MRP Shares is equal to one of the ratings set forth in the table below (or its equivalent by some other rating agency), the Dividend Rate applicable to such outstanding shares for such date will be adjusted by adding the respective enhanced dividend amount (which shall not be cumulative) set forth opposite such rating to the applicable rate.

Fitch	Enhanced Dividend Amount
“A–”	0.75%
“BBB+”	1.00%
“BBB”	1.25%
“BBB–”	1.50%
“BB+” and lower	4.00%

If no rating agency is rating our MRP Shares, the Dividend Rate (so long as no rating exists) applicable to such series of MRP Shares for such date shall be the rate equal to the applicable rate plus 4.0%, unless the Dividend Rate is the default rate (namely, the applicable rate in effect on such calendar day, without adjustment for any credit rating change on such MRP Shares, plus 5% per annum), in which case the Dividend Rate shall remain the default rate.

Default Rate—Default Period.    The Dividend Rate will be the default rate in the following circumstances. Subject to the cure provisions below, a “Default Period” with respect to MRP Shares will commence on a date we fail to pay directly or deposit irrevocably in trust in same-day funds, with the paying agent by 1:00 p.m. (or 3:00 p.m. for the Series E MRP Shares, the Series F MRP Shares or the Series G MRP Shares), New York City time, (i) the full amount of any dividends on the MRP Shares payable on the dividend payment date (a “Dividend Default”) or (ii) the full amount of any redemption price payable on a mandatory redemption date (a “Redemption Default” and, together with a Dividend Default, hereinafter referred to as a “Default”).

In the case of a Dividend Default, the Dividend Rate for each day during the Default Period will be equal to the default rate. The “default rate” for any calendar day shall be equal to the applicable rate in effect on such day plus five percent (5%) per annum. Subject to the cure period discussed in the following paragraph, a default period with respect to a Dividend Default or a Redemption Default shall end on the business day on which by 12 noon, New York City time, all unpaid dividends and any unpaid and any unpaid redemption price shall have directly paid (or shall have been deposited irrevocably in trust in same-day funds with the paying agent for the Series E MRP Shares, the Series F MRP Shares and the Series G MRP Shares).

No Default Period with respect to a Dividend Default or Redemption Default will be deemed to commence if the amount of any dividend or any redemption price due (if such default is not solely due to our willful failure) is paid (or shall have been deposited irrevocably in trust in same-day funds with the paying agent for the Series E MRP Shares, the Series F MRP Shares and the Series G MRP Shares) within three business days (the “Default Rate Cure Period”) after the applicable dividend payment date or redemption date, together with an amount equal to the default rate applied to the amount of such non-payment based on the actual number of days within the Default Rate Cure Period divided by 360.

Upon failure to pay dividends for two years or more, the holders of MRP Shares will acquire certain additional voting rights. See “Description of Securities—Preferred Stock—Voting Rights” herein. Such rights shall be the exclusive remedy of the holders of MRP Shares upon any failure to pay dividends on the MRP Shares.

Distributions.    Distributions declared and payable shall be paid to the extent permitted under Maryland law and to the extent available and in preference to and priority over any distribution declared and payable on the common stock. Because the cash distributions received from the MLPs in our portfolio are expected to exceed the earnings and profits associated with owning such MLPs, it is possible that a portion of a distribution payable on our preferred stock will be paid from sources other than our current or accumulated earnings and profits. The portion of such distribution which exceeds our current or accumulated earnings and profits would be treated as a return of capital to the extent of the stockholder’s basis in our preferred stock, then as capital gain.

Redemption

Term Redemption.    We are required to redeem all of the Series A MRP Shares on May 7, 2017, all of the Series B MRP Shares on November 9, 2017, all of the Series C MRP Shares on November 9, 2020, all of the Series E MRP Shares on April 1, 2019, all of the Series F MRP Shares on April 15, 2020, all of the Series G MRP Shares on October 1, 2021, all of the Series H MRP Shares on July 30, 2021 and all of the Series I MRP Shares on October 29, 2022 (each such date, a “Term Redemption Date”).

Series A, B, C, H and I MRP Shares—Optional Redemption.    To the extent permitted under the 1940 Act and Maryland law, we may, at our option, redeem Series A MRP Shares, Series B MRP Shares, Series C MRP Shares, Series H MRP Shares and Series I MRP Shares, in whole or in part, out of funds legally available therefor, at any time and from time to time, upon not less than 20 calendar days nor more than 40 calendar days prior notice. The optional redemption price per MRP Share shall be the $25.00 per share (the “Liquidation Preference Amount”) plus accumulated but unpaid dividends and distributions on such series of MRP Shares (whether or not earned or declared by us, but excluding, the date fixed for redemption), plus an amount determined in accordance with the applicable articles supplementary for each such series of MRP Shares which compensates the holders of such series of MRP Shares for certain losses resulting from the early redemption of such series of MRP Shares (the “Make-Whole Amount”). Notwithstanding the foregoing, we may, at our option, redeem the Series A MRP Shares, the Series B MRP Shares, the Series C MRP Shares, the Series H MRP Shares or the Series I MRP Shares within 180 days prior to the applicable Term Redemption Date for such series of MRP Shares, at the Liquidation Preference Amount plus accumulated but unpaid dividends and distributions thereon (whether or not earned or declared by us but excluding interest thereon) to, but excluding, the date fixed for redemption.

In addition to the rights to optionally redeem the Series A MRP Shares, the Series B MRP Shares, the Series C MRP Shares, the Series H MRP Shares and the Series I MRP Shares as described above, if the asset coverage with respect to outstanding debt securities and preferred stock is greater than 225%, but less than or equal to 235%, for any five business days within a ten business day period determined in accordance with the terms of the articles supplementary for such series of MRP Shares, we, upon notice (as provided below) of not less than 20 days in the case of Series A MRP Shares, or 12 days in the case of Series B MRP Shares, Series C MRP Shares, Series H MRP Shares or Series I MRP Shares, nor more than 40 days notice in any case, may redeem such series of MRP Shares at the Liquidation Preference Amount plus accumulated but unpaid dividends and distributions thereon (whether or not earned or declared) to, but excluding, the date fixed for redemption, plus a redemption amount equal to 2% of the liquidation preference amount. The amount of the Series A MRP Shares, Series B MRP Shares, Series C MRP Shares, Series H MRP Shares and Series I MRP Shares that may be so redeemed shall not exceed an amount of such series of MRP Shares which results in an asset coverage of more than 250% pro forma for such redemption.

We shall not give notice of or effect any optional redemption unless (in the case of any partial redemption of a series of MRP Shares) on the date of such notice and on the date fixed for the redemption, we would satisfy the basic maintenance amount set forth in current applicable rating agency guidelines and the asset coverage with respect to outstanding debt securities and preferred stock is greater than or equal to 225% immediately subsequent to such redemption, if such redemption were to occur on such date.

Series E, F and G MRP Shares—Optional Redemption.    To the extent permitted under the 1940 Act and Maryland law, we may, at our option, redeem Series E MRP Shares, the Series F MRP Shares or the Series G MRP Shares, as the case may be, in whole or in part, out of funds legally available therefor, at any time and from time to time, upon not less than 30 calendar days nor more than 40 calendar days prior notice. This optional redemption is limited during the first year the Series E MRP Shares, the Series F MRP Shares and the Series G MRP Shares as the case may be, are outstanding to situations in which the asset coverage with respect to outstanding debt securities and preferred stock is greater than 225%, but less than 235% for any five business days within a 10 business day period. The amount of Series E MRP Shares, the Series F MRP Shares and the

Series G MRP Shares as the case may be, that may be redeemed during the first year may not exceed an amount that results in an asset coverage of more than 250% pro forma for such redemption. Subject to the foregoing conditions, at any time on or prior to March 20, 2013 in the case of the Series E MRP Shares, April 14, 2014 in the case of the Series F MRP Shares and September 30, 2014 in the case of the Series G MRP Shares, we may redeem the Series E MRP Shares, the Series F MRP Shares and the Series G MRP Shares, as the case may be, at a price per share equal to 102% of the liquidation preference per share, plus an amount equal to accumulated but unpaid dividends thereon (whether or not earned or declared but excluding interest thereon) to (but excluding) the date fixed for redemption. After March 20, 2013 in the case of the Series E MRP Shares, April 14, 2014 in the case of the Series F MRP Shares and September 30, 2014 in the case of the Series G MRP Shares, subject to the foregoing conditions, we may redeem the Series E MRP Shares, the Series F MRP Shares and the Series G MRP Shares, as the case may be, at the Optional Redemption Price per share.

The “Optional Redemption Price” in the case of Series E MRP Shares shall equal the product of the percentage provided below, as applicable, and the liquidation preference per share, plus an amount equal to accumulated but unpaid dividends thereon (whether or not earned or declared but excluding interest thereon) to (but excluding) the date fixed for redemption:

Time Periods	Percentage
After March 20, 2013 and on or before March 20, 2014	101.0%
After March 20, 2014 and on or before March 20, 2015	100.5%
After March 20, 2015 and on or before the Series E MRP Shares Term Redemption Date	100.0%

The “Optional Redemption Price” in case of the Series F MRP Shares shall equal the product of the percentage provided below, as applicable, and the liquidation preference per share, plus an amount equal to accumulated but unpaid dividends thereon (whether or not earned or declared but excluding interest thereon) to (but excluding) the date fixed for redemption:

Time Periods	Percentage
After April 14, 2014 and on or before April 14, 2015	101.0%
After April 14, 2015 and on or before April 14, 2016	100.5%
After April 14, 2016 and on or before the Series F MRP Shares Term Redemption Date	100.0%

The “Optional Redemption Price” in case of the Series G MRP Shares shall equal the product of the percentage provided below, as applicable, and the liquidation preference per share, plus an amount equal to accumulated but unpaid dividends thereon (whether or not earned or declared but excluding interest thereon) to (but excluding) the date fixed for redemption:

Time Periods	Percentage
After September 30, 2014 and on or before September 30, 2015	101.0%
After September 30, 2015 and on or before September 30, 2016	100.5%
After September 30, 2016 and on or before the Series G MRP Shares Term Redemption Date	100.0%

If fewer than all of the outstanding Series E MRP Shares, Series F MRP Shares or Series G MRP Shares, as the case may be, are to be redeemed in an optional redemption, we shall allocate the number of shares required to be redeemed pro rata among the holders of such series of MRP Shares in proportion to the number of shares they hold, by lot or by such other method as we shall deem fair and equitable.

We shall not effect any optional redemption unless (i) on the date of such notice and on the date fixed for redemption we have available either (A) cash or cash equivalents or (B) any other Deposit Securities (as defined in the articles supplementary for the applicable series of MRP Shares) with a maturity or tender date not later than one day preceding the applicable redemption date, or any combination thereof, having an aggregate value not less than the amount, including any applicable premium, due to holders of the Series E MRP Shares, Series F MRP Shares or Series G MRP Shares, as the case may be, by reason of the redemption of the applicable Series of MRP Shares on such date fixed for the redemption and (ii) we would satisfy the basic maintenance amount for such series of MRP Shares.

We also reserve the right, but have no obligation, to repurchase Series E MRP Shares, Series F MRP Shares or Series G MRP Shares, in market or other transactions from time to time in accordance with applicable law and our charter and at a price that may be more or less than the liquidation preference of the Series E MRP Shares, Series F MRP Shares or Series G MRP Shares, as the case may be.

Mandatory Redemption.    If, while any Series A MRP Shares are outstanding, we fail to satisfy the asset coverage as of the last day of any month or the basic maintenance amount as of any valuation date (any such day, an “Series A Asset Coverage Cure Date”), the Series A MRP Shares will be subject to mandatory redemption out of funds legally available therefor at the Liquidation Preference Amount plus accumulated but unpaid dividends and distributions thereon (whether or not earned or declared by us, but excluding interest thereon) to, but excluding, the date fixed for redemption, plus a redemption amount equal to 1% of the Liquidation Preference Amount.

If, while any Series B MRP Shares, Series C MRP Shares, Series E MRP Shares, Series F MRP Shares, Series G MRP, Series H MRP Shares or Series I MRP Shares are outstanding, we fail to satisfy the asset coverage as of the last day of any month or the basic maintenance amount as of any valuation date, and such failure is not cured as of the close of business on the date this 30 days from such business day (any such day, a “Series B, C, E, F, G, H&I Asset Coverage Cure Date”) or to the extent that a redemption of the Series A MRP Shares is required under the provisions set forth in the immediately preceding paragraph, the Series B MRP Shares, the Series C MRP Shares, the Series E MRP, Series F MRP Shares, the Series G MRP Shares, the Series H MRP Shares and the Series I MRP Shares will be subject to mandatory redemption out of funds legally available therefor at the Liquidation Preference Amount plus accumulated but unpaid dividends and distributions thereon (whether or not earned or declared by us, but excluding interest thereon) to, but excluding, the date fixed for redemption, plus, in the case of Series B MRP Shares, Series C MRP Shares, Series H MRP Shares or Series I MRP Shares, a redemption amount equal to 1% of the Liquidation Preference Amount.

The number of MRP Shares to be redeemed under these circumstances will be equal to the product of (1) the quotient of the number of outstanding MRP Shares of each series divided by the aggregate number of outstanding shares of preferred stock (including the MRP Shares) which have an asset coverage test greater than or equal to 225% times (2) the minimum number of outstanding shares of preferred stock (including the MRP Shares) the redemption of which, would result in us satisfying the asset coverage and basic maintenance amount as of the Series A Asset Coverage Cure Date or Series B, C, E, F, G, H&I Asset Coverage Cure Date, as applicable (provided that, if there is no such number of MRP Shares of such series the redemption of which would have such result, we shall, subject to certain limitation set forth in the next paragraph, redeem all MRP Shares of such series then outstanding).

We are required to effect such mandatory redemptions not later than 40 days after the Series A Asset Coverage Cure Date and Series B, C, E, F, G, H&I Asset Coverage Cure Date, respectively (and in the case of the Series E MRP Shares, Series F MRP Shares and Series G MRP Shares, not earlier than 30 days after such date) (each a “Mandatory Redemption Date”), except (1) if we do not have funds legally available for the redemption of, or (2) such redemption is not permitted under our credit facility, any agreement or instrument consented to or agreed to by the applicable preferred stock holders pursuant to the applicable articles supplementary or the note purchase agreements relating to the Notes to redeem or (3) if we are not otherwise legally permitted to redeem the number of MRP Shares which we would be required to redeem under the articles supplementary of such series of MRP Shares if sufficient funds were available, together with shares of other preferred stock which are subject to mandatory redemption under provisions similar to those contained in the articles supplementary for such series of MRP Shares, we shall redeem those MRP Shares, and any other preferred stock which we were unable to redeem, on the earliest practical date on which we will have such funds available, and we are otherwise not prohibited from redeeming pursuant to the credit facility or the note purchase agreements relating to the Notes or other applicable laws. In addition, our ability to make a mandatory redemption may be limited by the provisions of the 1940 Act or Maryland law.

If fewer than all of the outstanding Series A MRP Shares, Series B MRP Shares, Series C MRP Shares, Series H MRP Shares or Series I MRP Shares are to be redeemed in an optional or mandatory redemption, we shall allocate the number of shares required to be redeemed pro rata among the holders of such series of MRP Shares in proportion to the number of shares they hold. If fewer than all of the outstanding Series E MRP Shares, Series F MRP Shares or Series G MRP Shares are to be redeemed in an optional or mandatory redemption, we shall allocate the number of shares required to be purchased pro rata among the holders of such series of MRP Shares in proportion to the number of shares they hold, by lot or by such other method as we shall deem fair and equitable.

Redemption Procedure.    In the event of a redemption, we will file a notice of our intention to redeem any MRP Shares with the SEC under Rule 23c-2 under the 1940 Act or any successor provision to the extent applicable. We also shall deliver a notice of redemption to the paying agent and the holders of MRP Shares to be redeemed as specified above for an optional or mandatory redemption (“Notice of Redemption”).

If Notice of Redemption has been given, then upon the deposit with the paying agent sufficient to effect such redemption, dividends on such shares will cease to accumulate and such shares will be no longer deemed to be outstanding for any purpose and all rights of the holders of the shares so called for redemption will cease and terminate, except the right of the holders of such shares to receive the redemption price, but without any interest or additional amount.

Notwithstanding the provisions for redemption described above, but subject to provisions on liquidation rights described below no MRP Shares may be redeemed unless all dividends in arrears on the outstanding MRP Shares and any of our outstanding shares ranking on a parity with the MRP Shares with respect to the payment of dividends or upon liquidation, have been or are being contemporaneously paid or set aside for payment. However, at any time, we may purchase or acquire all the outstanding MRP Shares pursuant to the successful completion of an otherwise lawful purchase or exchange offer made on the same terms to, and accepted by, holders of all outstanding MRP Shares.

Except for the provisions described above, nothing contained in the articles supplementary for each series of MRP Shares limits our legal right to purchase or otherwise acquire any MRP Shares at any price, whether higher or lower than the price that would be paid in connection with an optional or mandatory redemption, so long as, at the time of any such purchase (1) there is no arrearage in the payment of dividends on, or the mandatory or optional redemption price with respect to, any MRP Shares for which a Notice of Redemption has been given, (2) we are in compliance with the asset coverage with respect to our outstanding debt securities and preferred stock of 225% and the basic maintenance amount set forth in the current applicable rating agency guidelines after giving effect to such purchase or acquisition on the date thereof and (3) only with respect to a purchase of Series A MRP Shares, Series B MRP Shares, Series C MRP Shares, Series H MRP Shares or Series I MRP Shares, we make an offer to purchase or otherwise acquire any Series A MRP Shares, Series B MRP Shares, Series C MRP Shares, Series H MRP Shares or Series I MRP Shares pro rata to the holders of all such MRP Shares at the time outstanding upon the same terms and conditions.

Any shares purchased, redeemed or otherwise acquired by us shall be returned to the status of authorized but unissued shares of common stock.

Series E, F and G MRP Shares—Term Redemption Liquidity Account.    On or prior to November 30, 2018 for the Series E MRP Shares, on or prior to December 15, 2019 for the Series F MRP Shares, and on or prior to June 1, 2021 for the Series G MRP Shares (each such date, a “Liquidity Account Initial Date”), we will cause our custodian to segregate, by means of appropriate identification on its books and records or otherwise in accordance with the custodian’s normal procedures, from our other assets (the “Term Redemption Liquidity Account”) Deposit Securities (each a “Liquidity Account Investment” and collectively, the “Liquidity Account Investments”) with an aggregate market value equal to at least 110% of the Term Redemption Amount (as defined below) with respect to such series of MRP Shares.The “Term Redemption Amount” for Series E MRP Shares, Series F MRP Shares and

Series G MRP Shares is equal to the Redemption Price to be paid on the Term Redemption Date of such series of MRP Shares, based on the number of such series of MRP Shares then outstanding, assuming for this purpose that the Dividend Rate for such series of MRP Shares in effect at the Liquidity Account Initial Date will be the Dividend Rate in effect until the Term Redemption Date. If, on any date after the Liquidity Account Initial Date, the aggregate market value of the Liquidity Account Investments included in the Term Redemption Liquidity Account for such series of MRP Shares as of the close of business on any business day is less than 110% of the Term Redemption Amount, then we will cause the custodian to take all such necessary actions, including segregating our assets as Liquidity Account Investments, so that the aggregate market value of the Liquidity Account Investments included in the Term Redemption Liquidity Account is at least equal to 110% of the Term Redemption Amount not later than the close of business on the next succeeding business day.

We may instruct the custodian on any date to release any Liquidity Account Investments from segregation with respect to the Series E MRP Shares, the Series F MRP Shares or the Series G MRP Shares and to substitute therefor other Liquidity Account Investments not so segregated, so long as the assets segregated as Liquidity Account Investments at the close of business on such date have a market value equal to 110% of the Term Redemption Amount. We will cause the custodian not to permit any lien, security interest or encumbrance to be created or permitted to exist on or in respect of any Liquidity Account Investments included in the Term Redemption Liquidity Account, other than liens, security interests or encumbrances arising by operation of law and any lien of the custodian with respect to the payment of its fees or repayment for its advances.

The Liquidity Account Investments included in the Term Redemption Liquidity Account may be applied by us, in our sole discretion, towards payment of the redemption price for the Series E MRP Shares, the Series F MRP Shares and the Series G MRP Shares, as the case may be. The Series E MRP Shares, the Series F MRP Shares or the Series G MRP Shares shall not have any preference or priority claim with respect to the Term Redemption Liquidity Account or any Liquidity Account Investments deposited therein. Upon the deposit by us with the Series E MRP Shares paying agent, the Series F MRP Shares paying agent or the Series G MRP Shares paying agent, as the case may be, of Liquidity Account Investments having an initial combined Market Value sufficient to effect the redemption of the Series E MRP Shares, the Series F MRP Shares or the Series G MRP Shares, as the case may be, on the Term Redemption Date, the requirement to maintain the Term Redemption Liquidity Account as described above will lapse and be of no further force and effect.

Limitations on Distributions.    So long as we have senior securities representing indebtedness and Notes outstanding, holders of preferred stock will not be entitled to receive any distributions from us unless (1) asset coverage (as defined in the 1940 Act) with respect to outstanding debt securities and preferred stock would be at least 225%, (2) the assets in our portfolio that have a value, discounted in accordance with guidelines set forth by each applicable rating agency, at least equal to the basic maintenance amount required by such rating agency under its specific rating agency guidelines, in each case, after giving effect to such distributions, (3) full cumulative dividends on the MRP Shares due on or prior to the date of such distribution have been declared and paid, and (4) we have redeemed the full number of MRP Shares required to be redeemed by any provision for mandatory redemption applicable to the MRP Shares, and (5) there is no event of default or default under the terms of our senior securities representing indebtedness or Notes.

Liquidation Rights.    In the event of any liquidation, dissolution or winding up, the holders of preferred stock would be entitled to receive a preferential liquidating distribution, which is expected to equal the liquidation preference per share plus accumulated and unpaid dividends, whether or not earned or declared, before any distribution of assets is made to holders of common stock. After payment of the full amount of the liquidating distribution to which they are entitled, the holders of preferred stock will not be entitled to any further participation in any distribution of our assets. If, upon any such liquidation, dissolution or winding up of our affairs, whether voluntary or involuntary, our assets available for distribution among the holders of all outstanding preferred stock shall be insufficient to permit the payment in full to such holders of the amounts to which they are entitled, then available assets shall be distributed among the holders of all outstanding preferred stock ratably in that distribution of assets according to the respective amounts which would be payable on all such shares if all amounts thereon were paid in full. Preferred stock ranks junior to our debt securities upon our liquidation, dissolution or winding up of our affairs.

Voting Rights.    Except as otherwise indicated in our Charter or Bylaws, or as otherwise required by applicable law, holders of preferred stock have one vote per share and vote together with holders of common stock as a single class.

The 1940 Act requires that the holders of any preferred stock, voting separately as a single class, have the right to elect at least two directors at all times. The remaining directors will be elected by holders of common stock and preferred stock, voting together as a single class. In addition, the holders of any shares of preferred stock have the right to elect a majority of the directors at any time two years’ accumulated dividends on any preferred stock are unpaid. The 1940 Act also requires that, in addition to any approval by stockholders that might otherwise be required, the approval of the holders of a majority of shares of any outstanding preferred stock, voting separately as a class, would be required to (i) adopt any plan of reorganization that would adversely affect the preferred stock, and (ii) take any action requiring a vote of security holders under Section 13(a) of the 1940 Act, including, among other things, changes in our subclassification as a closed-end investment company or changes in our fundamental investment restrictions. See “Certain Provisions in Our Charter and Bylaws.” As a result of these voting rights, our ability to take any such actions may be impeded to the extent that any shares of our preferred stock are outstanding.

The affirmative vote of the holders of a majority of the outstanding preferred stock determined with reference to a 1940 Act Majority, voting as a separate class, will be required to approve any plan of reorganization (as such term is used in the 1940 Act) adversely affecting such shares or any action requiring a vote of our security holders under Section 13(a) of the 1940 Act. The affirmative vote of the holders of two-thirds of our outstanding preferred stock, or if the NYSE amends its voting rights policy to allow investment companies regulated under the 1940 Act to use the 1940 Act Majority (as defined in our Charter) voting standard, the affirmative vote of the holders of the 1940 Act Majority (as defined in our Charter) of the outstanding preferred stock, voting as a separate class will be required (1) to amend, alter or repeal any of the preferences, rights or powers of holders of our preferred stock so as to affect materially and adversely such preferences, rights or powers, and (2) to approve the issuance of shares of any class of stock (or the issuance of a security convertible into, or a right to purchase, shares of a class or series) ranking senior to our preferred stock with respect to the payment of dividends or the distribution of assets. The class vote of holders of preferred stock described above will in each case be in addition to any other vote required to authorize the action in question.

Repurchase Rights.    We will have the right (to the extent permitted by applicable law) to purchase or otherwise acquire any preferred stock, other than the MRP Shares, so long as (1) asset coverage (as defined in the 1940 Act) with respect to outstanding debt securities and preferred stock would be at least 225%, (2) the assets in our portfolio have a value, discounted in accordance with guidelines set forth by each applicable rating agency, at least equal to the basic maintenance amount required by such rating agency under its specific rating agency guidelines, in each case after giving effect to such transactions, (3) full cumulative dividends on the MRP Shares due on or prior to the date of such purchase or acquisition have been declared and paid and (4) we have redeemed the full number of MRP Shares required to be redeemed by any provision for mandatory redemption applicable to the MRP Shares.

Market.    Our Series A MRP Shares, Series B MRP Shares, Series C MRP Shares, Series H MRP Shares and Series I MRP Shares are not listed on an exchange or an automated quotation system. Our Series E MRP Shares are listed on the NYSE under the symbol “KYNPRE”. Our Series F MRP Shares are listed on the NYSE under the symbol “KYNPRF”. Our Series G MRP Shares are listed on the NYSE under the symbol “KYNPRG”.

The details on how to buy and sell newly-issued preferred stock, along with other terms of such preferred stock, will be described in a related prospectus supplement. We cannot assure you that any secondary market will exist or that if a secondary market does exist, whether it will provide holders with liquidity.

Book-Entry, Delivery and Form.    Unless otherwise indicated in the related prospectus supplement, newly-issued preferred stock will be issued in book-entry form and will be represented by one or more share certificates in registered global form. The global certificates will be held by The Depository Trust Company (“DTC”) and registered in the name of Cede & Co., as nominee of DTC. DTC will maintain the certificates in specified denominations per share through its book-entry facilities.

We may treat the persons in whose names any global certificates are registered as the owners thereof for the purpose of receiving payments and for any and all other purposes whatsoever. Therefore, so long as DTC or its nominee is the registered owner of the global certificates, DTC or such nominee will be considered the sole holder of outstanding preferred stock.

A global certificate may not be transferred except as a whole by DTC, its successors or their respective nominees, subject to the provisions restricting transfers of shares contained in the related articles supplementary.

Transfer Agent, Registrar, Dividend Paying Agent and Redemption Agent.    The Bank of New York Mellon Trust Company, N.A., 601 Travis Street, 16th Floor, Houston, Texas 77002, serves as the transfer agent, registrar, dividend paying agent and redemption agent with respect to our Series A MRP Shares, Series B MRP Shares, Series C MRP Shares, Series H MRP Shares and Series I MRP Shares. American Stock Transfer & Trust Company serves as the transfer agent, registrar, dividend paying agent and redemption agent with respect to our Series E MRP Shares, our Series F MRP Shares and our Series G MRP Shares.

Debt Securities

Under Maryland law and our Charter, we may borrow money, without prior approval of holders of common and preferred stock to the extent permitted by our investment restrictions and the 1940 Act. We may issue debt securities, including additional unsecured fixed and floating rate notes, or other evidence of indebtedness (including bank borrowings or commercial paper) and may secure any such notes or borrowings by mortgaging, pledging or otherwise subjecting as security our assets to the extent permitted by the 1940 Act or rating agency guidelines. Any borrowings, including without limitation the Notes, will rank senior to the preferred stock and the common stock.

General

As of December 31, 2014, the Company had $1,435 million aggregate principal amount of unsecured fixed and floating rate notes outstanding (the “Notes”). The Notes are subordinated in right of payment to any of our secured indebtedness or other secured obligations to the extent of the value of the assets that secure the indebtedness or obligation. The Notes may be prepaid prior to their maturity at our option, in whole or in part, under certain circumstances and are subject to mandatory prepayment upon an event of default.

So long as Notes are outstanding, additional debt securities must rank on a parity with the Notes with respect to the payment of interest and upon the distribution of our assets. Subject to the limitations of the 1940 Act, we may issue new debt securities under this prospectus, in which case the details on how to buy and sell such debt securities, along with other terms of such debt securities, will be described in a related prospectus supplement. The terms to be stated in a prospectus supplement will include the following:

•	the form and title of the securities;

•	the aggregate principal amount of the securities;

•	the interest rate of the securities;

•	the maturity dates on which the principal of the securities will be payable;

•	any covenants and/or events of default;

•	any optional or mandatory redemption provisions;

•	any provisions concerning conversion, amortization, sinking funds and/or retirement;

•	the trustees, transfer agent, paying agents or security registrar; and

•	any other terms of the securities.

The table below sets forth the key terms of each series of the Notes.

Series	Principal Outstanding December 31, 2014 ($ in millions)	Fixed/Floating Interest Rate	Maturity
O	$65	4.210%	May 2015
Q	15	3.230%	November 2015
R	25	3.730%	November 2017
S	60	4.400%	November 2020
T	40	4.500%	November 2022
U	60	3-month LIBOR + 145 bps	May 2016
V	70	3.710%	May 2016
W	100	4.380%	May 2018
X	14	2.460%	May 2015
Y	20	2.910%	May 2017
Z	15	3.390%	May 2019
AA	15	3.560%	May 2020
BB	35	3.770%	May 2021
CC	76	3.950%	May 2022
DD	75	2.74%	April 2019
EE	50	3.200%	April 2021
FF	65	3.570%	April 2023
GG	45	3.670%	April 2025
HH	250	3-month LIBOR + 125bps	August 2016
II	30	2.880%	July 2019
JJ	30	3.460%	July 2021
KK	80	3.930%	July 2024
LL	50	2.890%	October 2020
MM	40	3.260%	October 2022
NN	20	3.370%	October 2023
OO	90	3.460%	October 2024

	$1,435

Interest.    The Notes will bear interest from the date of issuance at the fixed or floating rate shown above. Holders of our floating rate Notes are entitled to receive quarterly cash interest payments at an annual rate that may vary for each rate period. Holders of our fixed rate Notes are entitled to receive semi-annual cash interest payments at an annual rate per the terms of such notes. If we do not pay interest when due, it will trigger an event of default and we will be restricted from declaring dividends and making other distributions with respect to our common stock and preferred stock. As of December 31, 2014, each series of Notes were rated “AAA” by Fitch. In the event the credit rating on any series of Notes falls below “A-” (Fitch) or the equivalent rating from a nationally recognized statistical ratings organization, the interest rate (including any applicable default rate) on such series will increase by 1% during the period of time such series is rated below “A-” or the equivalent rating from a nationally recognized statistical ratings organization.

Limitations.    Under the requirements of the 1940 Act, immediately after issuing any senior securities representing indebtedness, we must have an asset coverage of at least 300%. Asset coverage means the ratio which the value of our total assets, less all liabilities and indebtedness not represented by senior securities, bears to the aggregate amount of senior securities representing indebtedness. Under the 1940 Act, we may only issue one class of senior securities representing indebtedness. So long as any Notes are outstanding, additional debt securities must rank on a parity with Notes with respect to the payment of interest and upon the distribution of our assets. We are subject to certain restrictions imposed by Fitch, including restrictions related to asset coverage and portfolio composition. Borrowings also may result in our being subject to covenants in credit agreements that may be more stringent than the restrictions imposed by the 1940 Act. For a description of limitations with respect to our preferred stock, see “Capital Stock—Preferred Stock—Limitations on Distributions.”

Prepayment.    To the extent permitted under the 1940 Act and Maryland law, we may, at our option, prepay the Notes, in whole or in part in the amounts set forth in the purchase agreements (or, with respect to the Series HH Notes, the indenture) relating to such Notes, at any time from time to time, upon advance prior notice. The amount payable in connection with prepayment of the fixed rate notes is equal to 100% of the amount being repurchased, together with interest accrued thereon to the date of such prepayment and the Make-Whole Amount determined for the prepayment date with respect to such principal amount. The amount payable in connection with prepayment of the floating rate notes is equal to 100% of the amount being repurchased, together with interest accrued thereon to the date of such prepayment and a prepayment premium, if any, and any LIBOR breakage amount, in each case, determined for the prepayment date with respect to such principal amount. In the case of each partial prepayment, the principal amount of a series of Notes to be prepaid shall be allocated among all of such series of Notes at the time outstanding in proportion, as nearly as practicable, to the respective unpaid principal amounts thereof not theretofore called for prepayment. If our asset coverage is greater than 300%, but less than 325%, for any five business days within a ten business day period, in certain circumstances, we may prepay all or any part of the Series Q, R, S, T, V, W, X, Y, Z, AA, BB, CC, DD, EE, FF, GG, II, JJ, KK, LL, MM, NN or OO Notes at par plus 2%. We may prepay all or any part of the Series HH Notes to cure certain events of default regarding minimum coverage ratios under the indenture governing such Series HH Notes at par plus 1% subject to certain notice requirements in the indenture.

Events of Default and Acceleration of Notes; Remedies.    Any one of the following events will constitute an “event of default” under the terms of the Notes:

•	default in the payment of any interest upon a series of debt securities when it becomes due and payable and the continuance of such default for 5 business days;

•	default in the payment of the principal of, or premium on, a series of debt securities whether at its stated maturity or at a date fixed for prepayment or by declaration or otherwise;

•

default in the performance, or breach, of certain financial covenants, including financial tests incorporated from other agreements evidencing indebtedness pursuant to the terms of the Notes, and covenants concerning the rating of the Notes, timely notification of the holders of the Notes of events of default, the incurrence of secured debt and the payment of dividends and other distributions and the making of redemptions on our capital stock, and continuance of any such default or breach for a period of 30 days; provided, however, in the case of our failure to maintain asset coverage or satisfy the basic maintenance test, such 30-day period will be extended by 10 days if we give the holders of the Notes notice of a prepayment of Notes in an amount necessary to cure such failure;

•	default in the performance, or breach, of any covenant (other than those covenants described above) of ours under the terms of the Notes, and continuance of such default or breach for a period of 30 days after the earlier of (1) a responsible officer obtaining actual knowledge of such default and (2) our receipt of written notice of such default from any holder of such Notes;

•	certain voluntary or involuntary proceedings involving us and relating to bankruptcy, insolvency or other similar laws;

•	KAFA or one of its affiliates is no longer our investment adviser;

•	if, on the last business day of each of twenty-four consecutive calendar months, the debt securities have a 1940 Act asset coverage of less than 100%;

•	other defaults with respect to Borrowings in an aggregate principal amount of at least $5 million, including payment defaults and any other default that would cause (or permit the holders of such Borrowings to declare) such Borrowings to be due prior to stated maturity;

•	if our representations and warranties or any representations and warranties of our officers made in connection with transaction relating to the issuance of the Notes prove to have been materially false or incorrect when made; or

•	other certain “events of default” provided with respect to the Notes that are typical for Borrowings of this type.

Upon the occurrence and continuance of an event of default, the holders of a majority in principal amount of a series of outstanding Notes may declare the principal amount of that series of Notes immediately due and payable upon written notice to us. Upon an event of default relating to bankruptcy, insolvency or other similar laws, acceleration of maturity occurs automatically with respect to all series of Notes. At any time after a declaration of acceleration with respect to a series of Notes has been made, and before a judgment or decree for payment of the money due has been obtained, the holders of a majority in principal amount of the outstanding Notes of that series, by written notice to us, may rescind and annul the declaration of acceleration and its consequences if all events of default with respect to that series of Notes, other than the non-payment of the principal of, and interest and certain other premiums relating to, that series of Notes which has become due solely by such declaration of acceleration, have been cured or waived and other conditions have been met.

Liquidation Rights.    In the event of (a) any insolvency or bankruptcy case or proceeding, or any receivership, liquidation, reorganization or other similar case or proceeding in connection therewith, relative to us or to our creditors, as such, or to our assets, or (b) any liquidation, dissolution or other winding up of us, whether voluntary or involuntary and whether or not involving insolvency or bankruptcy, or (c) any assignment for the benefit of creditors or any other marshalling of assets and liabilities of ours, then (after any payments with respect to any secured creditor of ours outstanding at such time) and in any such event the holders of our Notes shall be entitled to receive payment in full of all amounts due or to become due on or in respect of all debt securities (including any interest accruing thereon after the commencement of any such case or proceeding), or provision shall be made for such payment in cash or cash equivalents or otherwise in a manner satisfactory to the holders of our Notes, before the holders of any of our common or preferred stock are entitled to receive any payment on account of any redemption proceeds, liquidation preference or dividends from such shares. The holders of our Notes shall be entitled to receive, for application to the payment thereof, any payment or distribution of any kind or character, whether in cash, property or securities, including any such payment or distribution which may be payable or deliverable by reason of the payment of any other indebtedness of ours being subordinated to the payment of our Notes, which may be payable or deliverable in respect of our Notes in any such case, proceeding, dissolution, liquidation or other winding up event.

Unsecured creditors of ours may include, without limitation, service providers including KAFA, custodian, administrator, broker-dealers and the trustee, pursuant to the terms of various contracts with us. Secured creditors of ours may include without limitation parties entering into any interest rate swap, floor or cap transactions, or other similar transactions with us that create liens, pledges, charges, security interests, security agreements or other encumbrances on our assets.

A consolidation, reorganization or merger of us with or into any other company, or a sale, lease or exchange of all or substantially all of our assets in consideration for the issuance of equity securities of another company shall not be deemed to be a liquidation, dissolution or winding up of us.

Voting Rights.    Our Notes have no voting rights, except to the extent required by law or as otherwise provided in the terms of the Notes relating to the acceleration of maturity upon the occurrence and continuance of an event of default. In connection with any other borrowings (if any), the 1940 Act does in certain circumstances grant to the lenders certain voting rights in the event of default in the payment of interest on or repayment of principal.

Market.    Our Notes are not listed on an exchange or automated quotation system.

Paying Agent.    The Bank of New York Mellon Trust Company, N.A., 601 Travis Street, 16th Floor, Houston, Texas 77002, shall serve as the paying agent with respect to all of our Notes.

Certain Provisions of the Maryland General Corporation Law and our Charter and Bylaws

The Maryland General Corporation Law and our Charter and Bylaws contain provisions that could make it more difficult for a potential acquiror to acquire us by means of a tender offer, proxy contest or otherwise. These provisions are expected to discourage certain coercive takeover practices and inadequate takeover bids and to encourage persons seeking to acquire control of us to negotiate first with our Board of Directors. We believe the benefits of these provisions outweigh the potential disadvantages of discouraging any such acquisition proposals because, among other things, the negotiation of such proposals may improve their terms. We have not elected to become subject to the Maryland Control Share Acquisition Act.

Classified Board of Directors.    Our Board of Directors is divided into three classes of directors serving staggered three-year terms. The current terms for the first, second and third classes will expire in 2017, 2015 and 2016, respectively. Upon expiration of their current terms, directors of each class will be elected to serve until the third annual meeting following their election and until their successors are duly elected and qualify and each year one class of directors will be elected by the stockholders. A classified board may render a change in control of us or removal of our incumbent management more difficult. We believe, however, that the longer time required to elect a majority of a classified Board of Directors will help to ensure the continuity and stability of our management and policies.

Election of Directors.    Our Charter and Bylaws provide that the affirmative vote of the holders of a majority of the outstanding shares of stock entitled to vote in the election of directors will be required to elect a director. As noted above, pursuant to our Charter, our Board of Directors may amend the Bylaws to alter the vote required to elect directors.

Number of Directors; Vacancies; Removal.    Our Charter provides that the number of directors will be set only by the Board of Directors in accordance with our Bylaws. Our Bylaws provide that a majority of our entire Board of Directors may at any time increase or decrease the number of directors. However, the number of directors may never be less than the minimum number required by the Maryland General Corporation Law or, unless our Bylaws are amended, more than fifteen. We have elected by provision in our Charter to be subject to the provision of Subtitle 8 of Title 3 of the Maryland General Corporation Law regarding the filling of vacancies on the Board of Directors. Accordingly, except as may be provided by the Board of Directors in setting the terms of any class or series of preferred stock, any and all vacancies on the Board of Directors may be filled only by the affirmative vote of a majority of the remaining directors in office, even if the remaining directors do not constitute a quorum, and any director elected to fill a vacancy will serve for the remainder of the full term of the directorship in which the vacancy occurred and until a successor is elected and qualifies, subject to any applicable requirements of the 1940 Act.

Our Charter provides that, subject to the rights of one or more classes or series of preferred stock to elect or remove one or more directors, a director may be removed only for cause, as defined in the Charter, and then only by the affirmative vote of at least two-thirds of the votes entitled to be cast in the election of directors.

Action by Stockholders.    Under the Maryland General Corporation Law, stockholder action can be taken only at an annual or special meeting of stockholders or, with respect to the holders of common stock, unless the charter provides for stockholder action by less than unanimous written consent (which is not the case for our Charter), by unanimous written consent in lieu of a meeting. These provisions, combined with the requirements of our Bylaws regarding the calling of a stockholder-requested special meeting of stockholders discussed below, may have the effect of delaying consideration of a stockholder proposal until the next annual meeting.

Advance Notice Provisions for Stockholder Nominations and Stockholder Proposals.    Our Bylaws provide that with respect to an annual meeting of stockholders, nominations of persons for election to the Board of Directors and the proposal of business to be considered by stockholders may be made only (1) pursuant to our notice of the meeting, (2) by the Board of Directors or (3) by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice procedures of the Bylaws. With respect to special meetings of stockholders, only the business specified in our notice of the meeting may be brought before the meeting. Nominations of persons for election to the Board of Directors at a special meeting may be made only (1) pursuant to our notice of the meeting, (2) by the Board of Directors or (3) provided that the Board of Directors has determined that directors will be elected at the meeting, by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice provisions of the Bylaws.

Calling of Special Meetings of Stockholders.    Our Bylaws provide that special meetings of stockholders may be called by our Board of Directors and certain of our officers. Additionally, our Bylaws provide that, subject to the satisfaction of certain procedural and informational requirements by the stockholders requesting the meeting, a special meeting of stockholders will be called by the secretary of the corporation upon the written request of stockholders entitled to cast not less than a majority of all the votes entitled to be cast at such meeting.

Approval of Extraordinary Corporate Action; Amendment of Charter and Bylaws.    Under Maryland law, a Maryland corporation generally cannot dissolve, amend its charter, merge, convert, sell all or substantially all of its assets, engage in a share exchange or engage in similar transactions outside the ordinary course of business, unless advised by the board and approved by the affirmative vote of stockholders entitled to cast at least two-thirds of the votes entitled to be cast on the matter. However, a Maryland corporation may provide in its charter for approval of these matters by a lesser percentage, but not less than a majority of all of the votes entitled to be cast on the matter. Our Charter generally provides for approval of Charter amendments and extraordinary transactions by the stockholders entitled to cast at least a majority of the votes entitled to be cast on the matter. Our Charter also provides that certain Charter amendments, including but not limited to any charter amendment that would make our stock a redeemable security (within the meaning of the 1940 Act) or would cause us, whether by merger or otherwise, to convert from a closed-end company to an open-end company, and any proposal for our liquidation or dissolution, requires the approval of the stockholders entitled to cast at least 80% of the votes entitled to be cast on such matter. However, if such amendment or proposal is approved by at least 80% of our continuing directors (in addition to approval by our Board of Directors), such amendment or proposal may be approved by a majority of the votes entitled to be cast on such a matter. The “continuing directors” are defined in our Charter as our current directors as well as those directors whose nomination for election by the stockholders or whose election by the directors to fill vacancies is approved by a majority of the continuing directors then on the Board of Directors. Our Charter and Bylaws provide that the Board of Directors will have the exclusive power to adopt, alter or repeal any provision of our Bylaws and to make new Bylaws.

RATING AGENCY GUIDELINES

Rating agencies that assign ratings to our senior securities and preferred stock (each a “Rating Agency” and, collectively, the “Rating Agencies”), impose asset coverage requirements, which may limit our ability to engage in certain types of transactions and may limit our ability to take certain actions without confirming that such action will not impair the ratings.

We may, but are not required to, adopt any modifications to the guidelines that may hereafter be established by any Rating Agency. Failure to adopt any modifications, however, may result in a change in the ratings described above or a withdrawal of ratings altogether. In addition, any Rating Agency may, at any time, change or withdraw any rating. Our Board of Directors may, without stockholder approval, modify, alter or repeal certain of the definitions and related provisions which have been adopted pursuant to each rating agency’s guidelines (as they may be amended from time to time, “Rating Agency Guidelines”) only in the event we receive written confirmation from a Rating Agency that any amendment, alteration or repeal would not impair the ratings then assigned to the senior securities.

We are required to satisfy two separate asset maintenance requirements with respect to outstanding debt securities and with respect to outstanding preferred stock: (1) we must maintain assets in our portfolio that have a value, discounted in accordance with guidelines set forth by a Rating Agency, at least equal to amounts specified in Rating Agency Guidelines with respect to our senior securities (the “Basic Maintenance Amounts”); and (2) we must satisfy the 1940 Act asset coverage requirements.

Basic Maintenance Amounts.    We must maintain, as of each valuation date on which senior securities are outstanding, eligible assets having an aggregate discounted value at least equal to the applicable Basic Maintenance Amount, which is calculated separately for debt securities and preferred stock for any Rating Agency that is then rating the senior securities and so requires. If we fail to maintain eligible assets having an aggregated discounted value at least equal to the applicable Basic Maintenance Amount as of any valuation date and such failure is not cured, we will be required in certain circumstances to redeem certain of the senior securities.

The applicable Basic Maintenance Amount is defined in the Rating Agency’s Guidelines. Any Rating Agency that is then rating the senior securities may amend the definition of the applicable Basic Maintenance Amount from time to time. The market value of our portfolio securities (used in calculating the discounted value of eligible assets) is calculated using readily available market quotations when appropriate, and in any event, consistent with our valuation procedures. For the purpose of calculating the applicable Basic Maintenance Amount, portfolio securities are valued in the same manner as we calculate our net asset value. See “Net Asset Value.”

A Rating Agency’s discount factors, the criteria used to determine whether the assets held in our portfolio are eligible assets, and the guidelines for determining the discounted value of our portfolio holdings for purposes of determining compliance with the applicable Basic Maintenance Amount are based on Rating Agency Guidelines established in connection with rating the senior securities. The discount factor relating to any asset, the applicable Basic Maintenance Amount requirement, the assets eligible for inclusion in the calculation of the discounted value of our portfolio and certain definitions and methods of calculation relating thereto may be changed from time to time by the applicable Rating Agency, without our approval, or the approval of our Board of Directors or stockholders.

A Rating Agency’s Rating Agency Guidelines will apply to the senior securities or preferred stock only so long as that Rating Agency is rating such senior securities or preferred stock, respectively. We will pay certain fees to Fitch and any other rating agency that may provide a rating for the senior securities or preferred stock.

The ratings assigned to the senior securities or preferred stock are not recommendations to buy, sell or hold the senior securities or preferred stock. Such ratings may be revised or withdrawn by the assigning Rating Agency at any time.

1940 Act Asset Coverage.    Under the purchase agreements governing our Notes, we are required to maintain, with respect to senior securities, as of the last business day on any month in which any senior securities are outstanding, asset coverage of at least 300% for debt securities and 200% for debt securities and preferred stock. If we fail to maintain the applicable 1940 Act asset coverage as of the last business day of any month and either (i) such failure is not cured or (ii) we have not given notice of an optimal redemption of the Notes in an amount sufficient to cure such default as of the last business day of the following month, we will be required to redeem certain senior securities.

If we do not have asset coverage of at least 225% for debt securities and preferred stock as of the last day of any month on which any MRP Shares are outstanding, we must redeem certain of the MRP Shares.

Notices.    Under the current Rating Agency Guidelines, in certain circumstances, we are required to deliver to any Rating Agency then rating the senior securities (1) a certificate with respect to the calculation of the applicable Basic Maintenance Amount; and (2) a certificate with respect to the calculation of the applicable 1940 Act asset coverage and the value of our portfolio holdings.

Notwithstanding anything herein to the contrary, the Rating Agency Guidelines, as they may be amended from time to time by any Rating Agency that is then rating the senior securities will be reflected in a written document and may be amended by the Rating Agency without our vote, consent or approval, and without the approval of our Board of Directors or any of our stockholders.

A copy of the current Rating Agency Guidelines will be provided to any holder of senior securities promptly upon request made by such holder by writing to us at 811 Main Street, 14th Floor, Houston, Texas 77002.

OUR STRUCTURE; COMMON STOCK REPURCHASES

AND CHANGE IN OUR STRUCTURE

Closed-End Structure

Closed-end funds differ from open-end management investment companies (commonly referred to as “mutual funds”). Closed-end funds generally list their shares for trading on a securities exchange and do not redeem their shares at the option of the stockholder. In contrast, mutual funds issue securities redeemable at net asset value at the option of the stockholder and typically engage in a continuous offering of their shares. Mutual funds are subject to continuous asset in-flows and out-flows that can complicate portfolio management, whereas closed-end funds generally can stay more fully invested in securities consistent with the closed-end fund’s investment objective and policies. Accordingly, closed-end funds have greater flexibility than open-end funds to make certain types of investments, including investments in illiquid securities.

Shares of closed-end investment companies listed for trading on a securities exchange frequently trade at a discount to their net asset value, but in some cases trade at a premium. See “Market and Net Asset Value Information” for a summary of our trading history. The market price may be affected by net asset value, dividend or distribution levels (which are dependent, in part, on expenses), supply of and demand for the shares, stability of distributions, trading volume of the shares, general market and economic conditions and other factors beyond the control of the closed-end fund. The foregoing factors may result in the market price of our common stock being greater than, less than or equal to net asset value. The Board of Directors has reviewed our structure in light of our investment objective and policies and has determined that the closed-end structure is in the best interests of our stockholders. However, the Board of Directors may review periodically the trading range and activity of our shares with respect to our net asset value and may take certain actions to seek to reduce or eliminate any such discount (if such discount exists). Such actions may include open market repurchases or tender offers for our common stock at net asset value or our possible conversion to an open-end mutual fund. There can be no assurance that the Board will decide to undertake any of these actions or that, if undertaken, such actions would result in our common stock trading at a price equal to or close to net asset value per share of our common stock. Based on the determination of the Board of Directors in connection with our initial public offering of our common stock that the closed-end structure is desirable in light of our investment objective and policies and the trading history of our common stock relative to our net asset value since our IPO, it is highly unlikely that the Board would vote to convert us to an open-end investment company.

Repurchase of Common Stock and Tender Offers

In recognition of the possibility that our common stock might trade at a discount to net asset value and that any such discount may not be in the interest of our common stockholders, the Board of Directors, in consultation with KAFA, from time to time may, but is not required to, review possible actions to reduce any such discount. The Board of Directors also may, but is not required to, consider from time to time open market repurchases of and/or tender offers for our common stock, as well as other potential actions, to seek to reduce any market discount from net asset value that may develop. After any consideration of potential actions to seek to reduce any significant market discount, the Board may, subject to its applicable duties and compliance with applicable state and federal laws, authorize the commencement of a share-repurchase program or tender offer. The size and timing of any such share repurchase program or tender offer will be determined by the Board of Directors in light of the market discount of our common stock, trading volume of our common stock, information presented to the Board of Directors regarding the potential impact of any such share repurchase program or tender offer, general market and economic conditions and applicable law. There can be no assurance that we will in fact effect repurchases of or tender offers for any of our common stock. We may, subject to our investment limitation with respect to Borrowings, incur debt to finance such repurchases or a tender offer or for other valid purposes. Interest on any such Borrowings would increase our expenses and reduce our net income.

There can be no assurance that repurchases of our common stock or tender offers, if any, will cause our common stock to trade at a price equal to or in excess of its net asset value. Nevertheless, the possibility that a portion of our outstanding common stock may be the subject of repurchases or tender offers may reduce the spread between market price and net asset value that might otherwise exist. Sellers may be less inclined to accept a significant discount in the sale of their common stock if they have a reasonable expectation of being able to receive a price of net asset value for a portion of their common stock in conjunction with an announced repurchase program or tender offer for our common stock.

Although the Board of Directors believes that repurchases or tender offers generally would have a favorable effect on the market price of our common stock, the acquisition of common stock by us will decrease our total assets and therefore will have the effect of increasing our expense ratio and decreasing the asset coverage with respect to any Leverage Instruments outstanding. Because of the nature of our investment objective, policies and portfolio, particularly our investment in illiquid or otherwise restricted securities, it is possible that repurchases of common stock or tender offers could interfere with our ability to manage our investments in order to seek our investment objective. Further, it is possible that we could experience difficulty in borrowing money or be required to dispose of portfolio securities to consummate repurchases of or tender offers for common stock.

Possible Conversion to Open-End Fund Status

Our Charter provides that any amendment to our Charter to convert from a closed-end company to an open-end company requires the approval of our Board of Directors and the stockholders entitled to cast at least 80 percent of the votes entitled to be cast on such matter. However, if such amendment is also approved by at least 80 percent of our continuing directors (in addition to the approval by our Board of Directors), such proposal may be approved by a majority of the votes entitled to be cast on the matter. See “Description of Capital Stock” for a discussion of voting requirements applicable to our conversion to an open-end investment company. If we converted to an open-end investment company, we would be required to redeem all preferred stock then outstanding (requiring in turn that we liquidate a portion of our investment portfolio) and our common stock would no longer be listed on the NYSE. Conversion to open-end status could also require us to modify certain investment restrictions and policies. Stockholders of an open-end investment company may require the investment company to redeem their shares at any time (except in certain circumstances as authorized by or permitted under the 1940 Act) at their net asset value, less such redemption charge, if any, as might be in effect at the time of redemption. In order to avoid maintaining large cash positions or liquidating favorable investments to meet redemptions, open-end investment companies typically engage in a continuous offering of their shares. Open-end investment companies are thus subject to periodic asset in-flows and out-flows that can complicate portfolio management. Our Board of Directors may at any time propose our conversion to open-end status, depending upon its judgment regarding the advisability of such action in light of circumstances then prevailing.

TAX MATTERS

The following discussion of federal income tax matters is based on the advice of our counsel, Paul Hastings LLP.

This section and the discussion in our SAI summarize certain U.S. federal income tax consequences of owning our securities for U.S. taxpayers. This section is current as of the date of this prospectus. Tax laws and interpretations change frequently, possibly with retroactive effect, and this summary does not describe all of the tax consequences to all taxpayers. Except as otherwise provided, this summary generally does not describe your situation if you are a non-U.S. person, a broker-dealer, or other investor with special circumstances. In addition, this section does not describe any state, local or foreign tax consequences. Investors should consult their own tax advisors regarding the tax consequences of investing in us.

Federal Income Taxation of Kayne Anderson MLP Investment Company

We are treated as a corporation for federal income tax purposes. Thus, we are obligated to pay federal income tax on our net taxable income. We are also obligated to pay state income tax on our net taxable income, either because the states follow the federal treatment or because the states separately impose a tax on us. We invest our assets principally in MLPs, which generally are treated as partnerships for federal income tax purposes. As a partner in the MLPs, we report our allocable share of the MLP’s taxable income, loss, deduction, and credits in computing our taxable income. Based upon our review of the historic results of the type of MLPs in which we invest, we expect that the cash flow received by us with respect to our MLP investments generally will exceed the taxable income allocated to us. There is no assurance that our expectation regarding the tax character of MLP distributions will be realized. If this expectation is not realized, there will be greater tax expense borne by us and less cash available to distribute to stockholders. In addition, we will take into account in our taxable income amounts of gain or loss recognized on the sale of MLP units. Currently, the maximum regular federal income tax rate for a corporation is 35%, but we may be subject to a 20% alternative minimum tax on our alternative minimum taxable income to the extent that the alternative minimum tax exceeds our regular income tax.

Deferred income taxes reflect (1) taxes on unrealized gains which are attributable to the difference between the fair market value and tax basis of our investments and (2) the tax benefit of accumulated capital or net operating losses. We will accrue a net deferred tax liability if our future tax liability on our unrealized gains exceeds the tax benefit of our accumulated capital or net operating losses, if any. We will accrue a net deferred tax asset if our future tax liability on our unrealized gains is less than the tax benefit of our accumulated capital or net operating losses or if we have net unrealized losses on our investments.

To the extent we have a net deferred tax asset, consideration is given as to whether or not a valuation allowance is required. The need to establish a valuation allowance for deferred tax assets is assessed periodically based on the criteria established by the Statement of Financial Standards, Accounting for Income Taxes (ASC 740) that it is more likely than not that some portion or all of the deferred tax asset will not be realized. In our assessment for a valuation allowance, consideration is given to all positive and negative evidence related to the realization of the deferred tax asset. This assessment considers, among other matters, the nature, frequency and severity of current and cumulative losses, forecasts of future profitability (which are highly dependent on future MLP cash distributions), the duration of statutory carryforward periods and the associated risk that capital or net operating loss carryforwards may expire unused.

If a valuation allowance is required to reduce the deferred tax asset in the future, it could have a material impact on our net asset value and results of operations in the period it is recorded.

Our earnings and profits are calculated using accounting methods that may differ from tax accounting methods used by an entity in which we invest. For instance, to calculate our earnings and profits we will use the straight-line depreciation method rather than the accelerated depreciation method. This treatment may, for example, affect our earnings and profits if an MLP in which we invest calculates its income using the accelerated depreciation method. Our earnings and profits would not be increased solely by the income passed through from the MLP, but we would also have to include in our earnings and profits the amount by which the accelerated depreciation exceeded straight-line depreciation.

Because of the differences in the manner in which earnings and profits and taxable income are calculated, we may make distributions out of earnings and profits, treated as tax dividends, in years in which we have no taxable income.

In addition, in calculating our alternative minimum taxable income, certain percentage depletion deductions and intangible drilling costs may be treated as items of tax preference. Items of tax preference increase alternative minimum taxable income and increase the likelihood that we may be subject to alternative minimum tax.

We have not elected and have no current intention to elect to be treated as a regulated investment company under the Code because the extent of our investments in MLPs would generally prevent us from meeting the qualification requirements for regulated investment companies. The Code generally provides that a regulated investment company does not pay an entity level income tax, provided that it distributes all or substantially all of its income and satisfies certain source of income and asset diversification requirements. The regulated investment company taxation rules have no current application to us or to our stockholders.

Federal Income Taxation of Holders of Our Common Stock

Unlike a holder of a direct interest in MLPs, a stockholder will not include its allocable share of our gross income, gains, losses, deductions, or credits in computing its own taxable income. Our distributions are treated as a taxable dividend to the stockholder to the extent of our current or accumulated earnings and profits. If the distribution exceeds our current or accumulated earnings and profits, the distribution will be treated as a return of capital to our common stockholder to the extent of the stockholder’s basis in our common stock, and then the amount of a distribution in excess of a stockholder’s basis would be taxed as capital gain. Common stockholders will receive a Form 1099 from us (rather than a Schedule K-1 from each MLP if the stockholder had invested directly in the MLPs) and will recognize dividend income only to the extent of our current and accumulated earnings and profits.

Generally, a corporation’s earnings and profits are computed based upon taxable income, with certain specified adjustments. As explained above, based upon the historic performance of the MLPs, we anticipate that the distributed cash from an MLP will exceed our share of such MLP’s income during a portion of our expected investment holding period. Thus, we anticipate that only a portion of distributions of cash and other income from investments will be treated as dividend income to our common stockholders. As a corporation for tax purposes, our earnings and profits will be calculated using (i) straight-line depreciation rather than accelerated depreciation, and cost rather than a percentage depletion method, and (ii) intangible drilling costs and exploration and development costs amortized over a five-year and ten-year period, respectively. Because of the differences in the manner in which earnings and profits and taxable income are calculated, we may make distributions out of earnings and profits, treated as dividends, in years in which we have no taxable income.

Our distributions that are treated as dividends generally will be taxable as ordinary income to holders, but (i) are expected to be treated as “qualified dividend income” that is subject to reduced rates of federal income taxation for noncorporate stockholders, and (ii) may be eligible for the dividends received deduction available to corporate stockholders, in each case provided that certain holding period requirements are met. Qualified dividend income is taxable to noncorporate stockholders at a maximum federal income tax rate of 20%. In addition, a 3.8% Medicare contribution tax generally applies to dividend income and net capital gains for taxpayers whose adjusted gross income exceeds $200,000 for single filers or $250,000 for married joint filers.

If a distribution exceeds our current and accumulated earnings and profits, such distribution will be treated as a non-taxable reduction to the basis of the stock to the extent of such basis, and then as capital gain to the extent of the excess distribution. Such gain will be long-term capital gain if the holding period for the stock is more than one year. Individuals are subject to a maximum federal income tax rate of 20% on long-term capital gains. Corporations are taxed on capital gains at their ordinary graduated income tax rates.

If a holder of our common stock participates in our automatic dividend reinvestment plan, such stockholder will be taxed upon the amount of distributions as if such amount had been received by the participating stockholder in cash and the participating stockholder reinvested such amount in additional common stock, even though such holder has received no cash distribution from us with which to pay such tax.

Sale of Our Common Stock

The sale of our stock by holders will generally be a taxable transaction for federal income tax purposes. Holders of our stock who sell such shares will generally recognize gain or loss in an amount equal to the difference between the net proceeds of the sale and their adjusted tax basis in the shares sold. If such shares of stock are held as a capital asset at the time of the sale, the gain or loss will be a capital gain or loss, generally taxable as described above. A holder’s ability to deduct capital losses may be limited.

Investment by Tax-Exempt Investors and Regulated Investment Companies

Employee benefit plans and most other organizations exempt from federal income tax, including individual retirement accounts and other retirement plans, are subject to federal income tax on unrelated business taxable income, or UBTI. Because we are a corporation for federal income tax purposes, an owner of our common stock will not report on its federal income tax return any of our items of income, gain, loss and deduction. Therefore, a tax-exempt investor will not have UBTI attributable to its ownership or sale of our common stock unless its ownership of our common stock is debt financed. In general, common stock would be debt financed if the tax-exempt owner of common stock incurs debt to acquire common stock or otherwise incurs or maintains a debt that would not have been incurred or maintained if that common stock had not been acquired.

As stated above, an owner of our common stock will not report on its federal income tax return any of our items of gross income, gain, loss and deduction. Instead, the owner will report income with respect to our distributions or gain with respect to the sale of our common stock. Thus, distributions with respect to our common stock generally will result in income that is qualifying income for a regulated investment company. Furthermore, any gain from the sale or other disposition of our common stock will constitute gain from the sale of stock or securities and will also result in income that is qualifying income for a regulated investment company. Finally, our common stock will constitute qualifying assets to regulated investment companies, which generally must own at least 50% in qualifying assets and not more than 25% in certain non-qualifying assets at the end of each quarter, provided such regulated investment companies do not violate certain percentage ownership limitations with respect to our stock.

Backup Withholding and Information Reporting

Backup withholding of U.S. federal income tax at the current rate of 28% may apply to the distributions on our common stock to be made by us if you fail to timely provide your taxpayer identification number or if we are so instructed by the Internal Revenue Service, or IRS. Backup withholding is not a separate tax and any amounts withheld from a payment to a U.S. holder under the backup withholding rules are allowable as a refund or credit against the holder’s U.S. federal income tax liability, provided that the required information is furnished to the IRS in a timely manner.

Other Taxation

Foreign stockholders, including stockholders who are nonresident alien individuals, may be subject to U.S. withholding tax on certain distributions at a rate of 30% or such lower rates as may be prescribed by any applicable treaty.

The Foreign Account Tax Compliance Act (“FATCA”).    A 30% withholding tax on your distributions and on gross proceeds from the sale or other disposition of our shares generally applies if paid to a foreign entity unless: (i) if the foreign entity is a “foreign financial institution,” it undertakes certain due diligence, reporting, withholding and certification obligations, (ii) if the foreign entity is not a “foreign financial institution,” it identifies certain of its U.S. investors or (iii) the foreign entity is otherwise excepted under FATCA. If applicable, withholding under FATCA is required: (i) with respect to our distributions to you; and (ii) with respect to gross proceeds from a sale or disposition of our shares that occur on or after January 1, 2017. If withholding is required under FATCA on a payment related to your shares, investors that otherwise would not be subject to withholding (or that otherwise would be entitled to a reduced rate of withholding) on such payment generally will be required to seek a refund or credit from the IRS to obtain the benefits of such exemption or reduction. We will not pay any additional amounts in respect to amounts withheld under FATCA. You should consult your tax advisor regarding the effect of FATCA based on your individual circumstances.

Federal Income Tax Treatment of Holders of Our Preferred Stock

Under present law, we are of the opinion that all our MRP Shares constitute our equity, and thus distributions with respect to MRP Shares (other than distributions in redemption of the MRP Shares subject to Section 302(b) of the Code) will generally constitute dividends to the extent of our allocable current or accumulated earnings and profits, as calculated for federal income tax purposes. Such distributions generally will be taxable as described above under “Federal Income Taxation of Holders of Our Common Stock”.

Sale of Our Preferred Stock

The sale of our preferred stock by holders will generally be taxable as described above under “Federal Income Taxation of Holders of Our Common Stock—Sale of Our Common Stock”. Similarly, a redemption by us (including a redemption resulting from our liquidation), if any, of all our preferred stock actually and constructively held by a stockholder generally will give rise to capital gain or loss under Section 302(b) of the Code if the stockholder does not own (and is not regarded under certain tax law rules of constructive ownership as owning) any of our common stock, and provided that the redemption proceeds do not represent declared but unpaid dividends. Other redemptions may also give rise to capital gain or loss, but certain conditions imposed by Section 302(b) of the Code must be satisfied to achieve such treatment, and Holders should consult their own tax advisors regarding such conditions.

Backup Withholding

Backup withholding may apply to distributions on our preferred stock, as described above under “Federal Income Taxation of Holders of Our Common Stock—Backup Withholding and Information Reporting”.

Other Taxation

Foreign stockholders, including stockholders who are nonresident alien individuals, may be subject to U.S. withholding tax on certain distributions at a rate of 30% or such lower rates as may be prescribed by any applicable tax treaty.

The Foreign Account Tax Compliance Act (“FATCA”).    A 30% withholding tax on your distributions and on gross proceeds from the sale or other disposition of our shares generally applies if paid to a foreign entity unless: (i) if the foreign entity is a “foreign financial institution,” it undertakes certain due diligence, reporting, withholding and certification obligations, (ii) if the foreign entity is not a “foreign financial institution,” it identifies certain of its U.S. investors or (iii) the foreign entity is otherwise excepted under FATCA. If applicable, withholding under FATCA is required: (i) with respect to our distributions to you; and (ii) with respect to gross proceeds from a sale or disposition of our shares that occur on or after January 1, 2017. If withholding is required under FATCA on a payment related to your shares, investors that otherwise would not be subject to withholding (or that otherwise would be entitled to a reduced rate of withholding) on such payment generally will be required to seek a refund or credit from the IRS to obtain the benefits of such exemption or reduction. We will not pay any additional amounts in respect to amounts withheld under FATCA. You should consult your tax advisor regarding the effect of FATCA based on your individual circumstances.

State and Local Taxes

Payment and distributions with respect to our common stock and preferred stock also may be subject to state and local taxes.

Tax matters are very complicated, and the federal, state local and foreign tax consequences of an investment in and holding of our common stock and preferred stock will depend on the facts of each investor’s situation. Investors are encouraged to consult their own tax advisers regarding the specific tax consequences that may affect them.

Tax Risks

Investing in our securities involves certain tax risks, which are more fully described in the section “Risk Factors—Tax Risks.”

PLAN OF DISTRIBUTION

We may sell our common stock, preferred stock or debt securities from time to time on an immediate, continuous or delayed basis, in one or more offerings under this prospectus and any related prospectus supplement in any one or more of the following ways (1) directly to one or more purchasers, (2) through agents for the period of their appointment, (3) to underwriters as principals for resale to the public, (4) to dealers as principals for resale to the public, (5) through, in the case of our common stock, “at-the-market” transactions or (6) pursuant to our Dividend Reinvestment Plan.

The securities may be sold from time to time in one or more transactions at a fixed price or fixed prices, which may change; at prevailing market prices at the time of sale; prices related to prevailing market prices; at varying prices determined at the time of sale; or at negotiated prices. The securities may be sold for cash and other than for cash, including in exchange transactions for non-control securities, or may be sold for a combination of cash and securities. The prospectus supplement will describe the method of distribution of our securities offered therein.

Each prospectus supplement relating to an offering of our securities will state the terms of the offering, including:

•	the names of any agents, underwriters or dealers;

•	any sales loads, underwriting discounts and commissions or agency fees and other items constituting underwriters’ or agents’ compensation;

•	any discounts, commissions, fees or concessions allowed or reallowed or paid to dealers or agents;

•	the public offering or purchase price of the offered securities and the estimated net proceeds we will receive from the sale; and

•	any securities exchange on which the offered securities may be listed.

Any public offering price and any discounts or concessions allowed or reallowed or paid to dealers may be changed from time to time.

Direct Sales

We may sell our common stock, preferred stock and debt securities directly to, and solicit offers from, purchasers, including institutional investors or others who may be deemed to be underwriters as defined in the Securities Act for any resales of the securities. In this case, no underwriters or agents would be involved. We may use electronic media, including the Internet, to sell offered securities directly. We will describe the terms of any of those sales in a prospectus supplement.

Distribution Through Agents

We may offer and sell our common stock, preferred stock and debt securities on a continuous basis through agents that we designate. We will name any agent involved in the offer and sale and describe any commissions payable by us in the prospectus supplement. Unless otherwise indicated in the prospectus supplement, the agents will be acting on a best efforts basis for the period of their appointment.

Offers to purchase securities may be solicited directly by the issuer or by agents designated by the issuer from time to time. Any such agent, who may be deemed to be an underwriter as the term is defined in the Securities Act, involved in the offer or sale of the offered securities in respect of which this prospectus is delivered will be named, and any commissions payable by the issuer to such agent set forth, in a prospectus supplement.

Distribution Through Underwriters

We may offer and sell securities from time to time to one or more underwriters who would purchase the securities as principal for resale to the public either on a firm commitment or best efforts basis. If we sell securities, to underwriters, we will execute an underwriting agreement with them at the time of the sale and will name them in the prospectus supplement. In connection with these sales, the underwriters may be deemed to have received compensation from us in the form of underwriting discounts and commissions. The underwriters also may receive commissions from purchasers of securities for whom they may act as agent. Unless otherwise stated in the prospectus supplement, the underwriters will not be obligated to purchase the securities unless the conditions set forth in the underwriting agreement are satisfied, and if the underwriters purchase any of the securities, they will be required to purchase all of the offered securities. In the event of default by any underwriter, in certain circumstances, the purchase commitments may be increased among the non-defaulting underwriters or the Underwriting Agreement may be terminated. The underwriters may sell the offered securities to or through dealers, and those dealers may receive discounts, concessions or commissions from the underwriters as well as from the purchasers for whom they may act as agent. Sales of the offered securities by underwriters may be in one or more transactions, including negotiated transactions, at a fixed public offering price or at varying prices determined at the time of sale. The prospectus supplement will describe the method of reoffering by the underwriters. The prospectus supplement will also describe the discounts and commissions to be allowed or paid to the underwriters, if any, all other items constituting underwriting compensation, and the discounts and commissions to be allowed or paid to dealers, if any. If a prospectus supplement so indicates, we may grant the underwriters an option to purchase additional shares of common stock at the public offering price, less the underwriting discounts and commissions, within a specified number of days from the date of the prospectus supplement, to cover any over-allotments.

Distribution Through Dealers

We may offer and sell securities from time to time to one or more dealers who would purchase the securities as principal. The dealers then may resell the offered securities to the public at fixed or varying prices to be determined by those dealers at the time of resale. We will set forth the names of the dealers and the terms of the transaction in the prospectus supplement.

Distribution Through Remarketing Firms

One or more dealers, referred to as “remarketing firms,” may also offer or sell the securities, if the prospectus supplement so indicates, in connection with a remarketing arrangement contemplated by the terms of the securities. Remarketing firms will act as principals for their own account or as agents. These remarketing firms will offer or sell the securities in accordance with the terms of the securities. The prospectus supplement will identify any remarketing firm and the terms of its agreement, if any, with us and will describe the remarketing firm’s compensation. Remarketing firms may be deemed to be underwriters in connection with the securities they remarket.

Distribution Through At-the-Market Offerings

We may engage in at-the-market offerings to or through a market maker or into an existing trading market, on an exchange or otherwise, in accordance with Rule 415(a)(4). An at-the-market offering may be through an underwriter or underwriters acting as principal or agent for us.

General Information

Agents, underwriters, or dealers participating in an offering of securities and remarketing firms participating in a remarketing of securities may be deemed to be underwriters, and any discounts and commission received by them and any profit realized by them on resale of the offered securities for whom they may act as agent, may be deemed to be underwriting discounts and commissions under the Securities Act.

We may offer to sell securities either at a fixed price or at prices that may vary, at market prices prevailing at the time of sale, at prices related to prevailing market prices, or at negotiated prices.

Ordinarily, each series of offered securities will be a new issue of securities, and other than our common stock, will have no established trading market.

If indicated in the applicable prospectus supplement, we may authorize underwriters or other persons acting as our agents to solicit offers by certain institutions to purchase securities from us pursuant to contracts providing for payment and delivery on a future date. Institutions with which these contracts may be made include: commercial and savings banks, insurance companies, pension funds, educational and charitable institutions and others, but in all cases these institutions must be approved by us. The obligations of any purchaser under any contract will be subject only to those conditions described in the applicable prospectus supplement. The underwriters and the other agents will not have any responsibility for the validity or performance of the contracts. The applicable prospectus supplement will describe the commission payable for solicitation of those contracts.

We may enter into derivative transactions with third parties, or sell securities not covered by this prospectus to third parties in privately negotiated transactions. If the applicable prospectus supplement indicates, in connection with those derivatives, the third parties may sell securities covered by this prospectus and the applicable prospectus supplement, including in short sale transactions. If so, the third parties may use securities pledged by us or borrowed from us or others to settle those sales or to close out any related open borrowings of stock, and may use securities received from us in settlement of those derivatives to close out any related open borrowings of stock. The third parties in such sale transactions will be underwriters and will be identified in the applicable prospectus supplement (or a post-effective amendment).

We may loan or pledge securities to a financial institution or other third party that in turn may sell the securities using this prospectus. Such financial institution or third party may transfer its short position to investors in our securities or in connection with a simultaneous offering of other securities offered by this prospectus.

In connection with any offering of the securities in an underwritten transaction, the underwriters may engage in transactions that stabilize, maintain, or otherwise affect the market price of the common stock or any other security. Those transactions may include over-allotment, entering stabilizing bids, effecting syndicate covering transactions, and reclaiming selling concessions allowed to an underwriter or a dealer.

•	An over-allotment in connection with an offering creates a short position in the offered securities for the underwriters’ own account.

•	An underwriter may place a stabilizing bid to purchase an offered security for the purpose of pegging, fixing, or maintaining the price of that security.

•	Underwriters may engage in syndicate covering transactions to cover over-allotments or to stabilize the price of the offered securities by bidding for, and purchasing, the offered securities or any other securities in the open market in order to reduce a short position created in connection with the offering.

•	The managing underwriter may impose a penalty bid on a syndicate member to reclaim a selling concession in connection with an offering when offered securities originally sold by the syndicate member are purchased in syndicate covering transactions or otherwise.

Any of these activities may stabilize or maintain the market price of the securities above independent market levels. The underwriters are not required to engage in these activities, and may end any of these activities at any time.

Any underwriters that are qualified market makers on the NYSE may engage in passive market making transactions in our common stock on the NYSE in accordance with Regulation M under the Exchange Act, during the business day prior to the pricing of the offering, before the commencement of offers or sales of the common stock or any other covered security. Passive market makers must comply with applicable volume and price limitations and must be identified as passive market makers. In general, a passive market maker must display its bid at a price not in excess of the highest independent bid for such security; if all independent bids are lowered below the passive market maker’s bid, however, the passive market maker’s bid must then be lowered when certain purchase limits are exceeded. Passive market making may stabilize the market price of the securities at a level above that which might otherwise prevail in the open market and, if commenced, may be discontinued at any time.

We will not require underwriters or dealers to make a market in the securities. Any underwriters to whom the offered securities are sold for offering and sale may make a market in the offered securities, but the underwriters will not be obligated to do so and may discontinue any market-making at any time without notice.

Under agreements entered into with us, underwriters and agents may be entitled to indemnification by us against certain civil liabilities, including liabilities under the Securities Act, or to contribution for payments the underwriters or agents may be required to make. The underwriters, agents, and their affiliates may engage in financial or other business transactions with us and our subsidiaries, if any, in the ordinary course of business.

In compliance with the guidelines of FINRA, the maximum commission or discount to be received by any member of FINRA or independent broker-dealer will not be greater than 9% of the initial gross proceeds from the sale of any security being sold.

The aggregate offering price specified on the cover of this prospectus relates to the offering of the securities not yet issued as of the date of this prospectus. The place and time of delivery for the offered securities in respect of which this prospectus is delivered are set forth in the accompanying prospectus supplement.

To the extent permitted under the 1940 Act and the rules and regulations promulgated thereunder, the underwriters may from time to time act as a broker or dealer and receive fees in connection with the execution of our portfolio transactions after the underwriters have ceased to be underwriters and, subject to certain restrictions, each may act as a broker while it is an underwriter.

A prospectus and accompanying prospectus supplement in electronic form may be made available on the websites maintained by the underwriters. The underwriters may agree to allocate our securities for sale to their online brokerage account holders. Such allocations of our securities for internet distributions will be made on the same basis as other allocations. In addition, our securities may be sold by the underwriters to securities dealers who resell securities to online brokerage account holders.

Automatic Dividend Reinvestment Plan

We may issue and sell shares of common stock pursuant to our Automatic Dividend Reinvestment Plan.

TRANSFER AGENT AND DIVIDEND-PAYING AGENT

AST acts as our transfer agent and dividend-paying agent. Please send all correspondence to American Stock Transfer & Trust Company at 6201 15th Avenue, Brooklyn, New York 11219. For its services, AST receives a fixed fee per account. We will reimburse AST for certain out-of-pocket expenses, which may include payments by AST to entities, including affiliated entities, that provide sub-stockholder services, recordkeeping and/or transfer agency services to our beneficial owners. The amount of reimbursements for these services per benefit plan participant fund account per year will not exceed the per account fee payable by us to AST in connection with maintaining common stockholder accounts.

ADMINISTRATOR, CUSTODIAN AND FUND ACCOUNTANT

Ultimus Fund Solutions, LLC (“Ultimus”), the Administrator, provides certain administrative services for us, including but not limited to preparing and maintaining books, records, and tax and financial reports, and monitoring compliance with regulatory requirements. The Administrator is located at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.

JPMorgan Chase Bank, N.A. is the custodian of our common stock and other assets. JPMorgan Chase Bank, N.A. is located at 14201 North Dallas Parkway, Second Floor, Dallas, Texas 75254.

Ultimus is also our fund accountant. Ultimus assists in the calculation of our net asset value and maintains and keeps current the accounts, books, records and other documents relating to our financial and portfolio transactions.

LEGAL MATTERS

Certain legal matters in connection with the securities offered hereby will be passed upon for us by Paul Hastings LLP, Costa Mesa, California. Paul Hastings LLP may rely as to certain matters of Maryland law on the opinion of Venable LLP, Baltimore, Maryland. If certain legal matters in connection with an offering of securities are passed upon by counsel for the underwriters of such offering, that counsel will be named in the prospectus supplement related to that offering.

TABLE OF CONTENTS OF OUR STATEMENT OF ADDITIONAL INFORMATION

Page

INVESTMENT OBJECTIVE	SAI-2

INVESTMENT POLICIES	SAI-2

OUR INVESTMENTS	SAI-4

MANAGEMENT	SAI-10

CONTROL PERSONS	SAI-20

INVESTMENT ADVISER	SAI-23

CODE OF ETHICS	SAI-24

PROXY VOTING PROCEDURES	SAI-24

PORTFOLIO MANAGER INFORMATION	SAI-25

PORTFOLIO TRANSACTIONS AND BROKERAGE	SAI-26

LIMITATION ON LIABILITY AND INDEMNIFICATION OF DIRECTORS AND OFFICERS	SAI-27

TAX MATTERS	SAI-28

PERFORMANCE RELATED AND COMPARATIVE INFORMATION	SAI-30

REGISTRATION STATEMENT	SAI-31

FINANCIAL STATEMENTS	SAI-31

EXPERTS	SAI-31

OTHER SERVICE PROVIDERS	SAI-31

The information in this preliminary prospectus supplement is not complete and may be changed. A registration statement relating to these securities has been filed with and declared effective by the Securities and Exchange Commission. The preliminary prospectus supplement and the accompanying prospectus are not an offer to sell these securities and are not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

FORM OF PROSPECTUS SUPPLEMENT

(To prospectus dated                 , 201 )

Subject to completion, dated                 , 201   .

                 Shares

Common Stock $         per share

Kayne Anderson MLP Investment Company (the “Company,” “we,” “us” or “our”) is a non-diversified, closed-end management investment company. Our investment objective is to obtain a high after-tax total return by investing at least 85% of our total assets in energy-related partnerships and their affiliates (collectively, “master limited partnerships” or “MLPs”), and in other companies that, as their principal business, operate assets used in the gathering, transporting, processing, storing, refining, distributing, mining or marketing of natural gas, natural gas liquids, crude oil, refined petroleum products or coal (collectively with MLPs, “Midstream Energy Companies”).

We are offering                 shares of our common stock in this prospectus supplement. This prospectus supplement, together with the accompanying prospectus dated                 , 201   , sets forth the information that you should know before investing.

Our shares of common stock are listed on the New York Stock Exchange under the symbol “KYN.” The last reported sale price of our common stock on                 , 201 was                 per share. The net asset value per share of our common stock at the close of business on                 , 201 was .

Investing in our common stock involves risk. See “Risk Factors” beginning on page 23 of the accompanying prospectus.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or passed upon the adequacy or accuracy of this prospectus supplement or the accompanying prospectus. Any representation to the contrary is a criminal offense.

	Per Share	Total[(1)]
Initial price to public	$	$
Underwriting discounts and commissions	$	$
Proceeds, before expenses, to us	$	$

[ (1) We have granted the underwriters an option exercisable for a period of 45 days from the date of this prospectus supplement to purchase up to additional shares of common stock at the public offering price, less the underwriting discount, to cover over-allotments, if any. If the underwriters exercise the option in full, the total underwriting discounts and commissions will be $                , and the total proceeds, before expenses, to us will be $                .]

The underwriters are offering the shares of common stock as described in “Underwriting.” Delivery of the shares of common stock will be made on or about                 , 201   .

[Underwriter(s)]

The date of this prospectus supplement is                 , 201 .

You should rely only on the information contained or incorporated by reference in this prospectus supplement and the accompanying prospectus. This prospectus supplement and the accompanying prospectus set forth certain information about us that a prospective investor should carefully consider before making an investment in our securities. This prospectus supplement, which describes the specific terms of this offering, also adds to and updates information contained in the accompanying prospectus and the documents incorporated by reference in the accompanying prospectus. The accompanying prospectus gives more general information, some of which may not apply to this offering. If the description of this offering varies between this prospectus supplement and the accompanying prospectus, you should rely on the information contained in this prospectus supplement; provided that if any statement in one of these documents is inconsistent with a statement in another document having a later date and incorporated by reference into the accompanying prospectus or prospectus supplement, the statement in the incorporated document having the later date modifies or supersedes the earlier statement. We have not authorized anyone to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. We are not making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted or where the person making the offer or sale is not qualified to do so or to any person to whom it is not permitted to make such offer or sale. The information contained in or incorporated by reference in this prospectus supplement and the accompanying prospectus is accurate only as of the respective dates on their front covers, regardless of the time of delivery of this prospectus supplement, the accompanying prospectus, or the sale of the common stock. Our business, financial condition, results of operations and prospects may have changed since that date.

Prospectus Supplement

Cautionary Notice Regarding Forward-Looking Statements	S-ii
Prospectus Supplement Summary	S-1
Use of Proceeds	S-4
Capitalization	S-5
Underwriting	S-6
Legal Matters	S-6
Where You Can Find More Information	S-6

Prospectus

S-i

You should read this prospectus supplement and the accompanying prospectus before deciding whether to invest and retain it for future reference. A statement of additional information, dated                 , 201 (“SAI”), as supplemented from time to time, containing additional information about us, has been filed with the SEC and is incorporated by reference in its entirety into this prospectus supplement. You may request a free copy of our SAI by calling toll-free at (877) 657-3863, or by writing to us at 811 Main Street, 14th Floor, Houston, Texas 77002. Electronic copies of the accompanying prospectus, our stockholder reports and our SAI are also available on our website (http://www.kaynefunds.com). You may also obtain copies of these documents (and other information regarding us) from the SEC’s web site (http://www.sec.gov).

CAUTIONARY NOTICE REGARDING FORWARD-LOOKING STATEMENTS

This prospectus supplement, the accompanying prospectus and the SAI contain forward-looking statements. All statements other than statements of historical facts included in this prospectus that address activities, events or developments that we expect, believe or anticipate will or may occur in the future are forward-looking statements including, in particular, the statements about our plans, objectives, strategies and prospects regarding, among other things, our financial condition, results of operations and business. We have identified some of these forward-looking statements with words like “believe,” “may,” “could,” “might,” “forecast,” “possible,” “potential,” “project,” “will,” “should,” “expect,” “intend,” “plan,” “predict,” “anticipate,” “estimate,” “approximate” or “continue” and other words and terms of similar meaning and the negative of such terms. Such forward-looking statements may be contained in this prospectus supplement as well as in the accompanying prospectus. These forward-looking statements are based on current expectations about future events affecting us and are subject to uncertainties and factors relating to our operations and business environment, all of which are difficult to predict and many of which are beyond our control. Many factors mentioned in our discussion in this prospectus supplement and the accompanying prospectus, including the risks outlined under “Risk Factors,” will be important in determining future results. In addition, several factors that could materially affect our actual results are the ability of the MLPs and other Midstream Energy Companies in which we invest to achieve their objectives, our ability to source favorable private investments, the timing and amount of distributions and dividends from the MLPs and other Midstream Energy Companies in which we intend to invest, the dependence of our future success on the general economy and its impact on the industries in which we invest and other factors discussed in our periodic filings with the SEC.

Although we believe that the expectations reflected in our forward-looking statements are reasonable, we do not know whether our expectations will prove correct. They can be affected by inaccurate assumptions we might make or by known or unknown risks and uncertainties. The factors identified above are believed to be important factors, but not necessarily all of the important factors, that could cause our actual results to differ materially from those expressed in any forward-looking statement. Unpredictable or unknown factors could also have material adverse effects on us. Since our actual results, performance or achievements could differ materially from those expressed in, or implied by, these forward-looking statements, we cannot give any assurance that any of the events anticipated by the forward-looking statements will occur or, if any of them do, what impact they will have on our results of operations and financial condition. All forward-looking statements included in this prospectus supplement, the accompanying prospectus or the SAI are expressly qualified in their entirety by the foregoing cautionary statements. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of such documents. We do not undertake any obligation to update, amend or clarify these forward-looking statements or the risk factors contained therein, whether as a result of new information, future events or otherwise, except as may be required under the federal securities laws. We acknowledge that, notwithstanding the foregoing statements, the Private Securities Litigation Reform Act of 1995 does not apply to investment companies such as us.

S-ii

PROSPECTUS SUPPLEMENT SUMMARY

This summary does not contain all of the information you should consider before investing in our common stock. You should read carefully this entire prospectus supplement, the accompanying prospectus, including the section entitled “Risk Factors” in the accompanying prospectus and the financial statements and related notes, before making an investment decision.

The Company

Kayne Anderson MLP Investment Company, a Maryland corporation, is a non-diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Our investment objective is to obtain a high after-tax total return by investing at least 85% of our total assets in MLPs and other Midstream Energy Companies. We also must comply with the SEC’s rule regarding investment company names, which requires us, under normal market conditions, to invest at least 80% of our total assets in MLPs so long as “MLP” is in our name. Our shares of common stock are listed on the New York Stock Exchange (“NYSE”) under the symbol “KYN.”

As of                 , 201 , we had net assets applicable to our common stock of approximately $         billion and total assets of approximately $         billion.

Portfolio Investments

Our investments are principally in equity securities issued by MLPs. Generally, we invest in equity securities of (i) master limited partnerships, including preferred, common and subordinated units and general partner interests, (ii) owners of such interests in master limited partnerships and (iii) other Midstream Energy Companies. We may also invest in debt securities of MLPs and other Midstream Energy Companies with varying maturities of up to 30 years.

We are permitted to invest up to 50% of our total assets in unregistered or otherwise restricted securities of MLPs and other Midstream Energy Companies, including securities issued by private companies. We may invest up to 15% of our total assets in any single issuer.

We are permitted to invest up to 20% of our total assets in debt securities of MLPs and other Midstream Energy Companies, including below investment grade debt securities (commonly referred to as “junk bonds” or “high yield bonds”) rated, at the time of investment, at least B3 by Moody’s Investors Service, Inc., B- by Standard & Poor’s Financial Services LLC, a division of the McGraw-Hill Companies, Inc., or Fitch Ratings, Inc., comparably rated by another rating agency or, if unrated, determined by Kayne Anderson to be of comparable quality. In addition, up to one-quarter of our permitted investments in debt securities (or up to 5% of our total assets) may be invested in unrated debt securities or debt securities that are rated less than B3/B- of public or private companies.

As of                 , 20 , we held $         billion in equity investments and $         million in fixed income investments. Our top 10 largest holdings by issuer as of that date were:

	Company	Amount ($ millions)	Percent of Total Investments

1.

2.

3.

4.

5.

6.

7.

8.

9.

10.

Investment Adviser

KA Fund Advisors, LLC (“KAFA”) is our investment adviser and is responsible for implementing and administering our investment strategy. KAFA is a subsidiary of Kayne Anderson Capital Advisors, L.P. (“KACALP” and together with KAFA, “Kayne Anderson”). Both KAFA and KACALP are SEC-registered investment advisers. As of                 , 20 , Kayne Anderson and its affiliates managed approximately $         billion, including approximately $         billion in MLPs and other Midstream Energy Companies. Kayne Anderson has invested in MLPs and other Midstream Energy Companies since 1998. We believe that Kayne Anderson has developed an understanding of the MLP market that enables it to identify and take advantage of public MLP investment opportunities. In addition, Kayne Anderson’s senior professionals have developed a strong reputation in the energy sector and have many long-term relationships with industry managers, which we believe gives Kayne Anderson an important advantage in sourcing and structuring private investments.

KAFA manages three other publicly traded investment companies: Kayne Anderson Energy Total Return Fund, Inc. (NYSE: KYE); Kayne Anderson Energy Development Company (NYSE: KED); and Kayne Anderson Midstream/Energy Fund, Inc. (NYSE: KMF).

Distributions

We have paid distributions to our common stockholders every fiscal quarter since inception and intend to continue to pay quarterly distributions to our common stockholders. Our quarterly distribution per share has increased by         % in the last twelve months, and we have increased our distribution in each of the last quarters. Our most recent quarterly distribution of $         per share will be paid to common stockholders on         , 20 . Our next regularly scheduled quarterly distribution will be for our fiscal quarter ended , 20 and, if approved by our Board of Directors, will be paid to common stockholders on or about         , 20 . Payment of future distributions is subject to approval by our Board of Directors, as well as meeting the covenants of our senior debt, meeting the terms of our preferred stock and the asset coverage requirements of the 1940 Act and complying with Maryland law, our state of incorporation. The distributions we have paid or declared since the beginning of fiscal 20     are as follows:

Payment Date	Distribution per Share ($)

The Offering

Common stock we are offering	shares

Common stock to be outstanding after this offering	shares [(1)]

Use of proceeds after expenses	We estimate that our net proceeds from this offering after expenses without exercise of the over-allotment option will be approximately $ million. We intend to use the net proceeds to make investments in portfolio companies in accordance with our investment objective and policies and for general corporate purposes. See “Use of Proceeds.”

Risk factors	See “Risk Factors” and other information included in the accompanying prospectus for a discussion of risk factors you should carefully consider before deciding to invest in shares of our common stock.

NYSE symbol	“KYN”

The stockholder transaction expenses can be summarized as follows:

Underwriting discounts and commissions (as a percentage of offering price)%
Net offering expenses borne by us (as a percentage of offering price)%
Dividend reinvestment plan fees (2)	None

(1)	The number of shares outstanding after the offering assumes the underwriters’ over-allotment option is not exercised. If the over-allotment option is exercised in full, the number of shares outstanding will increase by shares.

(2)	You will pay brokerage charges if you direct American Stock Transfer & Trust Company, as agent for our common stockholders, to sell your common stock held in a dividend reinvestment account.

Example

This example replaces the example set forth on page     of the accompanying base prospectus under the caption “Fees and Expenses” with respect to this offering.

The following example illustrates the expenses that common stockholders would pay on a $1,000 investment in common stock assuming (1) underwriting discounts and commissions of                 % and offering expenses of                 % of the offering price; (2) total annual expenses before tax of                 % of net assets attributable to shares of common stock; (3) a 5% annual return on our portfolio securities, and income tax expense associated with the 5% assumed rate of return on such portfolio securities:

	1 Year	3 Years	5 Years	10 Years
Total Expenses Paid by Common Stockholders(1)	$	$	$	$

(1)	The underwriting discounts, commissions and offering expenses are borne by all common stockholders, including investors in this offering. Investors in this offering would pay $ of underwriting discounts, commissions and offering expenses on a $1,000 investment in common stock.

The example should not be considered a representation of future expenses. Actual expenses may be greater or less than those assumed. Moreover, our actual rate of return may be greater or less than the hypothetical 5% return shown in the example.

USE OF PROCEEDS

We estimate that the net proceeds from the sale of the                 shares of common stock that we are offering will be approximately $         million, after deducting the underwriting discount and estimated offering expenses payable by us or approximately $         million if the underwriters exercise the over-allotment option in full.

We intend to use the net proceeds of the offering to make investments in portfolio companies in accordance with our investment objective and policies and for general corporate purposes. We anticipate that we will be able to invest the net proceeds within         months from the date of this prospectus supplement.

Pending such investments, we anticipate (i) repaying all or a portion of the indebtedness owed under our existing unsecured revolving credit facility and (ii) investing the remaining net proceeds in short-term securities issued by the U.S. government or its agencies or instrumentalities or in high quality, short-term or long-term debt obligations or money market instruments. A delay in the anticipated use of proceeds could lower returns and reduce the amount of cash available to make dividend and interest payments on preferred stock and debt securities, respectively, and reduce the amount of net distributable income available for distribution to our common stockholders.

At                 , 201 , we had outstanding borrowings on our revolving credit facility and term loan of $         and $        , respectively. Any borrowings under our revolving credit facility and term loan will be used to fund investments in portfolio companies and for general corporate purposes. Amounts repaid under our revolving credit facility and term loan will remain available for future borrowings. [Affiliates of some of the underwriters are lenders under our revolving credit facility and will receive a pro rata portion of the net proceeds from this offering, if any, used to reduce amounts outstanding under our revolving credit facility. See “Underwriting — Affiliations — Conflicts of Interests.”]

CAPITALIZATION

The following table sets forth our capitalization as of                 , 201   , as adjusted to give effect to the issuance of the shares of common stock offered hereby. Common stockholders will bear the costs associated with this offering.

As of , 201
(Unaudited)
	Actual	As Adjusted
($ in 000s, except per share data)
Repurchase Agreements, Cash and Cash Equivalents	$		$(1)
Short-Term Debt:	$	$
Long-Term Debt:	$	$
Mandatory Redeemable Preferred Stock:
Series A MRP Shares, $0.001 par value per share, liquidation preference $25.00 per share (4,160,000 shares issued and outstanding, 4,160,000 shares authorized) (2)	$	$
Series B MRP Shares, $0.001 par value per share, liquidation preference $25.00 per share (320,000 shares issued and outstanding, 320,000 shares authorized) (2)
Series C MRP Shares, $0.001 par value per share, liquidation preference $25.00 per share (1,680,000 shares issued and outstanding, 1,680,000 shares authorized) (2)
Series E MRP Shares, $0.001 par value per share, liquidation preference $25.00 per share (4,800,000 shares issued and outstanding, 4,800,000 authorized)(2)
Series F MRP Shares, $0.001 par value per share, liquidation preference $25.00 per share (5,000,000 shares issued and outstanding, 5,000,000 authorized)(2)
Series G MRP Shares, $0.001 par value per share, liquidation preference $25.00 per share (2,000,000 shares issued and outstanding, 2,000,000 authorized)(2)
Series H MRP Shares, $0.001 par value per share, liquidation preference $25.00 per share (2,000,000 shares issued and outstanding, 2,000,000 authorized) (2)
Series I MRP Shares, $0.001 par value per share, liquidation preference $25.00 per share (1,000,000 shares issued and outstanding, 1,000,000 authorized) (2)
Common Stockholders’ Equity:
Common stock, $0.001 par value per share, shares authorized ( shares issued and outstanding, shares issued and outstanding, as adjusted) (2)[(3)]	$	$
Paid-in capital (4)
Accumulated net investment loss, net of income taxes, less dividends
Accumulated realized gains on investments, options and interest rate swap contracts, net of income taxes
Net unrealized gains on investments and options, net of income taxes
Net assets applicable to common stockholders	$	$

(1)	We intend to use the net proceeds from this offering to make investments in portfolio companies in accordance with our investment objective and policies, to repay indebtedness or for general corporate purposes. Pending such uses, we anticipate either investing the proceeds in short-term securities issued by the U.S. government or its agencies or instrumentalities or in high quality, short-term or long-term debt obligations, money market instruments or cash.

(2)	We do not hold any of these outstanding securities for our account.

(3)	[This does not include shares that may be issued in connection with the underwriters’ over allotment option.]

(4)	As adjusted, additional paid-in capital reflects the proceeds from the issuance of shares of common stock offered hereby ($ ), less $0.001 par value per share of common stock ($ ), less the sales commission ($ ) and less the estimated offering costs borne by us ($ ) related to the issuance of shares of common stock in this offering.

UNDERWRITING

[TO BE FURNISHED AT TIME OF OFFERING]

LEGAL MATTERS

Certain legal matters in connection with our common stock will be passed upon for us by Paul Hastings LLP, Costa Mesa, California, and for the underwriter by                 . Paul Hastings LLP and may rely as to certain matters of Maryland law on the opinion of Venable LLP, Baltimore, Maryland.

WHERE YOU CAN FIND MORE INFORMATION

We are subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and the 1940 Act, and are required to file reports, including annual and semi-annual reports, proxy statements and other information with the SEC. We voluntarily file quarterly shareholder reports. Our most recent shareholder report filed with the SEC is for the period ended                 , 201 . These documents are available on the SEC’s EDGAR system and can be inspected and copied for a fee at the SEC’s public reference room, 100 F Street, N.E., Room 1580, Washington, D.C. 20549. Additional information about the operation of the public reference room facilities may be obtained by calling the SEC at (202) 551-5850.

This prospectus supplement and the accompanying prospectus do not contain all of the information in our registration statement, including amendments, exhibits and schedules. Statements in this prospectus supplement and the accompanying prospectus about the contents of any contract or other document are not necessarily complete and in each instance reference is made to the copy of the contract or other document filed as an exhibit to the registration statement, each such statement being qualified in all respects by this reference. Additional information about us can be found in our registration statement (including amendments, exhibits, and schedules) on Form N-2 filed with the SEC. The SEC maintains a web site (http://www.sec.gov) that contains our registration statement, other documents incorporated by reference, and other information we have filed electronically with the SEC, including proxy statements and reports filed under the Exchange Act.

                Shares

Kayne Anderson MLP Investment Company

[LOGO]

Common Stock

PROSPECTUS SUPPLEMENT

    , 201

[Underwriters]

The information in this preliminary prospectus supplement is not complete and may be changed. A registration statement relating to these securities has been filed with and declared effective by the Securities and Exchange Commission. The preliminary prospectus supplement and the accompanying prospectus are not an offer to sell these securities and are not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

FORM OF PROSPECTUS SUPPLEMENT

(To prospectus dated                 , 201 )

Subject to completion, dated                 , 201 .

% Series         Mandatory Redeemable Preferred Shares

Liquidation Preference $                 per share

Mandatorily Redeemable                 , 20

Kayne Anderson MLP Investment Company (the “Company,” “we,” “us” or “our”) is a non-diversified, closed-end management investment company. Our investment objective is to obtain a high after-tax total return by investing at least 85% of our total assets in energy-related partnerships and their affiliates (collectively, “master limited partnerships” or “MLPs”), and in other companies that, as their principal business, operate assets used in the gathering, transporting, processing, storing, refining, distributing, mining or marketing of natural gas, natural gas liquids, crude oil, refined petroleum products or coal (collectively with MLPs, “Midstream Energy Companies”).

We are offering                  shares of our Series                  Mandatory Redeemable Preferred Shares (“Series                  MRP Shares”) with an aggregate liquidation preference of $                 in this prospectus supplement. This prospectus supplement, together with the accompanying prospectus dated                 , 201 (the “prospectus”), sets forth the information that you should know before investing.

Investors in the Series                  MRP Shares will be entitled to receive cash dividends at an annual rate of         % per annum. Dividends on the Series MRP Shares will be payable on the first business day of each month, beginning on                  , 201 and upon the redemption of the Series                  MRP Shares. The initial dividend period for the Series                  MRP Shares will commence on                 , 201 and end on                 , 20    . Each subsequent dividend period will be a calendar month (or the portion thereof occurring prior to the redemption of such Series                  MRP Shares). Dividends with respect to any monthly dividend period will be declared and paid to holders of record of Series                  MRP Shares as their names appear on our books and records at the close of business on the 15th day of such monthly dividend period (or if such day is not a business day, the next preceding business day) or, with respect to the initial dividend period, to holders of record of Series                  MRP Shares as their names appear on our books and records at the close of business on                 , 20    .

We are required to redeem the Series                  MRP Shares on                 , 201    . In addition, the Series MRP                  Shares are subject to optional and mandatory redemption by us in certain circumstances described in this prospectus supplement.

Application has been made to list the Series                  MRP Shares on the New York Stock Exchange (the “NYSE”) under the symbol “KYN Pr    ”. If the application is approved, trading on such exchange will begin within days after the date of this prospectus supplement, subject to notice of issuance. We have been advised by the Underwriters that they intend to make a market in the Series                  MRP Shares, but they are not obligated to do so and may discontinue market-making at any time without notice. Consequently, it is anticipated that, prior to the commencement of trading on the NYSE, an investment in Series                  MRP Shares may be illiquid.

We intend to use the net proceeds from the sale of Series                  MRP Shares to make investments in portfolio companies in accordance with our investment objective and policies, to repay indebtedness and for general corporate purposes. See “Use of Proceeds” in this prospectus supplement.

The Series                  MRP Shares do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

Investing in Series                  MRP Shares involves risk. See “Risks of Investing in Mandatory Redeemable Preferred Shares” on page S-MRPS-7 of this prospectus supplement and “Risk Factors” beginning on page 23 of the accompanying prospectus.

	Per Share	Total
Initial price to public	$	$
Underwriting discount	$	$
Proceeds before expenses to the Company[(1)]	$	$

[(1) Assumes no exercise of the overallotment option described below.]

The Underwriters may also purchase up to an aggregate of      additional Series                  MRP Shares from us, at the initial public offering price, less the underwriting discount, with     days from the date of this prospectus supplement solely to cover overallotments, if any.

None of the Securities and Exchange Commission, any state securities commission or any other regulatory body has approved or disapproved of these securities or determined if this prospectus supplement or the accompanying prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

The Series                  MRP Shares will be ready for delivery on or about                 , 201 .

[Underwriter(s)]

, 201 .

You should rely only on the information contained or incorporated by reference in this prospectus supplement and the accompanying prospectus. This prospectus supplement and the accompanying prospectus set forth certain information about us that a prospective investor should carefully consider before making an investment in our securities. This prospectus supplement, which describes the specific terms of this offering, also adds to and updates information contained in the accompanying prospectus and the documents incorporated by reference in the accompanying prospectus. The accompanying prospectus gives more general information, some of which may not apply to this offering. If the description of this offering varies between this prospectus supplement and the accompanying prospectus, you should rely on the information contained in this prospectus supplement; provided that if any statement in one of these documents is inconsistent with a statement in another document having a later date and incorporated by reference into the accompanying prospectus or this prospectus supplement, the statement in the incorporated document having the later date modifies or supersedes the earlier statement. We have not, and the Underwriters have not, authorized anyone to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. We are not, and the Underwriters are not, making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted or where the person making the offer or sale is not qualified to do so or to any person to whom it is not permitted to make such offer or sale. The information contained in or incorporated by reference in this prospectus supplement and the accompanying prospectus is accurate only as of the respective dates on their front covers, regardless of the time of delivery of this prospectus supplement, the accompanying prospectus, or the sale of the Series                  MRP Shares. Our business, financial condition, results of operations and prospects may have changed since that date.

Prospectus Supplement

Page
Cautionary Notice Regarding Forward-Looking Statements	S-MRPS-ii
Prospectus Supplement Summary	S-MRPS-1
Risks of Investing in Mandatory Redeemable Preferred Shares	S-MRPS-7
Use of Proceeds	S-MRPS-8
Capitalization	S-MRPS-9
Asset Coverage Requirements	S-MRPS-10
Description of Mandatory Redeemable Preferred Shares	S-MRPS-11
Federal Income Tax Matters	S-MRPS-19
Underwriting	S-MRPS-21
Legal Matters	S-MRPS-21
Where You Can Find More Information	S-MRPS-21

Prospectus

You should rely only on the information contained or incorporated by reference in this prospectus supplement and the accompanying prospectus. This prospectus supplement and the accompanying prospectus set forth certain information about us that a prospective investor should carefully consider before making an investment in our securities. This prospectus supplement, which describes the specific terms of this offering, also adds to and updates information contained in the accompanying prospectus and the documents incorporated by reference in the accompanying prospectus. The accompanying prospectus gives more general information, some of which may not apply to this offering. If the description of this offering varies between this prospectus supplement and the accompanying prospectus, you should rely on the information contained in this prospectus supplement; provided that if any statement in one of these documents is inconsistent with a statement in another document having a later date and incorporated by reference into the accompanying prospectus or this prospectus supplement, the statement in the incorporated document having the later date modifies or supersedes the earlier statement. We have not, and the Underwriters have not, authorized anyone to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. We are not, and the Underwriters are not, making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted or where the person making the offer or sale is not qualified to do so or to any person to whom it is not permitted to make such offer or sale. The information contained in or incorporated by reference in this prospectus supplement and the accompanying prospectus is accurate only as of the respective dates on their front covers, regardless of the time of delivery of this prospectus supplement, the accompanying prospectus, or the sale of the Series                 MRP Shares. Our business, financial condition, results of operations and prospects may have changed since that date.

You should read this prospectus supplement and the accompanying prospectus before deciding whether to invest and retain it for future reference. A statement of additional information, dated , 201 (“SAI”), as supplemented from time to time, containing additional information about us, has been filed with the Securities and Exchange Commission (“SEC”) and is incorporated by reference in its entirety into this prospectus supplement. You may request a free copy of our SAI by calling toll-free at (877) 657-3863, or by writing to us at 811 Main Street, 14th Floor, Houston, Texas 77002. Electronic copies of the accompanying prospectus, our stockholder reports and our SAI are also available on our website (http://www.kaynefunds.com). You may also obtain copies of these documents (and other information regarding us) from the SEC’s web site (http://www.sec.gov).

Capitalized terms used but not defined in this prospectus supplement shall have the meanings given to such terms in the Articles Supplementary setting forth the rights and preferences of the Series                 MRP Shares (the “Articles Supplementary”). The Articles Supplementary are available from us upon request.

CAUTIONARY NOTICE REGARDING FORWARD-LOOKING STATEMENTS

This prospectus supplement, the accompanying prospectus and the SAI contain forward-looking statements. All statements other than statements of historical facts included in this prospectus supplement, the accompanying prospectus or the SAI that address activities, events or developments that we expect, believe or anticipate will or may occur in the future are forward-looking statements including, in particular, the statements about our plans, objectives, strategies and prospects regarding, among other things, our financial condition, results of operations and business. We have identified some of these forward-looking statements with words like “believe,” “may,” “could,” “might,” “forecast,” “possible,” “potential,” “project,” “will,” “should,” “expect,” “intend,” “plan,” “predict,” “anticipate,” “estimate,” “approximate” or “continue” and other words and terms of similar meaning and the negative of such terms. Such forward-looking statements may be contained in this prospectus supplement as well as in the accompanying prospectus. These forward-looking statements are based on current expectations about future events affecting us and are subject to uncertainties and factors relating to our operations and business environment, all of which are difficult to predict and many of which are beyond our control. Many factors mentioned in our discussion in this prospectus supplement, the accompanying prospectus or the SAI, including the risks outlined under “Risks of Investing in Mandatory Redeemable Preferred Shares” in this prospectus supplement and under “Risk Factors” in the accompanying prospectus, will be important in

S-MRPS-ii

determining future results. In addition, several factors that could materially affect our actual results are the ability of the MLPs and other Midstream Energy Companies in which we invest to achieve their objectives, our ability to source favorable private investments, the timing and amount of distributions and dividends from the MLPs and other Midstream Energy Companies in which we intend to invest, the dependence of our future success on the general economy and its impact on the industries in which we invest and other factors discussed in our periodic filings with the SEC.

Although we believe that the expectations reflected in our forward-looking statements are reasonable, we do not know whether our expectations will prove correct. They can be affected by inaccurate assumptions we might make or by known or unknown risks and uncertainties. The factors identified above are believed to be important factors, but not necessarily all of the important factors, that could cause our actual results to differ materially from those expressed in any forward-looking statement. Unpredictable or unknown factors could also have material adverse effects on us. Since our actual results, performance or achievements could differ materially from those expressed in, or implied by, these forward-looking statements, we cannot give any assurance that any of the events anticipated by the forward-looking statements will occur or, if any of them do, what impact they will have on our results of operations and financial condition. All forward-looking statements included in this prospectus supplement, the accompanying prospectus or the SAI, are expressly qualified in their entirety by the foregoing cautionary statements. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of such documents. We do not undertake any obligation to update, amend or clarify these forward-looking statements or the risk factors contained therein, whether as a result of new information, future events or otherwise, except as may be required under the federal securities laws. We acknowledge that, notwithstanding the foregoing statements, the Private Securities Litigation Reform Act of 1995 does not apply to investment companies such as us.

S-MRPS-iii

PROSPECTUS SUPPLEMENT SUMMARY

This summary does not contain all of the information that you should consider before investing in our mandatory redeemable preferred stock. You should read carefully this entire prospectus supplement, the accompanying prospectus, including the sections entitled “Risks of Investing in Mandatory Redeemable Preferred Shares” on page     S-     of this prospectus supplement and “Risk Factors” beginning on page     of the accompanying prospectus.

The Company

Kayne Anderson MLP Investment Company, a Maryland corporation, is a non-diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Our investment objective is to obtain a high after-tax total return by investing at least 85% of our total assets in MLPs and other Midstream Energy Companies. We also must comply with the SEC’s rule regarding investment company names, which requires us, under normal market conditions, to invest at least 80% of our total assets in MLPs so long as “MLP” is in our name. Our shares of common stock are listed on the New York Stock Exchange (“NYSE”) under the symbol “KYN.”

As of                 , 201 , we had net assets applicable to our common stock of approximately $         billion and total assets of approximately $         billion.

As of                 , 201 , we had $         billion of total leverage outstanding. This leverage is comprised of debt (notes and borrowings under our revolving credit facility and term loan) and mandatory redeemable preferred stock. Under normal market conditions, our policy is to use leverage that represents approximately 30% of total assets. As of                 , 201 , we had $                 million in unsecured notes outstanding with maturity dates ranging from 20     to 20     (the “Notes”).

Investment Adviser

KA Fund Advisors, LLC (“KAFA” or the “Adviser”) is our investment adviser, responsible for implementing and administering our investment strategy. KAFA is a subsidiary of Kayne Anderson Capital Advisors, L.P. (“KACALP” and, together with KAFA, “Kayne Anderson”). Each of KAFA and KACALP is an SEC-registered investment adviser. As of                 , 201 , Kayne Anderson and its affiliates managed approximately $          billion, including approximately $         billion in MLPs and other Midstream Energy Companies. Kayne Anderson has invested in MLPs and other Midstream Energy Companies since 1998. We believe that Kayne Anderson has developed an understanding of the MLP market that enables it to identify and take advantage of public MLP investment opportunities. In addition, Kayne Anderson’s senior professionals have developed a strong reputation in the energy sector and have many long-term relationships with industry managers, which we believe gives Kayne Anderson an important advantage in sourcing and structuring private investments.

KAFA manages three other publicly traded investment companies: Kayne Anderson Energy Total Return Fund, Inc. (NYSE: KYE); Kayne Anderson Energy Development Company (NYSE: KED); and Kayne Anderson Midstream/Energy Fund, Inc. (NYSE: KMF).

Portfolio Investments

Our investments are principally in equity securities issued by MLPs. Generally, we invest in equity securities of (i) master limited partnerships, including preferred, common and subordinated units and general partner interests, (ii) owners of such interests in master limited partnerships and (iii) other Midstream Energy Companies. We may also invest in debt securities of MLPs and other Midstream Energy Companies with varying maturities of up to 30 years.

S-MRPS-1

We are permitted to invest up to 50% of our total assets in unregistered or otherwise restricted securities of MLPs and other Midstream Energy Companies, including securities issued by private companies. We may invest up to 15% of our total assets in any single issuer.

We are permitted to invest up to 20% of our total assets in debt securities of MLPs and other Midstream Energy Companies, including below investment grade debt securities (commonly referred to as “junk bonds” or “high yield bonds”) rated, at the time of investment, at least B3 by Moody’s Investors Service, Inc., B- by Standard & Poor’s Ratings Services, a Standard & Poor’s Financial Services LLC business, or Fitch, Inc., comparably rated by another rating agency or, if unrated, determined by Kayne Anderson to be of comparable quality. In addition, up to one-quarter of our permitted investments in debt securities (or up to 5% of our total assets) may be invested in unrated debt securities or debt securities that are rated less than B3/B- of public or private companies.

As of                 , 201 , we held $         billion in equity investments and $         million in fixed income investments. Our top 10 largest holdings by issuer as of that date were:

	Company	Amount ($ millions)	Percent of Total Investments

1.

2.

3.

4.

5.

6.

7.

8.

9.

10.

S-MRPS-2

The Offering

Issuer	Kayne Anderson MLP Investment Company

Series MRP Shares Offered	Series MRP Shares, $ liquidation preference per share ($ aggregate liquidation preference). The Series MRP Shares are being offered by the underwriters (the “Underwriters”) listed under “Underwriting,” for which are acting as representatives. [We have granted the Underwriters the right for days to purchase up to an additional Shares to cover overallotments. Unless otherwise specifically stated, the information throughout this prospectus supplement does not take into account the possible issuance to the Underwriters of additional Series MRP Shares pursuant to their right to purchase additional Series MRP Shares to cover overallotments.]

Dividend Rate	The Series MRP Shares will pay monthly cash dividends at a rate of % per annum. The dividend rate is subject to adjustment (but will not in any event be lower than %) in certain circumstances. See “Description of Mandatory Redeemable Preferred Shares — Series MRP Shares — Dividends and Dividend Periods — Fixed Dividend Rate,” “Description of Mandatory Redeemable Preferred Shares — Series MRP Shares — Dividends and Dividend Periods — Adjustment to Fixed Dividend Rate — Ratings” and “Description of Mandatory Redeemable Preferred Shares — Series MRP Shares — Dividends and Dividend Periods — Default Rate — Default Period” in this prospectus supplement.

Dividend Payments	The holders of Series MRP Shares will be entitled to receive cash dividends when, as and if authorized by the Board of Directors and declared by us, out of funds legally available therefor. Dividends on the Series MRP Shares will be payable on the first business day of each month, beginning on , 201 , and upon redemption of the Series MRP Shares (each payment date a “Dividend Payment Date”). The initial dividend period for the Series MRP Shares will commence on , 201 and end on , 201 . Each subsequent dividend period will be a one month period (or the portion thereof occurring prior to the redemption of such Series MRP Shares) (each dividend period a “Dividend Period”). Dividends with respect to any monthly Dividend Period will be declared and paid to holders of record of the Series MRP Shares as their names appear on our books and records at the close of business on the 15th day of such Dividend Period (or if such day is not a business day, the next preceding business day) or with respect to the initial Dividend Period, to holders of record of Series MRP Shares as their names appear on our books and records at the close of business on , 201. See “Description of Mandatory Redeemable Preferred Shares — Series MRP Shares — Dividends and Dividend Periods” in this prospectus supplement.

Term Redemption	We are required to redeem all outstanding Series MRP Shares on , 201 (the “Term Redemption Date”) at a redemption price equal to $ per share plus an amount equal to accumulated

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but unpaid dividends thereon (whether or not earned or declared but excluding interest thereon) to (but excluding) the Term Redemption Date (the “Redemption Price”). See “Description of Mandatory Redeemable Preferred Shares — Series      MRP Shares — Redemption — Term Redemption” in this prospectus supplement

Mandatory Redemption for Asset Coverage and Series MRP Shares Basic Maintenance Amount Asset Coverage.	If we fail to maintain asset coverage of at least 225% (the “Series MRP Shares Asset Coverage”) as of the close of business on the last day of any month and such failure is not cured as of the close of business on the date that is 30 days following such day, the Series MRP Shares will be subject to mandatory redemption at the Redemption Price. See “Asset Coverage Requirements” and “Description of Mandatory Redeemable Preferred Shares — Series MRP Shares — Redemption — Mandatory Redemption” in this prospectus supplement.

Series MRP Shares Basic Maintenance Amount. If we fail to maintain assets in our portfolio that have a value equal to the Series MRP Shares Basic Maintenance Amount (as defined below) as of the close of business on the last business day of any week, and such failure is not cured as of the close of business on the date that is 30 days following such day, the Series MRP Shares will be subject to mandatory redemption at the Redemption Price. See “Asset Coverage Requirements” and “Description of Mandatory Redeemable Preferred Shares — Series MRP Shares — Redemption — Mandatory Redemption” in this prospectus supplement.

Mandatory Redemption of Series MRP Shares. To the extent that a redemption of the Series MRP Shares is required as a result of our failure to maintain either (i) asset coverage of at least 225% or (ii) assets in our portfolio that have a value equal to the basic maintenance amount required by the rating agency rating the Series MRP Shares under its specific rating agency guideline at any time, the Series MRP Shares will be subject to mandatory redemption at the Redemption Price. See “Asset Coverage Requirements” and “Description of Mandatory Redeemable Preferred Shares — Series MRP Shares — Redemption — Mandatory Redemption” in this prospectus supplement.

Optional Redemption	We may redeem the Series MRP Shares at any time following , 201 at the Optional Redemption Price (as defined below) per share. On a limited basis, if at any time on or prior to , 201 , the Series MRP Shares Asset Coverage is greater than 225% but less than or equal to 235% for any 5 business days within a 10 business day period, we may redeem the Series MRP Shares at % of the liquidation preference per share, plus an amount equal to the then accumulated but unpaid dividends thereon to (but excluding) the date fixed for redemption. See “Description of Mandatory Redeemable Preferred Shares — Series MRP Shares — Redemption — Optional Redemption” in this prospectus supplement.

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Use of Proceeds	We estimate that our net proceeds from this offering after deducting the underwriting discount and estimated offering expenses payable by us will be approximately $ million[, or $ million if the Underwriters exercise the overallotment option in full]. We intend to use all of the net proceeds of this offering to make investments in portfolio companies in accordance with our investment objective and policies, to repay indebtedness and for general corporate purposes. See “Use of Proceeds” in this prospectus supplement.

NYSE Listing	Application has been made to list the Series MRP Shares on the NYSE under the symbol “KYN Pr ”. If the application is approved, trading on such exchange will begin within days after the date of this prospectus supplement, subject to notice of issuance. We have been advised by the Underwriters that they intend to make a market in the Series MRP Shares, but they are not obligated to do so and may discontinue market-making at any time without notice. Consequently, it is anticipated that, prior to the commencement of trading on the NYSE, an investment in Series MRP Shares may be illiquid.

Ratings	There can be no assurance that any rating obtained in connection with the offering of Series MRP Shares will be maintained at the level originally assigned through the term of the Series MRP Shares. The dividend rate payable on the Series MRP Shares will be subject to an increase in the event that the rating of the Series MRP Shares by (together with any nationally recognized statistical ratings agency then rating the Series MRP Shares, a “Rating Agency”) is downgraded below “ ” (or the equivalent of such rating by another Rating Agency), or if no Rating Agency is then rating the Series MRP Shares. See “Description of Mandatory Redeemable Preferred Shares — Series MRP Shares — Dividends and Dividend Periods — Adjustment to Fixed Dividend Rate — Ratings” in this prospectus supplement. The Board of Directors has the right to terminate the designation of or any other Rating Agency as a Rating Agency for purposes of the Series MRP Shares. In such event, any rating of such terminated Rating Agency, to the extent it would have been taken into account in any of the provisions of the Series MRP Shares which are described in this prospectus supplement or included in the Articles Supplementary, will be disregarded, and only the ratings of the then-designated Rating Agency will be taken into account.

Federal Income Tax Matters	Under present law, we believe that the Series MRP Shares will constitute equity, and thus distributions with respect to the Series MRP Shares will generally constitute dividends to the extent of our allocable current or accumulated earnings and profits, as calculated for federal income tax purposes. Such dividends generally will be taxable as ordinary income to holders but are expected to be treated as “qualified dividend income” that is generally subject to reduced rates of federal income taxation for noncorporate investors and are also expected to be eligible for the dividends received deduction available to corporate stockholders, in each case provided that certain holding period requirements are met. See “Federal Income Tax Matters” in this prospectus supplement.

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Redemption and Paying Agent	American Stock Transfer & Trust Company

Risk Factors	See “Risk Factors” and other information included in the accompanying prospectus, as well as “Risks of Investing in Mandatory Redeemable Preferred Shares” in this prospectus supplement, for a discussion of risk factors you should carefully consider before deciding to invest in Series MRP Shares.

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RISKS OF INVESTING IN MANDATORY REDEEMABLE PREFERRED SHARES

Investing in any of our securities involves risk, including the risk that you may receive little or no return on your investment or even that you may lose part or all of your investment. Therefore, before investing in the Series      MRP Shares you should consider carefully the following risks, as well as the risk factors set forth under “Risk Factors” beginning on page of the accompanying prospectus.

Interest Rate Risk

Our Series     MRP Shares pay dividends at a fixed dividend rate. Prices of fixed income investments vary inversely with changes in market yields. The market yields on intermediate term securities comparable to Series      MRP Shares may increase, which would likely result in a decline in the secondary market price of Series      MRP Shares prior to their term redemption.

Secondary Market and Delayed Listing Risk

Because we have limited prior trading history for exchange-listed preferred shares, it is difficult to predict the trading patterns of Series      MRP Shares, including the effective costs of trading Series      MRP Shares. Moreover, the Series      MRP Shares will not be immediately tradable on a stock exchange after the date of the offering and during this time period, an investment in Series      MRP Shares will be illiquid. Even after the application is approved and the Series      MRP Shares are listed on the NYSE as anticipated, there is a risk that the market for Series      MRP Shares may be thinly traded and relatively illiquid compared to the market for other types of securities, with the spread between the bid and asked prices considerably greater than the spreads of other securities with comparable terms and credit ratings.

Early Redemption Risk

We may voluntarily redeem Series      MRP Shares or may be forced to redeem Series      MRP Shares to meet regulatory requirements or asset coverage requirements. Such redemptions may be at a time that is unfavorable to holders of Series      MRP Shares. See “Asset Coverage Requirements” and “Description of Mandatory Redeemable Preferred Shares — Series      MRP Shares — Redemption” in this prospectus supplement.

Reinvestment Risk

Given the multi-year term and potential for early redemption of Series      MRP Shares, holders of Series      MRP Shares may face an increased reinvestment risk, which is the risk that the return on an investment purchased with proceeds from the sale or redemption of Series      MRP Shares may be lower than the return previously obtained from an investment in Series      MRP Shares.

Credit Crisis and Liquidity Risk

General market uncertainty and extraordinary conditions in the credit markets may impact the liquidity of our investment portfolio, which in turn, during extraordinary circumstances, could impact our distributions and/or the liquidity of the Term Redemption Liquidity Account. Furthermore, there may be market imbalances of sellers and buyers of Series      MRP Shares during periods of extreme illiquidity and volatility. Such market conditions may lead to periods of thin trading in any secondary market for the Series      MRP Shares and may make valuation of the Series      MRP Shares uncertain. As a result, the spread between bid and asked prices is likely to increase significantly such that a Series      MRP Shares investor may have greater difficulty selling his or her Series      MRP Shares. Less liquid and more volatile trading environments could result in sudden and significant increases or declines in the market price for Series      MRP Shares.

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USE OF PROCEEDS

We estimate that the net proceeds from the sale of the                  Series      MRP Shares that we are offering will be approximately $         million, after payment of the underwriting discount and estimated offering expenses payable by us [or approximately $         million if the Underwriters exercise the overallotment option in full].

We intend to use the net proceeds of this offering to make investments in portfolio companies in accordance with our investment objective and policies, to repay indebtedness and for general corporate purposes. We anticipate that we will be able to invest the net proceeds within                  months from the date of this prospectus supplement.

Pending such investments, we anticipate (i) repaying all or a portion of the indebtedness owed under our existing unsecured revolving credit facility and (ii) investing the remaining net proceeds in short-term securities issued by the U.S. government or its agencies or instrumentalities or in high quality, short-term or long-term debt obligations or money market instruments. A delay in the anticipated use of proceeds could lower returns and reduce the amount of cash available to make dividend and interest payments on preferred stock and debt securities, respectively, and reduce the amount of net distributable income available for distribution to our common stockholders.

At                 , 201 , we had outstanding borrowings on our revolving credit facility and term loan of $             and $        , respectively. Any borrowings under our revolving credit facility and term loan will be used to fund investments in portfolio companies and for general corporate purposes. Amounts repaid under our revolving credit facility and term loan will remain available for future borrowings. [Affiliates of some of the underwriters are lenders under our revolving credit facility and will receive a pro rata portion of the net proceeds from this offering, if any, used to reduce amounts outstanding under our revolving credit facility. See “Underwriting — Affiliations — Conflicts of Interests.”]

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CAPITALIZATION

The following table sets forth our capitalization as of             , 201 , as adjusted to give effect to the issuance of the Series      MRP Shares offered hereby. Common stockholders will bear the costs associated with this offering.

As of , 201
(Unaudited)
	Actual	As Adjusted
($ in 000s, except per share data)
Repurchase Agreements, Cash and Cash Equivalents	$		$(1)
Short-Term Debt:	$	$
Long-Term Debt:	$	$
Mandatory Redeemable Preferred Stock:
Series A MRP Shares, $0.001 par value per share, liquidation preference $25.00 per share (4,160,000 shares issued and outstanding, 4,160,000 shares authorized) (2)	$	$
Series B MRP Shares, $0.001 par value per share, liquidation preference $25.00 per share (320,000 shares issued and outstanding, 320,000 shares authorized) (2)	$	$
Series C MRP Shares, $0.001 par value per share, liquidation preference $25.00 per share (1,680,000 shares issued and outstanding, 1,680,000 shares authorized) (2)	$
Series E MRP Shares, $0.001 par value per share, liquidation preference $25.00 per share (4,800,000 shares issued and outstanding, 4,800,000 shares authorized) (2)
Series F MRP Shares, $0.001 par value per share, liquidation preference $25.00 per share (5,000,000 shares issued and outstanding, 5,000,000 shares authorized)(2)
Series G MRP Shares, $0.001 par value per share, liquidation preference $25.00 per share (2,000,000 shares issued and outstanding, 2,000,000 shares authorized)(2)
Series H MRP Shares, $0.001 par value per share, liquidation preference $25.00 per share (2,000,000 shares issued and outstanding, 2,000,000 authorized) (2)
Series I MRP Shares, $0.001 par value per share, liquidation preference $25.00 per share (1,000,000 shares issued and outstanding, 1,000,000 authorized) (2)
Series MRP Shares, $0.001 par value per share, liquidation preference $ per share ( shares issued and outstanding, shares authorized) (2)[(3)]
Common Stockholders’ Equity:
Common stock, $0.001 par value per share, shares authorized ( shares issued and outstanding) (2)	$	$
Paid-in capital
Accumulated net investment loss, net of income taxes, less dividends
Accumulated realized gains on investments, options, and interest rate swap contracts, net of income taxes
Net unrealized gains on investments and options, net of income taxes

Net assets applicable to common stockholders	$	$

(1)	We intend to use the net proceeds from this offering to make investments in portfolio companies in accordance with our investment objective and policies, to repay indebtedness or for general corporate purposes. Pending such uses, we anticipate either investing the proceeds in short-term securities issued by the U.S. government or its agencies or instrumentalities or in high quality, short-term or long-term debt obligations, money market instruments or cash.

(2)	We do not hold any of these outstanding securities for our account.

[(3)	This does not include shares that may be issued in connection with the underwriters’ over allotment option.]

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ASSET COVERAGE REQUIREMENTS

The 1940 Act and the Rating Agency rating the Series      MRP Shares impose asset coverage requirements that may limit our ability to engage in certain types of transactions and may limit our ability to take certain actions without confirming with the Rating Agency that such action will not impair the ratings.

We are required to satisfy two separate asset maintenance requirements with respect to outstanding Series      MRP Shares: (1) we must maintain assets in our portfolio that have a value, discounted in accordance with guidelines set forth by the Rating Agency, at least equal to the aggregate liquidation preference of the Series      MRP Shares, plus specified liabilities, payment obligations and other amounts as set forth by the Rating Agency (the “Series      MRP Shares Basic Maintenance Amount”); and (2) we must satisfy the 1940 Act asset coverage requirements. The Rating Agency may amend its guidelines from time to time.

In order to meet the 1940 Act asset coverage requirements, we must maintain, with respect to our outstanding preferred stock, asset coverage of at least 200%. Notwithstanding the foregoing, we have agreed, while the Series      MRP Shares are outstanding, to maintain the Series      MRP Shares Asset Coverage (or asset coverage of at least 225%). We estimate that based on our capitalization as of                 , 201 , our asset coverage, after giving effect to this offering would be:

	($	in millions	)
Value of Company assets less all liabilities and indebtedness not represented by senior securities	$
Senior securities representing indebtedness (including borrowings on our credit facility), plus the aggregate liquidation preference of all outstanding Preferred Shares	$			=	%

A copy of the current Rating Agency Guidelines will be provided to any holder of Series      MRP Shares promptly upon written request by such holder to the Company at 811 Main Street, 14th Floor, Houston, Texas 77002. See “Rating Agency Guidelines” in the accompanying prospectus for a more detailed description of our asset maintenance requirements.

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DESCRIPTION OF MANDATORY REDEEMABLE PREFERRED SHARES

The following is a brief description of the terms of the Series      MRP Shares. This description does not purport to be complete and is subject to and qualified in its entirety by reference to the more detailed description of the Mandatory Redeemable Preferred Shares in the Articles Supplementary, a copy of which is filed as an exhibit to our registration statement.

General

As of                 , 201 , our authorized capital consisted of                  shares of common stock, $0.001 par value per share; 4,160,000 shares of Series A Mandatory Redeemable Preferred Stock, $0.001 par value per share (the “Series A MRP Shares”); 320,000 shares of Series B Mandatory Redeemable Preferred Stock, $0.001 par value per share (the “Series B MRP Shares”); 1,680,000 shares of Series C Mandatory Redeemable Preferred Stock, $0.001 par value per share (the “Series C MRP Shares”); 4,800,000 shares of Series E Mandatory Redeemable Preferred Stock, $0.001 par value per share (the “Series E MRP Shares”); 5,000,000 shares of Series F Mandatory Redeemable Preferred Stock, $0.001 par value per share (the “Series F MRP Shares”); 2,000,000 shares of Series G Mandatory Redeemable Preferred Stock, $0.001 par value per share (the “Series G MRP Shares”); 2,000,000 shares of Series H Mandatory Redeemable Preferred Stock $0.001 par value per share (the “Series H MRP Shares”) and 1,000,000 shares of Series I Mandatory Redeemable Preferred Stock $0.001 par value per share (the “Series I MRP Shares”). In addition, the Articles Supplementary provide that                  shares of common stock shall be classified and designated as an aggregate of         Series      MRP Shares with the rights, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms and conditions of redemption as set forth in the Articles Supplementary.

As of                 , 201 there were no outstanding options or warrants to purchase our stock. No stock has been authorized for issuance under any equity compensation plans. Under Maryland law, our stockholders generally are not personally liable for our debts or obligations.

Under our Charter, our Board of Directors is authorized to classify and reclassify any unissued shares of stock into other classes or series of stock and authorize the issuance of shares of stock on a parity with the Series A MRP Shares, Series B MRP Shares, Series C MRP Shares, the Series E MRP Shares, the Series F MRP Shares, the Series G MRP Shares, the Series H MRP Shares, the Series I MRP Shares and the Series      MRP Shares with preferences, rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms and conditions of redemption as determined by the Board of Directors without obtaining stockholder approval. As permitted by the Maryland General Corporation Law, our Charter provides that the Board of Directors, without any action by our stockholders, may amend the Charter from time to time to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that we have authority to issue.

Series      MRP Shares

The Series      MRP Shares have a liquidation preference of $          per share, plus all accumulated but unpaid dividends (whether or not earned or declared) to the date of final distribution. The Series      MRP Shares when issued and sold through this offering (1) will be fully paid and non-assessable, (2) will not be convertible into shares of our common stock or any other security and (3) will have no preemptive rights. The Series      MRP Shares will be subject to optional and mandatory redemption as described below under “— Redemption.”

Holders of Series      MRP Shares will not receive certificates representing their ownership interest in such shares. The Depository Trust Company will initially act as Securities Depository with respect to the Series      MRP Shares.

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American Stock Transfer & Trust Company will act as the transfer agent, registrar and paying agent (“paying agent”) for the Series      MRP Shares. Furthermore, the paying agent will send notices to holders of Series      MRP Shares of any meeting at which holders of Series      MRP Shares have the right to vote. See “— Voting Rights” below. However, the paying agent generally will serve merely as our agent, acting in accordance with our instructions.

Dividends and Dividend Periods

General.     Holders of Series      MRP Shares will be entitled to receive monthly cumulative cash dividends, when, as and if authorized by the Board of Directors and declared by us, out of funds legally available therefor, on the initial Dividend Payment Date with respect to the initial Dividend Period and, thereafter, on each Dividend Payment Date with respect to a subsequent Dividend Period at the rate per annum (the “Dividend Rate”) equal to the Applicable Rate (or the “Default Rate”) for each Dividend Period. The Applicable Rate is computed on the basis of a 360 day year consisting of twelve 30 day months. Dividends so authorized and declared and payable shall be paid to the extent permitted under Maryland law and to the extent available and in preference to and priority over any distribution declared and payable on our common stock. For a description of the tax treatment of distributions paid on the Series      MRP Shares, see “Federal Income Tax Matters” in this prospectus supplement.

Fixed Dividend Rate.     The Applicable Rate is an annual rate of % for Series      MRP Shares and may be adjusted upon a change in the credit rating of the Series      MRP Shares.

Payment of Dividends and Dividend Periods.     Dividends on the Series      MRP Shares will be payable on the first business day of each month, beginning                 , 201 and upon redemption of the Series      MRP Shares. The initial Dividend Period for the Series      MRP Shares will commence on                 , 201 and end on                 , 201 and each subsequent Dividend Period will be a one month period (or the portion thereof occurring prior to the redemption of such Series      MRP Shares). Dividends with respect to any monthly Dividend Period will be declared and paid to holders of record of Series      MRP Shares as their names shall appear on our books and records, at the close of business on the 15th day of such Dividend Period (or if such day is not a business day, the next preceding business day) or, with respect to the initial Dividend Period, to holders of record of Series      MRP Shares as their names shall appear on our books and records at the close of business on                 , 201 (each, a “Record Date”). Dividends payable on any Series      MRP Shares for any period of less than a full monthly Dividend Period (or a period of more than a full monthly dividend period in the case of the Initial Dividend Period) or upon any redemption of such shares on any redemption date other than on a Dividend Payment Date, will be computed on the basis of the actual number of days elapsed for any period divided by 360.

Adjustment to Fixed Dividend Rate — Ratings.     So long as the Series      MRP Shares are rated on any date no less than “                ” by (or no less than the equivalent of such rating by another Rating Agency), then the Dividend Rate for such series of shares will be equal to the Applicable Rate. If the highest credit rating assigned by (or any other rating agency) on any date to the outstanding Series      MRP Shares is equal to one of the ratings set forth in the table below, the Dividend Rate applicable to such outstanding shares for such date will be adjusted by adding the respective enhanced dividend amount (which shall not be cumulative) set forth opposite such rating (or the equivalent rating from any other rating agency) to the Applicable Rate.

Dividend Rate Adjustment Schedule

[Rating Agency]	Enhanced Dividend Amount
%
%
%
%
%

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We shall use our reasonable best efforts to cause at least one Rating Agency to maintain a current rating on the outstanding Series      MRP Shares. If no Rating Agency is rating the outstanding Series      MRP Shares, the Dividend Rate (so long as no such rating exists) applicable to the Series      MRP Shares for such date shall be a rate equal to the Applicable Rate plus     %, unless the Dividend Rate is the Default Rate, in which case the Dividend Rate shall remain the Default Rate.

The Board of Directors has the right to terminate the designation of                  or any other Rating Agency as a Rating Agency for purposes of the Series      MRP Shares. In such event, any rating of such terminated Rating Agency, to the extent it would have been taken into account in any of the provisions of the Series      MRP Shares which are described in this prospectus supplement or included in the Articles Supplementary, will be disregarded, and only the rating of the then-designated Rating Agency will be taken into account. If a Rating Agency replaces any credit rating used in the determination of the Dividend Rate with a replacement credit rating, references to the replaced credit rating shall thereafter refer to the replacement credit rating. No adjustment to the Dividend Rate shall result in the Dividend Rate being less than the Applicable Rate.

Default Rate — Default Period.     The Dividend Rate will be the Default Rate in the following circumstances. Subject to the cure provisions below, a “Default Period” with respect to Series      MRP Shares will commence on any Dividend Payment Date or any date on which the Company would be required to redeem any Series      MRP Shares assuming none of the conditions of the Special Proviso (as defined below) were applicable if we fail to deposit irrevocably in trust in same-day funds, with the paying agent by 3:00 p.m., New York City time, (i) the full amount of any dividends on the Series      MRP Shares payable on the Dividend Payment date (a “Dividend Default”) or (ii) the full amount of any redemption price payable with respect to any redemption required assuming none of the conditions of the Special Proviso exist (the “Redemption Date”) (a “Redemption Default” and, together with a Dividend Default, hereinafter referred to as a “Default”). Subject to the cure provisions in the next paragraph below, a Default Period with respect to a Default or a Redemption Default shall end on the business day on which, by 12:00 noon, New York City time, all unpaid dividends and any unpaid redemption price shall have been deposited irrevocably in trust in same-day funds with the paying agent. In the case of a Dividend Default, the Dividend Rate for each day during the Default Period will be equal to the Default Rate. The “Default Rate” for any calendar day shall be equal to the Applicable Rate in effect on such day plus                  percent (     %) per annum.

No Default Period with respect to a Dividend Default or Redemption Default will be deemed to commence if the amount of any dividend or any redemption price due (if such default is not solely due to our willful failure) is deposited irrevocably in trust, in same-day funds with the paying agent by 12:00 noon, New York City time, within three business days after the applicable Dividend Payment Date or Redemption Date, together with an amount equal to the Default Rate applied to the amount and period of such non-payment based on the number of days comprising such period divided by 360.

Mechanics of Payment of Dividends.     Not later than 3:00 p.m., New York City time, on the business day next preceding each Dividend Payment Date, we are required to deposit with the paying agent sufficient funds for the payment of dividends. We do not intend to establish any reserves for the payment of dividends. All amounts paid to the paying agent for the payment of dividends will be held irrevocably in trust for the payment of such dividends to the holders of Series      MRP Shares. Dividends will be paid by the paying agent to the holders of Series      MRP Shares as their names appear on our books and records on the Record Date. Such payments are made to holders of Series      MRP Shares as their names appear on our books and records at the close of business on the 15th day of such Dividend Period (or if such day is not a business day, the next preceding business day) or, with respect to the initial Dividend Period, to holders of record of Series      MRP Shares as their names appear on our books and records at the close of business on                 , 201 . Dividends that are in arrears for any past Dividend Period may be declared and paid at any time, without reference to any regular Dividend Payment Date to the holders of Series      MRP Shares as their names appear on our books and records on the close of business on a date, not exceeding 15 days preceding the payment date, as may be fixed by the Board of Directors. Any payment of dividends in arrears will first be credited against the earliest accumulated but

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unpaid dividends. No interest will be payable in respect of any dividend payment or payments on any Series      MRP Shares which may be in arrears. See “— Default Rate — Default Period” above.

Upon failure to pay dividends for two years or more, the holders of Series      MRP Shares will acquire certain additional voting rights. See “— Voting Rights” below. Such rights shall be the exclusive remedy of the holders of Series      MRP Shares upon any failure to pay dividends on Series      MRP Shares.

Redemption

Term Redemption.     We are required to redeem all of the Series      MRP Shares on , 201 , the Term Redemption Date, at the Redemption Price.

Optional Redemption.     To the extent permitted under the 1940 Act and Maryland law, we may, at our option, redeem Series      MRP Shares, in whole or in part, out of funds legally available therefor, at any time and from time to time, upon not less than 30 calendar days nor more than 40 calendar days prior notice. This optional redemption is limited during the first year the Series      MRP Shares are outstanding to situations in which the Series      MRP Shares Asset Coverage is greater than 225%, but less than or equal to 235% for any five business days within a 10 business day period. The amount of Series      MRP Shares that may be redeemed during the first year may not exceed an amount that results in a Series      MRP Share Asset Coverage of more than 250% pro forma for such redemption. At any time on or prior to                 , 201 , subject to the foregoing conditions, we may redeem Series      MRP Shares at a price per share equal to 102% of the liquidation preference per share, plus an amount equal to accumulated but unpaid dividends thereon (whether or not earned or declared but excluding interest thereon) to (but excluding) the date fixed for redemption. After                 , 201 , subject to the foregoing conditions and to the extent permitted under the 1940 Act and Maryland law, we may redeem the Series      MRP Shares at the Optional Redemption Price per share. The “Optional Redemption Price” shall equal the product of the percentage provided below, as applicable, and the liquidation preference per share, plus an amount equal to accumulated but unpaid dividends thereon (whether or not earned or declared but excluding interest thereon) to (but excluding) the date fixed for redemption:

Time Periods	Percentage
After , 201 and on or before , 201		%
After , 201 and on or before , 201		%
After , 201 and on or before the Term Redemption Date		%

If fewer than all of the outstanding Series      MRP Shares are to be redeemed in an optional redemption, we shall allocate the number of shares required to be redeemed pro rata among the holders of Series      MRP Shares in proportion to the number of shares they hold, by lot or by such other method as we shall deem fair and equitable.

We shall not effect any optional redemption unless (i) on the date of such notice and on the date fixed for redemption we have available either (A) cash or cash equivalents or (B) any other Deposit Securities with a maturity or tender date not later than one day preceding the applicable redemption date, or any combination thereof, having an aggregate value not less than the amount, including any applicable premium, due to holders of the Series      MRP Shares by reason of the redemption of the Series      MRP Shares on such date fixed for the redemption and (ii) we would satisfy the Series      MRP Shares Basic Maintenance Amount.

We also reserve the right to repurchase Series      MRP Shares in market or other transactions from time to time in accordance with applicable law and our Charter (including the Articles Supplementary) and at a price that may be more or less than the liquidation preference of the Series      MRP Shares, but we are under no obligation to do so.

S-MRPS-14

Mandatory Redemption.     If, while any Series      MRP Shares are outstanding, we fail to maintain the Series      MRP Shares Asset Coverage as of the last day of any month or the Series      MRP Shares Basic Maintenance Amount as of any valuation date (any such day, an “Asset Coverage Cure Date”), and such failure is not cured as of the date that is 30 days from such Asset Coverage Cure Date (any such day, a “Cure Date”), the Series      MRP Shares will be subject to mandatory redemption out of funds legally available therefor at the Redemption Price; provided, however, that if a redemption of the Series A MRP Shares is required as a result of our failure to maintain either (i) asset coverage of at least 225% or (ii) the basic maintenance amount required by the rating agency rating the Series A MRP Shares under its specific rating agency guideline in effect at such time, a pro rata redemption of the Series      MRP Shares shall also be required. See “Rating Agency Guidelines — 1940 Act Asset Coverage” in the accompanying prospectus, but note that we have agreed, while the Series      MRP Shares are outstanding, to maintain asset coverage of at least 225% instead of 200%.

The number of Series      MRP Shares to be redeemed under these circumstances will be equal to the product of (1) the quotient of the number of outstanding Series      MRP Shares divided by the aggregate number of our outstanding Preferred Shares, including the Series      MRP Shares, and (2) the minimum number of Preferred Shares, including the Series      MRP Shares, the redemption of which would result in our satisfying the Series      MRP Shares Asset Coverage or Series      MRP Shares Basic Maintenance Amount, as the case may be, in each case as of the relevant Cure Date (provided that, if there is no such minimum number of shares the redemption of which would have such result, all Series      MRP Shares then outstanding will be redeemed).

We shall allocate the number of shares required to be redeemed to satisfy the Series      MRP Shares Asset Coverage or Series      MRP Shares Basic Maintenance Amount, as the case may be, pro rata among the holders of Series      MRP Shares in proportion to the number of shares they hold, by lot or by such other method as we shall deem fair and equitable, subject to any mandatory redemption provisions.

We are required to effect such a mandatory redemption not sooner than 30 days and not later than 40 days after the Cure Date (the “Mandatory Redemption Date”) except that if we (1) do not have funds legally available for the redemption of, (2) are not permitted under any agreement or instrument relating to or evidencing indebtedness of the Company to redeem, or (3) are not otherwise legally permitted to redeem, all of the required number of Series      MRP Shares and shares of any other class or series of Preferred Stock that are subject to mandatory redemption (we refer to clauses (1), (2) and (3) of this sentence as the “Special Proviso”), or we otherwise are unable to effect such redemption on or prior to such Mandatory Redemption Date; then we shall redeem those Series      MRP Shares and shares of any other class or series of Preferred Stock on the earliest practical date on which we will have such funds available and are not otherwise prohibited from redeeming pursuant to any agreements or instruments or applicable law, upon notice to record holders of the Preferred Shares that are subject to mandatory redemption and the paying agent. Our ability to make a mandatory redemption may be limited by the provisions of the 1940 Act or Maryland law.

Redemption Procedure.     In the event of a redemption, we will file a notice of our intention to redeem any Series      MRP Shares with the SEC under Rule 23c-2 under the 1940 Act or any successor provision, to the extent applicable.

We also shall deliver a notice of redemption to the paying agent and the holders of Series      MRP Shares to be redeemed not less than 30 days nor more than 40 days prior to the applicable redemption date (“Notice of Redemption”). The Notice of Redemption will be addressed to the registered owners of the Series      MRP Shares at their addresses appearing on our books or records. Such notice will set forth (1) the redemption date, (2) the number and identity of Series      MRP Shares to be redeemed, (3) the redemption price (specifying the amount of accumulated dividends to be included therein and the amount of the redemption premium, if any), (4) that dividends on the shares to be redeemed will cease to accumulate on such redemption date, and (5) the provision under the Articles Supplementary by which redemption shall be made. No defect in the Notice of Redemption or in the transmittal or mailing thereof will affect the validity of the redemption proceedings, except as required by applicable law.

S-MRPS-15

If less than all of the Series      MRP Shares are to be redeemed on any date, the shares per holder to be redeemed on such date will be selected by us on a pro rata basis in proportion to the number of shares held by such holder, by lot or by such other method as is determined by us to be fair and equitable.

If Notice of Redemption has been given, then upon the deposit with the paying agent of funds sufficient to effect such redemption, dividends on such shares will cease to accumulate and such shares will be no longer deemed to be outstanding for any purpose and all rights of the holders of the shares so called for redemption will cease and terminate, except the right of the holders of such shares to receive the redemption price, but without any interest or additional amount. Upon written request, we shall be entitled to receive from the paying agent, promptly after the date fixed for redemption, any cash deposited with the paying agent in excess of (1) the aggregate redemption price of the Series      MRP Shares called for redemption on such date and (2) such other amounts, if any, to which holders of Series      MRP Shares called for redemption may be entitled. Any funds so deposited that are unclaimed two years after such redemption date will be paid, to the extent permitted by law, by the paying agent to us upon our request. Subsequent to such payment, holders of Series      MRP Shares called for redemption may look only to us for payment.

To the extent that any redemption for which a Notice of Redemption has been given is not made by reason of the Special Proviso, such redemption shall be made as soon as practicable to the extent such funds become legally available or such redemption is no longer otherwise prohibited. Failure to redeem Series      MRP Shares shall be deemed to exist when we shall have failed, for any reason whatsoever, to deposit with the Paying Agent on or prior to the date fixed for redemption the redemption price with respect to any shares for which such Notice of Redemption has been given in accordance with the Articles Supplementary. Notwithstanding the fact that we may not have redeemed Series      MRP Shares for which a Notice of Redemption has been given, dividends may be declared and paid on Series      MRP Shares and shall include those Series      MRP Shares for which Notice of Redemption has been given but for which deposit of funds has not been made.

So long as any Series      MRP Shares are held of record by the nominee of the Securities Depository, the redemption price for such shares will be paid on the redemption date to the nominee of the Securities Depository. The Securities Depository’s normal procedures provide for it to distribute the amount of the redemption price to its agent members who, in turn, are expected to distribute such funds to the persons for whom they are acting as agent.

Notwithstanding the provisions for redemption described above, no Series      MRP Shares may be redeemed unless all dividends in arrears on the outstanding Series      MRP Shares, and any of our shares ranking on a parity with the Series      MRP Shares with respect to the payment of dividends or upon liquidation, have been or are being contemporaneously paid or set aside for payment, except in connection with our liquidation, in which case all Series      MRP Shares and all shares ranking in parity with the Series      MRP Shares must receive proportionate amounts. At any time we may purchase or acquire all the outstanding Series      MRP Shares pursuant to the successful completion of an otherwise lawful purchase or exchange offer made on the same terms to, and accepted by, holders of all outstanding Series      MRP Shares.

Except for the provisions described above, nothing contained in the Articles Supplementary limits any legal right of ours to purchase or otherwise acquire any Series      MRP Shares at any price, whether higher or lower than the price that would be paid in connection with an optional or mandatory redemption, so long as, at the time of any such purchase, there is no arrearage in the payment of dividends on, or the mandatory or optional redemption price with respect to, any Series      MRP Shares for which Notice of Redemption has been given and we are in compliance with the Series      MRP Shares Asset Coverage and the Series      MRP Shares Basic Maintenance Amount after giving effect to such purchase or acquisition on the date thereof. Any shares purchased, redeemed or otherwise acquired by us shall be returned to the status of authorized but unissued shares of common stock. If less than all outstanding Series      MRP Shares are redeemed or otherwise acquired by us, we shall give notice of such transaction to the paying agent, in accordance with the procedures agreed upon by the Board of Directors.

S-MRPS-16

Term Redemption Liquidity Account

On or prior                 , 201 (the “Liquidity Account Initial Date”), we will cause the custodian to segregate, by means of appropriate identification on its books and records or otherwise in accordance with the custodian’s normal procedures, from our other assets (the “Term Redemption Liquidity Account”) Deposit Securities (each a “Liquidity Account Investment” and collectively, the “Liquidity Account Investments”) with an aggregate Market Value equal to at least    % of the Term Redemption Amount (as defined below) with respect to such Series      MRP Shares.

The “Term Redemption Amount” for Series      MRP Shares is equal to the Redemption Price to be paid on the Term Redemption Date, based on the number of Series      MRP Shares then outstanding, assuming for this purpose that the Dividend Rate in effect at the Liquidity Account Initial Date will be the Dividend Rate in effect until the Term Redemption Date. If, on any date after the Liquidity Account Initial Date, the aggregate Market Value of the Liquidity Account Investments included in the Term Redemption Liquidity Account for Series      MRP Shares as of the close of business on any business day is less than     % of the Term Redemption Amount, then we will cause the custodian to take all such necessary actions, including segregating our assets as Liquidity Account Investments, so that the aggregate Market Value of the Liquidity Account Investments included in the Term Redemption Liquidity Account is at least equal to     % of the Term Redemption Amount not later than the close of business on the next succeeding business day.

We may instruct the custodian on any date to release any Liquidity Account Investments from segregation with respect to the Series      MRP Shares and to substitute therefor other Liquidity Account Investments not so segregated, so long as the assets segregated as Liquidity Account Investments at the close of business on such date have a Market Value equal to    % of the Term Redemption Amount. We will cause the custodian not to permit any lien, security interest or encumbrance to be created or permitted to exist on or in respect of any Liquidity Account Investments included in the Term Redemption Liquidity Account, other than liens, security interests or encumbrances arising by operation of law and any lien of the custodian with respect to the payment of its fees or repayment for its advances.

The Liquidity Account Investments included in the Term Redemption Liquidity Account may be applied by us, in our discretion, towards payment of the Redemption Price. The Series      MRP Shares shall not have any preference or priority claim with respect to the Term Redemption Liquidity Account or any Liquidity Account Investments deposited therein. Upon the deposit by us with the Paying Agent of Liquidity Account Investments having an initial combined Market Value sufficient to effect the redemption of the Series      MRP Shares on the Term Redemption Date, the requirement to maintain the Term Redemption Liquidity Account as described above will lapse and be of no further force and effect.

Voting Rights

Except as otherwise indicated in our Charter or Bylaws, or as otherwise required by applicable law, holders of our preferred stock (including our Series      MRP Shares) have one vote per share and vote together with holders of common stock as a single class on all matters submitted to our stockholders. See “Description of Capital Stock — Preferred Stock — Voting Rights” in the accompanying prospectus.

The 1940 Act requires that the holders of any preferred stock (including our Series      MRP Shares), voting separately as a single class, have the right to elect at least two directors at all times. The remaining directors will be elected by holders of common stock and preferred stock (including our Series      MRP Shares), voting together as a single class. In addition, the holders of any shares of our preferred stock (including our Series      MRP Shares) have the right to elect a majority of the directors at any time two years’ accumulated dividends on our preferred stock (including our Series      MRP Shares) are unpaid or at any other time provided for under the 1940 Act. The 1940 Act also requires that, in addition to any approval by stockholders that might otherwise be required, the approval of the holders of a majority of shares of our outstanding preferred stock

S-MRPS-17

(including our Series      MRP Shares), voting separately as a class, would be required to (i) adopt any plan of reorganization that would adversely affect our Series      MRP Shares, and (ii) take any action requiring a vote of security holders under Section 13(a) of the 1940 Act, including, among other things, changes in our subclassification as a closed-end investment company or changes in our fundamental investment restrictions. See “Description of Capital Stock — Certain Provisions of the Maryland General Corporation Law and Our Charter and Bylaws” in the accompanying prospectus.

The affirmative vote of the holders of a majority of our outstanding preferred stock (including our Series      MRP Shares) determined with reference to a 1940 Act Majority (as defined in our Charter), voting as a separate class, will be required to (1) approve any plan of reorganization (as such term is used in the 1940 Act) adversely affecting such shares or any action requiring a vote of our security holders under Section 13(a) of the 1940 Act, (2) approve our liquidation or dissolution, (3) approve, in certain circumstances, the creation, incurrence or existence of any material lien, mortgage, pledge, charge, security interest, security agreement, conditional sale or trust receipt or other material encumbrance of any kind upon any of our assets as a whole and (4) create, authorize, issue, incur or suffer to exist any indebtedness for borrowed money or any direct or indirect guarantee of such indebtedness for borrowed money or any direct or indirect guarantee of such indebtedness, except as may be permitted by our investment restrictions or the 1940 Act, provided, however, that in certain instances the entering into one or more repurchase agreements will not constitute indebtedness.

The affirmative vote of the holders of two-thirds of our outstanding Series      MRP Shares or, if the NYSE amends its voting rights policy to allow investment companies regulated under the 1940 Act to use the 1940 Act Majority (as defined in our Charter) voting standard, the affirmative vote of the holders of a 1940 Act Majority (as defined in our Charter) of the outstanding Series      MRP Shares, voting separately as a series, will be required with respect to any matter that materially and adversely affects the rights, preferences, or powers of the Series      MRP Shares in a manner different from that of our other separate series of classes of stock.

The affirmative vote of the holders of two-thirds of our outstanding preferred stock (including our Series      MRP Shares), or if the NYSE amends its voting rights policy to allow investment companies regulated under the 1940 Act to use the 1940 Act Majority (as defined in our Charter) voting standard, the affirmative vote of the holders of the 1940 Act Majority (as defined in our Charter) of the outstanding preferred stock (including our Series      MRP Shares), voting as a separate class will be required (1) to amend, alter or repeal any of the preferences, rights or powers of holders of our preferred stock (including our Series      MRP Shares) so as to affect materially and adversely such preferences, rights or powers, and (2) to approve the issuance of shares of any class of stock (or the issuance of a security convertible into, or a right to purchase, shares of a class or series) ranking senior to our preferred stock (including our Series      MRP Shares) with respect to the payment of dividends or the distribution of assets.

The foregoing voting provisions will not apply with respect to the Series      MRP Shares if, at or prior to the time when a vote is required, such shares have been (i) redeemed or (ii) called for redemption and sufficient funds shall have been deposited in trust to effect such redemption.

The class vote of holders of our preferred stock described above will in each case be in addition to any other vote required to authorize the action in question.

S-MRPS-18

FEDERAL INCOME TAX MATTERS

The following is a general summary of certain federal income tax considerations regarding the ownership and disposition of Series      MRP Shares. This discussion is based on the provisions of the U.S. Internal Revenue Code of 1986, as amended (the “Code”), the applicable Treasury regulations promulgated thereunder, judicial authority and current administrative rulings and practice, all of which are subject to change, possibly on a retroactive basis. There can be no assurance that the Internal Revenue Service (the “IRS”) will not challenge one or more of the tax consequences described herein, and we have not obtained, nor do we intend to obtain, a ruling from the IRS with respect to such consequences. This discussion does not purport to be complete or to deal with all aspects of federal income taxation that may be relevant to holders in light of their particular circumstances or who are subject to special rules, such as banks, thrift institutions and certain other financial institutions, real estate investment trusts, regulated investment companies, insurance companies, brokers and dealers in securities or currencies, certain securities traders, tax-exempt investors, individual retirement accounts, certain tax-deferred accounts, and foreign investors. Tax matters are very complicated, and the tax consequences of an investment in and holding of Series      MRP Shares will depend on the particular facts of each investor’s situation. Investors are urged to consult their own tax advisors with respect to the application to their own circumstances of the general federal income taxation rules described below and with respect to other federal, state, local or foreign tax consequences to them before making an investment in Series      MRP Shares. Unless otherwise noted, this discussion assumes that investors are U.S. persons for federal income tax purposes and hold Series      MRP Shares as capital assets. For more detailed information regarding the federal income tax consequences of investing in our securities see “Tax Matters” in the accompanying prospectus.

If an entity that is classified as a partnership for federal income tax purposes is a beneficial owner of Series      MRP Shares, the tax treatment of a partner in the partnership generally will depend upon the status of the partner and the activities of the partnership. Partnerships and other entities that are classified as partnerships for federal income tax purposes and persons holding Series      MRP Shares through a partnership or other entity classified as a partnership for federal income tax purposes are urged to consult their own tax advisors.

Federal Income Tax Treatment of Holders of Series      MRP Shares

Under present law, we believe that the Series      MRP Shares will constitute equity, and thus distributions with respect to the Series      MRP Shares (other than distributions in redemption of Series      MRP Shares subject to Section 302(b) of the Code) will generally constitute dividends to the extent of our allocable current or accumulated earnings and profits, as calculated for federal income tax purposes. Such dividends generally will be taxable as ordinary income to holders but are expected to be treated as “qualified dividend income” that is generally subject to reduced rates of federal income taxation for noncorporate investors that meet certain holding periods and are also expected to be eligible for the dividends received deduction available to corporate stockholders under Section 243 of the Code. Under federal income tax law, qualified dividend income received by individual and other noncorporate stockholders is taxed at long-term capital gain rates, which currently reach a maximum of 20%. Qualified dividend income generally includes dividends from domestic corporations and dividends from non-U.S. corporations that meet certain criteria. To be treated as qualified dividend income, the stockholder must hold the Series      MRP Shares paying otherwise qualifying dividend income more than 60 days during the 121-day period beginning 60 days before the ex-dividend date. A stockholder’s holding period may be reduced for purposes of this rule if the stockholder engages in certain risk reduction transactions with respect to the Series      MRP Shares. In addition, a 3.8% Medicare contribution tax generally applies to dividend income and net capital gains for taxpayers whose adjusted gross incomes exceed $200,000 for single filers and $250,000 for married joint filers.

Corporate holders should be aware that certain limitations apply to the availability of the dividends received deduction, including limitations on the aggregate amount of the deduction that may be claimed and limitations based on the holding period of the Series      MRP Shares on which the dividend is paid, which holding period may be reduced if the holder engages in risk reduction transactions with respect to its Series      MRP Shares.

S-MRPS-19

Corporate holders are urged to consult their own tax advisors regarding the application of these limitations to their particular situation.

Generally, a corporation’s earnings and profits are computed based upon taxable income, with certain specified adjustments. We anticipate that the cash distributions received from MLPs in our portfolio will exceed the earnings and profits associated with owning such MLPs.

Earnings and profits are generally treated, for federal income tax purposes, as first being used to pay distributions on Series MRP Shares, and then to the extent remaining, if any, to pay distributions on our common stock. Distributions in excess of our earnings and profits, if any, will first reduce a stockholder’s adjusted tax basis in his or her Series      MRP Shares and, after the adjusted tax basis is reduced to zero, will constitute capital gains to a stockholder.

Sale, Exchange or Redemption of Series      MRP Shares.     The sale or exchange of Series      MRP Shares by holders will generally be a taxable transaction for federal income tax purposes. Holders of shares of stock who sell or exchange such shares will generally recognize gain or loss in an amount equal to the difference between the net proceeds of the sale or exchange and their adjusted tax basis in the shares sold or exchanged. The gain or loss from the sale or exchange of Series      MRP Shares will generally be capital gain or loss if you hold your Series      MRP Shares as a capital asset. Similarly, a redemption by us (including a redemption resulting from our liquidation), if any, of all the shares actually and constructively held by a stockholder generally will give rise to capital gain or loss under Section 302(b) of the Code, except to the extent that the redemption proceeds represent declared but unpaid dividends. Other redemptions may also give rise to capital gain or loss, but certain conditions imposed by Section 302(b) of the Code must be satisfied as to the redeeming stockholder to achieve such treatment. If a redemption by us does not satisfy the conditions imposed by Section 302(b) of the Code for a redeeming stockholder, the redemption will constitute a distribution on the Series      MRP Shares to the stockholder subject to the rules set forth in the paragraphs above.

Capital gain or loss will generally be long-term capital gain or loss if the Series      MRP Shares were held for more than one year and will be short-term capital gain or loss if the disposed Series      MRP Shares were held for one year or less. Net long-term capital gain recognized by a noncorporate holder generally will be subject to federal income tax at a lower rate (currently a maximum rate of 20%) than net short-term capital gain or ordinary income (currently a maximum rate of 39.6%). For corporate holders, capital gain is generally taxed at the same rate as ordinary income, that is, currently at a maximum rate of 35%. A holder’s ability to deduct capital losses may be limited.

Backup Withholding.     We may be required to withhold, for federal income tax purposes, a portion of all distributions (including redemption proceeds) payable to stockholders who fail to provide us with their correct taxpayer identification number, who fail to make required certifications or who have been notified by the IRS that they are subject to backup withholding (or if we have been so notified). Certain corporate and other stockholders specified in the Code and the applicable Treasury regulations are exempt from backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the stockholder’s federal income tax liability provided the appropriate information is furnished to the IRS in a timely manner.

Other Taxation

Non-U.S. stockholders, including stockholders who are nonresident alien individuals, may be subject to U.S. withholding tax on certain distributions at a rate of 30% or such lower rates as may be prescribed by any applicable treaty. In addition, recently enacted legislation may impose additional U.S. reporting and withholding requirements on certain foreign financial institutions and other foreign entities with respect to distributions on and proceeds from the sale or disposition of our stock. This legislation will generally be effective for payments of dividends made on or after January 1, 2014 and payments of gross proceeds from sales of Series      MRP Shares made on or after July 1, 2017. Non-U.S. stockholders should consult their tax advisors regarding the possible implications of this legislation as well as the other U.S. federal, state, local and foreign tax consequences of an investment in our stock.

S-MRPS-20

UNDERWRITING

[TO BE FURNISHED AT TIME OF OFFERING]

LEGAL MATTERS

Certain legal matters in connection with the securities offered hereby will be passed upon for us by Paul Hastings LLP, Costa Mesa, California. Paul Hastings LLP may rely as to certain matters of Maryland law on the opinion of Venable LLP, Baltimore, Maryland. Certain legal matters in connection with this offering will be passed upon for the Underwriters by                 ,                     .

WHERE YOU CAN FIND MORE INFORMATION

We are subject to the informational requirements of the Exchange Act and the 1940 Act and are required to file reports (including annual and semi-annual reports), proxy statements and other information with the SEC. We voluntarily file quarterly shareholder reports. Our most recent shareholder report filed with the SEC is for the period ended                 , 201 . These documents are available on the SEC’s EDGAR system and can be inspected and copied for a fee at the SEC’s public reference room at 100 F Street, N.E., Room 1580, Washington, D.C. 20549. Additional information about the operation of the public reference room facilities may be obtained by calling the SEC at (202) 551-5850.

This prospectus supplement and the accompanying prospectus do not contain all of the information in our registration statement, including amendments, exhibits and schedules. Statements in this prospectus supplement and the accompanying prospectus about the contents of any contract or other document are not necessarily complete and in each instance reference is made to the copy of the contract or other document filed as an exhibit to the registration statement, each such statement being qualified in all respects by this reference. Additional information about us can be found in our registration statement (including amendments, exhibits, and schedules) on Form N-2 filed with the SEC. The SEC maintains a web site (http://www.sec.gov) that contains our registration statement, other documents incorporated by reference, and other information we have filed electronically with the SEC, including proxy statements and reports filed under the Exchange Act.

S-MRPS-21

$

Kayne Anderson MLP Investment Company

[LOGO]

        % Mandatory Redeemable Preferred Shares

Liquidation Preference $         per share

Mandatorily Redeemable                 , 201

P R O S P E C T U S  S U P P L E M E N T

[Underwriter(s)]

                , 201

The information in this preliminary prospectus supplement is not complete and may be changed. A registration statement relating to these securities has been filed with and declared effective by the Securities and Exchange Commission. The preliminary prospectus supplement and the accompanying prospectus are not an offer to sell these securities and are not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

FORM OF PROSPECTUS SUPPLEMENT

(To prospectus dated                 , 201 )

Subject to completion, dated                 , 20    .

$

Series                 [Floating Rate] Notes due 20

Kayne Anderson MLP Investment Company (the “Company,” “we,” “us” or “our”) is a non-diversified, closed-end management investment company. Our investment objective is to obtain a high after-tax total return by investing at least 85% of our total assets in energy-related partnerships and their affiliates (collectively, “master limited partnerships” or “MLPs”), and in other companies that, as their principal business, operate assets used in the gathering, transporting, processing, storing, refining, distributing, mining or marketing of natural gas, natural gas liquids, crude oil, refined petroleum products or coal (collectively with MLPs, “Midstream Energy Companies”).

We are offering $         in aggregate principal amount of our Series                 [Floating Rate] Notes due 20     (the “Series                  Notes”) in this prospectus supplement. This prospectus supplement, together with the accompanying prospectus dated                 , 201 (the “prospectus”), sets forth the information that you should know before investing.

The Series                  [Floating Rate] Notes will bear interest at a [floating] rate equal to [            LIBOR plus]% per annum and [will be reset [quarterly]]. The Series                  [Floating Rate] Notes will mature on , 20 . We will pay interest on the Series                  [Floating Rate] Notes on , commencing on                 , 201   . The Series                  [Floating Rate] Notes are subject to optional prepayment and mandatory prepayment in certain circumstances. The Series                  [Floating Rate] Notes have no sinking fund provisions.

The Series                  [Floating Rate] Notes will be senior unsecured obligations and will rank equally in right of payment with all of our existing and future senior unsecured indebtedness, including our revolving credit facility and term loan.

We intend to use the net proceeds from the sale of the Series                  [Floating Rate] Notes to . See “Use of Proceeds” in this prospectus supplement.

(continued on following page.)

Investing in the Series                  [Floating Rate] Notes involves risk. See “Risks of Investing in the Series                  [Floating Rate] Notes” beginning on page S-NT-5 of this prospectus supplement and “Risk Factors” beginning on page 23 of the accompanying prospectus.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or passed upon the adequacy or accuracy of this prospectus supplement or the accompanying prospectus. Any representation to the contrary is a criminal offense.

The Series                  [Floating Rate] Notes do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any governmental agency.

	Per Note	Total
Initial price to public	$	$
Underwriting discount	$	$
Proceeds before expenses to the Company	$	$

The Series                  [Floating Rate] Notes will be ready for delivery on or about                 , 201  .

[Underwriter(s)]

                , 201  .

You should read this prospectus supplement and the accompanying prospectus before deciding whether to invest and retain it for future reference. A statement of additional information, dated , 201 (“SAI”), as supplemented from time to time, containing additional information about us, has been filed with the SEC and is incorporated by reference in its entirety into this prospectus supplement. You may request a free copy of our SAI by calling toll-free at (877) 657-3863, or by writing to us at 811 Main Street, 14th Floor, Houston, Texas 77002. Electronic copies of the accompanying prospectus, our stockholder reports and our SAI are also available on our website (http://www.kaynefunds.com). You may also obtain copies of these documents (and other information regarding us) from the SEC’s web site (http://www.sec.gov).

You should rely only on the information contained or incorporated by reference in this prospectus supplement and the accompanying prospectus. This prospectus supplement and the accompanying prospectus set forth certain information about us that a prospective investor should carefully consider before making an investment in our securities. This prospectus supplement, which describes the specific terms of this offering, also adds to and updates information contained in the accompanying prospectus and the documents incorporated by reference in the accompanying prospectus. The accompanying prospectus gives more general information, some of which may not apply to this offering. If the description of this offering varies between this prospectus supplement and the accompanying prospectus, you should rely on the information contained in this prospectus supplement; provided that if any statement in one of these documents is inconsistent with a statement in another document having a later date and incorporated by reference into the accompanying prospectus or this prospectus supplement, the statement in the incorporated document having the later date modifies or supersedes the earlier statement. We have not, and the Underwriters have not, authorized anyone to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. We are not, and the Underwriters are not, making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted or where the person making the offer or sale is not qualified to do so or to any person to whom it is not permitted to make such offer or sale. The information contained in or incorporated by reference in this prospectus supplement and the accompanying prospectus is accurate only as of the respective dates on their front covers, regardless of the time of delivery of this prospectus supplement, the accompanying prospectus, or the sale of the Notes. Our business, financial condition, results of operations and prospects may have changed since that date.

Prospectus Supplement

Page
Cautionary Notice Regarding Forward-Looking Statements	S-NT-ii
Prospectus Supplement Summary	S-NT-1
Risks of Investing in the Series [Floating Rate] Notes	S-NT-5
Use of Proceeds	S-NT-6
Capitalization	S-NT-7
Asset Coverage Requirements
Description of the Notes	S-NT-8
Federal Income Tax Matters	S-NT-13
Underwriting	S-NT-17
Legal Matters	S-NT-17
Where You Can Find More Information	S-NT-17

Prospectus

S-NT-i

CAUTIONARY NOTICE REGARDING FORWARD-LOOKING STATEMENTS

This prospectus supplement, the accompanying prospectus and the SAI contain forward-looking statements. All statements other than statements of historical facts included in this prospectus supplement, the accompanying prospectus or the SAI that address activities, events or developments that we expect, believe or anticipate will or may occur in the future are forward-looking statements including, in particular, the statements about our plans, objectives, strategies and prospects regarding, among other things, our financial condition, results of operations and business. We have identified some of these forward-looking statements with words like “believe,” “may,” “could,” “might,” “forecast,” “possible,” “potential,” “project,” “will,” “should,” “expect,” “intend,” “plan,” “predict,” “anticipate,” “estimate,” “approximate” or “continue” and other words and terms of similar meaning and the negative of such terms. Such forward-looking statements may be contained in this prospectus supplement as well as in the accompanying prospectus. These forward-looking statements are based on current expectations about future events affecting us and are subject to uncertainties and factors relating to our operations and business environment, all of which are difficult to predict and many of which are beyond our control. Many factors mentioned in our discussion in this prospectus supplement, the accompanying prospectus or the SAI, including the risks outlined under “Risks of Investing in Mandatory Redeemable Preferred Shares” in this prospectus supplement and under “Risk Factors” in the accompanying prospectus, will be important in determining future results. In addition, several factors that could materially affect our actual results are the ability of the MLPs and other Midstream Energy Companies in which we invest to achieve their objectives, our ability to source favorable private investments, the timing and amount of distributions and dividends from the MLPs and other Midstream Energy Companies in which we intend to invest, the dependence of our future success on the general economy and its impact on the industries in which we invest and other factors discussed in our periodic filings with the SEC.

Although we believe that the expectations reflected in our forward-looking statements are reasonable, we do not know whether our expectations will prove correct. They can be affected by inaccurate assumptions we might make or by known or unknown risks and uncertainties. The factors identified above are believed to be important factors, but not necessarily all of the important factors, that could cause our actual results to differ materially from those expressed in any forward-looking statement. Unpredictable or unknown factors could also have material adverse effects on us. Since our actual results, performance or achievements could differ materially from those expressed in, or implied by, these forward-looking statements, we cannot give any assurance that any of the events anticipated by the forward-looking statements will occur or, if any of them do, what impact they will have on our results of operations and financial condition. All forward-looking statements included in this prospectus supplement, the accompanying prospectus or the SAI, are expressly qualified in their entirety by the foregoing cautionary statements. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of such documents. We do not undertake any obligation to update, amend or clarify these forward-looking statements or the risk factors contained therein, whether as a result of new information, future events or otherwise, except as may be required under the federal securities laws. We acknowledge that, notwithstanding the foregoing statements, the Private Securities Litigation Reform Act of 1995 does not apply to investment companies such as us.

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PROSPECTUS SUPPLEMENT SUMMARY

This summary does not contain all of the information that you should consider before investing in our Notes. You should read carefully this entire prospectus supplement, the accompanying prospectus, including the sections entitled “Risks of Investing in the Notes” beginning on page S- of this prospectus supplement and “Risk Factors” beginning on page             of the accompanying prospectus.

The Company

Kayne Anderson MLP Investment Company, a Maryland corporation, is a non-diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Our investment objective is to obtain a high after-tax total return by investing at least 85% of our total assets in MLPs and other Midstream Energy Companies. We also must comply with the SEC’s rule regarding investment company names, which requires us, under normal market conditions, to invest at least 80% of our total assets in MLPs so long as “MLP” is in our name. Our shares of common stock are listed on the New York Stock Exchange (“NYSE”) under the symbol “KYN.”

As of                 , 201 , we had net assets applicable to our common stock of approximately $         billion and total assets of approximately $         billion.

As of                 , 201   , we had $         million of total leverage outstanding. This leverage is comprised of debt (notes and borrowings under our revolving credit facility and term loan) and mandatory redeemable preferred stock. Under normal market conditions, our policy is to use leverage that represents approximately 30% of total assets. As of                 , 201   , we had $         million in notes outstanding with maturity dates ranging from 20 to 20 (the “Notes”).

Investment Adviser

KA Fund Advisors, LLC (“KAFA”) is our investment adviser and is responsible for implementing and administering our investment strategy. KAFA is a subsidiary of Kayne Anderson Capital Advisors, L.P. (“KACALP” and together with KAFA, “Kayne Anderson”). Both KAFA and KACALP are SEC-registered investment advisers. As of                 , 20     , Kayne Anderson and its affiliates managed approximately $         billion, including approximately $         billion in MLPs and other Midstream Energy Companies. Kayne Anderson has invested in MLPs and other Midstream Energy Companies since 1998. We believe that Kayne Anderson has developed an understanding of the MLP market that enables it to identify and take advantage of public MLP investment opportunities. In addition, Kayne Anderson’s senior professionals have developed a strong reputation in the energy sector and have many long-term relationships with industry managers, which we believe gives Kayne Anderson an important advantage in sourcing and structuring private investments.

KAFA manages three other publicly traded investment companies: Kayne Anderson Energy Total Return Fund, Inc. (NYSE: KYE); Kayne Anderson Energy Development Company (NYSE: KED); and Kayne Anderson Midstream/Energy Fund, Inc. (NYSE: KMF).

Portfolio Investments

Our investments are principally in equity securities issued by MLPs. Generally, we invest in equity securities of (i) master limited partnerships, including preferred, common and subordinated units and general partner interests, (ii) owners of such interests in master limited partnerships and (iii) other Midstream Energy Companies. We may also invest in debt securities of MLPs and other Midstream Energy Companies with varying maturities of up to 30 years.

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We are permitted to invest up to 50% of our total assets in unregistered or otherwise restricted securities of MLPs and other Midstream Energy Companies, including securities issued by private companies. We may invest up to 15% of our total assets in any single issuer.

We are permitted to invest up to 20% of our total assets in debt securities of MLPs and other Midstream Energy Companies, including below investment grade debt securities (commonly referred to as “junk bonds” or “high yield bonds”) rated, at the time of investment, at least B3 by Moody’s Investors Service, Inc., B- by Standard & Poor’s Financial Services LLC, a division of the McGraw-Hill Companies, Inc., or Fitch Ratings, Inc., comparably rated by another rating agency or, if unrated, determined by Kayne Anderson to be of comparable quality. In addition, up to one-quarter of our permitted investments in debt securities (or up to 5% of our total assets) may be invested in unrated debt securities or debt securities that are rated less than B3/B- of public or private companies.

As of                 , 20     , we held $         billion in equity investments and $         million in fixed income investments. Our top 10 largest holdings by issuer as of that date were:

	Company	Amount ($ millions)	Percent of Total Investments

1.

2.

3.

4.

5.

6.

7.

8.

9.

10.

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The Offering

Issuer	Kayne Anderson MLP Investment Company

Securities Offered	$ aggregate principal amount of [floating rate] notes due 20 .

Offering Price	100% plus accrued interest, if any from , 201 .

Maturity	, 20 for the Series [Floating Rate] Notes.

Rating	“ ” from Fitch Ratings.

Interest Formula	The Series [Floating Rate] Notes will bear interest at a [floating] rate per annum equal to [ LIBOR plus]% per annum. [Interest rates on the Series [Floating Rate] Notes will be reset [quarterly].]

Interest Payment Dates	The day of each of , , and , commencing on , 201 .

Interest Determination Dates	Second London Business Day immediately preceding the first day of the relevant interest period.

[Interest Reset Dates	[ ], on the day of each of , , and , commencing on , 201 .]

Ranking	The Series [Floating Rate] Notes will be senior unsecured obligations and will rank equally and ratably (pari passu) in right of payment with any of our existing or future senior unsecured debt, including our credit facility and term loan. The Series [Floating Rate] Notes will be senior to any preferred stock issued by us. As of , 201 , we had total indebtedness outstanding of $ million.

We have the ability to have up to 5% of our total assets in secured debt and not have such indebtedness be considered a senior security if such debt is for temporary purposes (i.e., to be repaid within 60 days and is not extended or renewed). As of , 201 , we did not have any secured debt outstanding.

[Optional Prepayment of the Notes]	[We may, at our option, prepay at any time all or any part of the Series [Floating Rate] Notes at 100% of the principal amount so prepaid, together with interest accrued thereon to the date of such prepayment and a prepayment premium equal to [ ]% of the principal amount so repaid.]

Prepayment of the Notes 90 Days Prior to Maturity at Par	We may, within 90 days prior to the final maturity date, at our option, prepay all or any part of the Series [Floating Rate] Notes at 100% of the principal amount so prepaid, together with interest accrued thereon to the date of such prepayment.

Special Optional Prepayment During Extended 10-Day Period

In the event we are not in compliance with either (a) the covenant to satisfy the rating agency Basic Maintenance Test or (b) the covenant to maintain 1940 Act asset coverage ratios, we have a 30-day period

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to cure such default. Such 30-day period can be extended 10 days if, prior to the end of the 30-day period, we give notice of a prepayment of such principal amount of Series                  [Floating Rate] Notes and any of our other senior securities representing indebtedness sufficient to cure such default at 100% of the principal amount so prepaid, together with interest thereon to the date of repayment, and a prepayment premium equal to 1% of the principal amount so repaid.

In the event that we make a prepayment during such extended 10-day period, the principal amount of the Series [Floating Rate] Notes and other senior securities to be prepaid shall be allocated among all of the Series [Floating Rate] Notes and other senior securities at the time outstanding in proportion, as nearly as practicable, to the respective unpaid principal amounts thereof not theretofore called for prepayment. Further, the amount of the Series [Floating Rate] Notes and the other senior securities to be prepaid shall at no time exceed an amount necessary for us to be in pro forma compliance with the rating agency Basic Maintenance Test and the 1940 Act asset coverage ratios pro forma for such prepayment.

Certain Covenants	The Series [Floating Rate] Notes will be issued under an indenture containing covenants requiring us to:
•	have asset coverage ratios at or above minimums required by the 1940 Act; and

•	maintain a current rating by an NRSRO; maintain a rating of no less than “BBB-” by any NRSRO rating the Notes.

Such indenture will also contain covenants limiting our ability to:
•	engage in transactions with affiliates;

•	consolidate, merge or transfer all or substantially all of our assets;

•	declare or pay dividends on, redeem or repurchase our capital stock, under certain circumstances;

•	create or designate subsidiaries; and

•	create certain liens or incur additional debt secured by liens.

These covenants are subject to a number of important limitations and exceptions. See “Description of the Series [Floating Rate] Notes—Selected Indenture Covenants.”

Use of Proceeds	The net proceeds from the sale of the Series [Floating Rate] Notes will be used to make new portfolio investments, to repay outstanding indebtedness and for general corporate purposes.

Governing Law

Trustee, Registrar, Paying Agent and Calculation Agent

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RISKS OF INVESTING IN THE SERIES                  [FLOATING RATE] NOTES

Investing in any of our securities involves risk, including the risk that you may receive little or no return on your investment or even that you may lose part or all of your investment. Therefore, before investing in the Notes you should consider carefully the following risks, as well as the risk factors set forth under “Risk Factors” beginning on page __ of the accompanying prospectus.

Risks Related to the Series                  [Floating Rate] Notes

Unsecured Investment Risk to Holders of the Notes

The Series                  [Floating Rate] Notes represent our unsecured obligation to pay interest and principal when due. We cannot assure you that we will have sufficient funds or that we will be able to arrange for additional financing to pay interest on the Series                  [Floating Rate] Notes when due or to repay the Series                  [Floating Rate] Notes at their stated maturity. Our failure to pay interest on the Series                  [Floating Rate] Notes when due or to repay the Series                  [Floating Rate] Notes upon their stated maturity would, subject to the cure provisions under the indenture pursuant to which they are issued, constitute an event of default under the indenture and could cause a default under other agreements that we may enter into from time to time. There is no sinking fund with respect to the Series                  [Floating Rate] Notes, and at their stated maturity, the entire outstanding principal amount of the Series                  [Floating Rate] Notes will become due and payable. See “Description of the Series                  [Floating Rate] Notes—Selected Indenture Covenants—Sinking Fund.”

Ratings and Asset Coverage Risk

Fitch has assigned ratings of “AAA” to our outstanding Notes and “AA” to our outstanding preferred shares. To the extent that the Series                  [Floating Rate] Notes offered hereby are rated of similar or the same rating as those respectively assigned to our outstanding Notes or at all, the ratings do not eliminate or necessarily mitigate the risks of investing in the Series                  [Floating Rate] Notes. A rating may not fully or accurately reflect all of the credit and market risks associated with a senior security. A rating agency could downgrade our senior securities, which may make your securities less liquid in the secondary market. If a rating agency downgrades the ratings assigned to our senior securities, we may be required to alter our portfolio or redeem our senior securities. We may voluntarily redeem our senior securities under certain circumstances to the extent permitted under the terms of such securities, which may require that we meet specified asset maintenance tests and other requirements.

We have issued Notes and intend to offer and issue additional debt securities hereby, which constitute or will constitute senior securities representing indebtedness, as defined in the 1940 Act. Accordingly, the value of our total assets, less all our liabilities and senior securities not represented by such Notes and debt securities, must be at least equal to 300% of the aggregate principal value of such Notes and debt securities.

Decline in Asset Value Risk

A material decline in the value of our assets may impair our ability to maintain required levels of asset coverage for our senior securities.

Holders of Our Notes May Be Subordinated to Other Debt

The indenture governing the Series                  [Floating Rate] Notes permits us, in certain circumstances, to incur up to 5% of total assets in secured indebtedness. The Series                  [Floating Rate] Notes are effectively subordinated in right of payment to our secured indebtedness, if any, or other secured obligations to the extent of the value of the assets that secure such indebtedness or obligation. In the event of our bankruptcy, liquidation or reorganization or upon acceleration of the Series                  [Floating Rate] Notes, payment on the Series                  [Floating Rate] Notes will occur after our secured indebtedness, if any, is repaid. In these circumstances, holders of obligations secured by liens on collateral will be entitled to receive proceeds from any realization of the collateral to repay their obligations in full before holders of the Series                  [Floating Rate] Notes, who will only have an unsecured claim against our remaining assets, if any.

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USE OF PROCEEDS

We estimate that the net proceeds from the sale of the Series                  [Floating Rate] Notes that we are offering will be approximately $         million, after payment of the underwriting discount and estimated offering expenses payable by us.

We intend to use the net proceeds of this offering to make investments in portfolio companies in accordance with our investment objective and policies, to repay indebtedness and for general corporate purposes. We anticipate that we will be able to invest the net proceeds within [                ] months from the date of this prospectus supplement.

Pending such investments, we anticipate (i) repaying all or a portion of the indebtedness owed under our existing unsecured revolving credit facility and (ii) investing the remaining net proceeds in short-term securities issued by the U.S. government or its agencies or instrumentalities or in high quality, short-term or long-term debt obligations or money market instruments. A delay in the anticipated use of proceeds could lower returns and reduce the amount of cash available to make dividend and interest payments on preferred stock and debt securities, respectively, and reduce the amount of net distributable income available for distribution to our common stockholders.

At             , 201   , we had outstanding borrowings on the revolving credit facility and term loan of $         and $        , respectively. Any borrowings under our revolving credit facility and term loan will be used to fund investments in portfolio companies and for general corporate purposes. Amounts repaid under our revolving credit facility and term loan will remain available for future borrowings. [Affiliates of some of the underwriters are lenders under our revolving credit facility and will receive a pro rata portion of the net proceeds from this offering, if any, used to reduce amounts outstanding under our revolving credit facility. See “Underwriting—Affiliations—Conflicts of Interests.”]

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CAPITALIZATION

The following table sets forth our capitalization as of                 , 201   , as adjusted to give effect to the issuance of notes offered hereby. Common stockholders will bear the costs associated with this offering.

As of , 201
(Unaudited)
	Actual	As Adjusted
($ in 000s, except per share data)
Repurchase Agreements, Cash and Cash Equivalents	$		$(1)
Short-Term Debt:	$	$
Long-Term Debt:	$	$

Mandatory Redeemable Preferred Stock:
Series A MRP Shares, $0.001 par value per share, liquidation preference $25.00 per share (4,160,000 shares issued and outstanding, 4,160,000 shares authorized) (2)	$	$
Series B MRP Shares, $0.001 par value per share, liquidation preference $25.00 per share (320,000 shares issued and outstanding, 320,000 shares authorized) (2)
Series C MRP Shares, $0.001 par value per share, liquidation preference $25.00 per share (1,680,000 shares issued and outstanding, 1,680,000 shares authorized) (2)
Series E MRP Shares, $0.001 par value per share, liquidation preference $25.00 per share (4,800,000 shares issued and outstanding, 4,800,000 authorized) (2)
Series F MRP Shares, $0.001 par value per share, liquidation preference $25.00 per share (5,000,000 shares issued and outstanding, 5,000,000 authorized) (2)
Series G MRP Shares, $0.001 par value per share, liquidation preference $25.00 per share (2,000,000 shares issued and outstanding, 2,000,000 authorized) (2)
Series H MRP Shares, $0.001 par value per share, liquidation preference $25.00 per share (2,000,000 shares issued and outstanding, 2,000,000 authorized) (2)
Series I MRP Shares, $0.001 par value per share, liquidation preference $25.00 per share (1,000,000 shares issued and outstanding, 1,000,000 authorized) (2)

Common Stockholders’ Equity:
Common stock, $0.001 par value per share, shares authorized ( shares issued and outstanding, shares issued and outstanding, as adjusted) (2)	$	$
Paid-in capital
Accumulated net investment loss, net of income taxes, less dividends
Accumulated realized gains on investments, options and interest rate swap contracts, net of income taxes
Net unrealized gains on investments and options, net of income taxes
Net assets applicable to common stockholders	$	$

(1)	We intend to use the net proceeds from this offering to make investments in portfolio companies in accordance with our investment objective and policies, to repay indebtedness or for general corporate purposes. Pending such uses, we anticipate either investing the proceeds in short-term securities issued by the U.S. government or its agencies or instrumentalities or in high quality, short-term or long-term debt obligations, money market instruments or cash.

(2)	We do not hold any of these outstanding securities for our account.

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DESCRIPTION OF THE SERIES                  [FLOATING RATE] NOTES

The following is a brief description of the terms of the Series                  [Floating Rate] Notes. This description does not purport to be complete and is subject and qualified in its entirety by reference to the indenture dated as of                 , 20   between us and as Trustee thereunder. The Series                  [Floating Rate] Notes will be issued pursuant to the terms of the Indenture. Capitalized terms not defined in this Description of the Series                  [Floating Rate] Notes have the meanings assigned to such terms in the Indenture.

General

As of                 , 20     , the Company had $         million aggregate principal amount of Notes outstanding. The Notes are subordinated in right of payment to any of our secured indebtedness or other secured obligations to the extent of the value of the assets that secure the indebtedness or obligation. The Notes may be prepaid prior to their maturity at our option, in whole or in part, under certain circumstances and are subject to mandatory prepayment upon an event of default.

So long as Notes are outstanding, additional debt securities must rank on a parity with the Notes with respect to the payment of interest and upon the distribution of our assets.

We will issue the Series                  [Floating Rate] Notes as additional notes under the Indenture. Except as described below, the terms of the Series                  [Floating Rate] Notes will include those terms stated in the Indenture and those terms made part of the Indenture by reference to the Trust Indenture Act of 1939, as amended (the “TIA”). The Series                  [Floating Rate] Notes are subject to all such terms, and you should refer to the Indenture and the TIA for a statement thereof. The following summary of the material provisions of the Indenture is not complete and is qualified in its entirety by reference to the Indenture, including the definitions therein of terms used below.

The Indenture does not limit the aggregate principal amount of debt securities, including notes, that we may issue under it. The debt securities may be issued from time to time in one or more series. We may, from time to time, without notice to or seeking the consent of the holders of the Series                  [Floating Rate] Notes, issue an unlimited principal amount of additional notes having identical terms and conditions of the Series                  [Floating Rate] Notes, except for the offering price and issue date (the “additional notes”). Any such additional notes will be part of the same issue as the Series                  [Floating Rate] Notes that we are currently offering, provided that such additional notes shall be fungible with the Series                  [Floating Rate] Notes offered by this prospectus for U.S. federal income tax purposes.

Principal and Maturity

The Series                  [Floating Rate] Notes will be limited initially to, the aggregate principal amount of $            . The Series                  [Floating Rate] Notes will mature on                 , 20 .

Rankings

The Series                  [Floating Rate] Notes rank senior to our common and preferred stock, and on a parity with any other series of notes, as to the payment of interest and distribution of assets upon liquidation. Pursuant to the indenture governing the Series                  [Floating Rate] Notes, we may only issue one class of senior securities representing indebtedness, except that we may have secured debt outstanding in the amount of up to 5% of our total assets if such debt is for temporary purposes only (i.e., if it is to be repaid within 60 days and not extended or renewed). The Series                  [Floating Rate] Notes are unsecured obligations and, upon our liquidation, dissolution or winding, will rank: (1) senior to our outstanding common stock and any preferred stock; (2) at least equally and ratably (pari passu) in point of priority and security with our senior unsecured and unsubordinated debt, including our unsecured revolving credit facility; and (3) junior to any of our secured creditors, if any.

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Interest Payments on the Series                  [Floating Rate] Notes

The New Series                  [Floating Rate] Notes will bear interest from the date of issue at a [floating] rate of [            LIBOR plus]% per annum , payable , on the day of each of , , and in each year and at maturity (each such date being referred to as an “Interest Payment Date” provided, that if any such date shall not be a Business Day, such Interest Payment Date shall be postponed to be the next Business Day) and to bear interest on overdue principal (including any overdue required or optional prepayment of principal), and premium, if any, and (to the extent legally enforceable) on any overdue installment of interest at the Default Rate until paid.

The Series                  [Floating Rate] Notes will not have the benefit of a sinking fund – that is, we will not deposit money on a regular basis into any separate custodial account to repay the Series                  [Floating Rate] Notes.

Limitations.    Under the requirements of the 1940 Act, immediately after issuing any senior securities representing indebtedness, we must have an asset coverage of at least 300%. Asset coverage means the ratio which the value of our total assets, less all liabilities and indebtedness not represented by senior securities, bears to the aggregate amount of senior securities representing indebtedness. Under the 1940 Act, we may only issue one class of senior securities representing indebtedness. So long as any Notes are outstanding, additional debt securities must rank on a parity with Notes with respect to the payment of interest and upon the distribution of our assets. We are subject to certain restrictions imposed by Fitch, including restrictions related to asset coverage and portfolio composition. Borrowings also may result in our being subject to covenants in credit agreements that may be more stringent than the restrictions imposed by the 1940 Act. For a description of limitations with respect to our preferred stock, see “Description of the Securities—Preferred Stock—Limitations on Distributions” in the accompanying prospectus.

Optional Prepayments of the Series                  [Floating Rate] Notes

The Company may, at its option, and only to the extent prepayment of the Series                  [Floating Rate] Notes is permitted under the 1940 Act and Maryland law, upon notice as provided below, prepay at any time all, or from time to time any part of, the Series                  [Floating Rate] Notes, in an amount not less than 5% of the aggregate principal amount of the Series                  [Floating Rate] Notes then outstanding in the case of a partial prepayment, at 100% of the principal amount so prepaid, together with interest accrued thereon to the date of such prepayment, the prepayment premium, if any, determined for the prepayment date with respect to such principal amount. The Company, through the Trustee, will provide written notice to each holder of each such optional prepayment not less than 25 days and not more than 75 days prior to the date fixed for such prepayment. Each such notice shall specify such date (which shall be a Business Day), the aggregate principal amount of each Series                  [Floating Rate] Note to be prepaid, and the interest to be paid on the prepayment date.

Prepayments of Series                  [Floating Rate] Notes 90 days Prior to Maturity at Par

Notwithstanding anything contained herein to the contrary, so long as no default or event of default exists, the Company may, at its option, upon notice as provided below prepay all of the Series                  [Floating Rate] Notes on or after the date which is 90 days prior to maturity of such Series                  [Floating Rate] Notes at 100% of the principal amount of such Series                  [Floating Rate] Notes, together with interest on such Series                  [Floating Rate] Notes accrued to the date of prepayment. Such prepayment will not include any prepayment premium. The Company, through the Trustee, will provide written notice to each holder of each such optional prepayment not less than 25 days and not more than 75 days prior to the date fixed for such prepayment. Each such notice shall specify such date (which shall be a Business Day), the aggregate principal amount of each Series                  [Floating Rate] Note to be prepaid on such date and the interest to be paid on the prepayment date.

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Special Optional Prepayment during Extended 10-Day Period

The Company may, upon notice as required below, prepay all or any part of the Series                  [Floating Rate] Notes to cure certain events of default regarding the minimum coverage ratios under the Indenture at 100% of the principal amount so prepaid, together with interest accrued thereon to the date of such prepayment, the prepayment premium, if any, determined for such prepayment date with respect to the principal amount. The Company will give each holder written notice, through the Trustee, of each such prepayment prior to the end of the 30-Day period following the occurrence of such event of default. Such notice shall not be less than 7 days prior to the date fixed for such prepayment and shall specify such date (which shall be a Business Day) prior to the end of the extended 10-day period, the aggregate principal amount of Series                  [Floating Rate] Notes to be prepaid, the principal amount of Series                  [Floating Rate] Notes held by such holder to be prepaid, and the interest, and prepayment premium, if any, to be prepaid. In the event the Company makes any partial prepayment of Series                  [Floating Rate] Notes and any other senior securities representing indebtedness to cure any default during such extended 10-day period, the principal amount of Series                  [Floating Rate] Notes and any other senior securities representing indebtedness to be prepaid shall be allocated by the Company among all of the Series                  [Floating Rate] Notes, and other senior securities representing indebtedness at the time outstanding in proportion, as nearly as practicable, to the respective unpaid principal amounts thereof not theretofore called for prepayment; provided, however, that the amount of Series                  [Floating Rate] Notes and the other senior securities to be repaid during such extended 10-day period shall at no time exceed an amount necessary for the Company to be in pro forma compliance with the covenants under “Selected Indenture Covenants—Affirmative Covenants—Asset Covenants” after giving effect to such repayment.

Allocation of Partial Prepayments

In the case of each partial prepayment of the Series                  [Floating Rate] Notes, the principal amount of the Series                  [Floating Rate] Notes to be prepaid shall be allocated among all of the Series                  [Floating Rate] Notes then being prepaid at the time outstanding in proportion, as nearly as practicable, to the respective unpaid principal amounts thereof not theretofore called for prepayment, subject to certain adjustments as set forth in the Indenture.

Maturity; Surrender, Status, Etc.

In the case of each prepayment of Series                  [Floating Rate] Notes, the principal amount of each Series                  [Floating Rate] Note to be prepaid shall mature and become due and payable on the date fixed for such prepayment (which shall be a Business Day), together with interest on such principal amount accrued to such date and any applicable prepayment premium. From and after such date, unless the Company shall fail to pay such principal amount when so due and payable, together with the interest and any applicable prepayment premium, interest on such principal amount shall cease to accrue. Any Series                  [Floating Rate] Note paid or prepaid in full shall be surrendered to the Trustee and cancelled and shall not be reissued, and no Series                  [Floating Rate] Note shall be issued in lieu of any prepaid principal amount of any Series                  [Floating Rate] Note.

Events of Default and Acceleration of Notes; Remedies.    Any one of the following events will constitute an “event of default” under the terms of the Notes:

•	default in the payment of any interest upon a series of debt securities when it becomes due and payable and the continuance of such default for 5 business days;

•	default in the payment of the principal of, or premium on, a series of debt securities whether at its stated maturity or at a date fixed for prepayment or by declaration or otherwise;

•	default in the performance, or breach, of certain financial covenants, including financial tests incorporated from other agreements evidencing indebtedness pursuant to the terms of the

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Series                  [Floating Rate] Notes, and covenants concerning the rating of the Series                  [Floating Rate] Notes, timely notification of the holders of the Series                  [Floating Rate] Notes of events of default, the incurrence of secured debt and the payment of dividends and other distributions and the making of redemptions on our capital stock, and continuance of any such default or breach for a period of 30 days; provided, however, in the case of our failure to maintain asset coverage or satisfy the basic maintenance test, such 30-day period will be extended by 10 days if we give the holders of the Series                  [Floating Rate] Notes notice of a prepayment of Series                  [Floating Rate] Notes in an amount necessary to cure such failure;

•	default in the performance, or breach, of any covenant (other than those covenants described above) of ours under the terms of the Series [Floating Rate] Notes, and continuance of such default or breach for a period of 30 days after the earlier of (1) a responsible officer obtaining actual knowledge of such default and (2) our receipt of written notice of such default from any holder of such Series [Floating Rate] Notes;

•	certain voluntary or involuntary proceedings involving us and relating to bankruptcy, insolvency or other similar laws;

•	KAFA or one of its affiliates is no longer our investment adviser;

•	if, on the last business day of each of twenty-four consecutive calendar months, the debt securities have a 1940 Act asset coverage of less than 100%;

•	other defaults with respect to Borrowings in an aggregate principal amount of at least $5 million, including payment defaults and any other default that would cause (or permit the holders of such Borrowings to declare) such Borrowings to be due prior to stated maturity;

•	if our representations and warranties or any representations and warranties of our officers made in connection with transaction relating to the issuance of the Series [Floating Rate] Notes prove to have been materially false or incorrect when made; or

•	other certain “events of default” provided with respect to the Series [Floating Rate] Notes that are typical for Borrowings of this type.

Upon the occurrence and continuance of an event of default, the holders of a majority in principal amount of a series of outstanding Notes may declare the principal amount of that series of Notes immediately due and payable upon written notice to us. Upon an event of default relating to bankruptcy, insolvency or other similar laws, acceleration of maturity occurs automatically with respect to all series of Notes. At any time after a declaration of acceleration with respect to a series of Notes has been made, and before a judgment or decree for payment of the money due has been obtained, the holders of a majority in principal amount of the outstanding Notes of that series, by written notice to us, may rescind and annul the declaration of acceleration and its consequences if all events of default with respect to that series of Notes, other than the non-payment of the principal of, and interest and certain other premiums relating to, that series of Notes which has become due solely by such declaration of acceleration, have been cured or waived and other conditions have been met.

Liquidation Rights.    In the event of (a) any insolvency or bankruptcy case or proceeding, or any receivership, liquidation, reorganization or other similar case or proceeding in connection therewith, relative to us or to our creditors, as such, or to our assets, or (b) any liquidation, dissolution or other winding up of us, whether voluntary or involuntary and whether or not involving insolvency or bankruptcy, or (c) any assignment for the benefit of creditors or any other marshalling of assets and liabilities of ours, then (after any payments with respect to any secured creditor of ours outstanding at such time) and in any such event the holders of our Notes and the Series                  [Floating Rate] Notes shall be entitled to receive payment in full of all amounts due or to become due on or in respect of all debt securities (including any interest accruing thereon after the commencement of any such case or proceeding), or provision shall be made for such payment in cash or cash equivalents or otherwise in a manner satisfactory to the holders of our Notes and the Series                  [Floating

S-NT-11

Rate] Notes, before the holders of any of our common or preferred stock are entitled to receive any payment on account of any redemption proceeds, liquidation preference or dividends from such shares. The holders of our Notes and the Series                  [Floating Rate] Notes shall be entitled to receive, for application to the payment thereof, any payment or distribution of any kind or character, whether in cash, property or securities, including any such payment or distribution which may be payable or deliverable by reason of the payment of any other indebtedness of ours being subordinated to the payment of our Notes and the Series                  [Floating Rate] Notes, which may be payable or deliverable in respect of our Notes and the Series                  [Floating Rate] Notes in any such case, proceeding, dissolution, liquidation or other winding up event.

Unsecured creditors of ours may include, without limitation, service providers including our Adviser, custodian, administrator, broker-dealers and the trustee, pursuant to the terms of various contracts with us. Secured creditors of ours may include without limitation parties entering into any interest rate swap, floor or cap transactions, or other similar transactions with us that create liens, pledges, charges, security interests, security agreements or other encumbrances on our assets. A consolidation, reorganization or merger of us with or into any other company, or a sale, lease or exchange of all or substantially all of our assets in consideration for the issuance of equity securities of another company shall not be deemed to be a liquidation, dissolution or winding up of us.

Voting Rights. The Series                  [Floating Rate] Notes have no voting rights, except to the extent required by law or as otherwise provided in the terms of the Series                  [Floating Rate] Notes relating to the acceleration of maturity upon the occurrence and continuance of an event of default. In connection with any other borrowings (if any), the 1940 Act does in certain circumstances grant to the lenders certain voting rights in the event of default in the payment of interest on or repayment of principal.

Market.    The Series                  [Floating Rate] Notes will be listed on                     .

Paying Agent.                    , shall serve as the paying agent with respect to the Series                  [Floating Rate] Notes.

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FEDERAL INCOME TAX MATTERS

The following is a general summary of certain federal income tax considerations regarding the ownership and disposition of the Notes. This discussion is based on the provisions of the U.S. Internal Revenue Code of 1986, as amended (the “Code”), the applicable Treasury regulations promulgated thereunder, judicial authority and current administrative rulings and practice, all of which are subject to change, possibly on a retroactive basis. There can be no assurance that the Internal Revenue Service (the “IRS”) will not challenge one or more of the tax consequences described herein, and we have not obtained, nor do we intend to obtain, a ruling from the IRS with respect to such consequences. This discussion does not purport to be complete or to deal with all aspects of federal income taxation that may be relevant to holders in light of their particular circumstances or who are subject to special rules, such as banks, thrift institutions and certain other financial institutions, real estate investment trusts, regulated investment companies, insurance companies, brokers and dealers in securities or currencies, certain securities traders, tax-exempt investors, individual retirement accounts, certain tax-deferred accounts, and foreign investors. Tax matters are very complicated, and the tax consequences of an investment in and holding of Notes will depend on the particular facts of each investor’s situation. Investors are urged to consult their own tax advisors with respect to the application to their own circumstances of the general federal income taxation rules described below and with respect to other federal, state, local or foreign tax consequences to them before making an investment in the Notes. Unless otherwise noted, this discussion assumes that investors are U.S. persons for federal income tax purposes and hold the Notes as capital assets. For more detailed information regarding the federal income tax consequences of investing in our securities see “Tax Matters” in the accompanying prospectus.

If an entity that is classified as a partnership for federal income tax purposes is a beneficial owner of Notes, the tax treatment of a partner in the partnership generally will depend upon the status of the partner and the activities of the partnership. Partnerships and other entities that are classified as partnerships for federal income tax purposes and persons holding Notes through a partnership or other entity classified as a partnership for federal income tax purposes are urged to consult their own tax advisors.

Federal Income Tax Treatment of Holders of the Notes

Payments of Interest

Interest on the Notes will generally be taxable to a U.S. Holder as ordinary income at the time it is paid or accrued in accordance with the U.S. Holder’s method of accounting for U.S. federal income tax purposes.

Sale, Exchange, Redemption, Retirement or other Taxable Disposition of the Notes

Upon the sale, exchange, redemption, retirement or other taxable disposition of a Note, a U.S. Holder will generally recognize gain or loss in an amount equal to the difference between:

•	the amount of cash and the fair market value of other property received (other than amounts received in respect of accrued but unpaid interest) in exchange therefor and

•	the holder’s adjusted tax basis in such Note.

Amounts attributable to accrued but unpaid interest on the Notes will be treated as ordinary interest income as described above. A U.S. Holder’s adjusted tax basis in a Note generally will equal the purchase price paid by the holder for the Note.

Gain or loss realized on the sale, exchange, retirement or other taxable disposition of a Note will be capital gain or loss and will be long-term capital gain or loss if, at the time of sale, exchange, redemption, retirement or other taxable disposition, the Note has been held by the U.S. Holder for more than one year. Net long-term capital gain recognized by a non-corporate U.S. Holder is generally subject to a current maximum U.S. federal rate of 20%. The deductibility of capital losses is subject to certain limitations under the Code.

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Medicare Tax.

A 3.8% Medicare contribution tax generally applies to interest income and net capital gains for U.S. Holders whose adjusted gross income exceeds $200,000 for single filers or $250,000 for married joint filers. U.S. Holders should consult their personal tax advisors concerning the possible application of the Medicare contribution tax to their investment in the Notes.

Information Reporting and Backup Withholding

A U.S. Holder may be subject to a backup withholding tax (currently at a rate of 28%) when such U.S. Holder receives interest and principal payments on the Notes held or upon the proceeds received upon the sale or other disposition of such Notes. Certain U.S. Holders (including, among others, corporations and certain tax-exempt organizations) are generally not subject to backup withholding. A U.S. Holder will generally be subject to this backup withholding tax if such U.S. Holder is not otherwise exempt and such U.S. Holder (i) fails to furnish its taxpayer identification number, or TIN, which, for an individual, is ordinarily his or her social security number; (ii) furnishes an incorrect TIN; (iii) is notified by the Internal Revenue Service that it has failed to properly report payments of interest or dividends or (iv) fails to certify, under penalties of perjury, that it has furnished a correct TIN and that the Internal Revenue Service has not notified the U.S. Holder that it is subject to backup withholding.

U.S. Holders should consult their personal tax advisors regarding their qualification for an exemption from backup withholding and the procedures for obtaining such an exemption, if applicable. Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules from a payment to a U.S. Holder of the Notes will be allowed as a refund or a credit against such U.S. Holder’s U.S. federal income tax liability, provided the required information is timely furnished to the Internal Revenue Service.

Non-U.S. Holders

Payments of Interest

The payment to a Non-U.S. Holder of interest on a Note that is not effectively connected with such holder’s conduct of a U.S. trade or business generally will not be subject to U.S. federal income and withholding tax, pursuant to the “portfolio interest exception,” provided that

•	the Non-U.S. Holder does not directly, indirectly or constructively own 10% or more of the total combined voting power of all classes of the Company’s stock entitled to vote within the meaning of Section 871(h)(3) of the Code,

•	the Non-U.S. Holder is not a controlled foreign corporation that is related to us through stock ownership within the meaning of the Code, and

•	the Non-U.S. Holder is not a bank whose receipt of interest on a Note is described in section 881(c)(3)(A) of the Code,

and provided that either:

•	the beneficial owner of the Note certifies to us or our paying agent, under penalties of perjury, that it is not a U.S. Holder and provides its name and address on an Internal Revenue Service Form W-8BEN, or a suitable substitute form, or

•	a securities clearing organization, bank or other financial institution that holds the Notes on behalf of such Non-U.S. Holder in the ordinary course of its trade or business certifies to us or our paying agent, under penalties of perjury, that it has received such an Internal Revenue Service Form W-8BEN or suitable substitute from the beneficial owner or from a financial institution between it and the beneficial owner and furnishes the payor with a copy thereof.

S-NT-14

Special certification and other rules apply to certain Non-U.S. Holders that are entities rather than individuals, particularly entities treated as partnerships for U.S. federal income tax purposes and certain other flow-through entities, and to Non-U.S. Holders acting as (or holding Notes through) intermediaries.

If a Non-U.S. Holder cannot satisfy the requirements of the portfolio interest exception described above, payments of interest made to such Non-U.S. Holder will be subject to a 30% withholding tax, unless the beneficial owner of the Note provides us or our paying agent with a properly executed:

•	Internal Revenue Service Form W-8BEN, or successor form, claiming an exemption from or reduction in the rate of withholding under the benefit of an applicable income tax treaty, or

•	Internal Revenue Service Form W-8ECI, or successor form, stating that interest paid on the Note is not subject to withholding tax because it is effectively connected with the beneficial owner’s conduct of a trade or business in the U.S.

If a Non-U.S. Holder is engaged in a trade or business in the U.S. and interest on the Note is effectively connected with the conduct of such trade or business, such Non-U.S. Holder will not be subject to the 30% withholding tax, but rather will be subject to U.S. federal income tax on that interest on a net income basis in the same manner as if it were a U.S. Holder. In addition, if such Non-U.S. Holder is a foreign corporation, it may be subject to a branch profits tax equal to 30% (or lower applicable tax treaty rate) of its earnings and profits for that taxable year, subject to adjustments, that are effectively connected with its conduct of a trade or business in the United States.

Special rules may apply to certain Non-U.S. Holders, such as “controlled foreign corporations” and “passive foreign investment companies,” that are subject to special treatment under the Code. Such entities should consult their own tax advisors to determine the U.S. federal, state, local and other tax consequences that may be relevant to them or to their shareholders.

Sale, Exchange, Redemption, Retirement or other Taxable Disposition of the Notes

A Non-U.S. Holder generally will not be subject to U.S. federal income or withholding tax on any gain recognized upon the sale, exchange redemption or other taxable disposition of a Note unless:

•	that gain is effectively connected with the conduct of a trade or business within the U.S. by the Non-U.S. Holder, and, if a tax treaty applies, attributable to a U.S. permanent establishment maintained by such Non-U.S. Holder, or

•	in the case of gains derived by an individual, such individual is present in the U.S. for 183 days or more in the taxable year of disposition and certain other conditions are met.

A Non-U.S. Holder that is a corporation described in the first bullet point above may be subject to a branch profits tax equal to 30% (or lower under an applicable tax treaty).

U.S. Federal Estate Tax

Subject to applicable estate tax treaty provisions, notes held by an individual Non-U.S. Holder at the time of his or her death will generally not be subject to U.S. federal estate tax if the interest on the Notes qualifies for the portfolio interest exemption from U.S. federal income tax under the rules described above without regard to the certification requirement described above, and payments with respect to such Notes would not have been effectively connected with the conduct of a trade or business in the U.S. by a nonresident decedent.

S-NT-15

Information Reporting and Backup Withholding

We will, when required, report to the Internal Revenue Service and to each Non-U.S. Holder any principal and interest paid to a Non-U.S. Holder and the amount of tax withheld with respect to such payments, if any. Copies of these information returns may also be made available under the provisions of a specific tax treaty or agreement with the tax authorities of the country in which the Non-U.S. Holder resides.

Non-U.S. Holders may be subject to backup withholding (currently at a rate of 28%) and additional information reporting requirements. However, backup withholding and additional information reporting requirements generally do not apply to payments of interest made by us or a paying agent to Non-U.S. Holders if the certification described above under “Non-U.S. Holders — Payments of Interest” is received, or an exemption has been otherwise established, provided that neither we nor the paying agent have actual knowledge or reason to know that the Non-U.S. Holder is a U.S. person for U.S. federal income tax purposes that is not an exempt recipient or that the conditions of any other exemption are not, in fact, satisfied.

If the foreign office of a foreign “broker,” as defined in the applicable Treasury regulations, pays the proceeds of a sale, redemption or other disposition of a Note to the seller thereof outside the U.S., backup withholding and information reporting requirements will generally not apply. However, information reporting requirements, but not backup withholding, will generally apply to a payment by a foreign office of a broker that is a U.S. person or a “U.S. related person,” unless the broker has documentary evidence in its records that the holder is a non-U.S. holder and certain other conditions are met or the holder otherwise establishes an exemption. For this purpose, a “U.S. related person” is:

•	a foreign person that derives 50% or more of its gross income from all sources in specified periods from activities that are effectively connected with the conduct of a trade or business in the U.S.,

•	a “controlled foreign corporation” (a foreign corporation controlled by certain U.S. shareholders), or

•	a foreign partnership, if at any time during its tax year, one or more of its partners are U.S. persons, as defined in the applicable Treasury regulations, who in the aggregate hold more than 50% of the income or capital interest in the partnership, or if at any time during its taxable year, such foreign partnership is engaged in a trade or business in the U.S.

Payment by a U.S. office of any U.S. or foreign broker is generally subject to both backup withholding and information reporting unless the holder certifies under penalties of perjury that it is a Non-U.S. Holder or otherwise establishes an exemption.

Any amounts withheld under the backup withholding rules from a payment to a Non-U.S. Holder of the Notes may be allowed as a refund or a credit against such holder’s U.S. federal income tax liability, provided that the required information is timely furnished to the Internal Revenue Service.

Non-U.S. Holders should consult their tax advisers concerning the possible application of Treasury regulations and income tax treaties to any payments made on or with respect to the Notes.

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UNDERWRITING

[TO BE FURNISHED AT TIME OF OFFERING]

LEGAL MATTERS

Certain legal matters in connection with the securities offered hereby will be passed upon for us by Paul Hastings LLP, Costa Mesa, California. Paul Hastings LLP may rely as to certain matters of Maryland law on the opinion of Venable LLP, Baltimore, Maryland. Certain legal matters in connection with this offering will be passed upon for the Underwriters by                 ,                 , .

WHERE YOU CAN FIND MORE INFORMATION

We are subject to the informational requirements of the Exchange Act and the 1940 Act and are required to file reports (including annual and semi-annual reports), proxy statements and other information with the SEC. We voluntarily file quarterly shareholder reports. Our most recent shareholder report filed with the SEC is for the period ended                 , 201   . These documents are available on the SEC’s EDGAR system and can be inspected and copied for a fee at the SEC’s public reference room at 100 F Street, N.E., Room 1580, Washington, D.C. 20549. Additional information about the operation of the public reference room facilities may be obtained by calling the SEC at (202) 551-5850.

This prospectus supplement and the accompanying prospectus do not contain all of the information in our registration statement, including amendments, exhibits and schedules. Statements in this prospectus supplement and the accompanying prospectus about the contents of any contract or other document are not necessarily complete and in each instance reference is made to the copy of the contract or other document filed as an exhibit to the registration statement, each such statement being qualified in all respects by this reference. Additional information about us can be found in our registration statement (including amendments, exhibits, and schedules) on Form N-2 filed with the SEC. The SEC maintains a web site (http://www.sec.gov) that contains our registration statement, other documents incorporated by reference, and other information we have filed electronically with the SEC, including proxy statements and reports filed under the Exchange Act.

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$

Kayne Anderson MLP Investment Company

[LOGO]

Series          [Floating Rate] Notes due                 , 20

P R O S P E C T U S    S U P P L E M  E N T

[Underwriter(s)]

                , 201

$1,000,000,000

Common Stock

Preferred Stock

Debt Securities

P R O S P E C T U S

                , 201

The information in this Statement of Additional Information is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Statement of Additional Information is not an offer to sell securities and is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

Subject to completion dated February 6, 2015

KAYNE ANDERSON MLP INVESTMENT COMPANY

STATEMENT OF ADDITIONAL INFORMATION

Kayne Anderson MLP Investment Company (referred to herein as “we,” “our,” “us,” or “the Company”), a Maryland corporation, is a non-diversified closed-end management investment company. KA Fund Advisors, LLC (referred to herein as “KAFA” or the “Adviser”) is our investment adviser, responsible for implementing and administering our investment strategy. KAFA is a subsidiary of Kayne Anderson Capital Advisors, L.P. (“KACALP” and together with KAFA, “Kayne Anderson”).

This Statement of Additional Information (the “SAI”) relates to the offering, from time to time, of our securities. This SAI does not constitute a prospectus, but should be read in conjunction with our prospectus relating thereto dated [                ], 2015 and any related prospectus supplement. This SAI does not include all information that a prospective investor should consider before purchasing any of our securities. Investors should obtain and read our prospectus and any related prospectus supplement prior to purchasing any of our securities. A copy of our prospectus and any related prospectus supplement may be obtained from us without charge by calling (877) 657-3863 or on the SEC’s web site (http://www.sec.gov). Capitalized terms used but not defined in this SAI have the meanings ascribed to them in the prospectus and any related prospectus supplement.

This SAI is dated [                ], 2015.

Page
INVESTMENT OBJECTIVE	SAI-2
INVESTMENT POLICIES	SAI-2
OUR INVESTMENTS	SAI-4
MANAGEMENT	SAI-10
CONTROL PERSONS	SAI-20
INVESTMENT ADVISER	SAI-23
CODE OF ETHICS	SAI-24
PROXY VOTING PROCEDURES	SAI-24
PORTFOLIO MANAGER INFORMATION	SAI-25
PORTFOLIO TRANSACTIONS AND BROKERAGE	SAI-26
LIMITATION ON LIABILITY AND INDEMNIFICATION OF DIRECTORS AND OFFICERS	SAI-27
TAX MATTERS	SAI-28
PERFORMANCE RELATED AND COMPARATIVE INFORMATION	SAI-30
REGISTRATION STATEMENT	SAI-31
FINANCIAL STATEMENTS	SAI-31
EXPERTS	SAI-31
OTHER SERVICE PROVIDERS	SAI-31

SAI-1

INVESTMENT OBJECTIVE

Our investment objective is to obtain a high after-tax total return by investing at least 85% of our total assets in public and private investments in energy-related partnerships, limited liability companies and their affiliates (collectively, “master limited partnerships” or “MLPs”), and in other companies that, as their principal business, operate assets used in the gathering, transporting, processing, storing, refining, distributing, mining or marketing natural gas, natural gas liquids, crude oil, refined petroleum products or coal (collectively with MLPs, “Midstream Energy Companies”). There can be no assurance that we will achieve our investment objective. “Midstream energy assets” refers to assets used in the gathering, transporting, processing, storing, refining, distributing, mining or marketing of natural gas, natural gas liquids, crude oil, refined petroleum products or coal.

Our investment objective is considered fundamental and may not be changed without the approval of the holders of a majority of our voting securities. When used with respect to our particular voting securities, a “majority of the outstanding” voting securities means (i) 67% or more of the outstanding voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (ii) more than 50% of the outstanding voting securities, whichever is less.

INVESTMENT POLICIES

Except as described below, we, as a fundamental policy, may not, without the approval of the holders of a majority of the outstanding voting securities:

(1) Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments; provided, however, that this restriction does not prevent us from investing in issuers which invest, deal, or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein.

(2) Purchase or sell commodities as defined in the Commodity Exchange Act, as amended, and the rules and regulations thereunder, unless acquired as a result of ownership of securities or other instruments; provided, however, that this restriction does not prevent us from engaging in transactions involving futures contracts and options thereon or investing in securities that are secured by physical commodities.

(3) Borrow money or issue senior securities, except to the extent permitted by the Investment Company Act of 1940 (the “1940 Act”), or any rules, exemptions or interpretations thereunder that may be adopted, granted or issued by the SEC. See “Use of Financial Leverage” and “Risk Factors — Leverage Risk” in the prospectus.

(4) Make loans to other persons except (a) through the lending of our portfolio securities, (b) through the purchase of debt obligations, loan participations and/or engaging in direct corporate loans in accordance with our investment objectives and policies, and (c) to the extent the entry into a repurchase agreement is deemed to be a loan. We may also make loans to other investment companies to the extent permitted by the 1940 Act or any exemptions therefrom which may be granted by the SEC.

(5) Act as an underwriter except to the extent that, in connection with the disposition of portfolio securities, we may be deemed to be an underwriter under applicable securities laws.

(6) Concentrate our investments in a particular “industry,” as that term is used in the 1940 Act and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time; provided, however, that this concentration limitation does not apply to (a) our investments in MLPs and other Midstream Energy Companies, which will be concentrated in the midstream energy industry in particular, and the energy industry in general, and (b) our investments in securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities.

The remainder of our investment policies, including our investment strategy, are considered non-fundamental and may be changed by the Board of Directors without the approval of the holders of a majority of our voting securities, provided that our securities holders receive at least 60 days’ prior written notice of any change. We have adopted the following non-fundamental investment policies:

(1) For as long as the word “MLP” is in our name, it shall be our policy, under normal market conditions, to invest at least 80% of our total assets in MLPs.

(2) We intend to invest at least 50% of our total assets in publicly traded securities of MLPs and other Midstream Energy Companies.

(3) We may invest up to 50% of our total assets in unregistered or otherwise restricted securities of MLPs and other Midstream Energy Companies. The types of unregistered or otherwise restricted securities that we may purchase include common units, subordinated units, preferred units, and convertible units of, and general partner interests in, MLPs, and securities of other public and private Midstream Energy Companies.

SAI-2

(4) We may invest up to 15% of our total assets in any single issuer.

(5) We may invest up to 20% of our total assets in debt securities of MLPs and other Midstream Energy Companies, including below investment grade debt securities (commonly referred to as “junk bonds” or “high yield bonds”) rated, at the time of investment, at least B3 by Moody’s Investors Service, Inc., B- by Standard & Poor’s or Fitch Ratings, comparably rated by another rating agency or, if unrated, determined by Kayne Anderson to be of comparable quality. In addition, up to one-quarter of our permitted investments in debt securities (or up to 5% of our total assets) may be invested in unrated debt securities or debt securities that are rated less than B3/B- of public or private companies.

(6) Under normal market conditions, our policy is to utilize our debt securities, our revolving credit facility and other borrowings (collectively, “Borrowings”) and our preferred stock (each a “Leverage Instrument” and collectively “Leverage Instruments”) in an amount that represents approximately 30% of our total assets, including proceeds from such Leverage Instruments (which equates to approximately 57.6% of our net asset value as of December 31, 2014). However, we reserve the right at any time, if we believe that market conditions are appropriate, to use Leverage Instruments to the extent permitted by the 1940 Act.

(7) We may, but are not required to, use derivative investments and engage in short sales to hedge against interest rate, market and issuer risks.

Unless otherwise stated, all investment restrictions apply at the time of purchase and we will not be required to reduce a position due solely to market value fluctuations.

For purposes of the temporary investment positions that we take (see “Investment Objective and Policies — Our Portfolio — Temporary Defensive Position” in our prospectus), and in general (unless otherwise noted), cash and cash equivalents are defined to include, without limitation, the following:

(1) U.S. Government securities, which are obligations of, or securities guaranteed by, the U.S. Government, its agencies or instrumentalities.

(2) Certificates of deposit issued against funds deposited in a bank or a savings and loan association. Such certificates are for a definite period of time, earn a specified rate of return, and are normally negotiable. The issuer of a certificate of deposit agrees to pay the amount deposited plus interest to the bearer of the certificate on the date specified thereon. Under current FDIC regulations, the maximum insurance payable as to any one certificate of deposit is $100,000, therefore, certificates of deposit we purchased may not be fully insured.

(3) Repurchase agreements, which involve purchases of debt securities. At the time we purchase securities pursuant to a repurchase agreement, we simultaneously agree to resell and redeliver such securities to the seller, who also simultaneously agrees to buy back the securities at a fixed price and time. This assures us a predetermined yield during the holding period, since the resale price is always greater than the purchase price and reflects an agreed-upon market rate. Such actions afford an opportunity for us to invest temporarily available cash.

(4) Commercial paper, which consists of short-term unsecured promissory notes, including variable rate master demand notes issued by corporations to finance their current operations. Master demand notes are direct lending arrangements between us and a corporation. There is no secondary market for such notes. However, they are redeemable by us at any time. The Adviser will consider the financial condition of the corporation (e.g., earning power, cash flow, and other liquidity measures) and will continuously monitor the corporation’s ability to meet all its financial obligations, because our liquidity might be impaired if the corporation were unable to pay principal and interest on demand. To be characterized by us as “cash or cash equivalents,” investments in commercial paper will be limited to commercial paper rated in the highest categories by a rating agency and which mature within one year of the date of purchase or carry a variable or floating rate of interest.

(5) Bankers’ acceptances, which are short-term credit instruments used to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then “accepted” by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an asset or it may be sold in the secondary market at the going rate of interest for a specific maturity.

(6) Bank time deposits, which are monies kept on deposit with banks or savings and loan associations for a stated period of time at a fixed rate of interest. There may be penalties for the early withdrawal of such time deposits, in which case the yields of these investments will be reduced.

(7) Shares of money market funds in accordance with the applicable provisions of the 1940 Act.

SAI-3

OUR INVESTMENTS

Description of MLPs

Master limited partnerships are entities that are publicly traded and are treated as partnerships for federal income tax purposes. Master limited partnerships are typically structured as limited partnerships or as limited liability companies treated as partnerships. The units for these entities are listed and traded on a U.S. securities exchange. To qualify as a master limited partnership, the entity must receive at least 90% of its income from qualifying sources as set forth in Section 7704(d) of the Code. These qualifying sources include natural resource-based activities such as the exploration, development, mining, production, gathering, processing, refining, transportation, storage, distribution and marketing of mineral or natural resources. Limited partnerships have two classes of interests: general partner interests and limited partner interests. The general partner typically controls the operations and management of the partnership through an equity interest in the partnership (typically up to 2% of total equity). Limited partners own the remainder of the partnership and have a limited role in the partnership’s operations and management.

Master limited partnerships organized as limited partnerships typically have two classes of limited partner interests—common units and subordinated units, but certain variable rate MLPs (as described below) only have one class of limited partners interests – common units.

MLPs that have two classes of limited partnership interests (common units and subordinated units) are structured such that common units and general partner interests have first priority to receive quarterly cash distributions up to an established minimum amount (“minimum quarterly distributions” or “MQD”). Common units also accrue arrearages in distributions to the extent the MQD is not paid. Once common units have been paid, subordinated units receive distributions of up to the MQD; however, subordinated units do not accrue arrearages. Distributable cash in excess of the MQD paid to both common and subordinated units is distributed to both common and subordinated units on a pro rata basis. Whenever a distribution is paid to either common unitholders or subordinated unitholders, the general partner is paid a proportional distribution. The holders of incentive distribution rights (“IDRs”) , usually the general partner, are eligible to receive incentive distributions if the general partner operates the business in a manner which results in distributions paid per unit surpassing specified target levels. As cash distributions to the limited partners increase, the IDRs receive an increasingly higher percentage of the incremental cash distributions. These IDRs encourage the general partner to streamline costs, make investments and acquire assets in order to increase the partnership’s cash flow and raise the quarterly cash distribution in order to reach target levels, which benefits all security holders of such MLP. The general partner interest may be held by either a private or publicly traded entity. In many cases, the general partner owns common units, subordinated units and IDRs in addition to a general partner interest in the MLP.

In addition to the common unit and subordinated unit structure for MLPs, certain recently formed MLPs have adopted variable distribution policies. Typically, an MLP with a variable distribution will only have one class of limited partnership interests, common units, and will distribute 100% of its distributable cash flow on a quarterly basis. Such MLPs will not have an MQD and will not have subordinated units and/or IDRs. This type of distribution policy is utilized by MLPs with more exposure to commodity or more cyclical businesses prices and, as a result, more variability in such MLP’s distributable cash flow.

The MLPs in which we invest are currently classified by us as midstream MLPs, propane MLPs, coal MLPs, shipping MLPs, upstream MLPs and other MLPs:

•	Midstream MLPs own and operate the logistical assets used in the energy sector and are engaged in (a) the treating, gathering, compression, processing, transmission and storage of natural gas and the transportation, fractionation and storage of natural gas liquids (primarily propane, ethane, butane and natural gasoline); (b) the gathering, transportation and storage of crude oil; and (c) the transportation and storage of refined petroleum products (primarily gasoline, diesel fuel and jet fuel) and other hydrocarbon by-products. MLPs may also operate ancillary businesses including the marketing of commodities and logistical services.

•	Shipping MLPs provide transportation and distribution services for energy-related products through the ownership and operation of several types of vessels, such as crude oil tankers, refined petroleum product tankers, liquefied natural gas tankers, tank barges and tugboats. Marine transportation plays an important role in domestic and international trade of crude oil, refined petroleum products, natural gas liquids and liquefied natural gas and is expected to benefit from future global economic growth and development.

•	Upstream MLPs are businesses engaged in the acquisition, exploitation, development and production of natural gas, natural gas liquids and crude oil. An Upstream MLP’s cash flow and distributions are driven by the amount of oil, natural gas, natural gas liquids and oil produced and the demand for and price of such commodities. As the underlying reserves of an Upstream MLP are produced, its reserve base is depleted. Most Upstream MLPs seek to maintain or expand their reserves and production through the acquisition of reserves from other companies, and the exploration and development of existing resources.

SAI-4

•	Coal MLPs are engaged in the owning, leasing, managing and production and sale of various grades of steam and metallurgical grades of coal. The primary use of steam coal is for electric generation (steam coal is used as a fuel for steam-powered generators by electrical utilities). The primary use of metallurgical coal is in the production of steel (metallurgical coal is used to make coke, which, in turn, is used as a raw material in the steel manufacturing process.

•	Propane MLPs are engaged in the distribution of propane to homeowners for space and water heating and to commercial, industrial and agricultural customers. Propane serves approximately 6% of the household energy needs in the United States, largely for homes beyond the geographic reach of natural gas distribution pipelines. Volumes are weather dependent and a majority of annual cash flow is earned during the winter heating season (October through March).

•	Other MLPs are engaged in owning energy assets or providing energy-related services which do not fit in the five categories listed above. Examples of business activities conducted by other MLPs include: (i) retail gasoline distribution, (ii) production of sand used as a proppant in the production of crude oil and natural gas (“frac sand”), (iii) production of coke, which is used as a raw material in the steelmaking process, (iv) manufacturing of ethylene, which is used as a raw material to make plastic, (v) the mining of soda ash, which is a raw material used to make glass, detergents and other chemicals, (vi) the manufacturing of methanol, which is used as a fuel additive as well as in various chemical applications and (vii) the manufacturing of ammonia, which is a raw material used to make fertilizer. Each of these MLPs generates qualified income and qualifies for federal tax treatment as a partnership.

For purposes of our investment objective, the term “MLPs” includes affiliates of MLPs that own general partner interests or, in some cases, subordinated units, registered or unregistered common units, or other limited partner units in an MLP.

Our Portfolio

At any given time, we expect that our portfolio will have some or all of the types of investments described below. A description of our investment policies and restrictions and more information about our portfolio investments are contained in this SAI and the prospectus.

Equity Securities of MLPs. The following summarizes in further detail certain features of equity securities of master limited partnerships. Also summarized below are certain features of I-Shares, which represent an ownership interest issued by an affiliated party of a master limited partnership.

Common Units. Common units represent a limited partnership interest in an MLP and may be listed and traded on U.S. securities exchanges or over-the-counter, with their value fluctuating predominantly based on prevailing market conditions and the success of such master limited partnership. We intend to purchase common units in market transactions as well as directly from the partnership or other large unitholders in private placements. Unlike owners of common stock of a corporation, common unitholders have limited voting rights and, in most instances, have no ability to annually elect directors. MLPs typically distribute all of their distributable cash flow (cash flow from operations less maintenance capital expenditures) in the form of quarterly distributions. In the more typical structure where the MLP has common units and subordinated units, the common units have first priority to receive quarterly cash distributions up to the MQD and have arrearage rights. Further, in the event of liquidation, common units have preference over subordinated units (but not debt or preferred units), to the remaining assets of the MLP. For MLPs that have adopted variable distribution policies, such MLPs typically do not have subordinated units. As a result, the common units of these MLPs are their only class of limited partnership interests.

Subordinated Units. Subordinated units are typically issued by MLPs to their original sponsors, such as their management teams, corporate general partners, entities that sell assets to the master limited partnership, and outside investors such as us. We may purchase subordinated units directly from these parties as well as newly issued subordinated units from the MLP. Subordinated units have similar limited voting rights as common units and are generally not publicly traded. Once the MQD on the common units, including any arrearages, has been paid, subordinated units receive cash distributions up to the MQD. Unlike common units, subordinated units do not have arrearage rights. In the event of liquidation, common units and general partner interests have priority over subordinated units. Subordinated units are typically converted into common units on a one-to-one basis after certain time periods and/or performance targets have been satisfied.

Subordinated units in which we may invest generally convert to common units at a one-to-one ratio. The purchase or sale price of subordinated units is generally tied to the common unit price less a discount. The size of the discount varies depending on the likelihood of conversion, the length of time remaining to conversion, the size of the block purchased relative to trading volumes, and other factors, including MLPs with smaller capitalization or potentially having limited product lines, markets or financial resources, lacking management depth or experience, and being more vulnerable to adverse general market or economic development than larger more established companies.

SAI-5

General Partner Interests. General partner interests of MLPs are typically retained by their respective original sponsors, such as its management teams, corporate partners, entities that sell assets to the MLP, and investors such as us. A holder of general partner interests can be liable under certain circumstances for amounts greater than the amount of the holder’s investment in the general partner interest. General partner interests often confer direct board participation rights and in many cases, operating control, over the MLP. General partner interests receive cash distributions, typically 2% of the MLP’s aggregate cash distributions. General partner interests generally cannot be converted into common units. The general partner interest can be redeemed by the MLP if the unitholders of such MLP choose to remove the general partner, typically with a supermajority vote by limited partner unitholders.

Incentive Distribution Rights (“IDRs”). IDRs are typically issued to the MLP’s general partner at formation and entitle the holder to receive cash distributions after the distributions to common unitholders meet certain prescribed levels. Most MLPs with IDRs entitle holders of such IDRs to receive up to 48% of incremental cash distributions after such MLP has increased its distributions to common unitholders by 50% above its MQD.

I-Shares. We will directly invest in I-Shares or other securities issued by master limited partnership affiliates (“MLP affiliate”). I-Shares represent an ownership interest issued by an affiliated party of an MLP. The MLP affiliate uses the proceeds from the sale of I-Shares to purchase limited partnership interests in the MLP in the form of i-units. I-units have similar features as MLP common units in terms of voting rights, liquidation preference and distributions. However, rather than receiving cash, the MLP affiliate receives additional i-units in an amount equal to the cash distributions received by the holders of the MLP common units. Similarly, holders of I-Shares will receive additional I-Shares, in the same proportion as the MLP affiliates receipt of i-units, rather than cash distributions. I-Shares themselves have limited voting rights which are similar to those applicable to MLP common units.

The MLP affiliate issuing the I-Shares is structured as a corporation for federal income tax purposes. The two existing I-Shares are traded on the NYSE.

Equity Securities of Publicly Traded Midstream Energy Companies. Equity securities of publicly traded Midstream Energy Companies consist of common equity, preferred equity and other securities convertible into equity securities of such companies. Holders of common stock are typically entitled to one vote per share on all matters to be voted on by stockholders. Holders of preferred equity can be entitled to a wide range of voting and other rights, depending on the structure of each separate security. Securities convertible into equity securities of Midstream Energy Companies generally convert according to set ratios into common stock and are, like preferred equity, entitled to a wide range of voting and other rights. These securities are typically listed and traded on U.S. securities exchanges or over-the-counter. We intend to invest in equity securities of publicly traded Midstream Energy Companies primarily through market transactions as well as primary issuances directly from such companies or other parties in private placements.

Securities of Private Companies. Our investments in the debt or equity securities of private companies operating midstream energy assets will typically be made with the expectation that such assets will be contributed to a newly-formed MLP or sold to or merged with, an existing MLP within approximately one to two years.

Debt Securities. The debt securities in which we invest provide for fixed or variable principal payments and various types of interest rate and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment-in-kind and auction rate features. Certain debt securities are “perpetual” in that they have no maturity date. Certain debt securities are zero coupon bonds. A zero coupon bond is a bond that does not pay interest either for the entire life of the obligations or for an initial period after the issuance of the obligation. To the extent that we invest in below investment grade or unrated debt securities (commonly referred to as “junk bonds” or “high yield bonds”), such securities will be rated, at the time of investment, at least B- by Standard & Poor’s or Fitch, B3 by Moody’s, a comparable rating by at least one other rating agency or, if unrated, determined by Kayne Anderson to be of comparable quality. If a security satisfies our minimum rating criteria at the time of purchase and is subsequently downgraded below such rating, we will not be required to dispose of such security.

Because the risk of default is higher for below investment grade and unrated debt securities than for investment grade securities, our Adviser’s research and credit analysis is a particularly important part of making investment decisions on securities of this type.

Our Adviser will attempt to identify those issuers of below investment grade and unrated debt securities whose financial condition the Adviser believes is sufficient to meet future obligations or has improved or is expected to improve in the future. The Adviser’s analysis focuses on relative values based on such factors as interest coverage, fixed charges coverage, asset coverage, operating history, financial resources, earnings prospects and the experience and managerial strength of the issuer.

Temporary Defensive Position. During periods in which the Adviser determines that it is temporarily unable to follow our investment strategy or that it is impractical to do so, we may deviate from our investment strategy and invest all or any portion of our net assets in cash or cash equivalents. The Adviser’s determination that it is temporarily unable to follow our investment strategy or that it is impractical to do so will generally occur only in situations in which a market disruption event has occurred and where trading in the securities selected through application of our investment strategy is extremely limited or absent. In such a case, our shares may be adversely affected and we may not pursue or achieve our investment objective.

SAI-6

Our Use of Derivatives, Options and Hedging Transactions

Covered Calls. We may write call options with the purpose of generating realized gains or reducing our ownership of certain securities. We will only write call options on securities that we hold in our portfolio (i.e., covered calls). A call option on a security is a contract that gives the holder of such call option the right to buy the security underlying the call option from the writer of such call option at a specified price at any time during the term of the option. At the time the call option is sold, the writer of a call option receives a premium (or call premium) from the buyer of such call option. If we write a call option on a security, we have the obligation upon exercise of such call option to deliver the underlying security upon payment of the exercise price. When we write a call option, an amount equal to the premium received by us will be recorded as a liability and will be subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by us as realized gains from investments on the expiration date. If we repurchase a written call option prior to its exercise, the difference between the premium received and the amount paid to repurchase the option is treated as a realized gain or realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether we have realized a gain or loss. We, as the writer of the option, bear the market risk of an unfavorable change in the price of the security underlying the written option.

Interest Rate Swaps. We currently expect to utilize hedging techniques such as interest rate swaps to mitigate potential interest rate risk on a portion of our Leverage Instruments. Such interest rate swaps would principally be used to protect us against higher costs on our Leverage Instruments resulting from increases in short-term interest rates. We anticipate that the majority of our interest rate hedges will be interest rate swap contracts with financial institutions.

Use of Arbitrage and Other Derivative-Based Strategies. We may use short sales, arbitrage and other strategies to try to generate additional return. As part of such strategies, we may (i) engage in paired long-short trades to arbitrage pricing disparities in securities held in our portfolio; (ii) purchase call options or put options; (iii) enter into total return swap contracts; or (iv) sell securities short. Paired trading consists of taking a long position in one security and concurrently taking a short position in another security within the same or an affiliated issuer. With a long position, we purchase a stock outright; whereas with a short position, we would sell a security that we do not own and must borrow to meet our settlement obligations. We will realize a profit or incur a loss from a short position depending on whether the value of the underlying stock decreases or increases, respectively, between the time the stock is sold and when we replace the borrowed security. See “Risk Factors—Risks Related to Our Investments and Investment Techniques—Short Sales Risk.” A total return swap is a contract between two parties designed to replicate the economics of directly owning a security. We may enter into total return swaps with financial institutions related to equity investments in certain master limited partnerships.

Value of Derivative Instruments. For purposes of determining compliance with the requirement that we invest 80% of our total assets in MLPs, we value derivative instruments based on their respective current fair market values.

Other Risk Management Strategies. To a lesser extent, we may use various hedging and other risk management strategies to seek to manage market risks. Such hedging strategies would be utilized to seek to protect against possible adverse changes in the market value of securities held in our portfolio, or to otherwise protect the value of our portfolio. We may execute our hedging and risk management strategy by engaging in a variety of transactions, including buying or selling options or futures contracts on indexes. See “Risk Factors — Risks Related to Our Investments and Investment Techniques — Derivatives Risk” in our prospectus.

Portfolio Turnover. We anticipate that our annual portfolio turnover rate will range between 15% and 25%, but the rate may vary greatly from year to year. Portfolio turnover rate is not considered a limiting factor in the Adviser’s execution of investment decisions. The types of MLPs in which we intend to invest historically have made cash distributions to limited partners that would not be taxed as income to us in that tax year but rather would be treated as a non-taxable return of capital to the extent of our basis. As a result, the tax related to such distribution would be deferred until subsequent sale of our MLP units, at which time we would pay any required tax on capital gain. Therefore, the sooner we sell such MLP units, the sooner we would be required to pay tax on resulting capital gains, and the cash available to us to pay distributions to our common stockholders in the year of such tax payment would be less than if such taxes were deferred until a later year. In addition, the greater the number of such MLP units that we sell in any year, i.e., the higher our turnover rate, the greater our potential tax liability for that year. These taxable gains may increase our current and accumulated earnings and profits, resulting in a greater portion of our common stock distributions being treated as dividend income to our common stockholders. In addition, a higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by us.

Additional Risks and Special Considerations Concerning Derivatives. In addition to the risks described above and in our prospectus, the use of derivative instruments involves certain general risks and considerations as described below.

SAI-7

Market Risk. Market risk is the risk that the value of the underlying assets may go up or down. Adverse movements in the value of an underlying asset can expose us to losses. Market risk is the primary risk associated with derivative transactions. Derivative instruments may include elements of leverage and, accordingly, fluctuations in the value of the derivative instrument in relation to the underlying asset may be magnified. The successful use of derivative instruments depends upon a variety of factors, particularly the Adviser’s ability to predict correctly changes in the relationships of such hedge instruments to our portfolio holdings, and there can be no assurance the Adviser’s judgment in this respect will be accurate. Consequently, the use of derivatives for hedging purposes might result in a poorer overall performance for us, whether or not adjusted for risk, than if we had not hedged our portfolio holdings.

Credit Risk. Credit risk is the risk that a loss is sustained as a result of the failure of a counterparty to comply with the terms of a derivative instrument. The counterparty risk for exchange-traded derivatives is generally less than for privately-negotiated or over-the-counter derivatives, since generally a clearing agency, which is the issuer or counterparty to each exchange-traded instrument, provides a guarantee of performance. For privately-negotiated instruments, there is no similar clearing agency guarantee. In all transactions, we will bear the risk that the counterparty will default, and this could result in a loss of the expected benefit of the derivative transactions and possibly other losses to us. We will enter into transactions in derivative instruments only with counterparties that the Adviser reasonably believes are capable of performing under the contract.

Correlation Risk. Correlation risk is the risk that there might be an imperfect correlation, or even no correlation, between price movements of a derivative instrument and price movements of investments being hedged. When a derivative transaction is used to completely hedge another position, changes in the market value of the combined position (the derivative instrument plus the position being hedged) result from an imperfect correlation between the price movements of the two instruments. With a perfect hedge, the value of the combined position remains unchanged with any change in the price of the underlying asset. With an imperfect hedge, the value of the derivative instrument and its hedge are not perfectly correlated. For example, if the value of a derivative instrument used in a short hedge (such as buying a put option or selling a futures contract) increased by less than the decline in value of the hedged investments, the hedge would not be perfectly correlated. This might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which these instruments are traded. In addition, our success in using hedging instruments is subject to the Adviser’s ability to correctly predict changes in relationships of such hedge instruments to our portfolio holdings, and there can be no assurance that the Adviser’s judgment in this respect will be accurate. An imperfect correlation may prevent us from achieving the intended hedge or expose us to a risk of loss.

Liquidity Risk. Liquidity risk is the risk that a derivative instrument cannot be sold, closed out, or replaced quickly at or very close to its fundamental value. Generally, exchange contracts are liquid because the exchange clearinghouse is the counterparty of every contract. Over-the-counter transactions are less liquid than exchange-traded derivatives since they often can only be closed out with the other party to the transaction. We might be required by applicable regulatory requirements to maintain assets as “cover,” maintain segregated accounts and/or make margin payments when we take positions in derivative instruments involving obligations to third parties (i.e., instruments other than purchase options). If we are unable to close out our positions in such instruments, we might be required to continue to maintain such accounts or make such payments until the position expires, matures, or is closed out. These requirements might impair our ability to sell a security or make an investment at a time when it would otherwise be favorable to do so, or require that we sell a portfolio security at a disadvantageous time. Our ability to sell or close out a position in an instrument prior to expiration or maturity depends upon the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the counterparty to enter into a transaction closing out the position. Due to liquidity risk, there is no assurance that any derivatives position can be sold or closed out at a time and price that is favorable to us.

Legal Risk. Legal risk is the risk of loss caused by the unenforceability of a party’s obligations under the derivative. While a party seeking price certainty agrees to surrender the potential upside in exchange for downside protection, the party taking the risk is looking for a positive payoff. Despite this voluntary assumption of risk, a counterparty that has lost money in a derivative transaction may try to avoid payment by exploiting various legal uncertainties about certain derivative products.

Systemic or “Interconnection” Risk. Systemic or interconnection risk is the risk that a disruption in the financial markets will cause difficulties for all market participants. In other words, a disruption in one market will spill over into other markets, perhaps creating a chain reaction. Much of the over-the-counter derivatives market takes place among the over-the-counter dealers themselves, thus creating a large interconnected web of financial obligations. This interconnectedness raises the possibility that a default by one large dealer could create losses for other dealers and destabilize the entire market for OTC derivative instruments.

Legislation and Regulatory Risk

At any time after the date of the prospectus and this SAI, legislation may be enacted that could negatively affect our assets or the issuers of such assets. Changing approaches to regulation may have a negative impact on entities in which we invest. There can be no assurance that future legislation, regulation or deregulation will not have a material adverse effect on us or will not impair the ability of the issuers of the assets we hold to achieve their business goals, and hence, for us to achieve our investment objective.

SAI-8

When-Issued and Delayed Delivery Transactions

We may buy and sell securities on a when-issued or delayed delivery basis, making payment or taking delivery at a later date, normally within 15 to 45 days of the trade date. On such transactions, the payment obligation and the interest rate are fixed at the time the buyer enters into the commitment. Beginning on the date we enter into a commitment to purchase securities on a when-issued or delayed delivery basis, we are required under rules of the SEC to maintain in a separate account liquid assets, consisting of cash, cash equivalents or liquid securities having a market value at all times of at least equal to the amount of the commitment. Income generated by any such assets which provide taxable income for U.S. federal income tax purposes is includable in our taxable income. We may enter into contracts to purchase securities on a forward basis (i.e., where settlement will occur more than 60 days from the date of the transaction) only to the extent that we specifically collateralize such obligations with a security that is expected to be called or mature within sixty days before or after the settlement date of the forward transaction. The commitment to purchase securities on a when-issued, delayed delivery or forward basis may involve an element of risk because at the time of delivery the market value may be less than cost.

Repurchase Agreements

As temporary investments, we may invest in repurchase agreements. A repurchase agreement is a contractual agreement whereby the seller of securities agrees to repurchase the same security at a specified price on a future date agreed upon by the parties. The agreed-upon repurchase price determines the yield during our holding period. Repurchase agreements are considered to be loans collateralized by the underlying security that is the subject of the repurchase contract. Income generated from transactions in repurchase agreements will be taxable. We will only enter into repurchase agreements with registered securities dealers or domestic banks that, in the opinion of the Adviser, present minimal credit risk. Our risk is limited to the ability of the issuer to pay the agreed-upon repurchase price on the delivery date; however, although the value of the underlying collateral at the time the transaction is entered into always equals or exceeds the agreed-upon repurchase price, if the value of the collateral declines there is a risk of loss of both principal and interest. In the event of default, the collateral may be sold, but we may incur a loss if the value of the collateral declines, and may incur disposition costs or experience delays in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization upon the collateral by us may be delayed or limited. The Adviser will monitor the value of the collateral at the time the transaction is entered into and at all times subsequent during the term of the repurchase agreement in an effort to determine that such value always equals or exceeds the agreed-upon repurchase price. In the event the value of the collateral declines below the repurchase price, we will demand additional collateral from the issuer to increase the value of the collateral to at least that of the repurchase price, including interest.

Lending of Portfolio Securities

We may lend our portfolio securities to broker-dealers and banks. Any such loan must be continuously secured by collateral in cash or cash equivalents maintained on a current basis in an amount at least equal to the market value of the securities loaned by us. We would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned, and would also receive an additional return that may be in the form of a fixed fee or a percentage of the collateral. We may pay reasonable fees for services in arranging these loans. We would have the right to call the loan and obtain the securities loaned at any time on notice of not more than five business days. We would not have the right to vote the securities during the existence of the loan but would call the loan to permit voting of the securities, if, in the Adviser’s judgment, a material event requiring a stockholder vote would otherwise occur before the loan was repaid. In the event of bankruptcy or other default of the borrower, we could experience both delays in liquidating the loan collateral or recovering the loaned securities and losses, including (a) possible decline in the value of the collateral or in the value of the securities loaned during the period while we seek to enforce its rights thereto, (b) possible subnormal levels of income and lack of access to income during this period, and (c) expenses of enforcing its rights.

SAI-9

MANAGEMENT

Directors and Officers

Our business and affairs are managed under the direction of our Board of Directors, including the duties performed for us under the Investment Management Agreement. The directors set broad policies for us and choose our officers. The members of our Board of Directors are as follows: Anne K. Costin, Steven C. Good, Gerald I. Isenberg, Kevin S. McCarthy and William H. Shea, Jr. The directors who are not “interested persons” of our Adviser or our underwriters as defined in the 1940 Act are referred to herein as “Independent Directors.”

Under our Charter, our directors are divided into three classes. Each class of Directors hold office until the third annual meeting following their election and until their successors are duly elected and qualifies. At each annual meeting of our stockholders, the successors to the class of Directors whose terms expire at such meeting will be elected to hold office for a term expiring at the annual meeting of stockholders held in the third year following the year of their election and until his or her successor is duly elected and qualifies.

None of our Independent Directors (other than Mr. Isenberg) nor any of their immediate family members, has ever been a director, officer or employee of our Adviser or its affiliates. From 1998 to 2002, Mr. Isenberg was a board member of the Kayne Anderson Rudnick Mutual Funds, whose investment adviser, Kayne Anderson Rudnick Investment Management, LLC, formerly may have been deemed an affiliate of Kayne Anderson. We have no employees. Our officers are compensated by our Adviser. Our Board of Directors is divided into three classes of directors serving staggered three-year terms. The term of the first class expires in 2017, terms of the second and third classes expire in 2015 and 2016, respectively. Upon expiration of their current terms, directors of each class will be elected to serve for three-year terms and until their successors are duly elected and qualify and each year one class of directors will be elected by our stockholders.

The following table includes information regarding our directors and officers, and their principal occupations and other affiliations during the past five years. The addresses for all directors are 1800 Avenue of the Stars, Third Floor, Los Angeles, CA 90067 and 811 Main Street, 14th Floor, Houston, Texas 77002. All of our directors currently serve on the Board of Directors of Kayne Anderson Energy Total Return Fund, Inc. (“KYE”), and Mr. McCarthy also serves on the Board of Directors of Kayne Anderson Energy Development Company (“KED”) and Kayne Anderson Midstream/Energy Fund, Inc. (“KMF”), each a closed-end investment company registered under the 1940 Act that is advised by our Adviser.

Independent Directors

Name (Year Born)	Position(s) Held with Registrant	Term of Office/ Time of Service	Principal Occupations During Past Five Years	Number of Portfolios in Fund Complex(1) Overseen by Director	Other Directorships Held by Director During Past Five Years
Anne K. Costin (born 1950)	Director	3-year term (until the 2016 Annual Meeting of Stockholders)/served since inception	Professor at the Amsterdam Institute of Finance from 2007 to 2013. Adjunct Professor in the Finance and Economics Department of Columbia University Graduate School of Business in New York from 2004 through 2007. As of March 1, 2005, Ms. Costin retired after a 28-year career at Citigroup. During the seven years prior to her retirement, Ms. Costin was Managing Director and Global Deputy Head of the Project & Structured Trade Finance product group within Citigroup’s Investment Banking Division.	2	Current: • KYE • St. Matthew’s Music Guild (not-for-profit organization)

SAI-10

Steven C. Good (born 1942)	Director	3-year term (until the 2015 Annual Meeting of Stockholders)/served since inception	Independent consultant since February 2010, when he retired from CohnReznick LLP, where he had been an active partner since 1976. CohnReznick LLP offers accounting, tax and business advisory services to middle market private and publicly-traded companies, their owners and their management. Founded Block, Good and Gagerman in 1976, which later evolved in stages into CohnReznick LLP.	2	Current: • KYE • OSI Systems, Inc. (specialized electronic products) Prior: • California Pizza Kitchen, Inc. (restaurant chain) • Arden Realty, Inc. (real estate investment trust)

Gerald I. Isenberg (born 1940)	Director	3-year term (until the 2017 Annual Meeting of Stockholders)/served since 2005	Professor Emeritus at the University of Southern California School of Cinema-Television since 2007. Chief Financial Officer of Teeccino Caffe Inc., a privately owned beverage manufacturer and distributor.	2

Current:

•   KYE

•   Teeccino Caffe Inc. (beverage manufacturer and distributor)

•   Caucus for Television Producers, Writers & Directors Foundation (not-for-profit organization)

Prior:

•   Kayne Anderson Rudnick Mutual Funds (2) from 1998 to 2002

SAI-11

William H. Shea, Jr. (born 1954)	Director	3-year term (until the 2016 Annual Meeting of Stockholders)/served since 2008	Chief Executive Officer and President of Niska Gas Storage Partners LLC since May 2014. Chief Executive Officer of the general partner of PVR Partners, L.P. (PVR) from March 2010 to March 2014. Chief Executive Officer and President of the general partner of Penn Virginia GP Holdings L.P. (PVG), from March 2010 to March 2011. Private investor from June 2007 to March 2010. From September 2000 to June 2007, President, Chief Executive Officer and Director (Chairman from May 2004 to June 2007) of Buckeye Partners, L.P. (BPL). From May 2004 to June 2007, President, Chief Executive Officer and Chairman of Buckeye GP Holdings, L.P. (BGH) and its predecessors.	2

Current:

•   KYE

•   Niska Gas Storage Partners LLC (natural gas storage MLP)

•   USA Compression Partners, LP (natural gas compression MLP)

Prior:

•   BGH (general partner of BPL)

•   BPL (midstream MLP)

•   Gibson Energy ULC (midstream energy)

•   PVG (owned general partner of PVR)

•   PVR (midstream MLP)

•   Penn Virginia Corporation (oil and gas exploration and production company)

SAI-12

Interested Director

Name (Year Born)	Position(s) Held with Registrant	Term of Office/ Time of Service	Principal Occupations During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
Kevin S. McCarthy(3) (born 1959)	Chairman of the Board of Directors; President and Chief Executive Officer	3-year term as a director (until the 2015 Annual Meeting of Stockholders), elected annually as an officer/served since inception	Senior Managing Director of KACALP since June 2004 and of KAFA since 2006. President and Chief Executive Officer of KYE, KED and KMF since inception (KYE inception in 2005; KED inception in 2006; and KMF inception in 2010). Global Head of Energy at UBS Securities LLC from November 2000 to May 2004.	4

Current:

•   KYE

•   KED

•   KMF

•   Emerge Energy Services LP (frac sand MLP)

•   Range Resources Corporation (oil and gas exploration and production company)

Prior:

•   Clearwater Natural Resources, L.P. (coal mining)

•   Direct Fuels Partners, L.P. (transmix refining and fuels distribution)

•   International Resource Partners LP (coal mining)

•   K-Sea Transportation Partners LP (marine transportation MLP)

•   ProPetro Services, Inc. (oilfield services)

(1)	The 1940 Act requires the term “Fund Complex” to be defined to include registered investment companies advised by our Adviser, and, as a result as of February 28, 2015, the Fund Complex included KYE, KED and KMF.
(2)	The investment adviser to the Kayne Anderson Rudnick Mutual Funds, Kayne Anderson Rudnick Investment Management, LLC, formerly was as affiliate of KACALP.

SAI-13

(3)	Mr. McCarthy is an “interested person” of Kayne Anderson MLP Investment Company as defined in the 1940 Act by virtue of his employment relationship with KAFA, our investment adviser.

SAI-14

Officers

Name (Year Born)	Position(s) Held with Registrant	Term of Office/ Time of Service	Principal Occupations During Past Five Years	Other Directorships Held by Officer
James C. Baker (born 1972)	Executive Vice President	Elected annually/served as Vice President from June 2005 to June 2008; served as Executive Vice President since 2008	Senior Managing Director of KACALP and KAFA since February 2008, Managing Director of KACALP and KAFA since December 2004 and 2006, respectively. Vice President of KYE from 2005 to 2008 and of KED from 2006 to 2008. Executive Vice President of KYE and KED since June 2008 and of KMF since August 2010.	Current: • KED Prior: • K-Sea Transportation Partners LP (shipping MLP) • Petris Technology, Inc. (data management for energy companies) • ProPetro Services, Inc. (oilfield services)
J.C. Frey (born 1968)	Executive Vice President, Assistant Treasurer and Assistant Secretary	Elected annually/served as Assistant Treasurer and Assistant Secretary since inception; served as Executive Vice President since 2008	Senior Managing Director of KACALP since 2004 and of KAFA since 2006, and Managing Director of KACALP since 2000. Portfolio Manager of KACALP since 2000, Portfolio Manager, Vice President, Assistant Secretary and Assistant Treasurer of KYE since 2005 and of KED since 2006. Executive Vice President of KYE and KED since June 2008 and of KMF since August 2010.	None

Terry A. Hart (born 1969)	Chief Financial Officer and Treasurer	Elected annually/served since 2005	Chief Financial Officer and Treasurer of KYE since December 2005, of KED since September 2006 and of KMF since August 2010. Director of Structured Finance, Assistant Treasurer, Senior Vice President and Controller of Dynegy, Inc. from 2000 to 2005.	Current: • The Source for Women (not-for-profit organization)

Ron M. Logan, Jr. (born 1960)	Senior Vice President	Elected annually/served since September 2012	Senior Managing Director of KACALP and KAFA since February 2014. Managing director of KACALP and KAFA from September 2006 to February 2014. Senior Vice President of KED since September 2006, Senior Vice President of KMF since June 2012, Senior Vice President of KYE since September 2012. Independent consultant to several leading energy firms. Senior Vice President of Ferrellgas Inc. from 2003 to 2005. Vice President of Dynegy Midstream Services from 1997 to 2002.	Prior: • VantaCore Partners LP (aggregates company)

Jody Meraz (born 1978)	Vice President	Elected annually/served since 2011	Managing Director of KACALP and KAFA since February 2014. Senior Vice President of KACALP and KAFA from 2011 to February 2014. Vice President of KACALP from 2007 to 2011. Associate of KACALP and KAFA since 2005 and 2006. Vice President of KYE, KED and KMF since 2011.	None

Michael O’Neil (born 1983)	Chief Compliance Officer	Elected annually/served since 2013	Chief Compliance Officer of KACALP and KAFA since March 2012 and of KYE, KED, KMF since December 2013 and of KA Associates, Inc. (broker-dealer) since January 2013. A compliance officer at Black Rock Inc. from January 2008 to February 2012.	None

SAI-15

David J. Shladovsky (born 1960)	Secretary	Elected annually/served since inception	Managing Director and General Counsel of KACALP since 1997 and of KAFA since 2006. Secretary and Chief Compliance Officer of KYE since 2005, of KED since 2006 and of KMF since August 2010.	None

Committees of the Board of Directors

Our Board of Directors has three standing committees: the Nominating Committee, the Valuation Committee and the Audit Committee.

The Nominating Committee is responsible for appointing and nominating independent persons to our Board of Directors. Ms. Costin and Messrs. Good, Isenberg and Shea are members of the Nominating Committee. The Nominating Committee met two times during the fiscal year ended November 30, 2014. If there is no vacancy on the Board, the Board of Directors will not actively seek recommendations from other parties, including stockholders. When a vacancy on the Board of Directors occurs and nominations are sought to fill such vacancy, the Nominating Committee may seek nominations from those sources it deems appropriate in its discretion, including our stockholders. To submit a recommendation for nomination as a candidate for a position on the Board, stockholders shall mail such recommendation to David Shladovsky, Secretary, at our address: 811 Main Street, 14th Floor, Houston, TX 77002. Such recommendation shall include the following information: (a) evidence of stock ownership of the person or entity recommending the candidate (if submitted by one of our stockholders), (b) a full description of the proposed candidate’s background, including their education, experience, current employment, and date of birth, (c) names and addresses of at least three professional references for the candidate, (d) information as to whether the candidate is an “interested person” in relation to us, as such term is defined in the 1940 Act and such other information that may be considered to impair the candidate’s independence and (e) any other information that may be helpful to the Nominating Committee in evaluating the candidate. If a recommendation is received with satisfactorily completed information regarding a candidate during a time when a vacancy exists on the Board of Directors or during such other time as the Nominating Committee is accepting recommendations, the recommendation will be forwarded to the Chair of the Nominating Committee and counsel to the Independent Directors. Recommendations received at any other time will be kept on file until such time as the Nominating Committee is accepting recommendations, at which point they may be considered for nomination.

The Valuation Committee is responsible for the oversight of our pricing procedures and the valuation of our securities in accordance with such procedures. Ms. Costin and Messrs. Isenberg and McCarthy are members of the Valuation Committee. The Valuation Committee met four times during the fiscal year ended November 30, 2014.

The Audit Committee is responsible for overseeing our accounting and financial reporting process, our system of internal controls, audit process and evaluating and appointing our independent auditors (subject also to Board of Director approval). Messrs. Good, Isenberg and Shea serve on the Audit Committee. The Audit Committee met three times during the fiscal year ended November 30, 2014.

Director Compensation

Our directors and officers who are “interested persons” by virtue of their employment by Kayne Anderson serve without any compensation from us. Effective December 1, 2014, each of our Independent Directors receives a $125,000 annual retainer for serving as a director on our board and on the board of KYE (the previous annual retainer was $110,000). As of November 30, 2014, 83% and 17% of the retainer has been allocated (pro rata based on total assets at the end of each fiscal quarter) to us and KYE, respectively. The chairperson of the Audit Committee will receive additional compensation of $7,500 annually per fund. In addition, our Independent Directors receive fees for each meeting attended, as follows: $2,500 per Board meeting attended in person and $2,000 per Board meeting attended via telephone; $1,500 per Audit Committee meeting; and $500 for other committee meetings. The Independent Directors are reimbursed for expenses incurred as a result of attendance at meetings of the Board and its committees.

The following table sets forth compensation by us for the fiscal year ended November 30, 2014 to the Independent Directors. We have no retirement or pension plans.

Name of Director	Aggregate Compensation from Us	Total Compensation from Us and Fund Complex(1)
Anne K. Costin	$111,927	$148,000
Steven C. Good	$117,427	$160,500
Gerald I. Isenberg	$110,427	$146,501
William H. Shea	$108,427	$142,001

(1)	The directors also oversee Kayne Anderson Energy Total Return Fund, Inc., an investment company managed by our Adviser.

SAI-16

Security Ownership of Management

As of November 30, 2014, certain officers of our Adviser, including all of our officers, own, in the aggregate, approximately $11 million of our common stock.

The following table sets forth the dollar range of our equity securities beneficially owned by our directors as of November 30, 2014:

Name of Director	Dollar Range(1) of Our Equity Securities Owned by Director(2)	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Director in Fund Complex(3)
Independent Directors
Anne K. Costin	$50,001 – $100,000	Over $100,000
Steven C. Good	$50,001 – $100,000	Over $100,000
Gerald I. Isenberg	Over $100,000	Over $100,000
William H. Shea	Over $100,000	Over $100,000
Interested Director
Kevin S. McCarthy	Over $100,000	Over $100,000

(1)	Dollar ranges are as follows: none; $1-$10,000; $10,001-$50,000; $50,001-$100,000; over $100,000. (2) As of November 30, 2014, our officers and directors, as a group, owned less than 1% of any class of our outstanding equity securities. (3) The directors also oversee Kayne Anderson Energy Total Return Fund, Inc., an investment company managed by our Adviser. Mr. McCarthy also oversees Kayne Anderson Energy Development Company and Kayne Anderson Midstream/Energy Fund, both investment companies managed by our Adviser.

Except as described in the table below, as of the date of this SAI, our Independent Directors (and their immediate family members) do not beneficially own securities in entities directly or indirectly controlling, controlled by, or under common control with, our Adviser. The information in the table is as of November 30, 2014.

Director	Name of Owners and Relationships to Director	Company/Partnership	Title of Class	Value of Securities	Percent of Class
Anne K. Costin	Self	Kayne Anderson Real Estate Partners II, LP(1)	Partnership units	$40,584	0.35%
		Kayne Partners Fund III (QP), L.P. (1)	Partnership units	9,466	0.03%
Gerald I. Isenberg	Self	Kayne Anderson Capital Income Partners (QP), L.P.(1)	Partnership units	$1,633,334	0.31%

(1)	The parent company of our Adviser may be deemed to “control” this fund by virtue of its role as the fund’s general partner.

Information about Each Director’s Qualifications, Experience, Attributes or Skills

The Board of Directors believes that each director has the qualifications, experience, attributes and skills (“Director Attributes”) appropriate to their continued service as our directors in light of our business and structure. Each of the directors has a demonstrated record of business and/or professional accomplishment that indicates that they have the ability to critically review, evaluate and access information provided to them. Certain of these business and professional experiences are set forth in detail in the charts above. In addition, all of our directors have served as a member of the board of one other fund in our Fund Complex, public companies, or non-profit entities or other organizations other than us, and each of the directors has served on our Board for a number of years. They therefore have substantial boardroom experience and, in their service to us, have gained substantial insight as to our operations and have demonstrated a commitment to discharging oversight duties as directors in the interests of stockholders.

In addition to the information provided in the charts above, certain additional information regarding the directors and their Director Attributes is provided below. The information provided below, and in the charts above, is not all-inclusive. Many Director Attributes involve intangible elements, such as intelligence, integrity and work ethic, along with the ability to work together, to communicate effectively, to exercise judgment and ask incisive questions, and commitment to stockholder interests. The Board annually conducts a self-assessment wherein the effectiveness of the Board and individual directors is reviewed. In conducting its annual self-assessment, the Board has determined that the directors have the appropriate attributes and experience to continue to serve effectively as our directors.

SAI-17

Kevin S. McCarthy. Mr. McCarthy is our Chairman, President and Chief Executive Officer. In this position, Mr. McCarthy has extensive knowledge of us, our operations, personnel and financial resources. Prior to joining Kayne Anderson in 2004, Mr. McCarthy was most recently global head of energy at UBS Securities LLC. In this role, he had senior responsibility for all of UBS’ energy investment banking activities, including direct responsibilities for securities underwriting and mergers and acquisitions in the MLP industry. From 1995 to 2000, Mr. McCarthy led the energy investment banking activities of Dean Witter Reynolds and then PaineWebber Incorporated. He began his investment banking career in 1984. In addition to his directorships at KYE, KED and KMF, he is also on the board of directors of Range Resources Corporation and Emerge Energy Services LP. Mr. McCarthy earned a B.A. in Economics and Geology from Amherst College in 1981 and an M.B.A. in Finance from the Wharton School at the University of Pennsylvania in 1984. Mr. McCarthy’s position of influence and responsibility at the Company and the Adviser, combined with his experience advising energy companies as an investment banker, make him a valued member of the Board.

Anne K. Costin. Ms. Costin has been a professor at the Amsterdam Institute of Finance from 2007 to 2013. She served as an adjunct professor in the finance and economics department of Columbia University Graduate School of Business from 2004 to 2007. As of March 1, 2005, Ms Costin retired after a 28-year career at Citigroup, and during the last seven years of her banking career she held the position of Managing Director and Global Deputy Head of the Project & Structured Trade Finance product group within Citigroup’s Investment Banking Division. Ms. Costin’s product group provided integrated advice and non-recourse capital raising in both the bond and bank markets to top tier Citigroup corporate clients in both the developed and emerging markets. Her product group was the acknowledged market leader globally in all relevant league tables. Ms. Costin received a Director’s Certificate from the Director’s Institute at UCLA Anderson School of Management, a PMD degree from Harvard Business School, and a B.A. from the University of North Carolina at Chapel Hill. Ms. Costin serves as a director of KYN and KYE. In addition to her managerial and banking experience, Ms. Costin’s academic professional experience related to financial matters equip her to offer further insights to the Board.

Steven C. Good. Mr. Good has worked as an independent consultant since his retirement, effective February 1, 2010, from the accounting firm of CohnReznick LLP, where he had been an active partner since 1976;. He founded Block, Good and Gagerman in 1976, which later evolved in stages into CohnReznick LLP, and has been active in consulting and advisory services for businesses in various sectors, including the manufacturing, garment, medical services and real estate development industries. Mr. Good also has many years of experience as the chairman of the audit committees of several public companies. Mr. Good founded California United Bancorp and served as its Chairman through 1993. In addition to his KYN and KYE directorships, Mr. Good currently serves as a director of OSI Systems, Inc., a designer and manufacturer of specialized electronic products. Mr. Good also formerly served as a director of California Pizza Kitchen, Inc. and Arden Realty Group, Inc. from 1997 to 2006. Mr. Good holds a B.S. in Business Administration from UCLA and attended its Graduate School of Business. Mr. Good has extensive experience with corporate governance, financial and accounting matters, evaluating financial results and overseeing the financial reporting process of a large corporation. In addition, Mr. Good brings to the Board many years of experience as the chairman of the audit committees of several public companies.

Gerald I. Isenberg. Mr. Isenberg has served as a professor emeritus at the University of Southern California School of Cinema-Television since 2007. He also serves as Chief Financial Officer of Teeccino Caffe Inc., a privately-owned beverage manufacturer and distributor. From 1989 to 1995, he was Chief Executive Officer of Hearst Entertainment Productions, a producer of television movies and programming for major broadcast and cable networks, as well as President and Chief Operating Officer of Hearst Entertainment, the domestic and international television production and distribution division of The Hearst Corporation. From 1989 to 1993, Mr. Isenberg taught as an adjunct professor at the UCLA Graduate School of Film and Television. In addition to his KYN and KYE directorships, Mr. Isenberg also serves as a director of Teeccino Caffe Inc. and as the Chairman of the Caucus for Television Producers, Writers, and Directors, a not-for-profit organization that supplies grants to minority film students to complete their thesis films. Mr. Isenberg received an M.B.A. from Harvard Business School as a Baker Scholar. Mr. Isenberg’s academic and professional career with prominent institutions and companies, much of which is related to financial and strategic planning, is relevant to our oversight. Mr. Isenberg also brings to the Board an understanding of asset management and mutual fund operations and strategy as a result of his service on the Board of Kayne Anderson Rudnick Mutual Funds, formerly an affiliate of KACALP.

William H. Shea, Jr. Mr. Shea has served as the Chief Executive Officer and President of Niska Gas Storage Partners LLC since May 2014 and as the Chief Executive Officer of the general partner of PVR Partners, L.P. (PVR), a midstream MLP from March 2010 to March 2014. Mr. Shea also serves as a director of PVR. From March 2010 to March 2011, Mr. Shea also served as the President and Chief Executive Officer of Penn Virginia GP Holdings L.P. (PVG), which then owned the general partner of PVR. Mr. Shea was previously with the general partner of Buckeye Partners, L.P. (BPL), a petroleum products MLP, serving as Chairman from May 2004 to July 2007, Chief Executive Officer and President from September 2000 to July 2007 and President and Chief Operating Officer from July 1998 to September 2000. He was also Chairman of the general partner of Buckeye GP Holdings, L.P. (BGH), the owner of the general partner of BPL, from August 2006 to July 2007 and Chief Executive Officer and President from May 2004 to July 2007. Mr. Shea held various managerial and executive positions during his tenure with Buckeye, which he joined in 1996. Prior to Buckeye, Mr. Shea worked for Union Pacific Corporation, UGI Development Company and Laidlaw Environmental Services. In addition to his KYN and KYE directorships, Mr. Shea also serves as director for Niska Gas Storage Partners LLC, a natural gas storage partnership, and as director for USA Compression Partners, LP, another MLP. Mr. Shea served as a director of PVG from March 2010 to March 2011 and of Penn Virginia Corporation, a company engaged in oil and gas exploration and production, from July 2007 to June 2010. Mr. Shea’s extensive executive experience in the MLP sector and the energy industry, as well as his board experience as a director of several energy-related companies allows him to provide the Board with insight into the specific industries in which we invest.

SAI-18

Board Leadership Structure

Our business and affairs are managed under the direction of our Board of Directors, including the duties performed for us pursuant to our investment management agreement. Among other things, the directors set broad policies for the Company, approve the appointment of the Company’s investment adviser, administrator and officers, and approves the engagement, and reviews the performance of, the Company’s independent registered accounting firm. The role of the Board and of any individual director is one of oversight and not of management of the day-to-day affairs of the Company.

The Board of Directors currently consists of five directors, four of whom are not “interested persons,” as defined in the 1940 Act. We refer to these individuals as our “Independent Directors.”

As part of each regular Board meeting, the Independent Directors meet separately from our Adviser and, as part of at least one Board meeting each year, with the Company’s Chief Compliance Officer. The Board reviews its leadership structure periodically as part of its annual self-assessment process and believes that its structure is appropriate to enable the Board to exercise its oversight of the Company.

Under the Company’s Bylaws, the Board of Directors may designate a Chairman to preside over meetings of the Board of Directors and meetings of stockholders, and to perform such other duties as may be assigned to him or her by the Board. The Company does not have an established policy as to whether the Chairman of the Board shall be an Independent Director and believes that its flexibility to determine its Chairman and reorganize its leadership structure from time to time is in the best interests of the Company and its stockholders.

Presently, Mr. McCarthy serves as Chairman of the Board of Directors. Mr. McCarthy is an “interested person” of the Company, as defined in the 1940 Act, by virtue of his employment relationship with our Adviser. The Company believes that Mr. McCarthy’s history with the Company, familiarity with the Kayne Anderson investment platform and extensive experience in the field of energy-related investments qualifies him to serve as the Chairman of the Board. The Board has determined that the composition of the Audit and Nominating Committees are appropriate means to address any potential conflicts of interest that may arise from the Chairman’s status as an interested person of the Company. The Board of Directors believes that this Board leadership structure-a combined Chairman of the Board and Chief Executive Officer and committees led by Independent Directors-is the optimal structure for the Company at this time. Since the Chief Executive Officer has the most extensive knowledge of the various aspects of the Company’s business and is directly involved in managing both the day-to-day operations and long-term strategy of the Company, the Board has determined that Mr. McCarthy is the most qualified individual to lead the Board and serve in the key position as Chairman. The Board has also concluded that this structure allows for efficient and effective communication with the Board.

The Company’s Board of Directors does not currently have a designated lead independent director. Instead, all of the Independent Directors play an active role on the Board of Directors. The Independent Directors compose a majority of the Company’s Board of Directors, and are closely involved in all material deliberations related to the Company. The Board of Directors believes that, with these practices, each Independent Director has an equal stake in the Board’s actions and oversight role and equal accountability to the Company and its stockholders.

Board Role in Risk Oversight

The Board oversees the services provided by our Adviser, including certain risk management functions. Risk management is a broad concept comprised of many disparate elements (such as, for example, investment risk, issuer and counterparty risk, compliance risk, operational risk and business continuity risk). Consequently, Board oversight of different types of risks is handled in different ways, and the Board implements its risk oversight function both as a whole and through Board committees. In the course of providing oversight, the Board and its committees receive reports on the Company’s activities, including regarding the Company’s investment portfolio and its financial accounting and reporting. The Board also meets at least quarterly with the Company’s Chief Compliance Officer, who reports on the compliance of the Company with the federal securities laws and the Company’s internal compliance policies and procedures. The Audit Committee’s meetings with the Company’s independent public accounting firm also contribute to its oversight of certain internal control risks. In addition, the Board meets periodically with representatives of the Company and our Adviser to receive reports regarding the management of the Company, including certain investment and operational risks, and the Independent Directors are encouraged to communicate directly with senior management.

The Company believes that Board roles in risk oversight must be evaluated on a case-by-case basis and that its existing role in risk oversight is appropriate. Management believes that the Company has robust internal processes in place and a strong internal control environment to identify and manage risks. However, not all risks that may affect the Company can be identified or processes and controls developed to eliminate or mitigate their occurrence or effects, and some risks are beyond any control of the Company or Kayne Anderson, its affiliates or other service providers.

SAI-19

CONTROL PERSONS

As of January 31, 2015, there were no persons who owned more than 25% of our outstanding voting securities, and we believe no person should be deemed to control us, as such term is defined in the 1940 Act.

As of January 31, 2015, the following persons owned of record or beneficially 5% or more of our outstanding common stock:

Name and Address	Shares Held(1)	Percentage of Outstanding Shares(2)
Bank of America Merrill Lynch (US) One Bryant Park 42nd and 6th at the BofA New York, NY 10036-6728	6,624,632	6.0%

(1)	Based on the most recent 13F filings available.
(2)	Based on 110,381,879 shares outstanding as of January 31, 2015.

As of January 31, 2015, the following persons owned of record or beneficially 5% or more of our Series A MRP Shares:

Name and Address	Shares Held	Percentage of Outstanding Shares(1)
Metropolitan Life Insurance Company and Affiliates 1095 Avenue of the Americas New York, NY 10036	1,280,000	30.8%
Babson Capital Management LLC and Affiliates 1500 Main St, Suite 2200 P.O. Box 15189 Springfield, MA 01115-5189	1,040,000	25.0
Delaware Investment Advisers and Affiliates 2005 Market St, 41-104 Philadelphia, PA 19103	600,000	14.4
Sun Capital Advisers LLC and Affiliates One Sun Life Executive Park Wellesley Hills, MA 02481-5699	600,000	14.4

(1)	Based on 4,160,000 shares outstanding as of January 31, 2015.

As of January 31, 2015, the following persons owned of recorder beneficially 5% or more of our Series B MRP Shares:

Name and Address	Shares Held	Percentage of Outstanding Shares(1)
Mutual of Omaha Insurance Company Mutual of Omaha Plaza Omaha, NE 68175-1011	320,000	100%

(1)	Based on 320,000 shares outstanding as of January 31, 2015.

SAI-20

As of January 31, 2015, the following persons owned of record or beneficially 5% or more of our Series C MRP Shares:

Name and Address	Shares Held	Percentage of Outstanding Shares(1)
Babson Capital Management LLC and Affiliates 1500 Main St, Suite 2200 P.O. Box 15189 Springfield, MA 01115-5189	600,000	35.7%
Sun Capital Advisers LLC and Affiliates One Sun Life Executive Park Wellesley Hills, MA 02481-5699	440,000	26.2
Provident Investment Management, LLC One Fountain Square Chattanooga, TN 37402	320,000	19.1
Delaware Investment Advisers and Affiliates 2005 Market St, 41-104 Philadelphia, PA 19103	160,000	9.5
Mutual of Omaha Insurance Company Mutual of Omaha Plaza Omaha, NE 68175-1011	160,000	9.5

(1)	Based on 1,680,000 shares outstanding as of January 31, 2015.

As of January 31, 2015, the following persons owned of record or beneficially 5% or more of our Series E MRP Shares:

Name and Address	Shares Held	Percentage of Outstanding Shares(1)
Sun Life Assurance Company of Canada (Toronto) 150 King Street West, 3rd Floor Toronto M5H 1J9 Canada	600,000	12.5%
River North Capital Management LLC 325 North LaSalle Street—645 Chicago, IL 60654-3378	343,834	7.2

(1)	Based on 4,800,000 shares outstanding as of January 31, 2015.

SAI-21

As of January 31, 2015, we are not aware of any person owning of record or beneficially 5% or more of our Series F MRP Shares or our Series G MRP Shares.

As of January 31, 2015, the following persons owned of record or beneficially 5% or more of our Series H MRP Shares:

Name and Address	Shares Held	Percentage of Outstanding Shares(1)
AIG Asset Management 2929 Allen Parkway, A36-04 Houston, Texas 77019-2155	800,000	40.0%
Provident Investment Management, LLC One Fountain Square Chattanooga, TN 37402	440,000	22.0
Teachers Insurance and Annuity Association of America 8500 Andrew Carnegie Boulevard Charlotte, NC 28262	440,000	22.0
Voya Investment Management LLC 5780 Powers Ferry Road NW Suite 300 Atlanta, GA 30327-4347	320,000	16.0

(1)	Based on 2,000,000 shares outstanding as of January 31, 2015.

As of January 31, 2015, the following persons owned of record or beneficially 5% or more of our Series I MRP Shares:

Name and Address	Shares Held	Percentage of Outstanding Shares(1)
AIG Asset Management 2929 Allen Parkway, A36-04 Houston, TX 77019-2155	240,000	24.0%
The Guardian Life Insurance Company of America 7 Hanover Square New York, NY 10004-2616	200,000	20.0
Voya Investment Management LLC 5780 Powers Ferry Road NW, Suite 300 Atlanta, GA 30327-4347	200,000	20.0
Teachers Insurance and Annuity Association of America 8500 Andrew Carnegie Boulevard Charlotte, NC 28262	160,000	16.0
Principal Global Investors, LLC 711 High Street, 6-26 Des Moines, IA 50392-0800	120,000	12.0
Athene Asset Management, L.P. 7700 Mills Civic Parkway West Des Moines, IA 50266	80,000	8.0

(1)	Based on 1,000,000 shares outstanding as of January 31, 2015.

SAI-22

INVESTMENT ADVISER

Our Adviser is registered with the SEC under the Investment Advisers Act of 1940, as amended. Our Adviser provides us with professional investment supervision and management and permits any of its officers or employees to serve without compensation as our directors or officers if elected to such positions. Our Adviser is located at 811 Main Street, 14th Floor, Houston, Texas 77002.

Our Adviser provides services pursuant to an investment management agreement (the “Investment Management Agreement”). We pay our Adviser a management fee, computed and paid quarterly at an annual rate of 1.375% of our average total assets. Our Adviser has agreed, for a period of one year ending on December 11, 2015, to waive a portion of its management fee. The fee waiver agreement provides for a management fee of 1.375% on average total assets up to $4.5 billion, a fee of 1.25% on average total assets between $4.5 billion and $9.5 billion, a fee of 1.125% on average total assets between $9.5 billion and $14.5 billion, and a fee of 1.0% on average total assets in excess of $14.5 billion. For purposes of calculating the management fee, the “average total assets” shall be determined on the basis of the average of our total assets for each quarter in such period. Total assets for each quarterly period are determined by averaging the total assets at the last day of that quarter with the total assets at the last day of the prior quarter. Our total assets shall be equal to our average quarterly gross asset value (which includes assets attributable to our use of Leverage Instruments and excludes any deferred tax assets), minus the sum of our accrued and unpaid distribution on any outstanding common stock and accrued and unpaid dividends on any outstanding preferred stock and accrued liabilities (other than liabilities associated with Leverage Instruments issued by us and any accrued taxes). Liabilities associated with Leverage Instruments include the principal amount of any Borrowings that we issue, the liquidation preference of any outstanding preferred stock, and other liabilities from other forms of borrowing or leverage such as short positions and put or call options held or written by us. Investment management (net of fee waiver) fees for the fiscal years ended November 30, 2014, 2013 and 2012 were $95.8 million, $72.9 million and $57.2 million, respectively. During the fiscal years ending November 30, 2014, 2013 and 2012, our management fee (net of fee waiver) was approximately 2.4%, 2.4% and 2.4%, respectively, of our average net assets.

The Investment Management Agreement will continue in effect from year to year after its current one-year term commencing on December 11, 2013 so long as its continuation is approved at least annually by our directors including a majority of Independent Directors or the vote of a majority of our outstanding voting securities. The Investment Management Agreement may be terminated at any time without the payment of any penalty upon 60 days’ written notice by either party, or by action of the Board of Directors or by a majority vote of our outstanding voting securities (accompanied by appropriate notice), and will terminate automatically upon assignment. The Investment Management Agreement may also be terminated, at any time, without payment of any penalty, by the Board of Directors or by vote of a majority of our outstanding voting securities (as defined under the 1940 Act), in the event that it shall have been established by a court of competent jurisdiction that the Adviser or any officer or director of the Adviser has taken any action which results in a breach of the covenants of the Adviser set forth in the Investment Management Agreement. The Investment Management Agreement provides that the Adviser shall not be liable for any loss sustained by reason of the purchase, sale or retention of any security, whether or not such purchase, sale or retention shall have been based upon the investigation and research made by any other individual, firm or corporation, if such recommendation shall have been selected with due care and in good faith, except loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties under the Investment Management Agreement. As compensation for the Adviser’s services, we pay the Adviser a fee as described in our prospectus. See “Management — Investment Management Agreement” in our prospectus.

In addition to our Adviser’s fee, we pay all other costs and expenses of our operations, such as compensation of our directors (other than those affiliated with Kayne Anderson), custodian, transfer agency, administrative, accounting and distribution disbursing expenses, legal fees, leverage expenses, expenses of independent auditors, expenses of personnel (including those who are affiliates of our Adviser) reasonably incurred in connection with arranging or structuring portfolio transactions for us, expenses of repurchasing our securities, expenses of preparing, printing and distributing stockholder reports, notices, proxy statements and reports to governmental agencies, and taxes, if any. All fees and expenses are accrued and deducted before payment of distributions to investors.

On September 14, 2006, at an in-person meeting of the Board of Directors, the Board considered the approval of an Investment Management Agreement with KACALP. Following the recommendation of the Board, at a special meeting of stockholders held on December 12, 2006, stockholders approved the Investment Management Agreement with KAFA described above. Effective December 31, 2006, KACALP assigned the Investment Management Agreement to KAFA. That assignment occurred only for internal organizational purposes and did not result in any change of management, control or portfolio management personnel and did not cause a termination of the Investment Management Agreement.

Because our Adviser’s fee is based upon a percentage of our total assets, our Adviser’s fee will be higher to the extent we employ financial leverage. As noted, we have issued Leverage Instruments in a combined amount equal to approximately 27.9% of our total assets as of December 31, 2014.

The most recent discussion regarding the basis for approval by the Board of Directors of our Investment Management Agreement with our Adviser is available in our Annual Report to Stockholders on Form N-CSR for the fiscal year ended November 30, 2014 filed with the SEC on January 21, 2015.

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CODE OF ETHICS

We and our Adviser have each adopted a code of ethics, as required by federal securities laws. Under both codes of ethics, employees who are designated as access persons may engage in personal securities transactions, including transactions involving securities that are currently held by us or, in limited circumstances, that are being considered for purchase or sale by us, subject to certain general restrictions and procedures set forth in our code of ethics. The personal securities transactions of our access persons and those of our Adviser will be governed by the applicable code of ethics.

Our Adviser and its affiliates manage other investment companies and accounts. Our Adviser may give advice and take action with respect to any of the other funds it manages, or for its own account, that may differ from action taken by our Adviser on our behalf. Similarly, with respect to our portfolio, our Adviser is not obligated to recommend, buy or sell, or to refrain from recommending, buying or selling any security that our Adviser and access persons, as defined by applicable federal securities laws, may buy or sell for its or their own account or for the accounts of any other fund. The Adviser is not obligated to refrain from investing in securities held by us or other funds it manages.

We and our Adviser have text-only versions of the codes of ethics that will be available on the EDGAR Database on the SEC’s internet web site at http://www.sec.gov. Those documents can be inspected and copied at the public reference facilities maintained by the SEC in Washington, D.C. Information about the operation of the public reference facilities may be obtained by calling the SEC at (202) 551-8090. Copies of such material may also be obtained from the Public Reference Section of the SEC at 100 F Street, N.E., Washington, D.C. 20549, at prescribed rates. In addition, copies of the codes of ethics may be obtained from us free of charge at (877) 657-3863. You may also e-mail requests for these documents to publicinfo@sec.gov or make a request in writing to the SEC’s Public Reference Section, 100 F Street, N.E., Room 1580, Washington, D.C. 20549.

PROXY VOTING PROCEDURES

SEC-registered advisers that have the authority to vote (client) proxies (which authority may be implied from a general grant of investment discretion) are required to adopt policies and procedures reasonably designed to ensure that the adviser votes proxies in the best interests of its clients. Registered advisers also must maintain certain records on proxy voting. In many cases, we will invest in securities that do not generally entitle us to voting rights in our portfolio companies. When we do have voting rights, we will delegate the exercise of such rights to our Adviser, to whom our Board has delegated the authority to develop policies and procedures relating to proxy voting. Our Adviser’s proxy voting policies and procedures are summarized below.

In determining how to vote, officers of our Adviser will consult with each other and our other investment professionals, taking into account the interests of us and our investors as well as any potential conflicts of interest. When our Adviser’s investment professionals identify a potentially material conflict of interest regarding a vote, the vote and the potential conflict will be presented to our Adviser’s Proxy Voting Committee for a final decision. If our Adviser determines that such conflict prevents our Adviser from determining how to vote on the proxy proposal in the best interest of the Company, our Adviser shall either (1) vote in accordance with a predetermined specific policy to the extent that our Adviser’s policies and procedures include a pre-determined voting policy for such proposal or (2) disclose the conflict to our Board and obtain the Board’s consent prior to voting on such proposal.

An officer of our Adviser will keep a written record of how all such proxies are voted. Our Adviser will retain records of (1) its proxy voting policies and procedures, (2) all proxy statements received regarding investor’s securities (or it may rely on proxy statements filed on the SEC’s EDGAR system in lieu thereof), (3) all votes cast on behalf of investors, (4) investor written requests for information regarding how our Adviser voted proxies of that investor and any written response to any (written or oral) investor requests for such information, and (5) any documents prepared by our Adviser that are material to making a decision on a proxy vote or that memorialized such decision. The aforementioned proxy voting records will be maintained, preserved and easily accessible for a period of not less than five years. The Adviser may rely on one or more third parties to make and retain the records of proxy statements and votes cast.

Information regarding how proxies relating to our portfolio securities are voted during the 12-month period ended June 30th of any year will be made available on or around August 30th of that year, (i) without charge, upon request, by calling (877) 657-3863/MLP-FUND (toll-free/collect); and (ii) on the SEC’s website at http://www.sec.gov.

Our Adviser has adopted proxy voting guidelines that provide general direction regarding how it will vote on a number of significant and recurring ballot proposals. These guidelines are not mandatory voting policies, but rather are an indication of general voting preferences. The following are a few examples of these guidelines:

•	The Adviser generally votes against proposals to classify the board and for proposals to repeal classified boards and to elect directors annually.

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•	The Adviser generally votes against proposals to ratify a poison pill and for proposals that ask a company to submit its poison pill for shareholder ratification.

•	The Adviser generally votes against proposals to require a supermajority shareholder vote to approve charter and bylaw amendments and for proposals to lower such supermajority shareholder vote requirements.

•	The Adviser generally votes for management proposals to increase the number of shares of common stock authorized for issue provided management demonstrated a satisfactory reason for the potential issuance of the additionally authorized shares.

•	The Adviser generally votes for proposals to increase common share authorization for a stock split provided management demonstrates a reasonable basis for the split and for proposals to implement a reverse stock split provided management demonstrates a reasonable basis for the reverse split.

•	Absent special circumstances (e.g., actions taken in the context of a hostile takeover attempt) indicating an abusive purpose, the Adviser, on a case-by-case basis, votes proposals that would authorize the creation of new classes of preferred stock with unspecified voting, conversion, dividend and distribution, and other rights.

•	Proposals to change a company’s state of incorporation area examined on a case-by-case basis.

•	The Adviser, on a case-by-case basis, votes on mergers and acquisitions taking into account at least the following:

•	anticipated financial and operating benefits;

•	offer price (cost vs. premium);

•	prospects of the combined companies,

•	how the deal was negotiated; and

•	changes in corporate governance and their impact on shareholder rights.

•	The Adviser generally supports shareholder social and environmental proposals, and votes such matters, on a case-by-case basis, where the proposal enhances the long-term value of the shareholder and does not diminish the return on investment.

PORTFOLIO MANAGER INFORMATION

The following section discusses the accounts managed by our portfolio managers, the structure and method of our portfolio managers’ compensation, and their ownership of our securities. This information is current as of November 30, 2014. We and Kayne Anderson Energy Total Return Fund, Inc., Kayne Anderson Energy Development Company and Kayne Anderson Midstream/Energy Fund, Inc. are the registered investment companies managed by our portfolio managers, Kevin McCarthy and J.C. Frey. We pay our Adviser a management fee at an annual rate of 1.375% of our average total assets. Our Adviser has agreed, for a period of one year ending on December 11, 2015, to waive a portion of its management fee. The fee waiver agreement provides for a management fee of 1.375% on average total assets up to $4.5 billion, a fee of 1.25% on average total assets between $4.5 billion and $9.5 billion, a fee of 1.125% on average total assets between $9.5 billion and $14.5 billion, and a fee of 1.0% on average total assets in excess of $14.5 billion.

Messrs. McCarthy and Frey are compensated by the Adviser through distributions based on the amount of assets they manage and receive a portion of the advisory fees applicable to those accounts, which, with respect to certain accounts, are based in part, on the performance of those accounts. Some of the other accounts managed by Mr. Frey may have investment strategies that are similar to ours. However, our Adviser manages potential conflicts of interest by allocating investment opportunities in accordance with its allocation policies and procedures.

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Other Accounts Managed by Portfolio Managers

The following table reflects information regarding accounts for which the portfolio managers have day-to-day management responsibilities (other than us). Accounts are grouped into three categories: (i) registered investment companies, (ii) other pooled investment accounts, and (iii) other accounts, and include accounts that pay advisory fees based on account performance shown in the separate table below. Information is shown as of November 30, 2014. Asset amounts are approximate and have been rounded.

	Registered Investment Companies (Excluding us)		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts
		($ in millions)		($ in millions)		($ in millions)
Kevin McCarthy	3	$3,332	2	$1,761	2	$172
J.C. Frey	5	$4,061	15	$5,755	14	$1,444

Other Accounts That Pay Performance-Based Advisory Fees Managed by Portfolio Managers

The following table reflects information regarding accounts for which the portfolio managers have day-to-day management responsibilities (other than us) and with respect to which the advisory fee is based on account performance. Information is shown as of November 30, 2014. Asset amounts are approximate and have been rounded.

	Registered Investment Companies (Excluding us)		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts
		($ in millions)		($ in millions)		($ in millions)
Kevin McCarthy	—	N/A	2	$1,761	2	$172
J.C. Frey	—	N/A	13	$5,578	2	$138

Messrs. McCarthy and Frey are compensated by the Adviser through partnership distributions from KACALP based on the amount of assets they manage and they receive a portion of the advisory fees applicable to those accounts, which, with respect to certain amounts, as noted above, are based in part on the performance of those accounts. Some of the other accounts managed by Messrs. McCarthy and Frey, have investment strategies that are similar to ours. However, our Adviser manages potential conflicts of interest by allocating investment opportunities in accordance with its allocation policies and procedures. At November 30, 2014, Mr. McCarthy and Mr. Frey owned over $1,000,000 of our equity, and through their limited partnership interests in the parent company of the Adviser, which owns 4,000 shares of our common stock (with a value of approximately $0.1 million), Messrs. McCarthy and Frey could be deemed to also indirectly own a portion of our securities.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Subject to the oversight of the Board of Directors, our Adviser is responsible for decisions to buy and sell securities for us and for the placement of our securities business, the negotiation of the commissions to be paid on brokered transactions, the prices for principal trades in securities, and the allocation of portfolio brokerage and principal business. It is the policy of our Adviser to seek the best execution at the best security price available with respect to each transaction, and with respect to brokered transactions in light of the overall quality of brokerage and research services provided to our Adviser and its advisees. The best price to us means the best net price without regard to the mix between purchase or sale price and commission, if any. Purchases may be made from underwriters, dealers, and, on occasion, the issuers. Commissions will be paid on our futures and options transactions, if any. The purchase price of portfolio securities purchased from an underwriter or dealer may include underwriting commissions and dealer spreads. We may pay mark-ups on principal transactions. In selecting broker/dealers and in negotiating commissions, our Adviser considers, among other things, the firm’s reliability, the quality of its execution services on a continuing basis and its financial condition. The selection of a broker-dealer may take into account the sale of products sponsored or advised by our Adviser and/or its affiliates. If approved by our Board, our Adviser may select an affiliated broker-dealer to effect transactions in our fund, so long as such transactions are consistent with Rule 17e-1 under the 1940 Act.

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Section 28(e) of the Securities Exchange Act of 1934, as amended (“Section 28(e)”), permits an investment adviser, under certain circumstances, to cause an account to pay a broker or dealer who supplies brokerage and research services a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction. Brokerage and research services include (a) furnishing advice as to the value of securities, the advisability of investing, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (b) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (c) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement, and custody). In light of the above, in selecting brokers, our Adviser may consider investment and market information and other research, such as economic, securities and performance measurement research, provided by such brokers, and the quality and reliability of brokerage services, including execution capability, performance, and financial responsibility. Accordingly, the commissions charged by any such broker may be greater than the amount another firm might charge if our Adviser determines in good faith that the amount of such commissions is reasonable in relation to the value of the research information and brokerage services provided by such broker to our Adviser or to us. The Adviser believes that the research information received in this manner provides us with benefits by supplementing the research otherwise available to us. The investment advisory fees paid by us to our Adviser under the Investment Management Agreement are not reduced as a result of receipt by our Adviser of research services.

The Adviser may place portfolio transactions for other advisory accounts that it advises, and research services furnished by firms through which we effect our securities transactions may be used by our Adviser in servicing some or all of its accounts; not all of such services may be used by our Adviser in connection with us. Because the volume and nature of the trading activities of the accounts are not uniform, the amount of commissions in excess of those charged by another broker paid by each account for brokerage and research services will vary. However, our Adviser believes such costs to us will not be disproportionate to the benefits received by us on a continuing basis. The Adviser seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities by us and another advisory account. In some cases, this procedure could have an adverse effect on the price or the amount of securities available to us. In making such allocations between the us and other advisory accounts, the main factors considered by our Adviser are the investment objective, the relative size of portfolio holding of the same or comparable securities, the availability of cash for investment and the size of investment commitments generally held, and the opinions of the persons responsible for recommending investments to us and such other accounts and funds.

For the fiscal years ended November 30, 2012, November 30, 2013 and November 30, 2014, we did not pay any brokerage commissions.

LIMITATION ON LIABILITY AND INDEMNIFICATION OF DIRECTORS AND OFFICERS

Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty that is established by a final judgment as being material to the cause of action. Our Charter contains such a provision which eliminates our directors’ and officers’ liability to the maximum extent permitted by Maryland law, subject to the requirements of the 1940 Act.

Our Charter authorizes us, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to obligate us to indemnify any present or former director or officer or any individual who, while serving as our director or officer and, at our request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee, from and against any claim or liability to which that individual may become subject or which that individual may incur by reason of his or her service in any such capacity and to pay or reimburse his or her reasonable expenses in advance of final disposition of a proceeding.

Our Bylaws obligate us, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former director or officer or any individual who, while serving as our director or officer and, at our request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee and who is made, or threatened to be made, a party to the proceeding by reason of his or her service in any such capacity from and against any claim or liability to which that individual may become subject or which that individual may incur by reason of his or her service in any such capacity and to pay or reimburse his or her reasonable expenses in advance of final disposition of a proceeding. Our Charter and Bylaws also permit us to indemnify and advance expenses to any individual who served any predecessor of us in any of the capacities described above and any employee or agent of ours or our predecessor, if any.

Maryland law requires a corporation (unless its charter provide otherwise, which is not the case for our Charter) to indemnify a director or officer who has been successful, on the merits or otherwise, in the defense of any proceeding to which he or she is made, or threatened to be made, a party by reason of his or her service in that capacity. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made, or threatened to be made, a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (1) was committed in bad faith or (2) was the result of active and deliberate dishonesty,

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(b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe the act or omission was unlawful. However, under Maryland law, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that a personal benefit was improperly received, unless in either case a court orders indemnification, and then only for expenses. In addition, Maryland law permits a corporation to pay or reimburse reasonable expenses to a director or officer in advance of final disposition of a proceeding upon the corporation’s receipt of (a) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.

In accordance with the 1940 Act, we will not indemnify any person for any liability to which such person would be subject by reason of such person’s willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

TAX MATTERS

The following discussion of federal income tax matters is based on the advice of Paul Hastings LLP, our counsel.

Matters Addressed

This section and the discussion in our prospectus (see “Certain United States Federal Income Tax Considerations”) provide a general summary of certain U.S. federal income tax consequences to the persons who purchase, own and dispose of our securities. It does not address all federal income tax consequences that may apply to an investment in our securities or to particular categories of investors, some of which may be subject to special rules. Unless otherwise indicated, this discussion is limited to taxpayers who are U.S. persons, as defined herein. The discussion that follows is based on the provisions of the Code and Treasury regulations promulgated thereunder as in effect on the date hereof and on existing judicial and administrative interpretations thereof. These authorities are subject to change and to differing interpretations, which could apply retroactively. Potential investors should consult their own tax advisors in determining the federal, state, local, foreign and any other tax consequences to them of the purchase, ownership and disposition of our securities. This discussion does not address all tax consequences that may be applicable to a U.S. person that is a beneficial owner of our securities, nor does it address, unless specifically indicated, the tax consequences to, among others, (i) persons that may be subject to special treatment under U.S. federal income tax law, including, but not limited to, banks, insurance companies, thrift institutions, regulated investment companies, real estate investment trusts, tax-exempt organizations and dealers in securities or currencies, (ii) persons that will hold our securities as part of a position in a “straddle” or as part of a “hedging,” “conversion” or other integrated investment transaction for U.S. federal income tax purposes, (iii) persons whose functional currency is not the United States dollar or (iv) persons that do not hold our securities as capital assets within the meaning of Section 1221 of the Code.

For purposes of this discussion, a “U.S. person” is (i) an individual citizen or resident of the United States, (ii) a corporation or partnership organized in or under the laws of the United States or any state thereof or the District of Columbia (other than a partnership that is not treated as a United States person under any applicable Treasury regulations), (iii) an estate the income of which is subject to U.S. federal income taxation regardless of its source, or (iv) a trust if a court within the United States is able to exercise primary supervision over the administration of such trust and one or more U.S. persons have the authority to control all the substantial decisions of such trust.

Tax Characterization for U.S. Federal Income Tax Purposes

We are treated as a corporation for U.S. federal income tax purposes. Thus, we are subject to U.S. corporate income tax on our net taxable income. Such taxable income would generally include all of our net income from our limited partner investments in MLPs. The current U.S. federal maximum graduated income tax rate for corporations is 35%. In addition, the United States also imposes a 20% alternative minimum tax on the recalculated alternative minimum taxable income of an entity treated as a corporation. Any such U.S. corporate income tax or alternative minimum tax could materially reduce cash available to make distributions or interest payments on our securities. We are also obligated to pay state income tax on our taxable income.

The MLPs in which we invest are generally treated as partnerships for U.S. federal income tax purposes. As a partner in such MLPs, we will be required to report our allocable share of partnership income, gain, loss, deduction and expense, whether or not any cash is distributed from the MLPs.

The MLPs in which we invest are in the energy sector, primarily operating midstream energy assets; therefore, we anticipate that the majority of our items of income, gain, loss, deductions and expenses are related to energy ventures. However, some items are likely to relate to the temporary investment of our capital, which may be unrelated to energy ventures.

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In general, energy ventures have historically generated taxable income less than the amount of cash distributions that they produced, at least for periods of the investment’s life cycle. We anticipate that we will not incur U.S. federal income tax on a significant portion of our cash flow received, particularly after taking into account our current operating expenses. However, our particular investments may not perform consistently with historical patterns in the industry, and as a result, tax may be incurred by us with respect to certain investments.

Although we hold our interests in MLPs for investment purposes, we are likely to sell interests in a particular MLP from time to time. On any such sale, we will recognize gain or loss based upon the difference between the consideration received for tax purposes on the sale and our adjusted tax basis in the interest sold. The consideration received is generally the amount paid by the purchaser plus any debt of the MLP allocated to us that will shift to the purchaser on the sale. Our initial tax basis in an MLP is generally the amount paid for the interest, but is decreased for any distributions of cash received by us in excess of our allocable share of taxable income and decreased by our allocable share of net losses. Thus, although cash in excess of taxable income and net tax losses may create a temporary economic benefit to us, they will increase the amount of gain (or decrease the amount of loss) on the sale of an interest in an MLP. Favorable federal income tax rates do not apply to our long-term capital gains because we are a corporation. Thus, we are subject to federal income tax on our long-term capital gains at ordinary corporate income tax rates of up to 35%.

In calculating our alternative minimum taxable income, certain percentage depletion deductions and intangible drilling costs may be treated as items of tax preference. Items of tax preference increase alternative minimum taxable income and increase the likelihood that we may be subject to the alternative minimum tax.

We have not elected, and we do not expect to elect, to be treated as a regulated investment company for federal income tax purposes. In order to qualify as a regulated investment company, the income, assets and distributions of the company must meet certain minimum threshold tests. Because we invest principally in MLPs, we would not be able to meet such tests. In contrast to the tax rules that will apply to us, a regulated investment company generally does not pay corporate income tax, taking into consideration a deduction for dividends paid to its stockholders. At the present time, the regulated investment company taxation rules have no application to us, including the current limitation on investment in MLPs by regulated investment companies.

Tax Consequences to Investors

The federal income tax consequences to the owners of our securities will be determined by their income, gain or loss on their investment in our securities rather than in the underlying MLPs. Gain or loss on an investment in our securities generally will be determined based on the difference between the proceeds received by the shareholder on a taxable disposition of our securities compared to such shareholder’s adjusted tax basis in our securities. The initial tax basis in our securities will be the amount paid for such securities plus certain transaction costs. Distributions that we pay on our securities will constitute taxable income to a shareholder to the extent of our current and accumulated earnings and profits. We will inform securities holders of the taxable amount of our distributions and the amount constituting qualified dividend income eligible for federal taxation at long-term capital gain rates. Distributions paid with respect to our securities that exceed our current and accumulated earnings and profits will be treated by holders as a return of capital to the extent of the holder’s adjusted tax basis and, thereafter, as capital gain. The owners of our common and preferred stock will receive a Form 1099 from us based upon the distributions made (or deemed to have been made) rather than based upon the income, gain, loss or deductions of the MLPs.

The Foreign Account Tax Compliance Act (“FATCA”)

A 30% withholding tax on our payments of interest, distributions with respect to our stock, and on gross proceeds from the sale or other disposition of our shares generally applies if paid to a foreign entity unless: (i) if the foreign entity is a “foreign financial institution,” it undertakes certain due diligence, reporting, withholding and certification obligations, (ii) if the foreign entity is not a “foreign financial institution,” it identifies certain of its U.S. investors or (iii) the foreign entity is otherwise excepted under FATCA. If applicable, withholding under FATCA is required: (i) generally with respect to payments of interest and distributions from us; and (ii) with respect to gross proceeds from a sale or disposition of our shares that occur on or after January 1, 2017. If withholding is required under FATCA on a payment related to your shares, investors that otherwise would not be subject to withholding (or that otherwise would be entitled to a reduced rate of withholding) on such payment generally will be required to seek a refund or credit from the IRS to obtain the benefits of such exemption or reduction. Application of this withholding tax does not depend on whether a payment would otherwise be exempt from U.S. federal withholding tax under other exemptions described with respect to Non-U.S. Holders. We will not pay any additional amounts in respect to amounts withheld under FATCA. You should consult your tax advisor regarding the effect of FATCA based on your individual circumstances.

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PERFORMANCE RELATED AND COMPARATIVE INFORMATION

We may quote certain performance-related information and may compare certain aspects of our portfolio and structure to other substantially similar closed-end funds. In reports or other communications to our stockholders or in advertising materials, we may compare our performance with that of (i) other investment companies listed in the rankings prepared by Lipper, Inc. (“Lipper”), Morningstar Inc. or other independent services; publications such as Barrons, Business Week, Forbes, Fortune, Institutional Investor, Kiplinger’s Personal Finance, Money, Morningstar Mutual Fund Values, The New York Times, The Wall Street Journal and USA Today; or other industry or financial publications or (ii) the Standard and Poor’s Index of 500 Stocks, the Dow Jones Industrial Average, NASDAQ Composite Index and other relevant indices and industry publications. Comparison of ourselves to an alternative investment should be made with consideration of differences in features and expected performance. We may obtain data from sources or reporting services, such as Bloomberg Financial and Lipper, that we believe to be generally accurate.

Our performance will vary depending upon market conditions, the composition of our portfolio and our operating expenses. Consequently any given performance quotation should not be considered representative of our performance in the future. In addition, because performance will fluctuate, it may not provide a basis for comparing an investment in our portfolio with certain bank deposits or other investments that pay a fixed yield for a stated period of time. Investors comparing our performance with that of other investment companies should give consideration to the quality and type of the respective investment companies’ portfolio securities.

Past performance is not indicative of future results. At the time owners of our securities sell our securities, they may be worth more or less than the original investment.

SAI-30

REGISTRATION STATEMENT

A Registration Statement on Form N-2, including amendments thereto, relating to our securities offered hereby, has been filed by us with the SEC, Washington, D.C. Our prospectus, prospectus supplements and this SAI do not contain all of the information set forth in the Registration Statement, including any exhibits and schedules thereto. For further information with respect to us and our securities offered hereby, reference is made to our Registration Statement. Statements contained in our prospectus, prospectus supplements and this SAI as to the contents of any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference. Copies of the Registration Statement may be inspected without charge at the SEC’s principal office in Washington, D.C., and copies of all or any part thereof may be obtained from the SEC upon the payment of certain fees prescribed by the SEC.

FINANCIAL STATEMENTS

Our financial statements and financial highlights, the accompanying notes thereto, and the report of PricewaterhouseCoopers LLP thereon for the fiscal year ended November 30, 2014 (the “2014 Audited Financial Statements”), contained in our Annual Report to Stockholders on Form N-CSR for the fiscal year ended November 30, 2014, were filed by us with the SEC on January 21, 2015 (the “2014 Annual Report”). The 2014 Audited Financial Statements are hereby incorporated by reference into, and are made part of, this SAI. A copy of the 2014 Audited Financial Statements must accompany the delivery of this SAI.

You can obtain, without charge, copies of our 2014 Audited Financial Statements, our 2014 Annual Report and our SAI. Copies of our SAI, annual reports, including our 2014 Annual Report, our semi-annual and quarterly reports to stockholders (when available), and additional information about us may be obtained by calling toll-free at (877) 657-3863, or by writing to us at 811 Main Street, 14th Floor, Houston, Texas 77002, Attention: Investor Relations Department or by visiting our website at http://www.kaynefunds.com. The information contained in or accessed through, our website is not a part of this Prospectus or SAI. You may also obtain a copy of such reports, proxy statements, the Prospectus and the SAI (and other information regarding the Company) from the SEC’s Public Reference Room in Washington, D.C. Information relating to the Public Reference Room may be obtained by calling the SEC at (202) 551-8090. Such materials, as well as the Company’s annual and semi-annual reports (when available) and other information regarding the Company, are also available on the SEC’s website (http://www.sec.gov). You may also e-mail requests for these documents to publicinfo@sec.gov or make a request in writing to the SEC’s Public Reference Room, 100 F Street, N.E., Washington, D.C.

EXPERTS

The 2014 Audited Financial Statements incorporated by reference into this SAI, have been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm, and are included in reliance upon their report given upon the authority of such firm as experts in accounting and auditing. PricewaterhouseCoopers LLP provides auditing services to us. The principal business address of PricewaterhouseCoopers LLP is 601 South Figueroa, Los Angeles, California 90017.

OTHER SERVICE PROVIDERS

JPMorgan Chase Bank, N.A., located at 14201 North Dallas Parkway, Second Floor, Dallas, Texas 75254, acts as our custodian. Ultimus Fund Solutions, LLC, located at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 4524665, provides certain administrative services for us and also acts as our fund accountant providing accounting services.

SAI-31

KAYNE ANDERSON MLP INVESTMENT COMPANY

PART C — Other Information

Item 25.	Financial Statements and Exhibits

1.	Financial Statements:

Part A.	Our financial highlights and the accompanying notes thereto for the fiscal year ended November 30, 2014, are filed in Part A of this Registration Statement under the caption “Financial Highlights”.

Part B.	Our financial statements and financial highlights, the accompanying notes thereto, and the report of PricewaterhouseCoopers LLP thereon, for the fiscal year ended November 30, 2014 (the “2014 Audited Financial Statements”) are incorporated by reference into Part B of this Registration Statement.

2.	Exhibits:

(a)(1)	Registrant’s Articles of Amendment and Restatement is incorporated herein by reference to Exhibit 99.1 of Pre-Effective Amendment No. 3 to the Registrant’s Registration Statement on Form N-2 (File Nos. 333-116479 and 811-21593) as filed with the Securities and Exchange Commission on September 1, 2004.

(a)(2)	Registrant’s Articles Supplementary for Series A Mandatory Redeemable Preferred Stock is incorporated herein by reference to Exhibit (a)(2) of Pre-Effective Amendment No. 2 to the Registrant’s Registration Statement on Form N-2 (File Nos. 333-165775 and 811-21593) as filed with the Securities and Exchange Commission on July 6, 2010.

(a)(3)	Registrant’s Articles Supplementary for Series B Mandatory Redeemable Preferred Shares and Series C Mandatory Redeemable Preferred Shares is incorporated herein by reference to Exhibit (a)(3) of Post-Effective Amendment No. 2 to the Registrant’s Registration Statement on Form N-2 (File Nos. 333-165775 and 811-21593) as filed with the Securities and Exchange Commission on February 14, 2011.

(a)(4)	Registrant’s Articles Supplementary for Series E Mandatory Redeemable Preferred Shares is incorporated herein by reference to Exhibit (a)(5) of Post-Effective Amendment No. 2 to the Registrant’s Registration Statement on Form N-2 (File Nos. 333-177550 and 811-21593) as filed with the Securities and Exchange Commission on March 15, 2012.

(a)(5)	Registrant’s Articles Supplementary for Series F Mandatory Redeemable Preferred Shares is incorporated herein by reference to Exhibit (a)(6) of Post-Effective Amendment No. 4 to the Registrant’s Registration Statement on Form N-2 (File Nos. 333-183599 and 811-21593) as filed with the Securities and Exchange Commission on March 27, 2013.

(a)(6)	Registrant’s Articles Supplementary for Series G Mandatory Redeemable Preferred Shares is incorporated herein by reference to Exhibit (a)(7) of Post-Effective Amendment No. 8 to the Registrant’s Registration Statement on Form N-2 (File Nos. 333-183599 and 811-21593) as filed with the Securities and Exchange Commission on September 10, 2013.

(a)(7)	Registrant’s Articles Supplementary for Series H Mandatory Redeemable Preferred Shares is incorporated herein by reference to Exhibit (a)(7) of Post-Effective Amendment No. 4 to the Registrant’s Registration Statement on Form N-2 (File Nos. 333-193497 and 811-21593 as filed with the Securities and Exchange Commission on July 22, 2014.

(a)(8)	Registrant’s Articles Supplementary for Series I Mandatory Redeemable Preferred Shares – filed herewith.

(b)	Registrant’s Amended and Restated Bylaws of Registrant is incorporated herein by reference to Exhibit 99.1 of Pre-Effective Amendment No. 4 to the Registrant’s Registration Statement on Form N-2 (File Nos. 333-116479 and 811-21593) as filed with the Securities and Exchange Commission on September 16, 2004.

(c)	Voting Trust Agreement — none.

(d)(1)	Form of Common Share Certificate is incorporated herein by reference to Exhibit (d)(1) of Registrant’s Registration Statement on Form N-2 (File Nos. 333-140488 and 811-21593) as filed with the Securities and Exchange Commission on February 7, 2007.

(d)(2)	Form of Fitch Rating Guidelines — filed herewith.

(d)(3)	Form of Stock Certificate for the Registrant’s Series A Mandatory Redeemable Preferred Shares is incorporated herein by reference to Exhibit (d)(2) of Pre-Effective Amendment No. 1 to Registrant’s Registration Statement on Form N-2 (File Nos. 333-165775 and 811-21593) as filed with the Securities and Exchange Commission on May 24, 2010.

(d)(4)	Form of Stock Certificate for the Registrant’s Series B Mandatory Redeemable Preferred Shares is incorporated herein by reference to Exhibit (d)(4) of Post-Effective Amendment No. 2 to the Registrant’s Registration Statement on Form N-2 (File Nos. 333-165775 and 811-21593) as filed with the Securities and Exchange Commission on February 14, 2011.

(d)(5)	Form of Stock Certificate for the Registrant’s Series C Mandatory Redeemable Preferred Shares is incorporated herein by reference to Exhibit (d)(5) of Post-Effective Amendment No. 2 to the Registrant’s Registration Statement on Form N-2 (File Nos. 333-165775 and 811-21593) as filed with the Securities and Exchange Commission on February 14, 2011.

(d)(6)	Form of Stock Certificate for the Registrant’s Series E Mandatory Redeemable Preferred Shares is incorporated herein by reference to Exhibit (d)(7) of Post-Effective Amendment No. 2 to the Registrant’s Registration Statement on Form N-2 (File Nos. 333-177550 and 811-21593) as filed with the Securities and Exchange Commission on March 15, 2012.

(d)(7)	Form of Stock Certificate for the Registrant’s Series F Mandatory Redeemable Preferred Shares is incorporated herein by reference to Exhibit (d)(8) of Post-Effective Amendment No. 4 to the Registrant’s Registration Statement on Form N-2 (File Nos. 333-183599 and 811-21593) as filed with the Securities and Exchange Commission on March 27, 2013.

(d)(8)	Form of Stock Certificate for the Registrant’s Series G Mandatory Redeemable Preferred Shares is incorporated herein by reference to Exhibit (d)(9) of Post-Effective Amendment No. 8 to the Registrant’s Registration Statement on Form N-2 (File Nos. 333-183599 and 811-21593) as filed with the Securities and Exchange Commission on September 10, 2013.

(d)(9)	Form of Stock Certificate for the Registrant’s Series H Mandatory Redeemable Preferred Shares is incorporated herein by reference to Exhibit (d)(9) of Post-Effective Amendment No. 4 to the Registrant’s Registration Statement on Form N-2 (File Nos. 333-193497 and 811-21593 as filed with the Securities and Exchange Commission on July 22, 2014.

(d)(10)	Form of Stock Certificate for the Registrant’s Series I Mandatory Redeemable – filed herewith.

(e)	Registrant’s Amended Dividend Reinvestment Plan is incorporated herein by reference to Exhibit (e) of Post-Effective Amendment No. 1 to the Registrant’s Registration Statement on Form N-2 (File Nos. 333-151975 and 811-21593) as filed with the Securities and Exchange Commission on April 17, 2009.

(f)	Long-Term Debt Instruments — none.

(g)(1)	Amended and Restated Investment Management Agreement between Registrant and Kayne Anderson Capital Advisors, L.P. is incorporated herein by reference to Exhibit (g)(1) of Pre-Effective Amendment No. 1 to the Registrant’s Registration Statement on Form N-2 (File Nos. 333-140488 and 811-21593) as filed with the Securities and Exchange Commission on March 23, 2007.

(g)(2)	Assignment of Investment Management Agreement from Kayne Anderson Capital Advisors, L.P. to KA Fund Advisors, LLC is incorporated herein by reference to Exhibit (g)(2) of Pre-Effective Amendment No. 1 to the Registrant’s Registration Statement on Form N-2 (File Nos. 333-140488 and 811-21593) as filed with the Securities and Exchange Commission on March 23, 2007.

(g)(3)	Amendment dated June 13, 2012 to Amended and Restated Investment Management Agreement between Registrant and KA Fund Advisors, LLC is incorporated herein by reference to Exhibit (g)(3) of the Registrant’s Registration Statement on Form N-2 (File Nos. 333-183599 and 811-21593) as filed with the Securities and Exchange Commission on August 28, 2012.

(g)(4)	Letter Agreement between Registrant and KA Fund Advisors, LLC dated December 11, 2014 relating to Waiver of Certain Fees under Amended and Restated Investment Management Agreement dated as of December 12, 2006 — filed herewith.

(h)(1)	Form of Underwriting Agreement for Newly-Issued Common Stock — filed herewith.

(h)(2)	Form of Underwriting Agreement for Newly-Issued Preferred Stock — filed herewith.

(h)(3)	Form of Controlled Equity OfferingSM Sales Agreement for Newly-Issued Common Stock — filed herewith.

(h)(4)	Form of Underwriting Agreement for Newly-Issued Debt Securities — filed herewith.

(i)	Bonus, Profit Sharing, Pension Plans — none.

(j)(1)	Form of Custody Agreement is incorporated herein by reference to Exhibit 99.6 of Pre-Effective Amendment No. 4 to the Registrant’s Registration on Form N-2 (File Nos. 333-116479 and 811-21593) as filed with the Securities and Exchange Commission on September 16, 2004.

(j)(2)	Assignment of Custody Agreement from Custodial Trust Company to JPMorgan Chase Bank, N.A is incorporated herein by reference to Exhibit (j)(2) of Pre-Effective Amendment No. 1 to the Registrant’s Registration Statement on Form N-2 (File Nos. 333-165775 and 811-21593) as filed with the Securities and Exchange Commission on May 24, 2010.

(k)	Other Material Contracts:

(k)(1)	Form of Transfer Agency Agreement is incorporated herein by reference to Exhibit 99.3 of Pre-Effective Amendment No. 5 to the Registrant’s Registration Statement on Form N-2 (File Nos. 333-116479 and 811-21593) as filed with the Securities and Exchange Commission on September 27, 2004.

(k)(2)	Note Purchase Agreement for Series O Notes and Series P Notes dated May 7, 2010 is incorporated herein by reference to Exhibit (k)(11) of Post-Effective Amendment No. 3 to the Registrant’s Registration Statement on Form N-2 (File Nos. 333-165775 and 811-21593) as filed with the Securities and Exchange Commission on April 1, 2011.

(k)(3)	Note Purchase Agreement for Series Q Notes, Series R Notes, Series S Notes and Series T Notes dated November 9, 2010 is incorporated herein by reference to Exhibit (k)(12) of Post-Effective Amendment No. 3 to the Registrant’s Registration Statement on Form N-2 (File Nos. 333-165775 and 811-21593) as filed with the Securities and Exchange Commission on April 1, 2011.

(k)(4)	Note Purchase Agreement for Series U Notes, Series V Notes and Series W Notes dated May 26, 2011 is incorporated herein by reference to Exhibit (k)(14) of Pre-Effective Amendment No. 1 to the Registrant’s Registration Statement on Form N-2 (File Nos. 333-177550 and 811-21593) as filed with the Securities and Exchange Commission on December 9, 2011.

(k)(5)	Note Purchase Agreement for Series X Notes, Series Y Notes, Series Z Notes, Series AA Notes, Series BB Notes and Series CC Notes dated May 3, 2012 is incorporated herein by reference to Exhibit (k)(17) of the Registrant’s Registration Statement on Form N-2 (File Nos. 333-183599 and 811-21593) as filed with the Securities and Exchange Commission on August 28, 2012.

(k)(6)	Note Purchase Agreement for Series DD Notes, Series EE Notes, Series FF Notes and Series GG Notes dated April 16, 2013 is incorporated herein by reference to Exhibit (k)(18) of Post-Effective Amendment No. 7 to the Registrant’s Registration Statement on Form N-2 (File Nos. 333-183599 and 811-21593) as filed with the Securities and Exchange Commission on August 30, 2013.

(k)(7)	Note Purchase Agreement for Series HH Notes dated August 15, 2013 is incorporated herein by reference to Exhibit (k)(19) of Post-Effective Amendment No. 7 to the Registrant’s Registration Statement on Form N-2 (File Nos. 333-183599 and 811-21593) as filed with the Securities and Exchange Commission on August 30, 2013.

(k)(8)	Registration Rights Agreement relating to the Series HH Notes dated August 15, 2013 is incorporated herein by reference to Exhibit (k)(20) of Post-Effective Amendment No. 8 to the Registrant’s Registration Statement on Form N-2 (File Nos. 333-183599 and 811-21593) as filed with the Securities and Exchange Commission on September 10, 2013.

(k)(9)	Certificate of Appointment of American Stock Transfer & Trust Company as Transfer Agent and registrar for Series D Mandatory Redeemable Preferred Shares is incorporated herein by reference to Exhibit (k)(13) of Post-Effective Amendment No. 5 to the Registrant’s Registration Statement on Form N-2 (File Nos. 333-165775 and 811-21593) as filed with the Securities and Exchange Commission on May 5, 2011.

(k)(10)	Certificate of Appointment of American Stock Transfer & Trust Company as Transfer Agent and registrar for Series E Mandatory Redeemable Preferred Shares is incorporated herein by reference to Exhibit (k)(17) of Post-Effective Amendment No. 2 to the Registrant’s Registration Statement on Form N-2 (File Nos. 333-177550 and 811-21593) as filed with the Securities and Exchange Commission on March 15, 2012.

(k)(11)	Certificate of Appointment of American Stock Transfer & Trust Company as Transfer Agent and registrar for Series F Mandatory Redeemable Preferred Shares is incorporated herein by reference to Exhibit (k)(20) of Post-Effective Amendment No. 4 to the Registrant’s Registration Statement on Form N-2 (File Nos. 333-183599 and 811-21593) as filed with the Securities and Exchange Commission on March 27, 2013.

(k)(12)	Certificate of Appointment of American Stock Transfer & Trust Company as Transfer Agent and registrar for Series G Mandatory Redeemable Preferred Shares is incorporated herein by reference to Exhibit (k)(24) of Post-Effective Amendment No. 8 to the Registrant’s Registration Statement on Form N-2 (File Nos. 333-183599 and 811-21593) as filed with the Securities and Exchange Commission on September 10, 2013.

(k)(13)	Credit Agreement among the Registrant, JPMorgan Chase Bank, N.A., and the several banks from time to time parties thereto dated March 5, 2013 is incorporated herein by reference to Exhibit (k)(20) of Post-Effective Amendment No. 3 to the Registrant’s Registration Statement on Form N-2 (File Nos. 333-183599 and 811-21593) as filed with the Securities and Exchange Commission on March 7, 2013.

(k)(14)	Indenture of Trust between the Registrant and The Bank of New York Mellon Trust Company, N.A., as Trustee dated August 22, 2014 is incorporated herein by reference to Exhibit (k)(26) of the Registrant’s Registration Statement on Form N-2 (File Nos. 333-193497 and 811-21593) as filed with the Securities and Exchange Commission on January 23, 2014.

(k)(15)	Statement of Eligibility on Form T-1 of The Bank of New York Mellon Trust Company, N. A., as the Trustee under the Indenture of Trust dated August 22, 2013 is incorporated herein by reference to Exhibit (k)(27) of the Registrant’s Registration Statement on Form N-2 (File Nos. 333-193497 and 811-21593) as filed with the Securities and Exchange Commission on January 23, 2014.

(k)(16)	Note Purchase Agreement for Series HH Notes ($75 million aggregate principal amount) dated January 31, 2014 is incorporated herein by reference to Exhibit (k)(28) of Pre-Effective Amendment No. 1 to the Registrant’s Registration Statement on Form N-2 (File Nos. 333-193497 and 811-21593) as filed with the Securities and Exchange Commission on February 19, 2014.

(k)(17)	Registration Rights Agreement relating to Series HH Notes ($75 million aggregate principal amount) dated February 7, 2014 is incorporated herein by reference to Exhibit (k)(29) of Pre-Effective Amendment No. 1 to the Registrant’s Registration Statement on Form N-2 (File Nos. 333-193497 and 811-21593) as filed with the Securities and Exchange Commission on February 19, 2014.

(k)(18)	Second Supplemental Indenture of Trust between the Registrant and the Bank of New York Mellon Trust Company, N.A., as Trustee, dated February 7, 2014 is incorporated herein by reference to Exhibit (k)(30) of Pre-Effective Amendment No. 1 to the Registrant’s Registration Statement on Form N-2 (File Nos. 333-193497 and 811-21593) as filed with the Securities and Exchange Commission on February 19, 2014.

(k)(19)	Form of Series HH Floating Rate Senior Notes ($75 million aggregate principal amount) is incorporated herein by reference to Exhibit (k)(31) of Pre-Effective Amendment No. 1 to the Registrant’s Registration Statement on Form N-2 (File Nos. 333-193497 and 811-21593) as filed with the Securities and Exchange Commission on February 19, 2014.

(k)(20)	Credit Agreement between Registrant and Sumitomo Mitsui Banking Corporation dated as of February 18, 2014 is incorporated herein by reference to Exhibit (k)(32) of Pre-Effective Amendment No. 1 to the Registrant’s Registration Statement on Form N-2 (File Nos. 333-193497 and 811-21593) as filed with the Securities and Exchange Commission on February 19, 2014.

(k)(21)	Closed-End Fund Services Agreement among the Registrant, Ultimus Fund Solutions, LLC and the other parties thereto dated November 15, 2013 is incorporated herein by reference to Exhibit (k)(1) of Post-Effective Amendment No. 2 to the Registrant’s Registration Statement on Form N-2 (File Nos. 333-193497 and 811-21593) as filed with the Securities and Exchange Commission on March 28, 2014.

(k)(22)	Note Purchase Agreement for Series II Notes, Series JJ Notes and Series KK Notes, dated as of April 30, 2014 is incorporated herein by reference to Exhibit (k)(26) of Post-Effective Amendment No. 4 to the Registrant’s Registration Statement on Form N-2 (File Nos. 333-193497 and 811-21593.

(k)(23)	Agency Agreement between the Registrant and The Bank of New York Mellon Trust Company N.A. related to the Note Purchase Agreement for Series II Notes, Series JJ Notes and Series KK Notes, dated as of April 30, 2014 is incorporated herein by reference to Exhibit (k)(27) of Post-Effective Amendment No. 4 to the Registrant’s Registration Statement on Form N-2 (File Nos. 333-193497 and 811-21593.

(k)(24)	Securities Purchase Agreement for Series H Mandatory Redeemable Preferred Shares dated as of April 30, 2014 is incorporated herein by reference to Exhibit (k)(28) of Post-Effective Amendment No. 4 to the Registrant’s Registration Statement on Form N-2 (File Nos. 333-193497 and 811-21593.

(k)(25)	Agency Agreement between the Registrant and The Bank of New York Mellon Trust Company N.A. related to the Securities Purchase Agreement for Series H Mandatory Redeemable Preferred Shares, dated as of April 30, 2014 is incorporated herein by reference to Exhibit (k)(29) of Post-Effective Amendment No. 4 to the Registrant’s Registration Statement on Form N-2 (File Nos. 333-193497 and 811-21593.

(k)(26)	Note Purchase Agreement for Series LL, Series MM, Series NN and Series OO, dated as of October 29, 2014 – filed herewith.

(k)(27)	Agency Agreement between the Registrant and The Bank of New York Mellon Trust Company N.A. related to the Note Purchase Agreement for Series LL, Series MM, Series NN and Series OO, dated as of October 29, 2014 – filed herewith.

(k)(28)	Securities Purchase Agreement for Series I Mandatory Redeemable Shares dated as of October 29, 2014 – filed herewith.

(k)(29)	Agency Agreement between the Registrant and The Bank of New York Mellon Trust Company N.A. related to the Securities Purchase Agreement for Series I Mandatory Redeemable Shares, dated as of October 29, 2014 – filed herewith.

(k)(30)	Amendment dated September 24, 2014 to Credit Agreement between Registrant and Sumitomo Mitsui Bank Corporation — filed herewith.

(l)	Opinions and Consents of Counsel:

(l)(1)	Opinion and Consent of Venable LLP with respect to issuances of Common Stock, Preferred Stock and Debt Securities – filed herewith.

(l)(2)	Opinion and Consent of Paul Hastings LLP with respect to issuances of Debt Securities – to be filed by amendment.

(l)(3)	Opinion and Consent of Venable LLP with respect to specific issuances of Common Stock – to be filed by amendment.

(l)(4)	Opinion and Consent of Venable LLP with respect to specific issuances of Preferred Stock – to be filed by amendment.

(l)(5)	Opinion and Consent of Venable LLP with respect to specific issuances of Debt Securities – to be filed by amendment.

(m)	Non-Resident Officers/Directors — none.

(n)	Consent of PricewaterhouseCoopers LLP, the Registrant’s Independent Auditors – filed herewith.

(o)	Omitted Financial Statements — none.

(p)	Subscription Agreement — none.

(q)	Model Retirement Plans — none.

(r)	Codes of Ethics:

(r)(1)	Code of Ethics of Registrant is incorporated herein by reference to Exhibit 99.8 of Pre-Effective Amendment No. 4 to the Registrant’s Registration on Form N-2 (File Nos. 333-116479 and 811-21593) as filed with the Securities and Exchange Commission on September 16, 2004.

(r)(2)	Code of Conduct of KA Fund Advisors, LLC is incorporated herein by reference to Exhibit (r)(2) of Post-Effective Amendment No. 1 to the Registrant’s Registration Statement on Form N-2 (File Nos. 333-165775 and 811-21593) as filed with the Securities and Exchange Commission on August 10, 2010.

(s)	Powers of Attorney – filed herewith.

Item 26.	Marketing Arrangements

Reference is made to the forms of underwriting agreement for the Registrant’s common and preferred stock and debt securities filed as exhibits to the Registration Statement and the Underwriting Agreements (or forms thereof) which relate to the specific issuances of common or preferred stock or debt securities registered under the Registration Statement and filed as exhibits to the Registration Statement. Reference also is made to the information under the headings “Plan of Distribution” in the Registrant’s Base Prospectus and under the heading “Underwriting”, or other similar such captions, in the Registrant’s prospectus supplement relating to specific issuances of common or preferred stock or debt securities filed with the Securities and Exchange Commission from time to time.

Item 27.	Other Expenses and Distribution

The following table sets forth the estimated expenses to be incurred in connection with the offering described in this Registration Statement:

Securities and Exchange Commission fees	$116,200
Printing and engraving expenses	$125,000
FINRA fee	$150,500
NYSE listing fees	$95,000
Accounting fees and expenses	$50,000
Legal fees and expenses	$250,000
Miscellaneous fees and expenses	$13,300

Total	$800,000

Item 28.	Persons Controlled by or Under Common Control

None.

Item 29.	Number of Holders of Securities as of December 31, 2014

Title of Class	Number of Record Holders
Common Stock, $0.001 par value per share	64
Preferred Stock (Liquidation Preference $25.00 per share)	22
Long-term Debt	41

Item 30.	Indemnification

Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty that is established by a final judgment as being material to the cause of action. The Registrant’s charter contains such a provision which eliminates our directors’ and officers’ liability to the maximum extent permitted by Maryland law, subject to the requirements of the 1940 Act.

The Registrant’s charter authorizes the Registrant, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to obligate itself to indemnify any present or former director or officer or any individual who, while a director or officer of the Registrant and at the request of the Registrant, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee, from and against any claim or liability to which that individual may become subject or which that individual may incur by reason of his or her service in any such capacity and to pay or reimburse his or her reasonable expenses in advance of final disposition of a proceeding. The Registrant’s bylaws obligate the Registrant, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former director or officer or any individual who, while a director or officer of the Registrant and at the request of the Registrant, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee and who is made, or threatened to be made, a party to the proceeding by reason of his or her service in that capacity from and against any claim or liability to which that individual may become subject or which that individual may incur by reason of his or her service in any of the foregoing capacities and to pay or reimburse his or her reasonable expenses in advance of final disposition of a proceeding. The charter and bylaws also permit the Registrant to indemnify and advance expenses to any individual who served a predecessor of the Registrant in any of the capacities described above and any employee or agent of the Registrant or a predecessor of the Registrant.

Maryland law requires a corporation (unless its charter provides otherwise, which the Registrant’s charter does not) to indemnify a director or officer who has been successful, on the merits or otherwise, in the defense of any proceeding to which he or she is made, or threatened to be made, a party by reason of his or her service in that capacity. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made, or threatened to be made, a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (1) was committed in bad faith or (2) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe the act or omission was unlawful. However, under Maryland law, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that personal benefit was improperly received, unless in either case a court orders indemnification and then only for expenses. In addition, Maryland law permits a corporation to advance reasonable expenses to a director or officer upon the corporation’s receipt of (a) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.

In accordance with the 1940 Act, the Registrant will not indemnify any person for any liability to which such person would be subject by reason of such person’s willful malfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Insofar as indemnification for liability arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 31.	Business and Other Connections of Investment Adviser

The information in the SAI under the caption “Management — Directors and Officers” is hereby incorporated by reference.

Part B and Schedules A and D of Form ADV of the Adviser (SEC File No. 801-67089), incorporated herein by reference, sets forth the officers of the Adviser and information as to any business, profession, vocation or employment of a substantial nature engaged in by those officers during the past two years.

Item 32.	Location of Accounts and Records

The accounts, books or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, and the rules promulgated thereunder, are kept by the Registrant or its custodian, transfer agent, administrator and fund accountant.

Item 33.	Management Services

Not applicable.

Item 34.	Undertakings

1. Registrant undertakes to suspend the offering of its common stock until it amends the prospectus filed herewith if (1) subsequent to the effective date of its registration statement, the net asset value declines more than 10 percent from its net asset value as of the effective date of the registration statement, or (2) the net asset value increases to an amount greater than its net proceeds as stated in the prospectus.

2. Not Applicable.

3. Not Applicable.

4. Registrant undertakes:

(a) to file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

(1) to include any prospectus required by Section 10(a)(3) of the Securities Act of 1933, as amended (the “Securities Act”);

(2) to reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement; and

(3) to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

(b) that, for the purpose of determining liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of those securities at that time shall be deemed to be the initial bona fide offering thereof; and

(c) to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering; that, for the purpose of determining liability under the Securities Act to any purchaser, if the Registrant is subject to Rule 430C: each prospectus filed pursuant to Rule 497(b), (c), (d) or (e) under the Securities Act as part of this registration statement relating to an offering, other than prospectuses filed in reliance on Rule 430A under the Securities Act, shall be deemed to be part of and included in this registration statement as of the date it is first used after effectiveness. Provided, however, that no statement made in this registration statement or prospectus that is part of this registration statement or made in a document incorporated or deemed incorporated by reference into this registration or prospectus that is part of this registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in this registration statement or prospectus that was part of this registration statement or made in any such document immediately prior to such date of first use.

(d) that for the purpose of determining liability of the Registrant under the Securities Act to any purchaser in the initial distribution of securities:

The undersigned Registrant undertakes that in a primary offering of securities of the undersigned Registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned Registrant will be a seller to the purchaser and will be considered to offer or sell such securities to the purchaser:

(1) any preliminary prospectus or prospectus of the undersigned Registrant relating to the offering required to be filed pursuant to Rule 497 under the Securities Act;

(2) the portion of any advertisement pursuant to Rule 482 under the Securities Act relating to the offering containing material information about the undersigned Registrant or its securities provided by or on behalf of the undersigned Registrant; and

(3) any other communication that is an offer in the offering made by the undersigned Registrant to the purchaser.

5. Registrant undertakes that:

(a) For purposes of determining any liability under the Securities Act, the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in the form of prospectus filed by the Registrant under Rule 497(h) under the Securities Act shall be deemed to be part of this registration statement as of the time it was declared effective; and

(b) For the purpose of determining any liability under the Securities Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof.

6. The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any Statement of Additional Information.

7. Upon each issuance of securities pursuant to this Registration Statement, the Registrant undertakes to file a form of prospectus and/or form of prospectus supplement pursuant to Rule 497 and a post-effective amendment to the extent required by the Securities Act and the rules and regulations thereunder, including, but not limited to a post-effective amendment pursuant to Rule 462(c) or Rule 462(d) under the Securities Act.

8. The Registrant undertakes to file a post-effective amendment upon each issuance of securities pursuant to this registration statement in which such securities are sold other than for cash, including in exchange transactions for non-control securities or for a combination of cash and non-control securities.

9. The Registrant undertakes to file a post-effective amendment with respect to any offering of common stock and preferred stock pursuant to this Registration Statement which is structured as a linked or unit offering.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Registration Statement on Form N-2 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, and the State of Texas, on the 6th day of February, 2015.

KAYNE ANDERSON MLP INVESTMENT COMPANY

By:	/s/ KEVIN S. MCCARTHY
Kevin S. McCarthy
Title: Chairman and Chief Executive Officer

Pursuant to the requirements of the 1933 Act, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

Signature	Title	Date

/s/ KEVIN S. MCCARTHY Kevin S. McCarthy	Director, Chief Executive Officer and President (Principal Executive Officer)	February 6, 2015

/s/ TERRY A. HART Terry A. Hart	Chief Financial Officer and Treasurer (Principal Financial and Accounting Officer)	February 6, 2015

/s/ ANNE K. COSTIN* Anne K. Costin	Director	February 6, 2015

/s/ STEVEN C. GOOD* Steven C. Good	Director	February 6, 2015

/s/ GERALD I. ISENBERG* Gerald I. Isenberg	Director	February 6, 2015

/s/ WILLIAM H. SHEA* William H. Shea	Director	February 6, 2015

*By: /s/ DAVID A. HEARTH David A. Hearth	Attorney-in-Fact (Pursuant to Powers of Attorney filed herewith)	February 6, 2015

INDEX TO EXHIBITS

Exhibit	Exhibit Name

(a)(1)	Registrant’s Articles of Amendment and Restatement is incorporated herein by reference to Exhibit 99.1 of Pre-Effective Amendment No. 3 to the Registrant’s Registration Statement on Form N-2 (File Nos. 333-116479 and 811-21593) as filed with the Securities and Exchange Commission on September 1, 2004.

(a)(2)	Registrant’s Articles Supplementary for Series A Mandatory Redeemable Preferred Stock is incorporated herein by reference to Exhibit (a)(2) of Pre-Effective Amendment No. 2 to the Registrant’s Registration Statement on Form N-2 (File Nos. 333-165775 and 811-21593) as filed with the Securities and Exchange Commission on July 6, 2010.

(a)(3)	Registrant’s Articles Supplementary for Series B Mandatory Redeemable Preferred Shares and Series C Mandatory Redeemable Preferred Shares is incorporated herein by reference to Exhibit (a)(3) of Post-Effective Amendment No. 2 to the Registrant’s Registration Statement on Form N-2 (File Nos. 333-165775 and 811-21593) as filed with the Securities and Exchange Commission on February 14, 2011.

(a)(4)	Registrant’s Articles Supplementary for Series E Mandatory Redeemable Preferred Shares is incorporated herein by reference to Exhibit (a)(5) of Post-Effective Amendment No. 2 to the Registrant’s Registration Statement on Form N-2 (File Nos. 333-177550 and 811-21593) as filed with the Securities and Exchange Commission on March 15, 2012.

(a)(5)	Registrant’s Articles Supplementary for Series F Mandatory Redeemable Preferred Shares is incorporated herein by reference to Exhibit (a)(6) of Post-Effective Amendment No. 4 to the Registrant’s Registration Statement on Form N-2 (File Nos. 333-183599 and 811-21593) as filed with the Securities and Exchange Commission on March 27, 2013.

(a)(6)	Registrant’s Articles Supplementary for Series G Mandatory Redeemable Preferred Shares is incorporated herein by reference to Exhibit (a)(7) of Post-Effective Amendment No. 8 to the Registrant’s Registration Statement on Form N-2 (File Nos. 333-183599 and 811-21593) as filed with the Securities and Exchange Commission on September 10, 2013.

(a)(7)	Registrant’s Articles Supplementary for Series H Mandatory Redeemable Preferred Shares is incorporated herein by reference to Exhibit (a)(7) of Post-Effective Amendment No. 4 to the Registrant’s Registration Statement on Form N-2 (File Nos. 333-193497 and 811-21593 as filed with the Securities and Exchange Commission on July 22, 2014.

(a)(8)	Registrant’s Articles Supplementary for Series I Mandatory Redeemable Preferred Shares – filed herewith.

(b)	Registrant’s Amended and Restated Bylaws of Registrant is incorporated herein by reference to Exhibit 99.1 of Pre-Effective Amendment No. 4 to the Registrant’s Registration Statement on Form N-2 (File Nos. 333-116479 and 811-21593) as filed with the Securities and Exchange Commission on September 16, 2004.

(c)	Voting Trust Agreement — none.

(d)(1)	Form of Common Share Certificate is incorporated herein by reference to Exhibit (d)(1) of Registrant’s Registration Statement on Form N-2 (File Nos. 333-140488 and 811-21593) as filed with the Securities and Exchange Commission on February 7, 2007.

(d)(2)	Form of Fitch Rating Guidelines — filed herewith.

(d)(3)	Form of Stock Certificate for the Registrant’s Series A Mandatory Redeemable Preferred Shares is incorporated herein by reference to Exhibit (d)(2) of Pre-Effective Amendment No. 1 to Registrant’s Registration Statement on Form N-2 (File Nos. 333-165775 and 811-21593) as filed with the Securities and Exchange Commission on May 24, 2010.

(d)(4)	Form of Stock Certificate for the Registrant’s Series B Mandatory Redeemable Preferred Shares is incorporated herein by reference to Exhibit (d)(4) of Post-Effective Amendment No. 2 to the Registrant’s Registration Statement on Form N-2 (File Nos. 333-165775 and 811-21593) as filed with the Securities and Exchange Commission on February 14, 2011.

(d)(5)	Form of Stock Certificate for the Registrant’s Series C Mandatory Redeemable Preferred Shares is incorporated herein by reference to Exhibit (d)(5) of Post-Effective Amendment No. 2 to the Registrant’s Registration Statement on Form N-2 (File Nos. 333-165775 and 811-21593) as filed with the Securities and Exchange Commission on February 14, 2011.

(d)(6)	Form of Stock Certificate for the Registrant’s Series E Mandatory Redeemable Preferred Shares is incorporated herein by reference to Exhibit (d)(7) of Post-Effective Amendment No. 2 to the Registrant’s Registration Statement on Form N-2 (File Nos. 333-177550 and 811-21593) as filed with the Securities and Exchange Commission on March 15, 2012.

(d)(7)	Form of Stock Certificate for the Registrant’s Series F Mandatory Redeemable Preferred Shares is incorporated herein by reference to Exhibit (d)(8) of Post-Effective Amendment No. 4 to the Registrant’s Registration Statement on Form N-2 (File Nos. 333-183599 and 811-21593) as filed with the Securities and Exchange Commission on March 27, 2013.

Exhibit	Exhibit Name

(d)(8)	Form of Stock Certificate for the Registrant’s Series G Mandatory Redeemable Preferred Shares is incorporated herein by reference to Exhibit (d)(9) of Post-Effective Amendment No. 8 to the Registrant’s Registration Statement on Form N-2 (File Nos. 333-183599 and 811-21593) as filed with the Securities and Exchange Commission on September 10, 2013.

(d)(9)

Form of Stock Certificate for the Registrant’s Series H Mandatory Redeemable Preferred Shares is incorporated herein by reference to Exhibit (d)(9) of Post-Effective Amendment No. 4 to the Registrant’s Registration Statement on

Form N-2 (File Nos. 333-193497 and 811-21593 as filed with the Securities and Exchange Commission on July 22, 2014.

(d)(10)	Form of Stock Certificate for the Registrant’s Series I Mandatory Redeemable – filed herewith.

(e)	Registrant’s Amended Dividend Reinvestment Plan is incorporated herein by reference to Exhibit (e) of Post-Effective Amendment No. 1 to the Registrant’s Registration Statement on Form N-2 (File Nos. 333-151975 and 811-21593) as filed with the Securities and Exchange Commission on April 17, 2009.

(f)	Long-Term Debt Instruments — none.

(g)(1)	Amended and Restated Investment Management Agreement between Registrant and Kayne Anderson Capital Advisors, L.P. is incorporated herein by reference to Exhibit (g)(1) of Pre-Effective Amendment No. 1 to the Registrant’s Registration Statement on Form N-2 (File Nos. 333-140488 and 811-21593) as filed with the Securities and Exchange Commission on March 23, 2007.

(g)(2)	Assignment of Investment Management Agreement from Kayne Anderson Capital Advisors, L.P. to KA Fund Advisors, LLC is incorporated herein by reference to Exhibit (g)(2) of Pre-Effective Amendment No. 1 to the Registrant’s Registration Statement on Form N-2 (File Nos. 333-140488 and 811-21593) as filed with the Securities and Exchange Commission on March 23, 2007.

(g)(3)	Amendment dated June 13, 2012 to Amended and Restated Investment Management Agreement between Registrant and KA Fund Advisors, LLC is incorporated herein by reference to Exhibit (g)(3) of the Registrant’s Registration Statement on Form N-2 (File Nos. 333-183599 and 811-21593) as filed with the Securities and Exchange Commission on August 28, 2012.

(g)(4)	Letter Agreement between Registrant and KA Fund Advisors, LLC dated December 11, 2014 relating to Waiver of Certain Fees under Amended and Restated Investment Management Agreement dated as of December 12, 2006 — filed herewith.

(h)(1)	Form of Underwriting Agreement for Newly-Issued Common Stock — filed herewith.

(h)(2)	Form of Underwriting Agreement for Newly-Issued Preferred Stock — filed herewith.

(h)(3)	Form of Controlled Equity OfferingSM Sales Agreement for Newly-Issued Common Stock — filed herewith.

(h)(4)	Form of Underwriting Agreement for Newly-Issued Debt Securities — filed herewith.

(i)	Bonus, Profit Sharing, Pension Plans — none.

(j)(1)	Form of Custody Agreement is incorporated herein by reference to Exhibit 99.6 of Pre-Effective Amendment No. 4 to the Registrant’s Registration on Form N-2 (File Nos. 333-116479 and 811-21593) as filed with the Securities and Exchange Commission on September 16, 2004.

(j)(2)	Assignment of Custody Agreement from Custodial Trust Company to JPMorgan Chase Bank, N.A is incorporated herein by reference to Exhibit (j)(2) of Pre-Effective Amendment No. 1 to the Registrant’s Registration Statement on Form N-2 (File Nos. 333-165775 and 811-21593) as filed with the Securities and Exchange Commission on May 24, 2010.

(k)	Other Material Contracts:

(k)(1)	Form of Transfer Agency Agreement is incorporated herein by reference to Exhibit 99.3 of Pre-Effective Amendment No. 5 to the Registrant’s Registration Statement on Form N-2 (File Nos. 333-116479 and 811-21593) as filed with the Securities and Exchange Commission on September 27, 2004.

Exhibit	Exhibit Name

(k)(2)	Note Purchase Agreement for Series O Notes and Series P Notes dated May 7, 2010 is incorporated herein by reference to Exhibit (k)(11) of Post-Effective Amendment No. 3 to the Registrant’s Registration Statement on Form N-2 (File Nos. 333-165775 and 811-21593) as filed with the Securities and Exchange Commission on April 1, 2011.

(k)(3)	Note Purchase Agreement for Series Q Notes, Series R Notes, Series S Notes and Series T Notes dated November 9, 2010 is incorporated herein by reference to Exhibit (k)(12) of Post-Effective Amendment No. 3 to the Registrant’s Registration Statement on Form N-2 (File Nos. 333-165775 and 811-21593) as filed with the Securities and Exchange Commission on April 1, 2011.

(k)(4)	Note Purchase Agreement for Series U Notes, Series V Notes and Series W Notes dated May 26, 2011 is incorporated herein by reference to Exhibit (k)(14) of Pre-Effective Amendment No. 1 to the Registrant’s Registration Statement on Form N-2 (File Nos. 333-177550 and 811-21593) as filed with the Securities and Exchange Commission on December 9, 2011.

(k)(5)	Note Purchase Agreement for Series X Notes, Series Y Notes, Series Z Notes, Series AA Notes, Series BB Notes and Series CC Notes dated May 3, 2012 is incorporated herein by reference to Exhibit (k)(17) of the Registrant’s Registration Statement on Form N-2 (File Nos. 333-183599 and 811-21593) as filed with the Securities and Exchange Commission on August 28, 2012.

(k)(6)	Note Purchase Agreement for Series DD Notes, Series EE Notes, Series FF Notes and Series GG Notes dated April 16, 2013 is incorporated herein by reference to Exhibit (k)(18) of Post-Effective Amendment No. 7 to the Registrant’s Registration Statement on Form N-2 (File Nos. 333-183599 and 811-21593) as filed with the Securities and Exchange Commission on August 30, 2013.

Exhibit	Exhibit Name

(k)(7)	Note Purchase Agreement for Series HH Notes dated August 15, 2013 is incorporated herein by reference to Exhibit (k)(19) of Post-Effective Amendment No. 7 to the Registrant’s Registration Statement on Form N-2 (File Nos. 333-183599 and 811-21593) as filed with the Securities and Exchange Commission on August 30, 2013.

(k)(8)	Registration Rights Agreement relating to the Series HH Notes dated August 15, 2013 is incorporated herein by reference to Exhibit (k)(20) of Post-Effective Amendment No. 8 to the Registrant’s Registration Statement on Form N-2 (File Nos. 333-183599 and 811-21593) as filed with the Securities and Exchange Commission on September 10, 2013.

(k)(9)	Certificate of Appointment of American Stock Transfer & Trust Company as Transfer Agent and registrar for Series D Mandatory Redeemable Preferred Shares is incorporated herein by reference to Exhibit (k)(13) of Post-Effective Amendment No. 5 to the Registrant’s Registration Statement on Form N-2 (File Nos. 333-165775 and 811-21593) as filed with the Securities and Exchange Commission on May 5, 2011.

(k)(10)	Certificate of Appointment of American Stock Transfer & Trust Company as Transfer Agent and registrar for Series E Mandatory Redeemable Preferred Shares is incorporated herein by reference to Exhibit (k)(17) of Post-Effective Amendment No. 2 to the Registrant’s Registration Statement on Form N-2 (File Nos. 333-177550 and 811-21593) as filed with the Securities and Exchange Commission on March 15, 2012.

(k)(11)	Certificate of Appointment of American Stock Transfer & Trust Company as Transfer Agent and registrar for Series F Mandatory Redeemable Preferred Shares is incorporated herein by reference to Exhibit (k)(20) of Post-Effective Amendment No. 4 to the Registrant’s Registration Statement on Form N-2 (File Nos. 333-183599 and 811-21593) as filed with the Securities and Exchange Commission on March 27, 2013.

(k)(12)	Certificate of Appointment of American Stock Transfer & Trust Company as Transfer Agent and registrar for Series G Mandatory Redeemable Preferred Shares is incorporated herein by reference to Exhibit (k)(24) of Post-Effective Amendment No. 8 to the Registrant’s Registration Statement on Form N-2 (File Nos. 333-183599 and 811-21593) as filed with the Securities and Exchange Commission on September 10, 2013.

(k)(13)	Credit Agreement among the Registrant, JPMorgan Chase Bank, N.A., and the several banks from time to time parties thereto dated March 5, 2013 is incorporated herein by reference to Exhibit (k)(20) of Post-Effective Amendment No. 3 to the Registrant’s Registration Statement on Form N-2 (File Nos. 333-183599 and 811-21593) as filed with the Securities and Exchange Commission on March 7, 2013.

(k)(14)	Indenture of Trust between the Registrant and The Bank of New York Mellon Trust Company, N.A., as Trustee dated August 22, 2014 is incorporated herein by reference to Exhibit (k)(26) of the Registrant’s Registration Statement on Form N-2 (File Nos. 333-193497 and 811-21593) as filed with the Securities and Exchange Commission on January 23, 2014.

(k)(15)	Statement of Eligibility on Form T-1 of The Bank of New York Mellon Trust Company, N. A., as the Trustee under the Indenture of Trust dated August 22, 2013 is incorporated herein by reference to Exhibit (k)(27) of the Registrant’s Registration Statement on Form N-2 (File Nos. 333-193497 and 811-21593) as filed with the Securities and Exchange Commission on January 23, 2014.

(k)(16)	Note Purchase Agreement for Series HH Notes ($75 million aggregate principal amount) dated January 31, 2014 is incorporated herein by reference to Exhibit (k)(28) of Pre-Effective Amendment No. 1 to the Registrant’s Registration Statement on Form N-2 (File Nos. 333-193497 and 811-21593) as filed with the Securities and Exchange Commission on February 19, 2014.

(k)(17)	Registration Rights Agreement relating to Series HH Notes ($75 million aggregate principal amount) dated February 7, 2014 is incorporated herein by reference to Exhibit (k)(29) of Pre-Effective Amendment No. 1 to the Registrant’s Registration Statement on Form N-2 (File Nos. 333-193497 and 811-21593) as filed with the Securities and Exchange Commission on February 19, 2014.

(k)(18)	Second Supplemental Indenture of Trust between the Registrant and the Bank of New York Mellon Trust Company, N.A., as Trustee, dated February 7, 2014 is incorporated herein by reference to Exhibit (k)(30) of Pre-Effective Amendment No. 1 to the Registrant’s Registration Statement on Form N-2 (File Nos. 333-193497 and 811-21593) as filed with the Securities and Exchange Commission on February 19, 2014.

(k)(19)	Form of Series HH Floating Rate Senior Notes ($75 million aggregate principal amount) is incorporated herein by reference to Exhibit (k)(31) of Pre-Effective Amendment No. 1 to the Registrant’s Registration Statement on Form N-2 (File Nos. 333-193497 and 811-21593) as filed with the Securities and Exchange Commission on February 19, 2014.

(k)(20)	Credit Agreement between Registrant and Sumitomo Mitsui Banking Corporation dated as of February 18, 2014 is incorporated herein by reference to Exhibit (k)(32) of Pre-Effective Amendment No. 1 to the Registrant’s Registration Statement on Form N-2 (File Nos. 333-193497 and 811-21593) as filed with the Securities and Exchange Commission on February 19, 2014.

(k)(21)	Closed-End Fund Services Agreement among the Registrant, Ultimus Fund Solutions, LLC and the other parties thereto dated November 15, 2013 is incorporated herein by reference to Exhibit (k)(1) of Post-Effective Amendment No. 2 to the Registrant’s Registration Statement on Form N-2 (File Nos. 333-193497 and 811-21593) as filed with the Securities and Exchange Commission on March 28, 2014.

(k)(22)	Note Purchase Agreement for Series II Notes, Series JJ Notes and Series KK Notes, dated as of April 30, 2014 is incorporated herein by reference to Exhibit (k)(26) of Post-Effective Amendment No. 4 to the Registrant’s Registration Statement on Form N-2 (File Nos. 333-193497 and 811-21593.

(k)(23)	Agency Agreement between the Registrant and The Bank of New York Mellon Trust Company N.A. related to the Note Purchase Agreement for Series II Notes, Series JJ Notes and Series KK Notes, dated as of April 30, 2014 is incorporated herein by reference to Exhibit (k)(27) of Post-Effective Amendment No. 4 to the Registrant’s Registration Statement on Form N-2 (File Nos. 333-193497 and 811-21593.

(k)(24)	Securities Purchase Agreement for Series H Mandatory Redeemable Preferred Shares dated as of April 30, 2014 is incorporated herein by reference to Exhibit (k)(28) of Post-Effective Amendment No. 4 to the Registrant’s Registration Statement on Form N-2 (File Nos. 333-193497 and 811-21593.

(k)(25)	Agency Agreement between the Registrant and The Bank of New York Mellon Trust Company N.A. related to the Securities Purchase Agreement for Series H Mandatory Redeemable Preferred Shares, dated as of April 30, 2014 is incorporated herein by reference to Exhibit (k)(29) of Post-Effective Amendment No. 4 to the Registrant’s Registration Statement on Form N-2 (File Nos. 333-193497 and 811-21593.

(k)(26)	Note Purchase Agreement for Series LL, Series MM, Series NN and Series OO, dated as of October 29, 2014 – filed herewith.

(k)(27)	Agency Agreement between the Registrant and The Bank of New York Mellon Trust Company N.A. related to the Note Purchase Agreement for Series LL, Series MM, Series NN and Series OO, dated as of October 29, 2014 – filed herewith.

(k)(28)	Securities Purchase Agreement for Series I Mandatory Redeemable Shares dated as of October 29, 2014 – filed herewith.

(k)(29)	Agency Agreement between the Registrant and The Bank of New York Mellon Trust Company N.A. related to the Securities Purchase Agreement for Series I Mandatory Redeemable Shares, dated as of October 29, 2014 – filed herewith.

(k)(30)	Amendment dated September 24, 2014 to Credit Agreement between Registrant and Sumitomo Mitsui Bank Corporation — filed herewith.

(l)	Opinions and Consents of Counsel:

(l)(1)	Opinion and Consent of Venable LLP with respect to issuances of Common Stock, Preferred Stock and Debt Securities – filed herewith.

(l)(2)	Opinion and Consent of Paul Hastings LLP with respect to issuances of Debt Securities – to be filed by amendment.

(l)(3)	Opinion and Consent of Venable LLP with respect to specific issuances of Common Stock – to be filed by amendment.

(l)(4)	Opinion and Consent of Venable LLP with respect to specific issuances of Preferred Stock – to be filed by amendment.

(l)(5)	Opinion and Consent of Venable LLP with respect to specific issuances of Debt Securities – to be filed by amendment.

(m)	Non-Resident Officers/Directors — none.

(n)	Consent of PricewaterhouseCoopers LLP, the Registrant’s Independent Auditors – filed herewith.

(o)	Omitted Financial Statements — none.

(p)	Subscription Agreement — none.

(q)	Model Retirement Plans — none.

(r)	Codes of Ethics:

(r)(1)	Code of Ethics of Registrant is incorporated herein by reference to Exhibit 99.8 of Pre-Effective Amendment No. 4 to the Registrant’s Registration on Form N-2 (File Nos. 333-116479 and 811-21593) as filed with the Securities and Exchange Commission on September 16, 2004.

(r)(2)	Code of Conduct of KA Fund Advisors, LLC is incorporated herein by reference to Exhibit (r)(2) of Post-Effective Amendment No. 1 to the Registrant’s Registration Statement on Form N-2 (File Nos. 333-165775 and 811-21593) as filed with the Securities and Exchange Commission on August 10, 2010.

(s)	Powers of Attorney – filed herewith.